                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

FILED BY THE REGISTRANT  [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT  [ ]
CHECK THE APPROPRIATE BOX:
[X]  PRELIMINARY PROXY STATEMENT
[X] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  DEFINITIVE PROXY STATEMENT
[ ]  DEFINITIVE ADDITIONAL MATERIALS
[ ]  SOLICITING MATERIAL PURSUANT TO RULE 14a-11(c) OR RULE 14a-12


                              MEGO FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[ ]  NO FEE REQUIRED.

[X]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(1) AND 0-11.

(1)  Title of each class of securities to which transaction applies:
     MEGO FINANCIAL CORP. COMMON STOCK, PAR VALUE $.01 PER SHARE (THE "MEGO COMMON STOCK")
--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:
     21,403,006 SHARES OF MEGO COMMON STOCK
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     The per unit price of each share of Mego Common Stock is $5.71. The filing fee of $24,442.23 has been calculated in accordance with Rule 0-11 under the Exchange Act and is equal to 1/50 of 1% of the product of 21,403,006 (the number of shares of Mego Common Stock to be transferred to Sycamore Acquisition Corp.) and $5.71.
--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

     $122,211,164.20
--------------------------------------------------------------------------------
(5)  Total fee paid:
     $24,442.23 (FEE PAID BY WIRE TRANSFER ON APRIL 22, 1998. THE CIK NUMBER FOR FEES IS 000736035)
--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)  Filing Party:

--------------------------------------------------------------------------------

(4)  Date Filed:

--------------------------------------------------------------------------------

                              MEGO FINANCIAL CORP.
                               4310 PARADISE ROAD
                             LAS VEGAS, NEVADA 89109

                                                            [Month] [Date], 1998

Dear Mego Financial Corp. Shareholder:

         You are cordially invited to attend the special meeting (the "Special Meeting") of shareholders of Mego Financial Corp. (the "Company") to be held on [Day], [Month] [Date], 1998, at [10:00] a.m. at the [location, address], Las Vegas, Nevada.

         On March 25, 1998, Mego agreed to be acquired by Sycamore Acquisition Corp. (the "Purchaser"), in a merger that values your shares of the Company at $5.71 per share (subject to a maximum upward adjustment of $.04 per share). At the Special Meeting you will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of March 25, 1998 (the "Merger Agreement"), which provides for the merger (the "Merger"), of the Purchaser, which at the effective time of the Merger will be wholly-owned by Sycamore Partners, LLC (the "Parent"), with and into the Company. Under the terms of the Merger Agreement, each outstanding share (each a "Share" and collectively the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of the Company (other than Shares held by the Parent or the Purchaser or any subsidiary of the foregoing (except certain shares held by either the Company or Preferred Equities Corporation, a wholly owned subsidiary of the Company, as nominee) or held in the treasury of the Company or any subsidiary of the Company), will be converted in the Merger into the right to receive $5.71 in cash (subject to a maximum upward adjustment of $.04 per share), without interest (the "Merger Consideration").

         The Board of Directors of the Company (other than Mr. Wilbur Ross, who abstained from such vote due to a potential conflict of interest) has determined that the Merger is fair to and in the best interests of the Company and its shareholders and unanimously recommends, that shareholders approve and adopt the Merger Agreement and the Merger. On March 23, 1998, in connection with its review and consideration of the Merger, the Board of Directors requested and received the opinion of NationsBanc Montgomery Securities LLC ("NMS"), with respect to the fairness, from a financial point of view as of such date, of the consideration to be received by the Company's shareholders pursuant to the Merger. A description of the opinion delivered by NMS to the Company's Board of Directors (including a description of certain important qualifications, assumptions made, matters considered, areas of reliance on others, and limitations on the review undertaken), and a discussion of the reasons for the Board of Directors' determination that the Merger is fair to, and in the best interests of, the Company and its shareholders, is set forth in the accompanying Proxy Statement.

         The affirmative vote of 66-2/3% of the Shares is required to approve and adopt the Merger Agreement and the Merger. Directors and shareholders holding approximately 40% of the Shares have agreed to vote in favor of the Merger, and, with the approval of the Board of Directors, have granted to the Parent proxies to vote, and options to purchase, their Shares under certain circumstances.

         If the Merger Agreement is approved and adopted and all other conditions described in the Merger Agreement have been met or, where permissible, waived, the Merger is expected to occur as soon as possible after the Special Meeting.

         Following consummation of the Merger, each shareholder of record will be mailed a transmittal form and instructions for surrender of stock certificates for payment pursuant to the Merger Agreement. PLEASE DO NOT SURRENDER YOUR STOCK CERTIFICATES UNTIL YOU HAVE RECEIVED THE LETTER OF TRANSMITTAL AND INSTRUCTIONS THERETO.

         Please review carefully the attached Proxy Statement, which contains a detailed description of the Merger and the terms and conditions of the Merger Agreement. A copy of the Merger Agreement is included as Appendix A to the Proxy Statement.

                                             Sincerely,

                                             Jerome J. Cohen
                                             President

                              MEGO FINANCIAL CORP.
                               4310 PARADISE ROAD
                             LAS VEGAS, NEVADA 89109


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON [MONTH] [DATE], 1998

TO THE SHAREHOLDERS OF MEGO FINANCIAL CORP.:

         Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Mego Financial Corp., a New York corporation (the "Company"), will be held on [Day], [Month] [Date], 1998, at the [location, address], [Las Vegas, Nevada], commencing at [10:00] a.m., to consider and vote upon:

         (1) A proposal to approve and adopt the Agreement and Plan of Merger dated as of March 25, 1998 (the "Merger Agreement"), among Sycamore Acquisition Corp. (the "Purchaser"), which is wholly-owned by Sycamore Partners, LLC (the "Parent"), the Parent and the Company and the merger (the "Merger"), of the Purchaser with and into the Company, with the Company to continue as the surviving corporation (the "Surviving Corporation") as provided for therein. Pursuant to the Merger Agreement, each outstanding share (each, a "Share" and collectively the "Shares"), of the Company's common stock, par value $.01 per share (the "Common Stock") (other than Shares held by the Parent or the Purchaser or any subsidiary of the foregoing (except certain Shares held by either the Company or Preferred Equities Corporation, a wholly owned subsidiary of the Company, as nominee) or held in the treasury of the Company or by any subsidiary of the Company), will be converted in the Merger into the right to receive $5.71 in cash (subject to a maximum upward adjustment of $.04 per share), without interest. The Merger is described more completely in the Proxy Statement accompanying this Notice. The Proxy Statement and the Appendices thereto form a part of this Notice. A list of shareholders entitled to vote at the Special Meeting will be available during normal business hours at the location of the Special Meeting for at least 10 days prior to the Special Meeting for examination by any shareholder for any purpose germane to the Special Meeting; and

         (2) Such other business as may properly come before the Special Meeting or any and all adjournments or postponements thereof.

         Only shareholders of record as shown on the books of the Company at the close of business on May ___, 1998 (the "Record Date"), are entitled to notice of and to vote at the Special Meeting or any and all adjournments or postponements thereof. The affirmative vote of the holders of 66-2/3% of the Shares is required to approve and adopt the Merger Agreement and the Merger. Directors and shareholders holding approximately 40% of the Shares have agreed to vote in favor of the Merger, and, with the approval of the Board of Directors, have granted to the Parent proxies to vote, and options to purchase, their Shares under certain circumstances.

         Under New York law, shareholders are not entitled to appraisal rights in connection with the Merger.

         AFTER CAREFUL CONSIDERATION, YOUR BOARD OF DIRECTORS (OTHER THAN MR. WILBUR ROSS, WHO ABSTAINED FROM SUCH VOTE DUE TO A POTENTIAL CONFLICT OF INTEREST) HAS UNANIMOUSLY DETERMINED THAT THE MERGER IS FAIR TO AND IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND HAS UNANIMOUSLY APPROVED AND ADOPTED THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER AT THE SPECIAL MEETING. YOU ARE URGED TO READ THE ACCOMPANYING PROXY STATEMENT CAREFULLY FOR A DESCRIPTION OF THE MERGER AGREEMENT.

         It is important that your Shares of Common Stock are represented at the Special Meeting, regardless of the number of Shares that you hold. Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed proxy card promptly in the enclosed postage-paid envelope. If you later decide to attend the Special Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Special Meeting, you may do so and your proxy will have no further effect. If you attend the Special Meeting, you may vote in person, if you wish, even though you previously mailed your proxy.

                                   By Order of the Board of Directors,

                                   Jerome J. Cohen
                                   President


Las Vegas, Nevada

                              [MONTH] [DATE], 1998

                              MEGO FINANCIAL CORP.


               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ________, 1998


         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Mego Financial Corp., a New York corporation (the "Company"), for use at the special meeting of shareholders of the Company scheduled to be held on ________, 1998, at ___ a.m., local time, at ____________________, and at any adjournments or postponements thereof (the "Special Meeting").

         At the Special Meeting, the Company's shareholders of record as of the close of business on May ___, 1998 will be asked to consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of March 25, 1998 (the "Merger Agreement"), a copy of which is attached hereto as Appendix A, and the merger (the "Merger"), provided for therein of Sycamore Acquisition Corp. (the "Purchaser"), which is wholly-owned by Sycamore Partners, LLC (the "Parent"), with and into the Company, which will continue as the surviving corporation in the Merger (the "Surviving Corporation"). Pursuant to the Merger, each share (individually, a "Share" and collectively, the "Shares"), of the Company's Common Stock, par value $.01 per share (the "Common Stock"), that is outstanding immediately prior to the Merger (other than Shares held by the Parent or the Purchaser or any subsidiary of the foregoing (except certain shares held by either the Company or Preferred Equities Corporation, a wholly owned subsidiary of the Company, as nominee) or held in the treasury of the Company or any subsidiary of the Company), will be converted in the Merger into the right to receive $5.71 in cash (subject to a maximum upward adjustment of $.04 per share), without interest. Under New York law, you are not entitled to appraisal rights in connection with the Merger. This Proxy Statement is first being mailed to the Company's shareholders on or about __________, 1998.

         Any questions or requests for assistance in completing and submitting proxy cards, or for additional copies of this Proxy Statement and the proxy card, may be directed to the Company's secretary at 4310 Paradise Road, Las Vegas, Nevada 89109, telephone (702) 737-3700.

         Neither the Securities and Exchange Commission nor any state securities regulators have determined if this Proxy Statement is accurate or adequate. Any representation to the contrary is a criminal offense.










               THE DATE OF THIS PROXY STATEMENT IS MAY ___, 1998

                                TABLE OF CONTENTS

                                                                                                  PAGE
                                                                                                  ----
SUMMARY.............................................................................................1
      Parties to the Merger.........................................................................1
      The Special Meeting...........................................................................1
      The Merger....................................................................................2

THE SPECIAL MEETING.................................................................................5
      General.......................................................................................5
      Matters to be Considered at the Special Meeting...............................................5
      Voting and Proxies............................................................................5
      Solicitation of Proxies.......................................................................6

THE MERGER..........................................................................................6
      Background of the Merger......................................................................6
      Reasons for the Merger; Recommendation of the Board of Directors..............................9
      Fairness Opinion of the Company's Financial Advisor..........................................10
      Certain Effects of the Merger................................................................14
      Interests of Certain Persons in the Merger...................................................14
      Effective Time of the Merger.................................................................16
      The Merger Agreement.........................................................................16
      Source and Amount of Funds...................................................................24
      Accounting Treatment of the Merger...........................................................24
      Certain United States Federal Income Tax Consequences........................................24
      Certain Regulatory and Legal Matters.........................................................25
      Rights of Dissenting Shareholders............................................................25

THE VOTING AGREEMENT...............................................................................26
      Voting of Shares; Proxy......................................................................26
      Option to Purchase Shareholder Shares........................................................26
      Certain Representations and Warranties.......................................................27
      Certain Covenants............................................................................27

CERTAIN INFORMATION CONCERNING THE COMPANY.........................................................28
      General......................................................................................28
      Preferred Equities Corporation...............................................................28
      Seasonality..................................................................................36
      Competition..................................................................................36
      Government Regulation........................................................................37
      Employees....................................................................................38
      Properties...................................................................................38
      Legal Proceedings............................................................................39
      Certain Information Concerning The Parent and The Purchaser..................................40
      Price Range of Shares........................................................................40




SELECTED CONSOLIDATED FINANCIAL DATA...............................................................42

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS..............45
      Special Cautionary Notice Regarding Forward-Looking Statements...............................45
      General......................................................................................45
      Results of Operations........................................................................49
      Liquidity and Capital Resources..............................................................56
      Financial Condition..........................................................................59
      Effects of Changing Prices and Inflation.....................................................63
      Seasonality..................................................................................64
      Recent Accounting Pronouncements.............................................................64

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.....................................65

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.....................................................66

AVAILABLE INFORMATION..............................................................................68

SHAREHOLDER PROPOSALS..............................................................................69

Index to Financial Statements.....................................................................F-1

Appendix A -   Agreement and Plan of Merger.......................................................A-1
Appendix B -   Opinion of NationsBanc Montgomery Securities LLC...................................B-1
Appendix C -   Voting Agreement...................................................................C-1




                                     SUMMARY

         The following is a summary of certain information contained elsewhere in this Proxy Statement and in the Appendices hereto. Certain capitalized terms used in this summary are defined elsewhere in this Proxy Statement. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained in this Proxy Statement and the Appendices hereto.

                              PARTIES TO THE MERGER


The Company.........................   Mego Financial Corp., a New York
                                       corporation, with its principal offices
                                       and corporate headquarters at 4310
                                       Paradise Road, Las Vegas, Nevada 89109,
                                       telephone: (702) 737-3700, is a specialty financial services company that, through its wholly-owned subsidiary, Preferred
                                       Equities Corporation ("PEC"), is engaged primarily in originating, selling, servicing and financing consumer receivables generated through timeshare and land sales.

The Parent..........................   Sycamore Partners, LLC, a Delaware
                                       limited liability company. At the
                                       effective time of the Merger, a majority of the Parent's outstanding membership interests will be held by Blackacre
                                       Capital  Group, L.P., a real estate
                                       investment fund affiliated with Cerberus
                                       Partners L.P., a private investment fund.

The Purchaser ......................   Sycamore Acquisition Corp., a New York
                                       corporation, which at the effective time of the Merger will be wholly-owned by the Parent, was organized in March 1998 for the purpose of effecting the Merger.

                               THE SPECIAL MEETING

Time, Date, and Place of Meeting....   The Special Meeting will be held on
                                       _______ ___ [10:00 a.m., local time], at
                                       [meeting location].

Purpose of the Meeting .............   The purpose of the Meeting is to consider
                                       and vote upon a proposal to approve and
                                       adopt the Merger Agreement and the
                                       Merger.

Record Date.........................   Only holders of record of Shares at the
                                       close of business on May _____, 1998,
                                       will be entitled to notice of and to vote at the Special Meeting or any and all adjournments or postponements thereof.

Vote Required.......................   The affirmative vote of the holders of
                                       66-2/3% of the outstanding Shares is
                                       required to approve and adopt the Merger
                                       Agreement and the Merger. As of the close of business on May __, 1998 (the
                                       "Record Date"), 21,009,506 Shares were
                                       outstanding and entitled to vote.
                                       Directors and shareholders holding
                                       approximately 40% of the Shares have
                                       agreed to vote in favor of the Merger,
                                       and, with the approval of the Board of
                                       Directors, have granted to the Parent
                                       proxies to vote, and options to purchase, their Shares under certain circumstances.

                                   THE MERGER

General.............................   Upon consummation of the Merger, the
                                       Purchaser will be merged with and into
                                       the Company, which will continue as the
                                       surviving corporation in the Merger (the
                                       "Surviving Corporation"). Each Share
                                       outstanding immediately prior to the
                                       Merger (other than Shares held by the
                                       Parent or the Purchaser or any subsidiary of the foregoing (except certain shares held by either the Company or PEC, as nominee, or held in the treasury of the Company or any subsidiary of the Company) will be converted into the right to receive $5.71 in cash (subject to a maximum upward adjustment of $.04 per share), without interest (the "Merger
                                       Consideration").

Effective Time of the Merger .......   It is expected that the Merger will
                                       become effective as promptly as
                                       practicable following approval and
                                       adoption of the Merger Agreement and the Merger by the requisite vote of the Company's shareholders and the satisfaction or waiver of the other conditions to the Merger (the "Effective
                                       Time"). See "The Merger--The Merger
                                       Agreement; Conditions to the Merger." A
                                       copy of the Merger Agreement is included in this Proxy Statement as Appendix A.

Background of the Merger ...........   For a description of the events leading
                                       to the approval and adoption of the
                                       Merger Agreement and the Merger by the
                                       Board of Directors of the Company, see
                                       "The Merger--Background of the Merger."

Recommendation of the Board
   of Directors.....................   The Board of Directors of the Company
                                       (other than Mr. Wilbur Ross, who
                                       abstained from such vote due to a
                                       potential conflict of interest)
                                       unanimously approved and adopted the
                                       Merger and the Merger Agreement,
                                       determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and its shareholders and recommended that the shareholders of the Company vote for approval and adoption of the Merger
                                       Agreement and the Merger. See "The
                                       Merger--Recommendation of the Board of
                                       Directors."

Fairness Opinion....................   NMS was retained by the Company's Board
                                       of Directors to render an opinion to the Board of Directors with respect to the fairness, from a financial point of view, of the consideration to be received by shareholders in the Merger. The full text of the written opinion of NMS, dated as of March 23, 1997, which sets forth certain important qualifications, assumptions made, matters considered, areas of reliance on others and limitations on the review undertaken, is attached as Appendix B to this Proxy
                                       Statement and is incorporated herein in
                                       its entirety. The opinion is directed
                                       only to the fairness from a financial
                                       point of view of the consideration to be received by certain shareholders pursuant to the Merger. It does not address any other aspect of the Merger or related transactions and does not constitute a recommendation to any shareholder as to how such shareholder should vote at the Special Meeting. See "The
                                       Merger--Fairness Opinion of the Company's
                                       Financial Advisor."

Certain Effects of the  Merger .....   Following the Effective Time, the Parent
                                       will own 100% of the Surviving
                                       Corporation's outstanding capital stock.
                                       The Parent will be the sole beneficiary
                                       of any future earnings and growth of the Surviving Corporation (until shares of capital stock, if any, are issued to other shareholders) and will have the ability to benefit from any divestitures, strategic acquisitions or other corporate opportunities that may be pursued by the Surviving Corporation in the future. Upon consummation of the Merger, the holders of Shares of the Company immediately prior to the Effective Time ("Existing
                                       Shareholders"), will cease to have
                                       ownership interests in the Company or
                                       rights as shareholders. The Existing
                                       Shareholders will no longer benefit from any increases in the value of the Company or any payment of dividends on the Shares and will no longer bear the risk of any decreases in the value of the Company. No cash dividends have been paid on the Shares for at least the past ten years and, if the Merger is not consummated for any reason, the Company does not anticipate paying dividends on the Shares in the foreseeable future.

                                       As a result of the Merger, the Surviving
                                       Corporation will be privately held and
                                       there will be no public market for its
                                       common stock. Upon consummation of the
                                       Merger, the Shares will cease to be
                                       included in the Nasdaq National Market.
                                       In addition, registration of the Shares
                                       under the Exchange Act will be
                                       terminated, and, accordingly, the Company will no longer be required to file periodic reports with the Securities and Exchange Commission (the "Commission").

Interests of Certain Persons
   in the Merger ...................   Certain members of the management and the
                                       Board of Directors of the Company have
                                       certain interests in the Merger that are in addition to the interests of shareholders of the Company generally.
                                       These interests include, among other
                                       things, the interests of certain
                                       executive officers and directors of the
                                       Company in stock options that will vest
                                       immediately as a result of the Merger,
                                       and the obligation of the Parent to cause the Surviving Corporation to maintain officers' and directors' liability insurance coverage for six years following the Effective Time and to indemnify directors, officers, employees and agents of the Company under certain circumstances from claims, actions or proceedings. In addition, certain executive officers have severance agreements that may become effective upon consummation of the Merger. See "The
                                       Merger-Interests of Certain Persons in
                                       the Merger."

Certain Income Tax
   Consequences.....................   The receipt of cash by a shareholder of
                                       the Company in exchange for Shares
                                       pursuant to the Merger will be a taxable transaction for federal income tax purposes under the Internal Revenue Code of 1986, as amended, and may also be a taxable transaction under applicable state, local, foreign, and other tax laws. See "The Merger--Certain United
                                       States Federal Income Tax Consequences."
                                       Each shareholder is urged to consult his, her or its own tax advisor with respect to the tax consequences of the Merger in his, her or its individual circumstances, including the applicability and the effect of federal, state, local, foreign and other tax laws.

Accounting Treatment................   The Parent will account for the Merger
                                       under the "purchase" method of
                                       accounting.

Conditions to the Merger ...........   The obligation of each party to effect
                                       the Merger is subject to the satisfaction prior to the Effective Time of certain conditions. See "The Merger--The Merger
                                       Agreement; Conditions to the Merger."

Regulatory Matters..................   The Company does not believe that any
                                       material federal or state regulatory
                                       approvals, filings or notices are
                                       required by the Company in connection
                                       with the Merger other than (i) such
                                       approvals, filings or notices required
                                       pursuant to federal and state securities laws, (ii) authorization by the Nevada
                                       Public Utilities Commission and (iii) the filing of a certificate of merger with the Secretary of State of the State of New York. See "The Merger--Certain
                                       Regulatory and Legal Matters."

Appraisal Rights ...................   Under New York law, holders of Shares
                                       have no right to an appraisal of the
                                       value of their Shares in connection with the Merger. See "The Merger--Rights of
                                       Dissenting Shareholders."

                               THE SPECIAL MEETING


GENERAL

         This Proxy Statement is being furnished to the Company's shareholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting. This Proxy Statement, the attached Notice of Special Meeting and the enclosed form of proxy are first being mailed to shareholders of the Company on or about [Month] [Date], 1998.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

         At the Special Meeting, the Company's shareholders will be asked to consider and vote on a proposal to adopt and approve the Merger Agreement. See "The Merger - Recommendation of the Board of Directors." The Merger Agreement provides for the merger of the Purchaser with and into the Company, pursuant to which the separate corporate existence of the Purchaser will cease.

         AFTER CAREFUL CONSIDERATION, THE COMPANY'S BOARD OF DIRECTORS (OTHER THAN MR. WILBUR ROSS, WHO ABSTAINED FROM SUCH VOTE DUE TO A POTENTIAL CONFLICT OF INTEREST) HAS UNANIMOUSLY DETERMINED THAT THE MERGER IS FAIR TO AND IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, HAS UNANIMOUSLY APPROVED AND ADOPTED THE MERGER AGREEMENT AND THE MERGER AND UNANIMOUSLY RECOMMENDS THAT HOLDERS OF THE COMPANY'S COMMON STOCK VOTE TO APPROVE AND ADOPT THEM AT THE SPECIAL MEETING.

VOTING AND PROXIES

         The Board of Directors has fixed the close of business on May ___, 1998 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting. At that date, there were outstanding 21,009,506 Shares of Common Stock, the holders of which will be entitled to one vote per Share on each matter submitted to the Special Meeting. No other voting securities of the Company are outstanding.

         The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the outstanding Shares entitled to vote constitutes a quorum for the transaction of business at the Special Meeting. If a quorum should not be present, the Special Meeting may be adjourned from time to time until a quorum is obtained. Assuming a quorum is present, the affirmative vote of the holders of 66-2/3% of the outstanding Shares entitled to vote at the Special Meeting is required to adopt and approve the Merger Agreement and the Merger. Directors and certain shareholders of the Company holding approximately 42% of the Shares have agreed to vote in favor of the Merger, and, with the approval of the Board of Directors, have granted to the Parent proxies to vote, and options to purchase, their Shares under certain circumstances. See "The Voting Agreement." A copy of the Voting Agreement is attached hereto as Appendix C.

         A representative of Deloitte & Touche LLP, the Company's independent accountants, will be present at the Special Meeting, will have an opportunity to make a statement if they desire to do so and will have an opportunity to answer any questions that may be asked by the shareholders.

         Shares of Common Stock represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the instructions indicated on such proxies or, if no instructions are indicated, will be voted for adoption and approval of the Merger Agreement and the Merger and in the best judgment of the individuals named in the accompanying proxy on any other matters which may properly come before the Special Meeting. Any proxy may be revoked by the shareholder giving it, at any time prior to its being voted, by filing a notice of revocation or a duly executed proxy bearing a later date with the Secretary of the Company at the address given on the Notice of Shareholders' Meeting accompanying this Proxy Statement. Any proxy may also be revoked if the shareholder attends the Special Meeting and votes in person. A notice of revocation need not be on any specific form. Abstentions may be specified with respect to the approval and adoption of the Merger Agreement and the Merger by properly marking the "ABSTAIN" box on the proxy for such proposal, and will be counted as present for the purpose of determining the existence of a quorum. Under the rules of the National Association of Securities Dealers, Inc. (the "NASD"), while brokers who hold shares in street name have the authority to vote on certain items when they have not received instructions from beneficial owners, brokers will not be entitled to vote on the adoption of the Merger Agreement and the Merger without instructions. Brokers who do not receive instructions but who are present, in person or by proxy, at the Special Meeting will be counted as present for quorum purposes (a "broker nonvote"). Abstentions and broker nonvotes will have the same effect as a vote against the approval and adoption of the Merger Agreement and the Merger at the Special Meeting.

         Promptly after the Effective Time, IBJ Schroder Bank & Trust Company (or such other exchange agent as may be appointed by the Parent), as exchange agent for the Merger (the "Exchange Agent"), shall mail to each person who was, at the Effective Time, a holder of record of a certificate or certificates for Shares, other than the Parent, the Company or any of their respective subsidiaries (other than with respect to certain shares held by either the Company or PEC, as nominee), a letter of transmittal and instructions for use in effecting the surrender, in exchange for payment in cash therefor, of the certificates. SHAREHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES WITH THEIR PROXY CARDS.

SOLICITATION OF PROXIES

         Proxies are being solicited by and on behalf of the Company's Board of Directors. The Company will bear all expenses related to printing, filing and mailing the Proxy Statement and all of the Commission and other regulatory filing fees incurred in connection with the Proxy Statement. See "The Merger Agreement--Fees and Expenses." In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone, telegraph, in person or by other means. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

         All information in this Proxy Statement with respect to the Parent or the Purchaser has been furnished by the Parent, and all information with respect to the Company has been furnished by the Company.

                                   THE MERGER

BACKGROUND OF THE MERGER

         Given the recent consolidation in the timeshare industry, the Company has periodically considered various corporate transactions. On or about August 4, 1997, management of the Company was approached by Houlihan, Lokey, Howard & Zukin Capital ("HL"), an investment banking firm headquartered in New York, New York, on behalf of an investor it represented (the "Initial Investor"), to determine if the Company would be interested in the sale of PEC. A meeting of representatives of the Company and representatives of HL and the Initial Investor took place at the offices of HL, at which representatives of the Company stated that the Company had no interest in selling PEC in light of the fact, among others, that the Company was in the process of spinning off its interest in a subsidiary, Mego Mortgage Corporation ("MMC"), to the Company's shareholders (the "Spin-off"). Because of the uncertainties surrounding the Spin-off, including the market's reaction, the Company was not prepared to discuss any type of business combination at that time.

         On September 29, 1997, the Initial Investor contacted the Company by telephone and advised that he and HL had an interest in acquiring the Company for $6.00 per Share. On October 8, 1997, at a meeting in New York attended by three members of the Company's Board of Directors, HL and the Initial Investor advised the Company that they were considering making an offer to acquire the Company through a merger or tender offer in which the

Company's shareholders would receive $6.00 per Share. By this date, the Spin-off had been consummated, and the price of the Company's stock was $4.50 per Share. The consideration offered thus represented a significant premium over the then-current market price. Additionally, PEC required an infusion of capital for the expansion deemed necessary to make it profitable and the Company had not been successful in its efforts to obtain equity capital in the public market. As a result, the Company and the Initial Investor executed a confidentiality agreement on October 13, 1997, and representatives of HL and the Initial Investor commenced a due diligence investigation of the Company.

         Following the September 29, 1998 contact and thereafter, after discussions between management and certain directors of the Company, it was determined that the Company should obtain advice from an investment banker knowledgeable in the timeshare and land sale industry. The Company interviewed four such firms in mid October, 1997, after which the executive committee of the Board of Directors, at a meeting held on October 22, 1997, approved the retention by the Company of NMS as its advisor with respect to the proposed business combination transaction.

         On November 24, 1997, at a meeting held at the offices of NMS in New York City, the Initial Investor reiterated his position, first expressed to the Company by him on October 8, 1997, that he would insist on an agreement (the "Voting Agreement"), with certain major shareholders (referred to as the "control group") that had effective control of the Company to "lock up" their Shares so that the proposed acquirer would have assurance that the proposed transaction would be consummated or, if a better offer were recommended by the Board of Directors, that any amount in excess of $6.00 per Share to be paid to the members of the control group would be paid over to the Initial Investor. Counsel for HL and the Initial Investor agreed to prepare the first draft of an agreement for the business combination and a draft of the Voting Agreement as well as a list of additional due diligence items to be supplied by the Company. The Company advised HL and the Initial Investor that it would require evidence of the availability of financing sufficient to complete the proposed business combination. HL and the Initial Investor represented that an "opportunity fund" with adequate resources had agreed to make the necessary financing available.

         The Company commenced sending additional due diligence items to HL on December 5, 1997. Representatives of HL and the Initial Investor visited various properties and had discussions with officers of the Company on several occasions thereafter.

         First drafts of the proposed agreements and a commitment letter were prepared by counsel for the Initial Investor and submitted to the Company and the members of the control group on or about December 17, 1997. The acquiring entities were at that time identified as Sycamore Partners, LLC and its subsidiary, Sycamore Acquisition Corp. (hereinafter jointly referred to as "Sycamore").

         At a meeting held on January 7, 1998 at the offices of NMS, the Initial Investor advised the Company that the "opportunity fund" that was to have financed the transaction had withdrawn and that he was negotiating with another financing source. The Company advised that it could not proceed without assurance of financing and that counsel for the Company would respond to the agreement drafts of December 17, 1997 only when assurance satisfactory to the Company was received. It was also agreed that Sycamore would be permitted to continue its due diligence review of the Company and its subsidiaries.

         Throughout this period, commencing with the September 29, 1997 telephone contact from the Initial Investor, the Company's President continually apprised other members of the Board of Directors as to the status of the negotiations.

         On January 8, 1998, the Board of Directors met in New York to discuss the status of the matter and agreed to continue negotiations only if Sycamore was able to evidence its financial ability to consummate the proposed transaction.

         On January 30, 1998, a meeting was held at the offices of NMS. Present were representatives of the Company, NMS, HL, Sycamore, and Blackacre Capital Group, LP ("Blackacre"), a real estate investment fund affiliated with Cerberus Partners ("Cerberus"), a private investment fund. Blackacre indicated that it was prepared to make an investment in Sycamore sufficient to finance the transaction at a price of $6.00 per Share if the terms and conditions of the proposed agreements were satisfactory. It was agreed that due diligence review would continue and the Company and its counsel would comment on the December 17, 1997 drafts of the agreements. All subsequent discussions with Sycamore included representatives of HL and Blackacre. This meeting was the last meeting with respect to the proposed transaction attended by the Initial Investor. HL and Blackacre indicated that only a transaction in the form of a merger would be satisfactory.

         Thereafter, Sycamore continued its due diligence review both through correspondence and through visits to the Company's offices in Las Vegas, Nevada, and drafts of the agreements and comments thereon were exchanged.

         On March 9, 1998, a meeting was held at the offices of counsel for Sycamore. Present were representatives of the Company, its counsel and NMS, as well as representatives of Sycamore and Blackacre and their respective counsel. At this meeting several issues were discussed, including the amount of the breakup fee, the amount, if any, of a deposit or guarantee from Sycamore or Blackacre, and the valuation of a certain receivable due to the Company from MMC. Sycamore proposed that this receivable be paid in full prior to consummation of the proposed merger, and the Company counterproposed that an adjustment be made to the $6.00 per share purchase price relating to the valuation of this receivable. On March 10, 1998, the Company's President met with representatives of Blackacre and Cerberus at the office of Cerberus and reviewed certain background material relating to Blackacre and Cerberus.

         In the latter part of January 1998, a director of the Company who is also a major shareholder met with a second interested party (the "Second Party"), who advised that he was interested in acquiring a controlling interest in the Company through a purchase of the stock held by certain directors, officers and major shareholders of the Company who held an aggregate of approximately 40% of the Company's outstanding Shares. As no definitive agreement had been executed with Sycamore, the Board felt that these negotiations should be pursued to ascertain whether a superior offer would eventuate. From time to time, discussions were had between the Second Party and certain members of the Board of Directors. These discussions culminated in early March 1998 and the Second Party indicated that he was prepared to make a tender to all shareholders of the Company for a maximum of 60% of the outstanding Shares for a price of $6.50 per Share. This suggested transaction was first presented to the full Board of Directors on March 13, 1998.

         On March 13, 1998, at a Board of Directors meeting in New York, drafts of the then current Agreement and Plan of Merger with Sycamore were distributed to the members of the Board of Directors. All of the directors were present, as were counsel to the Company and representatives of NMS. In addition, the Board of Directors considered the tentative proposal of the Second Party to make a tender offer for 60% of the outstanding Shares at a price of $6.50 per Share. Although the Board agreed that the Sycamore transaction seemed to be more attractive since it provided for the purchase of all of the Shares, it determined, on advice of counsel, that both proposals should be considered in light of the fact that the Second Party had agreed to provide the Company with a draft of a proposed tender offer document early the following week, to be followed by definitive documents by the middle of that week. It was agreed that the Second Party would be provided with an opportunity, but only on an expedited basis that would not delay the Sycamore transaction, to review due diligence information and conduct meetings with various officers and employees of the Company immediately after executing a confidentiality agreement satisfactory to the Company.

         During the following week, representatives of the Second Party met with various Company personnel in Las Vegas. However, no drafts of the proposed tender offer documents were provided.

         On March 20, 1998, members of the Company's management met with the Second Party, his counsel and his business advisor and insisted on evidence of financial capability to fund the proposed tender. The Second Party committed to provide such evidence by March 23, 1998 and to submit a previously promised draft agreement for the Company's consideration by that date. Later that day such party advised the Company that no financial assurances would be forthcoming.

         The Board of Directors, with all members present, met later that day with Company counsel and a representative of NMS in attendance. The Board was advised that the Second Party was not prepared to give financial assurances for its proposal and the Board determined not to continue consideration of that proposal. In connection with the Sycamore proposal, the Board was informed by a director that since a fund managed by his firm was considering an investment in MMC, so long as the Merger Agreement contained a provision allowing Sycamore to terminate the Merger if MMC became involved in a bankruptcy or insolvency proceeding, he had been advised by his own counsel that he would have a potential conflict of interest. Accordingly, he stated that so long as the condition remained in the Merger Agreement he would abstain from voting on the Merger and he and his firm could not be parties to the Voting Agreement. NMS made a preliminary presentation to the Board of Directors regarding the financial analyses performed as of that date of the proposed Sycamore transaction. The Board of Directors reviewed and considered various factors relating to the agreements, including but not limited to the facts that
(i) the per Share price of $6.00, even with the expected adjustment related to the MMC receivable, was at a significant premium over market; (ii) individual holders of Shares representing over 40% of the outstanding Shares had expressed a willingness to enter into the Voting Agreement; and (iii) expansion of the Company's timeshare and land business necessary to become profitable would require an infusion of capital which present management had not been able to arrange. The meeting was continued until Monday, March 23, 1998.

         On March 23, 1998, the March 20 Board meeting was reconvened by telephone conference call. All directors were present, as were all other persons present at the March 20 meeting. A summary report of the fairness opinion of NMS, which draft had been distributed to the Board members, was reviewed. NMS made a formal report to the Board of Directors of its detailed financial analysis regarding the proposed Sycamore transaction and delivered to the Board its oral opinion regarding the financial fairness of the proposed transaction to the Company's shareholders and confirmed that it would deliver such opinion in writing. See "Fairness Opinion of the Company's Financial Advisor." After extended discussion, the Board of Directors, with one director abstaining due to a potential conflict of interest, determined to tentatively approve the Merger Agreement and the Voting Agreement, subject to counsel's review of the final documents to ensure that all agreed upon changes had been made. The meeting was continued until the following day.

         On March 24, 1998, the meeting was reconvened by telephone conference call. All Board members were present except for the abstaining director. NMS reaffirmed its commitment to deliver its written opinion, as described above, that the consideration to be received by certain shareholders pursuant to the Merger was fair from a financial point of view (this opinion, addressed to the Board of Directors, contains and is subject to certain important qualifications, assumptions made, matters considered, areas of reliance on others and limitations on the review undertaken, and is attached as Appendix B to this Proxy Statement and is incorporated herein in its entirety). After further discussion, the Board of Directors approved the Agreement and the Voting Agreement and authorized and directed the officers of the Company and instructed management to execute the final version of the Merger Agreement. The Board of Directors authorized the filing of proxy materials relating to the Merger, the obtaining of all necessary approvals and consents, and all other actions necessary to carry out the terms of the proposed Merger Agreement. Management was instructed to issue an appropriate press release as soon as signature pages were exchanged between all parties to the agreements and the Merger Agreement and the Voting Agreement were effective.

         Documents were executed and exchanged on March 27, 1998, at which time the proposed Merger was publicly announced.

REASONS FOR THE MERGER; RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors (other than Mr. Wilbur Ross, who abstained from such vote due to a potential conflict of interest) has unanimously approved and adopted the Merger Agreement, believes that the Merger is fair to and in the best interests of the Company and its shareholders and unanimously recommends the approval and adoption of the Merger Agreement and the Merger by the holders of Common Stock at the Special Meeting.

         At a special meeting held on March 20 and continued on March 23 and 24, 1998, the Company's Board of Directors, with the assistance of the Company's outside financial and legal advisors, considered the legal, financial and other terms of the Merger. The Board of Directors concluded that the Merger is fair to and in the best interests of the Company and its shareholders. In reaching its decision to authorize the Company to enter into and to recommend the approval and adoption of the Merger Agreement, the Board of Directors considered the following factors:

                  (i) The terms and conditions of the Merger Agreement.

                  (ii) Presentations by management at Board meetings held before March 24, 1998, and the knowledge of the Board of Directors with respect to the financial condition, results of operations, business and prospects of the Company and limited alternative strategic transactions.

                  (iii) The minimum Merger price of $5.71 net in cash (after adjustment for an outstanding receivable owed to the Company as of such date) for each of the Shares constituted an approximate 14% premium to the closing market price for the Shares on the Nasdaq National Market on March 24, 1998, the date the Merger Agreement was finally approved by the Board.

                  (iv) The then-recent historical market prices for the Shares.

                  (v) That under the terms of the Merger Agreement the Board was not prohibited from (a) furnishing information in response to certain unsolicited requests, and (b) considering, negotiating or participating in discussions regarding an unsolicited bona fide written Acquisition Proposal (as defined in the Merger Agreement), and, upon advice of outside counsel that it would be consistent with the Board's fiduciary responsibility to approve or recommend an alternative Acquisition Proposal (as so defined), the Board could terminate the Merger Agreement upon payment of fees and expenses to the Parent. See "The Merger Agreement; No Solicitation."

                  (vi) The presentations of NMS discussed by the Board at the special Board of Directors meeting held on March 20, 1998 and at the March 23, 1998 and March 24, 1998 continuation of such Board meeting, and the opinion of NMS, delivered to the Board at the March 23, 1998 meeting. See "-Fairness Opinion of the Company's Financial Advisor" and the full text of such opinion, included as Appendix B to this Proxy Statement.

         In view of the variety of factors considered by the Board in connection with its evaluation of the Merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to such factors.

         In reaching its decision to approve and authorize the Voting Agreement, the Company considered the fact that the Voting Agreement terminates upon the earlier to occur of the Expiration Date (as defined in the Voting Agreement) or the date on which the obligations of the Shareholders under Section 6(e) of the Voting Agreement are performed.

FAIRNESS OPINION OF THE COMPANY'S FINANCIAL ADVISOR

         The Board of Directors of the Company retained NMS for the purpose of identifying opportunities for maximizing shareholder value, and to render an opinion to the Board of Directors as investment bankers as to the fairness from a financial point of view of the consideration to be received by the holders of the Common Stock pursuant to the Merger. The Company selected and retained NMS for this assignment on the basis of NMS's experience and expertise in transactions similar to the Merger, and its reputation in the vacation ownership sector and the investment banking community. NMS is a nationally recognized firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with merger transactions and other types of acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

         In connection with the consideration by the Board of Directors of the Company of the merits of the Merger, NMS was asked under the terms of its engagement to perform various financial analyses and deliver to the Board of Directors of the Company its opinion based on such analyses, which opinion is more fully described below. At the March 23, 1998 continuation of the March 20, 1998 meeting of the Board of Directors of the Company, NMS delivered its oral opinion described below to the Board of Directors, which was subsequently confirmed in writing as of such date. THE OPINION OF NMS WAS DIRECTED SOLELY TO THE BOARD OF DIRECTORS OF THE COMPANY FOR ITS CONSIDERATION IN CONNECTION WITH THE MERGER, AND IS NOT A RECOMMENDATION TO ANY HOLDER OF THE COMMON STOCK AS TO WHETHER THE MERGER IS IN SUCH HOLDER'S BEST INTERESTS OR AS TO WHETHER HOLDERS OF THE COMMON STOCK SHOULD VOTE FOR OR AGAINST THE MERGER. THE FULL TEXT OF SUCH WRITTEN OPINION OF NMS DATED MARCH 23, 1998, IS ATTACHED HERETO AS APPENDIX B, AND SETS FORTH CERTAIN IMPORTANT QUALIFICATIONS, ASSUMPTIONS MADE, MATTERS CONSIDERED, AREAS OF RELIANCE ON OTHERS, AND LIMITATIONS ON THE REVIEW UNDERTAKEN IN CONNECTION WITH SUCH OPINION.

         The summary description of NMS's opinion set forth below is qualified in its entirety by the full text of the opinion attached hereto as Appendix B.

         In connection with its opinion, NMS, among other things, (i) reviewed certain publicly available financial and other data with respect to the Company, including the consolidated financial statements for recent years and interim periods to January 31, 1998 and certain other relevant financial and operating data relating to the Company made available to it from published sources and from the internal records of the Company; (ii) reviewed the financial terms and conditions set forth in a draft of the Merger Agreement dated March 20, 1998;
(iii) reviewed certain publicly available information concerning trading of, and the trading market for, the Common Stock; (iv) compared the Company from a financial point of view with certain other companies in the vacation ownership sector which NMS deemed to be relevant; (v) considered the financial terms, to the extent publicly available, of selected recent business combinations of companies in the vacation ownership sector which NMS deemed to be comparable, in whole or in part, to the Merger, (vi) discussed with representatives of the management of the Company certain information of a business and financial nature regarding the Company furnished by the Company to NMS, including financial forecasts and related assumptions of the Company; (vii) made inquiries regarding, and discussed the Merger and the Merger Agreement and other matters related thereto with, the Company's counsel; and (viii) performed such other analyses and examinations as NMS deemed appropriate.

         Based upon its review of the foregoing, but subject to the limitations set forth below and in reliance upon the assumptions set forth below, NMS provided the Board of Directors with its opinion as investment bankers that as of the date of its opinion (March 23, 1998), the aggregate consideration to be received by the holders of the Common Stock pursuant to the Merger was fair to holders of the Common Stock (other than the Purchaser and the parties to the Voting Agreement) from a financial point of view. The terms of the Merger and the amount of the consideration to be received by shareholders of the Company thereunder was determined pursuant to negotiations between the Company and the Purchaser and not pursuant to recommendations of NMS. No limitations were imposed by the Company on NMS with respect to the investigations made or procedures followed in rendering its opinion.

         In connection with its review, NMS did not assume any obligation to verify independently the above described information reviewed by it, and relied on its being accurate and complete in all material respects. With respect to the financial forecasts for the Company provided to NMS by the Company's management, NMS assumed that the forecasts had been reasonably prepared on bases reflecting the best available estimates and judgments of management as to the future financial performance of the Company and that such projections provided a reasonable basis upon which NMS could form its opinion. NMS also assumed that there had been no material changes in the Company's assets, financial condition, results of operations, business or prospects since the date of its last financial statements made available to NMS. NMS relied on advice of the counsel and the independent accountants to the Company as to all legal issues and tax and financial reporting matters with respect to the Company. NMS assumed that the Merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and all other applicable federal and state statutes, rules and regulations. In addition, NMS did not assume responsibility for making an independent evaluation, appraisal or physical inspection of any of the assets or liabilities (contingent or otherwise) of the Company, nor was NMS furnished with any such appraisals. Finally, NMS's opinion was based on economic, monetary and market and other conditions as in effect on, and the information made available to NMS as of, the date of the opinion (March 23, 1998). Accordingly, although subsequent developments may affect the opinion, NMS did not assume, and does not have, any obligation to update, revise or reaffirm this opinion.

         NMS also assumed that the Merger will be consummated in accordance with the terms described in the Merger Agreement, without any amendments thereto, and without waiver by the Company of any of the conditions to its obligations thereunder. The full text of the Merger Agreement is attached hereto as Appendix A and the terms described in the Merger Agreement and the conditions to the Company's obligations thereunder should be reviewed and understood by holders of Common Stock in connection with their consideration of the Merger.

         Set forth below is a brief summary of the report presented by NMS to the Company's Board of Directors on March 23, 1998, in connection with its opinion described above.

         COMPARABLE PUBLIC COMPANY ANALYSIS. Using public and other available information, NMS calculated a range of implied values for the Common Stock based on a comparison of the last twelve months' revenues ("LTM Revenues"), and estimated 1998 earnings before interest, taxes, depreciation and amortization ("1998E EBITDA"), and seven publicly traded comparable vacation ownership operators (the "Vacation Ownership Operators"). The Vacation Ownership Operators used in this analysis were Bluegreen Corp., Fairfield Communities, Inc., ILX Resorts Inc., Signature Resorts, Inc., Silverleaf Resorts, Inc., Trendwest Resorts Inc. and Vistana, Inc. The March 20, 1998 stock prices of the Vacation Ownership Operators reflected mean multiples of 2.9x LTM Revenues and 9.7x 1998E EBITDA. NMS applied the mean multiples for the Vacation Ownership Operators of LTM Revenues and 1998E EBITDA to the applicable results for the Company (and made adjustments by subtracting the Company net debt as of November 30, 1997 ($67.6 million)), to determine the implied equity value of the Company. The range of values produced from these calculations for the implied equity value of the Company was approximately $86.0 million to $132.0 million or between $4.00 and $6.17 per share.

         COMPARABLE TRANSACTION ANALYSIS. NMS reviewed the consideration paid in comparable merger and acquisition transactions in the vacation ownership sector that have been announced since September 1996. NMS analyzed the consideration paid in such transactions as a multiple of aggregate value to the target companies' LTM Revenues, last twelve months' earnings before interest, taxes, depreciation and amortization ("LTM EBITDA"), and last twelve months' net income ("LTM Net Income"). Such analysis yielded a range of multiples of 0.5x and 1.4x LTM Revenues, 5.6x and 11.5x LTM EBITDA, and 10.4x and 18.4x LTM Net Income, respectively. NMS then applied the foregoing multiples to the Company's 1998E Revenues, 1998E EBITDA and estimated 1998 net income. This analysis produced a high range implied equity valuation of the Company of approximately $114.0 million or $5.31 per share.

         PREMIUMS PAID ANALYSIS. NMS reviewed the consideration paid in comparable merger and acquisition transactions involving consideration of between $50 million and $200 million that have been announced since January 1, 1996. NMS calculated the premiums paid in these transactions over the applicable stock prices of the target companies one day, one week and four weeks prior to the announcement of the acquisition, and then calculated the mean and median of those premiums (which were 19.6% and 15.3%, 25.7% and 22.8% and 32.9% and 26.7%, respectively). NMS then applied the mean and median premiums so derived to the Company's relevant closing stock prices on March 20, 1998 ($5.00), March 13, 1998 ($5.19) and February 20, 1998 ($4.31). Based on this analysis, an application of the mean and median premiums to the above closing stock prices of the Common Stock indicated an implied value range of $5.47 to $6.52 per share.

         No company or transaction used in the comparable company analysis, the comparable transactions analysis or the premiums paid analysis as a comparison is identical to the Company or the Merger. Accordingly, an analysis of the results of the foregoing is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the companies to which the Company and the Merger are being compared.

         DISCOUNTED CASH FLOW ANALYSIS. NMS also performed a discounted cash flow analysis using financial forecasts for 1998 through 2002 supplied by the Company's management. In conducting this discounted cash flow analysis, NMS first calculated the estimated future streams of free cash flows that the Company would produce through 2002 and then estimated the Company's terminal value at the end of 2002 by applying a range of exit multiples from 9.0x to 11.0x to the Company's estimated LTM EBITDA in 2002. Such cash flow streams and terminal values were discounted to present values using discount rates ranging from 13% to 14%, chosen to reflect reasonable ranges of the Company's cost of capital. The range of values produced from such calculations for the implied equity value of the Company (after subtracting net debt of approximately $67.6 million as of November 30, 1997) was approximately $95.4 million to $130.4 million, or between $4.44 and $6.10 per share.

         While the foregoing summary describes all analyses and examinations that NMS deemed material to the preparation of its opinion to the Board of Directors of the Company, it does not purport to be a comprehensive description of all analyses and examinations actually conducted by NMS. The preparation of a fairness opinion necessarily is not susceptible to partial analysis or summary description; selecting portions of the analyses and of the factors considered by NMS, without considering all analyses and factors, would create an incomplete view of the process underlying the analyses set forth in the presentation of NMS to the Board of Directors of the Company on March 23, 1998. In addition, NMS may have given some analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions. Accordingly, the ranges of valuations resulting from any particular analysis described above should not be taken to be NMS's view of the actual value of the Company or the Common Stock. To the contrary, NMS expressed no opinion on the actual value of the Company or the Common Stock, and its opinion that is addressed and limited to the Company's Board of Directors extends only to the belief expressed by NMS that the immediate value to holders of the Common Stock, from a financial point of view under the Merger, is within the range of values that might fairly be ascribed to the Common Stock as of the date of the opinion of NMS (March 23, 1998).

         In performing its analyses, NMS made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. The analyses performed by NMS are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those suggested by such analyses. Such analyses were prepared solely as part of NMS's analysis for the Company's Board of Directors of the fairness of the Merger to the Company's shareholders from a financial point of view, and were provided solely to the Company's Board of Directors in connection with the Company's consideration of the Merger. The analyses do not purport to be appraisals or to reflect the prices at which any company might actually be sold or the prices at which any securities may trade at any time in the future. NMS used in its analyses various projections of future performance prepared by the management of the Company. The projections are based on numerous variables and assumptions which are inherently unpredictable and must be considered not certain of occurrence as projected. Accordingly, actual results could vary significantly from those set forth in such projections.

         As described above, the opinion of NMS and the presentation to the Company's Board of Directors summarized above were among the many factors taken into consideration by the Board of Directors in making its determination to approve and adopt, and to recommend that its shareholders approve and adopt, the Merger. NMS, however, does not make any recommendation to holders of the Common Stock (or to any other person or entity) as to whether such holders, persons or entities should vote for or against the Merger.

         In accordance with its engagement, the opinion of NMS is addressed solely to the Board of Directors and may not be relied upon by any other person. It is NMS's position that its duties in connection with its fairness opinion are solely to the Board of Directors, and that it has no legal responsibility to any other persons, including the Company's shareholders, under California state law, the governing law of the engagement letter pursuant to which NMS agreed to provide the fairness opinion (the "Engagement Letter"). NMS would likely assert the substance of the foregoing disclaimer as a defense to any claims that might be brought against it by holders of Common Stock with respect to its fairness opinion. However, since no California state court has definitively ruled on the availability to a financial advisor of an express disclaimer as a defense to shareholder liability with respect to its fairness opinion, this issue necessarily would have to be resolved by a court of competent jurisdiction. Furthermore, there can be no assurance that a court of competent jurisdiction would apply California state law to the resolution of this issue if it were to be presented. In any event, the availability or non-availability of such a defense will have no effect on NMS's rights and responsibilities under the federal securities laws, or the rights and responsibilities of the Board of Directors under governing state law or under the federal securities laws.

         Pursuant to the Engagement Letter, the Company agreed to pay NMS a fee equal to $250,000 upon the delivery of the written opinion to the Board of Directors of the Company that is described above (or, if earlier, upon the execution of a definitive agreement for the sale of the Company). This $250,000 fee was not conditioned on the outcome of NMS's opinion or whether such opinion was deemed favorable or unfavorable by the Company or its Board of Directors. In addition, if the Merger is effected on the terms set forth in the Merger Agreement, the Engagement Letter provides for the Company to pay NMS a fee equal to approximately $2 million (the "Contingent Fee"). The $250,000 fee discussed above will be credited against the Contingent Fee payable to NMS if the Merger is effected. The Company will be obligated to pay the Contingent Fee only if the Merger (or another transaction) is consummated. Accordingly, the payment of a substantial majority of NMS's total fee is subject to the consummation of the Merger. The Board was aware of this fee structure and took it into account in considering the NMS opinion and in approving the Merger Agreement and the transactions contemplated thereby. The Engagement

Letter also calls for the Company to reimburse NMS for its reasonable out-of-pocket expenses. Pursuant to an agreement attached to and made a part of the Engagement Letter, the Company has agreed to indemnify NMS, its affiliates, and their respective partners, directors, officers, agents, consultants, employees and controlling persons against certain liabilities, including liabilities under the federal securities laws, relating to or arising out of the engagement of NMS.

         NMS and its affiliates may maintain business relationships with the Company and its affiliates. In the ordinary course of business, NMS may trade equity securities of the Company for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

CERTAIN EFFECTS OF THE MERGER

         Following the Merger, the Parent will own 100% of the Surviving Corporation's outstanding capital stock. The Parent will be the sole beneficiary of any future earnings and growth of the Surviving Corporation (until shares of capital stock, if any, are issued to other shareholders) and will have the ability to benefit from any divestitures, strategic acquisitions or other corporate opportunities that may be pursued by the Surviving Corporation in the future. Upon the consummation of the Merger, the Existing Shareholders will cease to have any ownership interests in the Company or rights of shareholders. The Existing Shareholders will no longer benefit from any increases in the value of the Company or any payment of dividends on the Shares and will no longer bear the risk of any decreases in the value of the Company. No cash dividends have been paid on the Shares for at least the past ten years and, if the Merger is not consummated for any reason, the Company does not anticipate paying dividends on the Shares in the foreseeable future.

         As a result of the Merger, the Surviving Corporation will be privately held and there will be no public market for its common stock. Upon consummation of the Merger, the Shares will cease to be included in the Nasdaq National Market. In addition, registration of the Shares under the Exchange Act will be terminated, and, accordingly, the Company will no longer be required to file periodic reports with the Commission.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

         In considering the recommendation of the Board of Directors of the Company with respect to the Merger Agreement and the transactions contemplated thereby, shareholders of the Company should be aware that certain members of the management and certain members of the Board of Directors of the Company who voted to approve the Merger Agreement and the Merger have certain interests in the Merger that are in addition to the interests of shareholders of the Company generally. These interests include, among other things, the interests of certain executive officers and directors of the Company in stock options that will immediately vest as a result of the Merger, and the obligation of the Parent to cause the Surviving Corporation to maintain officers' and directors' liability insurance coverage for six years following the Effective Time and to indemnify directors, officers, employees and agents of the Company under certain circumstances from claims, actions or proceedings. See "The Merger Agreement."

         In addition, certain executive officers of the Company have severance agreements with the Company that may become effective upon consummation of the Merger.

         TREATMENT OF STOCK OPTIONS

         Pursuant to the Merger Agreement, the Company has agreed that, prior to the Effective Time, it will take all actions necessary so that each outstanding option (an "Option"), to purchase shares of Common Stock pursuant to the Company's Employee Stock Option Plan (the "Stock Plan"), whether or not then exercisable, shall be canceled and terminated by the Company at the Effective Time, and each holder of a canceled Option shall receive in the Merger, in consideration for the cancellation of such Option, a cash payment equal to the excess, if any, of (A) the Merger Consideration times the number of Shares subject to such Options held by such holder (to the extent then exercisable at prices not in excess of the Merger Consideration) over (B) the aggregate exercise price of such options held by such holder. This acceleration of the termination dates of the Options is permitted under the Stock Plan.

         DIRECTOR LIABILITY AND INDEMNIFICATION

         Under the New York Business Corporation Law (the "BCL"), a corporation may adopt a provision in its certificate of incorporation that eliminates or limits the personal liability of a director to the corporation or its shareholders for damages for breach of duty in such capacity; provided, however, that such provision may not eliminate or limit (i) the liability of any director if a judgment or other final adjudication adverse to him establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled or that he voted for or concurred in any of the following corporate actions, except as otherwise set forth in section 719 of the BCL: (A) the declaration of any dividend or distribution to the extent that it is contrary to the provisions of paragraph
(a) and (b) of section 510 of the BCL; (B) the purchase of the shares of a corporation to the extent that it is contrary to the provisions of section 513 of the BCL; (C) the distribution of assets to shareholders after dissolution of the corporation without paying or adequately providing for all known liabilities of the corporation, excluding any claims not filed by creditors within the time limit set in a notice given to creditors under articles 10 or 11 of the BCL; or
(D) the making of any loan contrary to section 714 of the BCL, or the liability of any director for any act or omission prior to the adoption of a provision in the corporation's certificate of incorporation authorized pursuant to paragraph
(b) of section 402 of the BCL. The Company's Certificate of Incorporation includes such a provision. The Company's by-laws provide that the Company shall indemnify each present and former director and officer of the Company or any of its subsidiaries to the fullest extent permitted by applicable law.

         Under the BCL, a corporation has the power to indemnify any director or officer against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred as a result of such action or proceeding or in connection with an appeal therein, other than an action by or in the right of the corporation, if the person acted, in good faith, for a purpose that the person reasonably believed to be in the best interests of the corporation or not opposed to the best interests of the corporation, and, in the case of a criminal proceeding, in addition had no reasonable cause to believe the conduct of the person was unlawful. In the case of an action by or in the right of the corporation, the corporation has the power to indemnify any officer or director against amounts paid in settlement and expenses, including attorneys' fees, actually and necessarily incurred in defending or settling the action or in connection with an appeal therein if such person acted, in good faith, for a purpose such person reasonably believed to be in or in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation; provided, however, that no indemnification may be made in respect of (i) a threatened action, or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court on which or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper. The BCL requires that to the extent an officer or director of a corporation is successful on the merits or otherwise in defense of any third-party or derivative proceeding, or in defense of any claim, issue, or matter therein, the corporation must indemnify the officer or director against expenses incurred in connection therewith.

         Under the Merger Agreement, from and after the Effective Time the Surviving Corporation shall indemnify and hold harmless each present and former director and officer of the Company and each of its subsidiaries as of the Effective Time (collectively, the "Indemnified Parties"), against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities (collectively, "Costs"), incurred in connection with any claim, action, suit, proceeding or investigation, whether criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company or such subsidiary would have been permitted under applicable law and the Certificate of Incorporation or By-Laws of the Company or such subsidiary in effect on the date of the Merger Agreement to indemnify such person (and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable law provided the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification); PROVIDED, HOWEVER, that such indemnity shall not extend to any matters whatsoever relating exclusively to activities or affairs of Mego Mortgage Corporation and its subsidiaries occurring after September 2, 1997. The Merger Agreement also provides that all rights to indemnification and exculpation existing in favor of the Indemnified Parties under indemnification agreements currently in place between the Company and any such Indemnified Party and disclosed to the Purchaser shall survive and continue in full force and effect after the Effective Time, except to the extent the same would provide indemnity for matters relating exclusively to activities or affairs of MMC and its subsidiaries occurring after September 2, 1997.

         The Merger Agreement further provides that the Surviving Corporation shall use its reasonable best efforts to maintain in effect for six years from the Effective Time the current directors' and officers' liability insurance policies maintained by the Company, but shall not be required to expend for that purpose an annual premium greater than the presently effective premium therefor (provided that the Surviving Corporation may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous in all material respects to the Indemnified Parties) with respect to claims arising from facts or events which occurred before the Effective Time. In the event that the annual premium required to maintain in effect the policies in existence as of the date of the Merger Agreement exceeds the annual premium therefor at such date, the Surviving Corporation shall obtain such lesser coverage as may be obtained for the premium in effect at the date of the Merger Agreement.

         The Merger Agreement further provides that such indemnification provisions are for the benefit of, and are enforceable by, the Indemnified Parties, their heirs and personal representatives and shall be binding on all successors and assigns of the Surviving Corporation.

         In addition, the Merger Agreement permits the Company, and the Company has entered into, indemnification agreements with certain of the Company's officers and directors prior to consummation of the Merger. Such agreements provide that the Company will indemnify such officers and directors against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time by reason of the fact that such officer or director is or was an officer, director, manager, consultant, employee or agent of the Company or any subsidiary thereof, or is or was serving at the request of the Company or any subsidiary as an officer, director, consultant, trustee or agent of any joint venture, trust, owners' association or employee benefit plan involving the Company or any subsidiary, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company or any subsidiary would have been permitted under applicable law and the Certificate of Incorporation or By-Laws of the Company or such subsidiary in effect on March 25, 1998 to indemnify such officer or director (and the Company shall also advance expenses as incurred to the fullest extent permitted under applicable law provided the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification); PROVIDED, HOWEVER, that the foregoing indemnity shall not extend to any matters whatsoever relating exclusively to activities or affairs of MMC and its subsidiaries occurring after September 2, 1997.

         Such agreements also provide that the Surviving Corporation will use its best efforts, subject to certain conditions, to maintain in effect for six years from the Effective Time the Company's present officers' and directors' insurance policies.

EFFECTIVE TIME OF THE MERGER

         As soon as practicable after the conditions to consummation of the Merger (described below under "The Merger Agreement; Conditions to the Merger") have been satisfied or waived, and unless the Merger Agreement has been terminated as described below (see "The Merger Agreement; Termination"), a certificate of merger will be filed with the Secretary of State of the State of New York, at which time the Merger will become effective (the "Effective Time"). It is presently contemplated that the Effective Time will be as soon as practicable after approval and adoption of the Merger Agreement and the Merger at the Special Meeting.

THE MERGER AGREEMENT

         Set forth below is a summary of the material terms of the Merger Agreement. This summary is not a complete description of the terms and conditions of the Merger Agreement, and shareholders are urged to read the Merger Agreement, which is included in this Proxy Statement as Appendix A, in its entirety. Any capitalized terms used below and not defined below or elsewhere in this Proxy Statement are as defined in the Merger Agreement.

         THE MERGER; EFFECTIVE TIME. The Merger Agreement provides that, as soon as practicable after the satisfaction or waiver (if permissible) of the conditions to the Merger and in accordance with the relevant provisions of the BCL, the Purchaser will be merged with and into the Company. As a result of the Merger, the separate corporate existence of the Purchaser will cease and the Company will continue as the Surviving Corporation and will be a wholly-owned subsidiary of the Parent. As soon as practicable after the conditions to consummation of the Merger described below have been satisfied or waived, and unless the Merger Agreement has been terminated as provided below, a certificate of merger will be filed with the Secretary of State of the State of New York, at which time the Merger will become effective. It is presently contemplated that the Effective Time will be as soon as practicable after approval and adoption of the Merger Agreement and the Merger at the Special Meeting.

         CONVERSION OF SECURITIES IN THE MERGER. By virtue of the Merger, at the Effective Time, (i) each Share issued and outstanding immediately prior to the Effective Time (other than Shares held by the Parent or the Purchaser or any subsidiary of the foregoing (except certain Shares held by either the Company or PEC, as nominee) or held in the treasury of the Company or any subsidiary of the Company), shall be converted into the right to receive an amount in cash equal to the Merger Consideration upon surrender of a stock certificate that, immediately prior to the Effective Time, represented an issued and outstanding Share, and (ii) each Share issued and outstanding immediately prior to the Effective Time and owned by the Parent, the Purchaser or any other wholly-owned subsidiary of the Parent, or held in the Company's treasury or by any subsidiary of the Company (other than Shares held by the Company or PEC, as nominee), shall be canceled without payment of any consideration therefor and (iii) each share of common stock, par value $.01 per share, of the Purchaser issued and outstanding immediately prior to the Effective Time, shall be converted into and become that number of fully paid and non-assessable shares of common stock, par value $.01 per share, of the Surviving Corporation.

         As of the Effective Time, each holder of a stock certificate which formerly represented any such Shares (other than the Parent or the Purchaser) shall thereafter cease to have any rights with respect to such Shares, except the right to receive the Merger Consideration, without interest, for such Shares upon the surrender of such certificate or certificates in accordance with
Section 1.8 of the Merger Agreement.

         CANCELLATION OF OPTIONS. The Merger Agreement provides for cancellation and termination, at the Effective Time, of each outstanding option under the Stock Plan. Each holder of Options will be entitled to receive in the Merger a cash payment equal to the excess, if any, of (A) the Merger Consideration multiplied by the number of Shares subject to Options held by such holder (to the extent then exercisable at prices not in excess of the Merger Consideration), over (B) the aggregate exercise price of the Options held by such holder. The Stock Plan will terminate as of the Effective Time, and the Company will ensure that following the Effective Time no holder of an Option or any participant in the Stock Plan will have any right thereunder to acquire any capital stock of the Company, the Parent or the Surviving Corporation.

         DIRECTORS AND OFFICERS. The Merger Agreement provides that the directors of the Purchaser immediately prior to the Effective Time will be the initial directors of the Surviving Corporation and that the officers of the Purchaser immediately prior to the Effective Time will be the initial officers of the Surviving Corporation, until their respective successors are duly elected and qualified.

         CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation of the Purchaser at the Effective Time shall be the certificate of incorporation of the Surviving Corporation until duly amended in accordance with the terms thereof and the BCL. The By-laws of the Purchaser at the Effective Time shall be the By-laws of the Surviving Corporation, until duly amended in accordance with the terms thereof, the Certificate of Incorporation of the Surviving Corporation and the BCL.

         REPRESENTATIONS AND WARRANTIES. The Merger Agreement contains customary representations and warranties with respect to the Company, including, but not limited to, (i) the Company's organization and capitalization, (ii) that the Board of Directors of the Company has approved the Merger Agreement and the transactions contemplated thereby (including the Merger) so as to render the prohibitions of section 912 of the BCL inapplicable to the Merger Agreement and the transactions contemplated thereby, (iii) relating to required consents, approvals and governmental filings, (iv) the accuracy of the Company's documents and reports filed with the Commission, (v) the Company's financial statements and financial condition, (vi) the absence of certain changes or events which could reasonably be expected to have individually or in the aggregate, a Material Adverse Effect (as that term is defined in the Merger Agreement), (vii) the absence of certain litigation, (viii) the Company's employee benefit plans,
(ix) real property matters, (x) tax matters, (xi) environmental matters and
(xii) intellectual property matters.

         In the Merger Agreement, the Parent and the Purchaser have made customary representations and warranties, including, without limitation, relating to their respective corporate organization, authority to execute, deliver and perform the Merger Agreement, and that the Parent and the Purchaser have obtained binding commitments for, and will have available at the closing of the Merger, all funds necessary to pay the Merger Consolidation, consummate the Merger upon the terms and subject to the conditions set forth in the Merger Agreement.

         SHAREHOLDERS' MEETING. The Parent, the Purchaser and those shareholders of the Company who are parties to the Voting Agreement (the "Shareholders"), have agreed to vote at the Special Meeting all Shares owned by them or any of their affiliates in favor of the Merger Agreement and the Merger. Pursuant to the Voting Agreement, each Shareholder has irrevocably appointed the Parent, until the Termination Date (as defined under "The Voting Agreement -- Voting of Shares; Proxy"), as his attorney-in-fact and proxy with full power of substitution, to vote in such manner as required of the Shareholders pursuant to the Voting Agreement (by written consent or otherwise) with respect to the Shares owned by such Shareholder (and all other securities issued to the Shareholder in respect of such shares) which such Shareholder is entitled to vote at any meeting of shareholders of the Company (whether annual or special and whether as to an adjourned or postponed meeting), or in respect of any consent in lieu of any such meeting or otherwise, in connection with the Merger Agreement and the transactions contemplated thereby. See "The Voting Agreement."

         CONDUCT OF BUSINESS. In the Merger Agreement, the Company has covenanted and agreed that until the Effective Time it shall, and shall cause each of its subsidiaries to, carry on its business in, and only in, the ordinary course and, to the extent consistent with such business, use all reasonable efforts to preserve intact its present business organization, keep available the services of its officers and employees and preserve its goodwill and its relationships with customers, suppliers and others having business dealings with it.

         Without limiting the generality of the provisions described in the preceding paragraph, the Merger Agreement provides that prior to the Effective Time, without the written consent of the Parent and the Purchaser, the Company will not, and will cause each of its subsidiaries not to, except as otherwise provided in or contemplated by the Merger Agreement, including the disclosure letter and all schedules and attachments thereto delivered by the Company pursuant thereto, (a) amend its certificate of incorporation or by-laws;
(b) create, incur, assume, guarantee or otherwise become directly or indirectly liable with respect to any indebtedness for borrowed money, other than indebtedness incurred in the ordinary course of business, consistent with past practice under agreements existing on the date of the Merger Agreement and identified in writing to the Parent and the Purchaser; (c) declare or pay any dividends (cash or otherwise) or make any distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any of its outstanding capital shares; (d) authorize the creation or issuance of or issue, sell or dispose of, or create any obligation to issue, sell or dispose of, any of its capital shares or any securities or obligations convertible into or exchangeable for, any of its capital shares, except for the exercise of options outstanding on the date of the Merger Agreement; (e) except for certain regularly scheduled or approved raises scheduled to occur prior to the date of the Merger Agreement and except for options to purchase up to a maximum of 25,000 shares of Common Stock in the aggregate granted to non-executive employees in the ordinary course of business, materially increase the annual level of compensation of any of its employees or increase the annual level of compensation payable or to become payable to any of its executive officers or grant any unusual or extraordinary bonus, benefit or other direct or indirect compensation to any employee, director or consultant;
(f) enter into, assume or amend in any respect any agreement, contract or commitment relating to material mortgages, indentures, security agreements and other agreements and instruments relating to the borrowing of money by, or extension of credit to, the Company or any of its subsidiaries, or employment, consulting, deferred compensation, severance or non-competition agreements or the Stock Plan or, except in the ordinary course of business consistent with past practice, any other material contracts; (g) perform in all respects all of its obligations under agreements, contracts, and instruments relating to or affecting its properties, assets and business, except to the extent that the failure to do so in any instance or in the aggregate would not have a Material Adverse Effect; (h) acquire any material properties or assets or sell, assign, transfer, convey, lease or otherwise dispose of any of its material properties or assets, except for fair consideration in the ordinary course of business consistent with past practice; (i) purchase for cash and cancel any options outstanding under the Stock Plan or otherwise amend such Plan; (j) promptly advise the Parent and the Purchaser in writing of any materially adverse change in the financial condition, operations, or business of the Company or any of its subsidiaries and provide to the Parent within 15 business days after the end of each month (or within 30 days after the end of the month in the case of the last month of each fiscal quarter) unaudited consolidated financial information of PEC and its subsidiaries for and at the end of such month and for the period elapsed since August 31, 1997, prepared on a basis consistent with past practice; (k) consistent with prior practice, maintain all of its structures, equipment and other personal property in good repair, order and condition, except for depletion, depreciation, ordinary wear and tear and damage by unavoidable casualty; (l) continue to collect accounts receivable and pay accounts payable utilizing normal procedures and without discounting or accelerating payment of such accounts except in the ordinary course of business consistent with past practice; (m) comply in all respects with all statutes, laws, ordinances, rules and regulations applicable to its business except to the extent that the failure to do so in any instance or in the aggregate would not have a Material Adverse Effect; (n) subject any of its assets to any encumbrance other than in the ordinary course of business; (o) effect any recapitalization or any split or other reclassification of shares; (p) other than as required by any change in GAAP or by applicable tax law, make any change to its accounting (including tax accounting), methods, principles or practices; (q) merge or consolidate with, or agree to merge or consolidate with, or purchase substantially all the assets of or otherwise acquire any business or any corporation, partnership, association or other business organization or division thereof; (r) engage in any Related Party Transaction; (s) fail to keep in full force and effect insurance comparable in amount and scope of coverage to insurance carried by it on the date of the Merger Agreement; (t) fail to continue to conduct its tax affairs and to make its tax elections in accordance with past practice; or (u) enter into any agreement or understanding to do or engage in any of the foregoing.

         NOTICES. The Company and the Parent are each obligated under the Merger Agreement to give the other prompt written notice of the occurrence of any event that will or would reasonably be expected to result in the failure to satisfy the conditions of the Merger.

         INDEMNIFICATION AND INSURANCE. Under the Merger Agreement, from and after the Effective Time the Surviving Corporation shall indemnify and hold harmless each present and former director and officer of the Company and each of its subsidiaries as of the Effective Time (collectively, the "Indemnified Parties"), against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities (collectively, "Costs"), incurred in connection with any claim, action, suit, proceeding or investigation, whether criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company or such subsidiary would have been permitted under applicable law and the Certificate of Incorporation or By-Laws of the Company or such subsidiary in effect on the date of the Merger Agreement to indemnify such person (and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable law provided the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification); PROVIDED, HOWEVER, that such indemnity shall not extend to any matters whatsoever relating exclusively to activities or affairs of Mego Mortgage Corporation and its subsidiaries occurring after September 2, 1997. The Merger Agreement also provides that all rights to indemnification and exculpation existing in favor of the Indemnified Parties under indemnification agreements currently in place between the Company and any such Indemnified Party and disclosed to the Purchaser shall survive and continue in full force and effect after the Effective Time, except to the extent the same would provide indemnity for matters relating exclusively to activities or affairs of MMC and its subsidiaries occurring after September 2, 1997.

         The Merger Agreement further provides that the Surviving Corporation shall use its reasonable best efforts to maintain in effect for six years from the Effective Time the current directors' and officers' liability insurance policies maintained by the Company, but shall not be required to expend for that purpose an annual premium greater than the presently effective premium therefor (provided that the Surviving Corporation may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous in all material respects to the Indemnified Parties) with respect to claims arising from facts or events which occurred before the Effective Time. In the event that the annual premium required to maintain in effect the policies in existence as of the date of the Merger Agreement exceeds the annual premium therefor at such date, the Surviving Corporation shall obtain such lesser coverage as may be obtained for the premium in effect at the date of the Merger Agreement.

         The Merger Agreement further provides that such indemnification provisions are for the benefit of and are enforceable by, the Indemnified Parties, their heirs and personal representative and shall be binding on all successor and assigns of the Servicing Corporation.

         The Merger Agreement also permits the Company, and the Company has entered into, Indemnification Agreements with each member of the Board of Directors and Don A. Mayerson, the Company's Executive Vice President, Secretary and General Counsel. See "The Merger -- Director Liability and Indemnification."

         FURTHER ASSURANCES. Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, each of the parties thereto has agreed to use commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws or regulations to consummate and make effective the transactions contemplated by the Merger Agreement, including, without limitation, to lift any injunction or remove any other impediment to the consummation of such transactions or the Merger.

         CONDITIONS TO THE MERGER. The respective obligations of each party to the Merger Agreement to effect the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

         (a) the Merger Agreement and the Merger shall have been validly approved and adopted by the affirmative vote of shareholders holding 66-2/3% of the Shares entitled to vote at the Special Meeting; (b) all permits, approvals and consents of any Governmental Authority or other third party necessary for consummation of the Merger (including authorization of the Merger by the Nevada Public Utilities Commission) shall have been obtained, other than consents the failure of which to obtain could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or a material adverse effect on the consummation of the Merger; and (c) no preliminary or permanent injunction or other order of a court or Governmental Authority shall have been issued and be in effect, and no United States federal or state statute, rule or regulation shall have been enacted or promulgated after the date hereof and be in effect, that (i) prohibits the consummation of the Merger or (ii) imposes material limitations on the ability of the Parent to exercise full rights of ownership of the Company's assets or business; and (d) any waiting period applicable to the Merger under the HSR Act shall have expired or been terminated.

         The obligations of the Parent and the Purchaser to effect the Merger are further subject to the satisfaction or waiver, at or prior to the closing date of the Merger of each of the following additional conditions:

         (a) the conditions set forth in Appendix A to the Merger
Agreement(described in clauses (h)-(p) below) shall have been satisfied or waived, and the Company shall have delivered to the Parent and the Purchaser a certificate of the Company dated the Effective Time and signed by the President or Chief Executive Officer of the Company to such effect;

         (b) the Parent and the Purchaser shall have received an opinion of counsel to the Company, in form and substance reasonably satisfactory to the Parent and the Purchaser;

         (c) there shall not be any action or proceeding commenced by or before any Governmental Authority in the United States, or threatened by any Governmental Authority in the United States, that challenges the consummation of the Merger or seeks to impose material limitations on the ability of the Parent to exercise full rights of ownership of the Company's assets or business;

         (d) all required third party approvals, including consents of the Company's lenders to the change of control to be effected by the Merger shall have been obtained;

         (e) the Management Services Agreement shall have been terminated and all amounts owing by MMC to the Company or any of its subsidiaries thereunder shall have been paid in full, whether or not then otherwise currently due;

         (f) no more than $700,000 shall be owing by MMC to the Company or any of its subsidiaries under the Mortgage Servicing Agreement as of the closing date of the Merger and MMC shall have executed and delivered to the Company an agreement, in form reasonably acceptable to the Parent and the Purchaser, pursuant to which MMC agrees (i) to pay towards the amount owing under the Mortgage Servicing Agreement as of the Effective Time $100,000 per month (commencing on the first day of the month following the month in which the Effective Time occurs and continuing on the first day of each month thereafter) plus interest accrued on such $100,000 pursuant to the Mortgage Servicing Agreement, and (ii) to pay all amounts accrued under the Mortgage Servicing Agreement after the Effective Time on a current basis within 15 days after the end of each month;

         (g) the Certificate of Merger shall have been duly executed by the Company and delivered to the Parent and the Purchaser;

         (h) MMC shall not have made an assignment for the benefit of creditors or filed a petition for relief under any section of the Federal Bankruptcy Code (the "Bankruptcy Code"), or any other bankruptcy or insolvency law, no order for relief with respect to MMC shall have been entered under any such law, no proceedings under the Bankruptcy Code shall have been commenced against MMC which have not been vacated or stayed, and no trustee, conservator or receiver shall have been appointed for all or a substantial part of the assets of MMC which appointment shall not have been vacated or stayed;

         (i) there shall not have been instituted or be pending any action or proceeding before any court or governmental, administrative or regulatory authority or agency, domestic or foreign, that (i) could reasonably be expected to make illegal, materially delay or otherwise directly or indirectly restrain or prohibit the purchase of Shares pursuant to the Voting Agreement or the consummation of the Merger or any other transaction contemplated by the Merger Agreement, or that could reasonably be expected to result in material damages in connection with any transaction contemplated by the Merger Agreement; (ii) could reasonably be expected to prohibit or limit materially the ownership or operation by the Company, the Parent or any of their subsidiaries of all or any material portion of the business or assets of the Company, or to compel the Company, the

Parent or any of their subsidiaries to dispose of or hold separate all or any material portion of the business or assets of the Company, the Parent or any of their subsidiaries, as a result of the transactions contemplated by the Merger Agreement; (iii) could reasonably be expected to impose or confirm limitations on the ability of the Parent, the Purchaser or any other affiliate of the Parent to exercise effectively full rights to vote any Shares that are subject to the Voting Agreement or are acquired by any of them pursuant to the Voting Agreement or otherwise on all matters properly presented to the Company's shareholders, including, without limitation, the approval and adoption of the Merger Agreement and the transactions contemplated thereby; (iv) could reasonably be expected to require divestiture by the Parent, the Purchaser or any other affiliate of the Parent of any Shares; or (v) which otherwise is a Material Adverse Change (as defined in Annex A to the Merger Agreement);

         (j) there shall not have been any action taken, or any statute, rule, regulation, legislation, interpretation, judgment, order or injunction enacted, entered, enforced, promulgated, amended, issued or deemed applicable to (i) the Parent, the Company or any subsidiary or affiliate of the Parent or the Company or (ii) any transaction contemplated by the Merger Agreement, by any legislative body, court, government or governmental, administrative or regulatory authority or agency, domestic or foreign, other than the routine application of the waiting period provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") to the Voting Agreement or the Merger, which is reasonably likely to result, directly or indirectly, in any of the consequences referred to in subclauses (i) through (v) of clause (i) above;

         (k) there shall not have occurred since the date of the Merger Agreement any change, condition, event or development that is a Material Adverse Change;

         (l) there shall not have occurred (i) any general suspension of, or limitation on prices for, trading in securities on the New York Stock Exchange for more than one trading day, (ii) any decline, measured from the date of the Merger Agreement, in the Dow Jones Industrial Average by an amount in excess of 20%, (iii) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States, (iv) any direct material limitation (whether or not mandatory) by any government or governmental, administrative or regulatory authority or agency, domestic or foreign, on the extension of credit by banks or other lending institutions, or (v) a commencement of a war or armed hostilities or other national or international calamity directly or indirectly involving the United States other than an invasion of Iraq by the United States;

         (m) (i) it shall not have been publicly disclosed nor shall the Purchaser have otherwise learned that beneficial ownership (determined as set forth in Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the then outstanding Shares has been acquired by any person or group other than the Parent or any of its affiliates or those persons executing the Voting Agreement or (ii) (A) the Board of Directors of the Company or any committee thereof shall not have withdrawn or modified in a manner adverse to the Parent or the Purchaser the approval or recommendation of the Merger Agreement, or approved or recommended any Acquisition Proposal other than the Merger, (B) no person or group shall have entered into a definitive agreement or an agreement in principle with the Company with respect to an Acquisition and (C) the Board or any committee thereof shall not have resolved to do any of the foregoing;

         (n) each representation or warranty of the Company in the Merger Agreement which is qualified as to materiality shall be true and correct and any such representation or warranty that is not so qualified shall be true and correct in all material respects, in each case as if such representation or warranty was made as of such time on or after the date of the Merger Agreement (other than representations or warranties made as of a specific date, which shall only be made as of such date); and the Company shall have delivered to the Parent a certificate of the Company, signed by the President or chief executive officer thereof and dated as of the Closing Date, to the effect that each such representation and warranty which is qualified as to materiality is true and correct and each such representation and warranty that is not so qualified is true and correct in all material respects; PROVIDED, that for purposes of this clause (n), the term "Material Adverse Change" shall be substituted for the term "Material Adverse Effect" in all representations and warranties containing such term which are deemed to be made after the date of the Merger Agreement by virtue of this clause (n);

         (o) the Company shall not have failed to perform any obligation or to comply with any agreement or covenant of the Company to be performed or complied with by it under the Merger Agreement and such failures to perform, individually or in the aggregate, could reasonably be expected to constitute or result in a Material Adverse Change; and

         (p) the Merger Agreement shall not have been terminated in accordance with its terms.

         The obligation of the Company to effect the Merger is further subject to the satisfaction, at or prior to the closing date of the Merger of the following additional conditions: (a) there shall not be any action or proceeding commenced by or before any Governmental Authority in the United States, or threatened by any Governmental Authority in the United States, that challenges the consummation of the Merger; (b) the required certificate of merger shall have been duly executed by the Purchaser and delivered to the Company; and (c) the Parent shall have transferred the Merger Consideration to the Exchange Agent.

         NO SOLICITATION. The Company has agreed that it will not, and will not authorize or permit any of its subsidiaries or their respective officers, directors, employees, agents or representatives to (a) solicit, initiate or encourage any inquiries or the submission of any Acquisition Proposal or (b) participate in any negotiations regarding, or furnish to any other person or entity any information with respect to, or otherwise cooperate in any way with, or assist, participate in, facilitate or encourage, any effort or attempt by any other person or entity to do or seek any Acquisition Proposal or Acquisition Transaction; provided, however, that if at any time the Company's Board of Directors determines in good faith, after consultation with independent legal counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Company's shareholders under applicable law, the Company may, in response to an unsolicited Acquisition Proposal, furnish information with respect to the Company to any person pursuant to a confidentiality agreement in reasonably customary form and participate in discussions regarding such Acquisition Proposal or Acquisition Transaction and provided further that the Board of Directors shall not (a) withdraw or modify its approval or recommendation of the Merger Agreement or the Merger, (b) approve or recommend an Acquisition Proposal or (c) participate in discussions or negotiations or enter into any agreement with respect to any Acquisition Proposal, unless the Company and the Board of Directors, conclude in good faith, after consultation with independent counsel, that (i) such Acquisition Proposal is reasonably capable of being completed, taking into account all legal, financial, regulatory and other aspects of the Acquisition Proposal and the person making the Acquisition Proposal (including its financial capacity to consummate the proposed Acquisition Transaction, as determined in good faith by the Board of Directors after consultation with its financial adviser), (ii) such Acquisition Proposal would, if consummated, result in a transaction more favorable to the Company's shareholders than the Merger, and (iii) in order to comply with the Board of Director's fiduciary duties to shareholders under applicable law it is necessary for the Board of Directors to withdraw or modify its approval or recommendation of the Merger Agreement or the Merger, approve or recommend such Acquisition Proposal or enter into an agreement with respect to such Acquisition Proposal. The Merger Agreement does not prohibit the Company from taking and disclosing to its shareholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act, or from making any disclosure to the Company's shareholders which, in the good faith judgment of the Board of Directors after consultation with outside counsel, is required under applicable law in response to a tender offer or exchange offer; provided that the Company does not withdraw or modify its position with respect to the Merger or approve, recommend or otherwise support an Acquisition Proposal, except under the circumstances described above.

         TERMINATION. The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether prior to or after approval of the Merger by the shareholders of the Company,

         (a) by consent of the Boards of Directors of the Company and the Purchaser and the Managers of the Parent;

         (b) by the Parent and the Purchaser upon notice to the Company if any material default under or material breach of any covenant or agreement in the Merger Agreement by the Company shall have occurred and shall not have been cured within ten days after receipt of such notice, or any representation or warranty contained in the Merger Agreement on the part of Company was not true and correct in any material respect at and as of the date made and the facts which cause such representation or warranty to be untrue or incorrect materially impair the ability of the Company to consummate the transactions contemplated by the Merger Agreement and have not been cured within five business days after the Company's receipt of notice from the Purchaser;

         (c) by the Company upon notice to the Parent and the Purchaser if any material default under or material breach of any covenant or agreement in the Merger Agreement by the Parent or the Purchaser shall have occurred and shall not have been cured within ten days after receipt of notice, or any representation or warranty contained in the Merger Agreement on the part of the Parent or the Purchaser shall not have been true and correct in any material respect at and as of the date made and the facts which cause such representation or warranty to be untrue or incorrect materially impair the ability of the Parent or the Purchaser to consummate the transactions contemplated by the Merger Agreement and have not been cured within five business days after the Parent's receipt of notice from the Company;

         (d) by the Parent and the Purchaser, on the one hand, or the Company, on the other, upon notice to the other if the Merger shall not have become effective on or before September 30, 1998, unless such date is extended by the consent of the Boards of Directors of the Company and the Purchaser and the Managers of the Parent evidenced by appropriate resolutions; provided, however, that such right to terminate shall not be available to any party whose breach of any obligation under the Merger Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date;

         (e) by the Parent or the Purchaser if approval of the shareholders of the Company required for consummation of the Merger shall not have been obtained on or before September 30, 1998, or by any of the Parent, the Purchaser or the Company if the approval of the shareholders of the Company required for consummation of the Merger shall not have been obtained by reason of the failure to obtain the required vote at the next duly held meeting of shareholders held after the date of the Merger Agreement or any adjournment thereof;

         (f) by the Parent or the Purchaser if the Company breaches its agreement not to solicit any Acquisition Proposal;

         (g) by the Parent or the Purchaser if, at any time, the Company's Board of Directors shall have withdrawn or modified in any manner adverse to the Parent or the Purchaser its approval or recommendation of the Merger Agreement or the Merger or shall have recommended that the shareholders of the Company accept or approve an Acquisition Transaction with a person other than the Purchaser, or shall have resolved to do any of the foregoing;

         (h) by the Parent or the Purchaser if there shall exist any of the conditions described in clauses (a) through (h) of Annex A to the Merger Agreement; or

         (i) by the Company if its Board of Directors approves or recommends an Acquisition Proposal.

         In the event of the termination of the Merger Agreement and the abandonment of the Merger pursuant to the terms of the Merger Agreement, the Merger Agreement shall, except as set forth therein or under "Fees and Expenses" below, become void and have no effect, without any liability on the part of any party to the Merger Agreement or their respective directors, officers or shareholders; provided, however, that no such termination shall relieve any of the Company, the Parent or the Purchaser, as the case may be, from liability for damages arising from any willful breach of its obligations under the Merger Agreement.

         FEES AND EXPENSES. In accordance with the terms of the Merger Agreement, and except as provided below, whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby are to be paid by the party incurring such expense.

         In the event that (i) the Parent or the Purchaser exercises its right to terminate the Merger Agreement as a result of the Company's solicitation of any Acquisition Proposal or if the Company's Board of Directors shall have withdrawn or modified in any manner adverse to the Parent or the Purchaser its approval or recommendation of the Merger Agreement or the Merger or shall have recommended that the Company's shareholders accept or approve an Acquisition Transaction with a person other than the Purchaser, or shall have resolved to do any of the foregoing, (ii) the Company exercises its right to terminate the Merger Agreement as a result of the Board of Directors' approval or recommendation of an Acquisition Proposal; (iii) at any time after the date of the Merger Agreement the Company, any of its subsidiaries or any of their respective Boards of Directors accept or approve or recommend that the Company's shareholders accept or approve any Acquisition Proposal; or (iv) at any time after the date of the Merger Agreement and prior to 12 months after the termination of the Merger Agreement in accordance with its terms (other than in certain circumstances set forth in the Merger Agreement) the Company or any of its subsidiaries enters into an agreement to consummate and thereafter consummates (whether or not prior to 12 months after the termination of the Merger Agreement) all or any portion of an Acquisition Transaction, then in any such event the Company shall be required to pay to the Parent an amount equal to 3% of the Total Merger Consideration (as defined in the Merger Agreement) as a fee plus up to the additional sum of $500,000 to cover all out-of-pocket expenses (including fees and expenses of its attorneys, accountants, investment bankers, engineers and other advisers) of the Parent and the Purchaser actually incurred in connection with the transactions contemplated by the Merger Agreement within ten business days following the first to occur of any such event.

         The Merger Agreement further provides that if the Company terminates the Merger Agreement as a result of any material default under or material breach of any covenant or agreement of the Purchaser or the Parent contained in the Merger Agreement which breach or default is not cured within ten days after notice given by the Company thereof or if any representation or warranty of the Parent or the Purchaser in the Merger Agreement shall not have been true or correct when made and the facts which cause such representation or warranty to be untrue or incorrect materially impair the ability of the Parent or the Purchaser to consummate the Merger and have not been cured within five days after the Parent's receipt of notice given by the Company to the Parent of such untruth or incorrectness, then the Parent shall pay to the Company, as the Company's sole remedy, within ten business days after the Parent's receipt of notice of termination, liquidated damages in the amount of $300,000; PROVIDED, HOWEVER, that unless the Merger Agreement shall have been terminated previously, then upon the earlier of (i) 60 days after the date of the Merger Agreement and
(ii) the date upon which the Proxy Statement is first mailed to the holders of Shares entitled to vote at the Special Meeting, the obligation of the Parent to pay liquidated damages to the Company as the Company's sole remedy shall automatically be increased to $2,500,000. Blackacre Capital Group, L.P. has guaranteed, as joint and several principal obligor, the payment of liquidated damages in the amount of $300,000 and the Parent has covenented and agreed (x) that the obligation of the Parent to pay liquidated damages totalling $2,500,000 shall be guaranteed, under a supplemental or replacement guaranty by Blackacre Capital Group, L.P. (or a financial institution or institutional investor other than Blackacre Capital Group, L.P. reasonably acceptable to the Company and (y) to deliver such supplemental or replacement guaranty to the Company at or prior to the time when the increase becomes effective.

         AMENDMENTS. The Merger Agreement may be amended, modified or supplemented only by written agreement of the Parent (for itself and the Purchaser) and the Company at any time prior to the Effective Time with respect to any of the terms contained in the Merger Agreement except that after approval and adoption of the Merger Agreement and the Merger by the shareholders of the Company, no amendment shall be made which alters the rate at which Shares shall be converted into the Merger Consideration without the further approval of the shareholders of the Company other than the Parent and the Purchaser.

SOURCE AND AMOUNT OF FUNDS

         The total amount of funds required by the Purchaser to purchase all of the Shares pursuant to the Merger is approximately $122,211,164. The Purchaser plans to obtain the funds required to be exchanged for Shares in the Merger through capital contributions from the Parent. The Parent has obtained, or plans to obtain, such funds from committed capital of Blackacre Capital Group, L.P., a Delaware limited partnership.

ACCOUNTING TREATMENT OF THE MERGER

         The Parent will account for the Merger under the "purchase" method of accounting.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         The following summary sets forth the principal U.S. federal income tax consequences of the Merger to a holder of Shares. This summary does not purport to be a complete analysis of all the potential tax effects of the Merger. EACH HOLDER OF SHARES SHOULD CONSULT THE HOLDER'S OWN TAX ADVISER TO DETERMINE THE APPLICABILITY OF THE RULES DISCUSSED BELOW TO THE HOLDER AS WELL AS THE PARTICULAR TAX EFFECTS OF THE MERGER TO THE HOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS. This discussion is for general purposes only and is not intended for a holder or a Share subject to special treatment under U.S. federal income tax law (including, for example, in the case of holders, a financial institution, a broker-dealer, an insurance company, a tax-exempt organization or a non-U.S. person and, in the case of Shares, a Share that is not a capital asset in the hands of the holder, a Share acquired pursuant to the exercise of an employee stock option or otherwise as compensation or a Share held as part of a hedge, straddle or conversion transaction).

         The receipt of cash for a Share pursuant to the Merger (including pursuant to the exercise of appraisal rights) will be a taxable transaction for federal income tax purposes and also may be a taxable transaction under applicable state, local, foreign or other tax laws. In general, for federal income tax purposes, the holder will recognize gain or loss equal to the difference between the holder's adjusted tax basis in the Share and the amount of cash received therefor. That gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if the Share has been held for more than one year as of the Effective Time. Long-term capital gain recognized by an individual U.S. holder generally is subject to a maximum federal income tax rate of 28 percent in the case of a Share held for more than one year but not more than 18 months and 20 percent in the case of a Share held for more than 18 months.

         A payment in connection with the Merger generally will be subject to "backup withholding" of federal income tax at the rate of 31 percent, unless the holder (i) is a corporation or comes within any of certain other exempt categories and demonstrates that fact when so required or (ii) provides a correct taxpayer identification number, certifies that the holder is not subject to backup withholding and otherwise complies with the applicable requirements of the backup withholding rules. A failure to furnish correct information may result in penalties. Any amount withheld under these rules will be creditable against the holder's federal income tax liability upon furnishing the required information, and a holder may obtain a refund of any excess amounts withheld by filing the appropriate claim for refund with the IRS.

CERTAIN REGULATORY AND LEGAL MATTERS

         STATE TAKEOVER LAWS. The Company is incorporated in New York. Section 912 of the BCL generally prohibits a New York corporation from engaging in certain "business combinations" (defined to include mergers and consolidations) with an "interested shareholder" (defined to include any person that beneficially owns 20% or more of the outstanding voting securities of the corporation) for a period of five years after the date the person became an interested shareholder unless, before such date, the board of directors of the corporation approved either the business combination or the purchase of more than 20% of the corporation's voting securities by the interested shareholder or certain other statutory conditions have been met. On March 24, 1998, the Company's Board of Directors approved the purchase of Shares contemplated by the Voting Agreement among the Parent and certain of the Company's shareholders for purposes of section 912. Accordingly, the board approved requirements of section 912 have been satisfied with respect to the Merger and section 912 will not prevent consummation of the Merger.

RIGHTS OF DISSENTING SHAREHOLDERS; NO APPRAISAL RIGHTS

         The shareholders of the Company have no appraisal rights with respect to the Merger. Section 910 of the BCL, which provides generally that a shareholder of a New York corporation who is entitled to vote on a plan of merger to which the corporation is a party and who does not assent to such action has a right to receive payment of the fair value of his shares in connection with certain merger transactions (provided such shareholder complies with the procedure set forth in section 623 of the BCL), does not apply in the case of holders of shares of any class of stock which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders to vote upon the plan of merger was either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD"). Because the Common Stock is designated as a national market system security on an interdealer quotation system by the NASD, holders of Common Stock are not entitled to appraisal rights in connection with the Merger.

                              THE VOTING AGREEMENT

         As a condition to the willingness of the Parent to enter into the Merger Agreement, certain shareholders of the Company entered into a voting agreement with the Parent dated as of March 25, 1998 (the "Voting Agreement"). The following summary of the Voting Agreement is qualified in its entirety by reference to the Voting Agreement, a copy of which is attached as Appendix C hereto and is incorporated herein by reference.

VOTING OF SHARES; PROXY

         Pursuant to the Voting Agreement, each of Messrs. Jerome J. Cohen, Herbert B. Hirsch, Don A. Mayerson, John E. McConnaughy, Jr., Robert E. Nederlander and Eugene Schuster, Mmes. Rita Cohen and Illana Hirsch and Growth Realty Holdings, LLC, Growth Realty, Inc., RER Corp., Rita and Jerome J. Cohen Foundation Inc., Robert E. Nederlander Foundation and Trust of Jerome J. Cohen, dated October 25, 1991 (together, the "Shareholders"), solely in their respective capacities as shareholders, has agreed until the Termination Date (as defined below) to cause the Shares owned by such Shareholder to be voted at any meeting of the shareholders of the Company or in any consent in lieu of such a meeting (a) in favor of the Merger Agreement and the transactions contemplated thereby, (b) against any transaction inconsistent with the terms of the Merger,
(c) against any amendment to the Company's Certificate of Incorporation or By-laws or any other proposal or transaction involving the Company or any of its direct or indirect subsidiaries which amendment or other proposal or transaction would result in a breach of any covenant, representation or warranty or any other obligation of the Company, or the failure of any condition, under or with respect to the Merger Agreement or any transaction contemplated thereby and (d) in favor of any other matter necessary to consummate the transactions contemplated by the Merger Agreement. For the purposes of the Voting Agreement, "Termination Date" means the earliest to occur of (i) 10 business days after the termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time or (iii) the termination of the Voting Agreement by the mutual written agreement of the parties thereto or pursuant to Section 10 thereof.

         Pursuant to the Voting Agreement, each Shareholder has irrevocably appointed the Parent, until the Termination Date, as his attorney-in-fact and proxy with full power of substitution, to vote in such manner as required of the Shareholders pursuant to the Voting Agreement (by written consent or otherwise) with respect to the Shares owned by such Shareholder (and all other securities issued to the Shareholder in respect of such shares) which such Shareholder is entitled to vote at any meeting of shareholders of the Company (whether annual or special and whether as to an adjourned or postponed meeting) or in respect of any consent in lieu of any such meeting or otherwise in connection with the Merger Agreement and the transactions contemplated thereby.

OPTION TO PURCHASE SHAREHOLDER SHARES

         Each Shareholder has granted to the Purchaser pursuant to the Voting Agreement an option (collectively, the "Shareholder Options"), to purchase such Shareholder's Shares at a price of $6.00 per Share. The Options shall terminate and be of no further force or effect if (i) the Merger Agreement is terminated as a result of a breach thereof by the Parent or the Purchaser so long as the Company has not breached the Merger Agreement and no Shareholder has breached the Voting Agreement or (ii) on September 30, 1998 if the Shareholder Options have not previously expired or been exercised.

         The Shareholder Options become exercisable in whole but not in part as to all but not less than all Shareholders, and solely upon: (i) termination of the Merger Agreement under the conditions specified in Section 6(b) of the Voting Agreement; (ii) the commencement of a tender offer to the Company's shareholders, other than by the Parent, its affiliates, the Shareholders or their affiliates, to purchase in excess of 40% of the Shares for a purchase price in excess of $6.00 per Option Share or (iii) termination of the Merger Agreement for failure of 66-2/3% of the Shares to be voted in favor of the Merger, (provided that the proxies granted by the Voting Agreement shall have been voted in favor of the Merger) and, if exercisable, may be exercised, prior to the Expiration Date, in the manner and subject to the limitations set forth in the Voting Agreement.

         For purposes of the Voting Agreement, the Expiration Date is defined as the date that is the earlier of (x) 10 business days after the occurrence of the first exercise event described in clauses (i) or (iii) of the paragraph above to occur, or (y) 60 days after the commencement of a tender offer as described in clause (ii) of the paragraph above if the Board of Directors of the Company shall not have approved or recommended such tender offer, provided, however, that the 60-day period described in clause (y) shall not be deemed to have commenced if such tender offer is not consummated.

         In the event that the Options are properly exercised, and provided that no Acquisition Transaction (as defined in the Merger Agreement) has been consummated, the Parent has agreed that it shall make (subject to certain conditions set forth in the Voting Agreement) within 90 days after exercise of the Options a tender offer to the remaining shareholders of the Company, to purchase their Shares for $6.00 per share.

         If the Parent exercises the Options, then during the six month period commencing on the date of such exercise, the Parent shall not purchase or offer to purchase any shares of Common Stock at a price less than $6.00 per share.

CERTAIN REPRESENTATIONS AND WARRANTIES

         REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS. The Voting Agreement contains certain representations and warranties of the Shareholders with respect to, among other things, authority to enter into and perform their obligations under the Voting Agreement; the enforceability and legality of the Voting Agreement; the lack of conflicts with laws and other agreements to which a Shareholder is a party; the required consent, approval, authorization or permission of, or filing with or notification to, governmental authorities; title to their Shares; brokers' and finders' fees; and approval by the Company's Board of Directors of the Voting Agreement and the Merger Agreement.

         REPRESENTATIONS AND WARRANTIES OF THE PARENT. The Voting Agreement contains certain representations and warranties of the Parent with respect to corporate authority to enter into the contemplated transactions; the enforceability and legality of the Voting Agreement; and brokers' and finders' fees.

CERTAIN COVENANTS

         COVENANTS OF THE SHAREHOLDERS. Each shareholder has agreed pursuant to the Voting Agreement that such Shareholder will not (i) dispose of or encumber the Shares held by him, (ii) except with respect to activities as a director of the Company, will not solicit or encourage other proposals or negotiate or communicate in any way with any third party with respect to any acquisition transaction of the type set forth in Section 4 of the Voting Agreement, and
(iii) will immediately cease and cause to be terminated all existing discussions or negotiations relating to an acquisition transaction of the type set forth in
Section 4 of the Voting Agreement conducted prior to the date of the Voting Agreement.

         As of March 25, 1998, the Shareholders owned in the aggregate approximately 42% of the total outstanding Shares.

                   CERTAIN INFORMATION CONCERNING THE COMPANY

GENERAL

         The Company is a specialty financial services company that, through PEC, is engaged primarily in originating, selling, servicing and financing consumer receivables generated through timeshare and land sales. PEC markets and finances timeshare interests and land in select resort areas. By providing financing to virtually all of its customers, PEC also originates consumer receivables that it sells and services.

         The Company formed MMC in June 1992 as a wholly-owned subsidiary and operated MMC as such until November 1996. MMC is a specialized consumer finance company that originates, purchases, sells, securitizes and services consumer loans consisting primarily of conventional uninsured home improvement and debt consolidation loans which are generally secured by liens on residential property.

         In November 1996, MMC consummated an underwritten initial public offering (the "MMC IPO") of 2.3 million shares of its common stock, $.01 par value. As a result of the consummation of the MMC IPO, the Company's ownership of MMC was reduced to approximately 81.3% of the outstanding common stock. On September 2, 1997, the Company distributed all of its 10 million shares of MMC's common stock to the Company's shareholders in the Spin-off. To fund MMC's past operations and growth and in conjunction with filing consolidated tax returns, MMC incurred debt and other obligations due to the Company and its subsidiary, PEC. The amount of debt due to the Company was $10.1 million at August 31, 1997 and $12.8 million at August 31, 1996, of which $3.4 million was paid in October 1997 together with $500,000 advanced by the Company to MMC in September 1997. MMC also has agreements with PEC for the provision of management services and loan servicing. See Notes 3 and 20 of Notes to Consolidated Financial Statements, "Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A")-Discontinued Operations of MMC" and "Certain Relationships and Related Transactions."

         The Company was incorporated under the laws of the state of New York in 1954 under the name Mego Corp. and, in 1992, changed its name to Mego Financial Corp. In January 1988, the Company sold a controlling interest in the Company consisting of approximately 43% of the then outstanding common stock after the sale, to affiliates of the Assignors (as defined below). See "Certain Relationships and Related Transactions" and Note 2 of Notes to Consolidated Financial Statements. In February 1988, the Company acquired PEC, pursuant to an assignment by Comay Corp., GRI, RRE Corp., and H&H Financial Inc. (collectively, the "Assignors"), of their contract right to purchase PEC. The Company's executive offices are located at 4310 Paradise Road, Las Vegas, Nevada, and the telephone number is (702) 737-3700.

PREFERRED EQUITIES CORPORATION

         GENERAL

         PEC acquires, develops and converts rental and condominium apartment buildings and hotels for sale as timeshare interests and engages in the retail sale of land. PEC's strategy is to acquire properties in desirable destination resort areas that offer a range of recreational activities and amenities. As part of its strategic plan, PEC has shifted its emphasis from sales of land to sales of timeshare interests due both to its diminishing inventory of land available for sale and its increasing inventory of timeshare interests from the opening of new timeshare resorts. The decrease in PEC's inventory of land is due generally to the unavailability of suitable land at acceptable prices. PEC markets and sells timeshare interests in its resorts in Las Vegas and Reno, Nevada; Honolulu, Hawaii; Brigantine, New Jersey; Steamboat Springs, Colorado; Indian Shores and Orlando, Florida; as well as land in Nevada and Colorado. PEC owns additional properties in Steamboat Springs, Colorado and Las Vegas, Nevada which are under construction for sale as timeshare interests and is considering the purchase of additional properties for use in its timeshare operations. PEC has recently acquired property in Biloxi, Mississippi for the construction of a future timeshare resort. In recent years, several major lodging, hospitality and entertainment companies, including The Walt Disney Company, Hilton Hotels Corporation, Marriott Ownership Resorts, Inc. and Hyatt Corporation, among others, have commenced developing and marketing timeshare interests in various resort properties. The

Company believes that the entry into the timeshare industry of certain of these large and well-known lodging, hospitality and entertainment companies has contributed to the growth and acceptance of the industry. To enhance its competitive position, in April 1995, PEC entered into a strategic alliance with Hospitality Franchise Systems, Inc. ("HFS"), pursuant to which PEC was granted a ten-year (including a renewal option) exclusive license to operate both its existing and future timeshare properties under the name "Ramada Vacation Suites." The Company is currently negotiating a ten-year extension of such strategic alliance. The American Resort Development Association ("ARDA"), estimates that approximately 1.8 million families in the United States own timeshare interests in resorts worldwide and that sales of timeshare interests in the United States aggregated approximately $2.2 billion in 1996. Additionally, it is estimated by ARDA that sales volume is increasing at a compounded annual rate of almost 14% due to the entry of brand-name hospitality firms, such as "Ramada," well-financed, publicly held companies with lower costs of capital and strong growth among seasoned timeshare companies.

         TIMESHARE PROPERTIES AND SALES

         PEC acquires, develops and converts rental and condominium apartment buildings and hotels for sale as timeshare interests. PEC's strategy is to acquire properties in desirable destination resort areas that offer a range of recreational activities and amenities. The timeshare interests offered by PEC in its resorts other than in Hawaii generally consist of undivided fee interests in the land and facilities comprising the property or an undivided fee interest in a particular unit, pursuant to which the owner acquires the perpetual right to weekly occupancy of a residence unit each year. In its resort in Hawaii, PEC offers "right-to-use" interests, pursuant to which the owner has occupancy rights for one week each year until December 31, 2009, the last full year of the underlying land lease for the resort property. During fiscal 1997, 1996 and 1995, PEC sold 7,860, 6,982 and 5,365 timeshare interests, respectively, at prices ranging from $3,950 to $23,950.

         The Company believes that PEC's alliance with HFS has enabled it to capitalize on the Ramada reputation, name recognition and customer profile, which closely matches PEC's customer profile. The arrangement required PEC to pay an initial access fee of $1 million, which has been paid, and monthly recurring fees equal to 1% of PEC's Gross Sales (as defined in the agreement) through January 1996 and 1.5% of PEC's Gross Sales each month commencing after January 1996. The initial term of the arrangement is five years and PEC has the option to renew the arrangement for an additional term of five years if it has met certain conditions, including the addition of at least 20,000 timeshare interests during the initial term, which condition had been satisfied as of August 31, 1997, and the payment of minimum annual fees. In addition to the grant of the license, the arrangement provides for the establishment of joint marketing programs. The Company believes it has benefited from the use of the Ramada name, but is unable to quantify the amount of such benefit.

         In May 1997, PEC began offering a new sales program whereby a customer pays a fixed fee on an installment basis to use a timeshare interest during an initial one-year period with an option to purchase the timeshare interest. If the customer exercises the option to purchase the interest, the fixed fee is applied toward the down payment of the timeshare interest purchased.

         PEC currently operates timeshare resorts in Las Vegas and Reno, Nevada; Honolulu, Hawaii; Brigantine, New Jersey; Steamboat Springs, Colorado; Orlando and Indian Shores, Florida; and owns additional properties in Las Vegas, Nevada and Steamboat Springs, Colorado which are under construction. PEC is considering the purchase of additional properties for use in its timeshare operations and has recently acquired property in Biloxi, Mississippi for future construction of a timeshare resort.

         PEC's RAMADA VACATION SUITES AT LAS VEGAS, formerly known as The Grand Flamingo Club, includes 30 buildings with a total of 429 studio units and 1 and 2 bedroom units which have been converted for sale as 21,879 timeshare interests, of which 2,755 remained available for sale as of August 31, 1997. The resort is in close proximity to "the Strip" in Las Vegas and features swimming pools and other amenities. Nevada timesharing attracts the upper end of the tourism market and Las Vegas is the most dynamic region of the state for timeshare industry growth according to ARDA statistics. PEC is in the process of converting additional adjacent properties it owns. PEC has completed the expansion of the common areas to include an expanded lobby, convenience store and expanded sales facilities. At August 31, 1997, a total of five buildings containing 60 apartment units were under conversion to timeshare interests.

         The RAMADA VACATION SUITES AT RENO, formerly known as the Reno Spa Resort, consists of a 95-unit hotel that has been converted for sale as 4,845 timeshare interests, of which 729 remained available for sale as of August 31, 1997. The resort features an indoor swimming pool, exercise facilities, sauna, jacuzzi and sun deck.

         PEC's RAMADA VACATION SUITES AT HONOLULU is an 80-unit hotel consisting of three buildings that have been converted for sale as 4,160 timeshare interests, of which 444 remained available for sale as of August 31, 1997. The hotel recently changed its name from White Sands Waikiki. The resort is within walking distance of a public beach and features a swimming pool and jacuzzi. PEC holds the buildings, equipment and furnishings under a land lease expiring in March 2010, under which PEC makes annual rental payments of approximately $192,000.

         The RAMADA VACATION SUITES ON BRIGANTINE BEACH consists of a 91-unit hotel and a 17-unit three story building, formerly known as the Brigantine Inn and the Brigantine Villas, respectively, that have been either converted or constructed for sale as 5,508 timeshare interests, of which 658 remained available for sale as of August 31, 1997. The resort is situated on beach front property in close proximity to Atlantic City, New Jersey and features an enclosed swimming pool, cocktail lounge, bar and restaurant.

         The RAMADA VACATION SUITES AT STEAMBOAT SPRINGS consists of 60 one- and two-bedroom units, which have been converted for sale as 3,060 timeshare interests, of which 1,196 remained available for sale as of August 31, 1997. PEC acquired this condominium resort in 1994 and completed the conversion in 1995. PEC has constructed a 5,500 square foot amenities building at this facility which features a lobby, front desk, spa and sauna.

         The RAMADA VACATION SUITES AT INDIAN SHORES, formerly known as the Aloha Bay Apartments, consists of a 2-building complex, that has recently been converted into a total of 32 one- and two-bedroom units to be sold as 1,632 timeshare interests. The resort is located on the intercoastal waterway and is in close proximity to Tampa, Florida. Timeshare interests became available for sale in September 1996. At August 31, 1997, 1,272 timeshare interests remained available for sale.

         The RAMADA VACATION SUITES AT ORLANDO, formerly known as Ramada Suites at Tango Bay (in Orlando, Florida), consists of a seven building complex, that is being converted into 102 units to be sold as 5,202 timeshare interests. In June 1997, 42 units became available for sale as 2,142 timeshare interests. At August 31, 1997, 72 timeshare interests had been sold. Florida is one of the country's most significant timeshare markets, representing 23.6% of the total number of resorts in the United States, and, according to ARDA, has experienced unprecedented growth.

         The RAMADA VACATION SUITES - HILLTOP, formerly known as The Overlook Lodge, is a 117-room complex complete with indoor swimming pool, restaurant, cocktail lounge and meeting room facilities. Upon completion of conversion, the complex will consist of 56 one- and two-bedroom units to be sold as 2,856 timeshare interests. The resort is located in Steamboat Springs, Colorado, in close proximity to the area's ski slopes and attractions. The timeshare interests became available for sale upon completion of improvements and registration with the state of Colorado, which was completed in December 1997.

         In March of 1998, PEC acquired a parcel of land of approximately 4.3 acres in Biloxi, Mississippi. The property is located on U.S. Highway 90 and has easy access to nearby gaming and recreational facilities. At present, the Company is in the process of finalizing plans for the use of the property. Among the possibilities being considered are purpose-built timeshare units to be constructed and operated under the Ramada Vacation Suites banner. One such design would consist of 90 units, with a potential of 4,590 time-share intervals. In addition, the resort would include a central pool area and clubhouse containing a variety of amenities.

         The following table sets forth certain information regarding the timeshare interests at the Company's resort properties:

                                                                                        STEAMBOAT   INDIAN
                                        LAS VEGAS    RENO      WAIKIKI    BRIGANTINE     SPRINGS     SHORES     ORLANDO    TOTAL
                                        --------   --------    --------   ----------    ---------   --------    -------    -----
Maximum number of timeshare
   interests ........................     21,879      4,845       4,160       5,508         3,060      1,632      2,142    43,226

Net number of timeshare
   interests sold through ...........     19,124      4,116       3,716       4,850(l)      1,864        360         72    34,102
   August 31, 1997

Number of timeshare
   interests available for
   sale at August 31, 1997  .........      2,755        729         444         658         1,196      1,272      2,070     9,124

Percent sold through
   August 31, 1997 ..................         87%        85%         89%         88%           61%        22%         3%       79%

Number of timeshare
   interests sold during the
   year ended August 31, 1997 .......      4,714        551         608         104         1,340        456         87     7,860

Number of timeshare interests
  (reacquired) during the year
  ended August 31, 1997 through:

   Contract cancellations ...........        780        237         149         136           185          9         --     1,496

   Exchanges(2) .....................      2,342        349         357          61           538         97         15     3,749

   Acquired for unpaid
     maintenance fees ...............        135         68          79          46            --         --         --       328
                                          ------      -----       -----       -----         -----      -----      -----    ------
   Total number of timeshare
     interests reacquired
     during the year ................      3,257        654         585         243           723         96         15     5,573
                                          ------      -----       -----       -----         -----      -----      -----    ------
Net number of timeshare
   interests sold
   (reacquired) during the ..........      1,457       (103)         23        (139)          617        360         72     2,287
   year ended August 31, 1997

Additional timeshare
   interests under ..................      3,060         --          --          --         2,856         --      3,060     8,976
   development (3)

Sales prices of timeshare
   interests available at
   August 31, 1997 range

   From .............................   $  7,950   $  6,150    $  3,950    $  5,150      $  6,950   $  7,950   $  7,950      N/A
   To ...............................   $ 14,950   $  9,950    $  5,950    $ 15,800      $ 23,950   $ 14,950   $  9,950      N/A





----------

(1)  4,823 timeshare interests were sold by the prior developer.

(2) These exchanges are primarily related to customers exchanging and/or upgrading their current property to generally higher quality and higher priced units.

(3) PEC owns additional units under conversion or to be converted to timeshare interests, and are not included above. In Las Vegas, Nevada, the addition of 60 units will be converted into 3,060 timeshare interests. In Steamboat Springs, Colorado, the addition of 56 units will be converted into 2,856 timeshare interests. In Orlando, Florida, the addition of 60 units will be converted into 3,060 timeshare interests.

         For the fiscal years ended August 31, 1997, 1996 and 1995, PEC's consolidated revenue from sales of timeshare interests was $32.3 million, $27.8 million and $20.7 million, respectively, representing approximately 47.9%, 45.8% and 36% of total revenues, respectively.

         RCI EXCHANGE NETWORK

         The attractiveness of timeshare interest ownership in resorts is enhanced significantly by the availability of exchange networks allowing owners to exchange their occupancy right in the resort in which they own an interest for an occupancy right in another participating network resort. Several companies, including Resorts Condominiums International ("RCI"), which recently became a wholly-owned subsidiary of HFS, provide broad based timeshare interest exchange networks and PEC has qualified its resort properties for participation in the RCI network.

         RCI has a total of more than 3,100 participating resort facilities located worldwide. Approximately 46.1% of the participating facilities are located in the United States and Canada. PEC and the Owners' Association (as hereinafter defined) of each of PEC's timeshare resorts have entered into an agreement with RCI pursuant to which purchasers of timeshare interests in PEC's resorts may apply for membership in the RCI exchange network. Under the terms of these agreements, RCI agrees to make its exchange program available to PEC's customers who apply for membership. RCI and the Owners' Association agree to promote RCI's program and to honor qualified exchanges by members from other participating resorts. The initial five-year terms of the agreements are automatically renewable for additional five-year terms, unless either party gives the other party at least 180 days written notice prior to the expiration of the then current term. Either party may terminate the agreement upon a breach of the agreement by the other party. Membership in RCI entitles PEC's customers, based on availability, trading potential (which is based on their timeshare interval), and the payment of a variable exchange fee to RCI, to exchange their occupancy right in the resort in which they own an interest, for an occupancy right at the same or a different time in another participating resort of similar trading potential. The cost of the subscription fee for RCI, which is at the option and expense of the timeshare interest owner, is approximately $63 for the first year and $74 for each annual renewal.

         OWNERS' ASSOCIATIONS AND PROPERTY MANAGEMENT

         PEC's resort properties require ongoing management services. Independent not-for-profit corporations known as Owners' Associations have been established to administer each of PEC's resorts other than the resort in Honolulu. PEC's resort in Honolulu is administered by the White Sands Resort Club, a division of PEC (together with the Owners' Associations, collectively the "Associations"). Owners of timeshare interests in each of these resorts are responsible for the payment of annual assessment fees to the respective Association, which are intended to fund all of the operating expenses at the resort facilities and accumulate reserves for replacement of furnishings, fixtures and equipment, and building maintenance. Annual assessment fees for 1997 ranged from $247 to $445. PEC has in the past financed budget deficits of the Associations, but is not obligated to do so in the future. During fiscal 1997 and 1996, PEC did not finance any budget deficits for the Associations, since the Associations had an aggregate excess of $1.6 million and $538,000, respectively, of fees received compared to expenses paid. The deficit and/or excess positions of the Associations vary primarily due to the timing of major improvement expenditures. Any budget deficits financed by PEC are expected to be recovered in the future by increased assessments to the Associations. The aggregate amount of budget deficits financed by PEC was $1.1 million during fiscal 1995.

         If the owner of a timeshare interest defaults in the payment of the annual assessment fee, the Association may impose a lien on the related timeshare interest. PEC has agreed to pay to the Associations the annual assessment fees of timeshare interest owners who are delinquent with respect to such fees, but have paid PEC in full for their timeshare interest. In exchange for the payment by PEC of such fees, the Associations assign their liens for non-payment on the respective timeshare interests to PEC. In the event the timeshare interest holder does not satisfy the lien after having an opportunity to do so, PEC typically acquires a quitclaim deed or forecloses on and acquires the timeshare interest for the amount of the lien and any related foreclosure costs.

         PEC has entered into management arrangements with the Associations pursuant to which PEC receives annual management and administrative fees in exchange for providing or arranging for various property management services such as bookkeeping, staffing, budgeting, maintenance and housekeeping services. During fiscal 1997, 1996 and 1995, PEC received $2,199,000, $2,081,000 and
$1,988,000, respectively, of such fees from the Associations. The management arrangements are typically for initial terms ranging from three to five years and automatically renew for successive additional one-year terms unless canceled by the Association. No management arrangement has been canceled to date. The Company believes that proper management is important for maintaining customer satisfaction and protecting PEC's investment in its inventory of unsold timeshare interests.

         PEC's intent and goal is to manage these properties until all timeshare interests are sold and the receivables generated from such sales have been paid. However, due to cancellations, exchanges and upgrades, none of the Associations are likely to realize a 100% occupancy rate for an extended period of time. The Company believes that continued management of these properties preserves the integrity of the property and the portfolio performance on an ongoing basis beyond the end of the sales period.

         LAND SALES

         PEC is engaged in the retail sale of land in Nevada and Colorado for residential, commercial, industrial and recreational use. PEC acquires lots and large tracts of unimproved land and then subdivides the land into lots and parcels for retail sale. Residential lots range in size from one-quarter acre to one and one-half acres while commercial and industrial lots vary in size. PEC's residential lots generally range in price from $16,000 to $91,000 while commercial and industrial lots generally range in price from $19,000 to $79,000. Improvements such as roads and utilities and, in some instances, amenities are typically part of the development program in Nevada. During fiscal 1997, 1996 and 1995, PEC sold 1,459, 1,610 and 1,467 residential lots, and 50, 38 and 51 commercial and industrial lots, respectively. PEC has a continuing program to plat the properties that it owns. Purchasers of lots and parcels frequently exchange their property after the initial purchase for other property interests offered by PEC. Additionally, PEC is required from time to time to cancel the purchase of lots and parcels as a result of payment defaults or customer cancellations following inspections of the property and pursuant to contractual provisions.

         A substantial portion of PEC's sales of retail lots and land parcels have been in its Calvada subdivisions, containing approximately 30,000 lots in the Pahrump Valley, in Nye County, Nevada, located approximately 60 miles from Las Vegas. The lots are designated as single family residential, multiple family residential, mobile home, hotel/motel, industrial or commercial. PEC owns a privately owned public utility company that provides water and sewer service to portions of the subdivisions and two golf courses that are available to property owners and the public. The community of Pahrump has a population estimated at approximately 25,000 and contains an urgent care medical facility, shopping, churches, fast food restaurants, hotel/casino facilities and several schools.

         The following table illustrates certain statistics regarding the Pahrump valley subdivisions:

Number of acres acquired since 1969..........................................        18,777
Number of lots platted.......................................................        29,849
Net number of lots sold through August 31, 1997..............................        29,346
Percent of lots sold through August 31, 1997.................................            98%
Number of platted lots available for sale at August 31, 1997.................           503
Number of acres available for platting.......................................           207
Number of lots to be platted.................................................           615

FOR THE YEAR ENDED AUGUST 31, 1997:
-----------------------------------
Number of lots sold..........................................................         1,509
Number of lots canceled......................................................          (401)
Number of lots exchanged.....................................................          (730)
                                                                                    -------
Number of lots sold, net of cancellations and exchanges......................           378
                                                                                    =======



         Central Nevada Utilities Company ("CNUC"), a wholly-owned subsidiary of PEC, operates a privately owned public sewer and water utility for portions of PEC's Nevada subdivisions and certain other properties located within that subsidiary's certificated service area (which is subject to the regulation of the Public Utilities Commission of Nevada).

         PEC also sells larger unimproved tracts of land in Colorado. PEC has acquired unimproved land in Huerfano County, Colorado, which is being sold for recreational use in parcels of at least 35 acres, at prices ranging from $11,250 to $20,500 depending on location and size. These parcels are sold without any planned improvements and without water rights, which rights have been reserved by PEC. Substantially all of the parcels have been sold, with approximately 81 parcels remaining in inventory.

         PEC has also acquired improved and unimproved land in Park County, Colorado, which is being sold for recreational use in parcels typically ranging in size from five to nine acres or larger and at prices ranging from $13,995 to $22,195 depending on location and size. These parcels are sold without any planned improvements, except for a recreational facility which includes a basketball court, baseball field and picnic facilities.

         The following table illustrates certain statistics regarding the parcels in Huerfano and Park Counties, Colorado:

Number of acres acquired since 1969.............................................   51,709
Number of parcels platted.......................................................    2,997
Net number of parcels sold through August 31, 1997..............................    2,802
Percent of parcels sold through August 31, 1997.................................       94%
Number of platted parcels available for sale at August 31, 1997.................      195

FOR THE YEAR ENDED AUGUST 31, 1997:
-----------------------------------
Number of parcels sold..........................................................      638
Number of parcels canceled......................................................     (285)
Number of parcels exchanged.....................................................     (269)
                                                                                   ------
Number of lots sold, net of cancellations and exchanges.........................       84
                                                                                   ======


         In November of 1997, PEC acquired approximately 9,075 acres of land in Park County, Colorado known as Hartsel Springs Ranch. The land, located 65 miles west of Colorado Springs, consists of 1,976 parcels of land ranging in size from 1 to 30 acres. The land is located on a high (9,000') plateau and offers striking vistas of the nearby front range of the Rocky Mountains. The project is within easy driving distance of year-round recreational activities including hiking, skiing, hunting and fishing. Initial offerings of Hartsel Springs Ranch commenced during April 1998.

         For the fiscal years ended August 31, 1997, 1996 and 1995, PEC's net revenue from land sales was approximately $16.6 million, $18 million and $20.8 million, respectively, representing approximately 24.7%, 29.6% and 38% of total revenues, respectively.

         TRUST ARRANGEMENTS

         Title to certain of PEC's resort properties and land parcels in Huerfano County, Colorado is held in trust by trustees to meet regulatory requirements which were applicable at the time of the commencement of sales. In connection with sales of timeshare interests pursuant to "right-to-use" or installment sales contracts, title to certain of PEC's resort properties in the states of Nevada and Hawaii are held in trust by trustees to meet requirements of certain state regulatory authorities. Prior to 1988, PEC sold timeshare interests in certain of its resorts in the state of Nevada pursuant to "right-to-use" contracts and continues in other resorts to sell under installment sales contracts under which the purchaser does not receive a deed until the purchase price is paid in full. In addition, PEC offers "right-to-use" interests in its resort in Hawaii, since it is on leased property. In connection with the registration of the sale of such timeshare interests, the Department of Real Estate of the state of Nevada and the Department of Commerce and Consumer Affairs of the state of Hawaii required that title to the related resorts be placed in trust.

         CUSTOMER FINANCING

         PEC provides financing to virtually all the purchasers of its timeshare interests, retail lots and land parcels who make a down payment equal to at least 10% of the purchase price. The financing is generally evidenced by non-recourse installment sale contracts as well as notes secured by deeds of trust. Currently, the term of the financing generally ranges from two to twelve years, with principal and interest payable in equal monthly payments. Interest rates are fixed and generally range from 0% to 16% per year based on prevailing market rates and the amount of the down payment made relative to the sales price. PEC has a sales program whereby no stated interest rate is charged on those sales where the aggregate down payment is at least 50% of the purchase price and the balance is payable in 24 or fewer monthly payments. PEC believes its financing is attractive to purchasers who find it convenient to handle all facets of the purchase through a single source. At August 31, 1997, PEC had a serviced portfolio of 18,136 notes receivable relating to sales of timeshare interests and land, which receivables had an aggregate outstanding principal balance of $118.6 million, a weighted-average maturity of approximately 6.5 years and a weighted-average interest rate of 11.5%.

         PEC has six financing arrangements with five institutional lenders for the financing of customer receivables, which provide for borrowings of up to an aggregate of $137.5 million. These lines of credit bear interest at variable rates tied to the prime rate and the one-month and 90 day London Interbank Offering Rate ("LIBOR"), and are secured by timeshare and land receivables and inventory. At August 31, 1997, an aggregate of $62.1 million was outstanding under such lines of credit and $75.4 million was available for borrowing. PEC periodically sells its timeshare and land receivables to various third party purchasers and uses a portion of the sales proceeds to reduce the outstanding balances of its lines of credit, thereby increasing the borrowing availability under such lines by the amount of prepayment. The sales have resulted in yields to the purchaser less than the weighted-average yield on the receivables, with PEC entitled to retain the difference, the estimated value of which is carried as interest only receivables. The sales agreements generally provide for PEC to continue servicing the sold receivables, and require that PEC repurchase or replace accounts that have become more than 90 days contractually delinquent, or as to which certain warranties and representations are determined to be incorrect. In addition, the sales agreements generally require the maintenance of cash reserve accounts for losses and contain minimum net worth requirements and other covenants, the non-compliance with which would allow the purchaser to replace PEC as the servicer. The sales agreements for timeshare receivables contain certain covenants that generally require PEC to use its best efforts to remain the manager of the related resorts and to cause the Associations to maintain appropriate insurance and pay the real estate taxes. Performance by PEC of such covenants generally is guaranteed by the Company. The principal balances of receivables sold by PEC were $30.1 million, $16 million and $32.5 million during fiscal 1997, 1996 and 1995, respectively.

         At August 31, 1997, PEC was contingently liable to replace or repurchase receivables sold with recourse in the aggregate amount of $84 million, if and as such receivables become delinquent. Delinquencies greater than 60 days have declined 57.8% in fiscal 1997 from fiscal 1996 due to intensive collection efforts focused on PEC timeshare and land receivables. However, there was an increase in cancellations to $20.3 million during fiscal 1997 from $17.2 million in fiscal 1996, an 18.3% increase. PEC charges off or fully reserves all receivables that are more than 90 days delinquent. The following table sets forth information with respect to receivables owned and sold that were more than 60 but less than 90 days delinquent, excluding accounts that have been fully reserved or charged-off, as of the dates indicated (thousands of dollars):

                                                                           AUGUST 31,
                                           ----------------------------------------------------------------------
                                           1997            1996            1995            1994            1993
                                           ----            ----            ----            ----            ----
60-day delinquent...................       $1,076          $2,547          $2,330         $2,144           $2,930
Total receivables...................     $133,753        $128,299        $120,675       $109,360         $103,280
60-day delinquency percentage.......         0.80%           1.99%           1.93%          1.96%            2.84%



         PEC provides an allowance for cancellations at the time it recognizes revenues from sales of timeshare interests, which PEC believes, based on its experience and its analysis of economic conditions, is adequate to absorb losses on receivables that become uncollectible. Upon the sale of the receivables, the allowance related to those receivables is reduced and the reserve for notes receivable sold with recourse is appropriately increased.

         MARKETING

         PEC markets timeshare interests and land through on-site and off-site sales offices. PEC's sales staff receives commissions based on net sales volume. PEC maintains fully-staffed on-site sales offices at its timeshare properties in Las Vegas and Reno, Nevada; Steamboat Springs, Colorado; Indian Shores and Orlando, Florida; as well as the Las Vegas principal offices, and at its land projects in Nevada and Colorado. At its other timeshare properties, brokers for PEC maintain smaller on-site sales offices staffed with one to two sales associates. PEC also maintains off-site sales offices in West Covina, California, Dallas, Texas and Denver, Colorado. PEC's marketing efforts are targeted primarily at tourists meeting its customer profile. Currently, approximately 36.9% of sales are made through the Las Vegas sales office. One of the principal sales techniques utilized by PEC in Las Vegas is to offer pre-screened potential customers a gift such as show tickets in exchange for attending PEC's sales presentations. In addition to show tickets, other inducements such as local tour packages, dinners, and short-term room accommodations are also offered. The marketing techniques utilized at PEC's sales offices at locations other than Las Vegas include (i) exhibition booths located at shows, fairs and other attractions, that generate inquiries from prospective customers, whom PEC then contacts by telephone, (ii) referrals from existing customers, (iii) limited direct mail programs, and (iv) brokers specializing in lead generation. Various premiums and inducements are offered to prospective customers to obtain their attendance at sales presentations, including the offer of short-term accommodations at certain of PEC's timeshare resorts.

         As part of its marketing strategy, PEC maintains an internal exchange program. This program enables owners of PEC's timeshare interests to exchange their occupancy right in the resort in which they own an interest for an occupancy right at the same or a different time in another of PEC's timeshare resorts. In addition, PEC has a sales program pursuant to which purchasers of its timeshare interests, retail lots and land may exchange their equity interests in one property for an interest in another of PEC's properties. For example, a purchaser of a timeshare interest in one of PEC's timeshare resorts may exchange his equity interest for an interest in a different unit within the same resort, for an interest in one of PEC's other resorts or for a retail lot or land parcel.

         The agreement of sale for a timeshare interest or land may be rescinded within various statutory rescission periods. For land sales made at a location other than the property, the customer may generally cancel the contract within a specified period, usually five months from the date of purchase, provided that the contract is not in default, and provided the customer has completed a developer guided inspection and tour of the subject property first, and then requests the cancellation. At August 31, 1997, $308,000 of recognized sales remained subject to such cancellation. If a customer defaults after all rescission and cancellation periods have expired, all payments are generally retained by PEC, and the customer forfeits all rights to the property.

SEASONALITY

         Sales of timeshare interests and land are somewhat seasonal. For the fiscal years ended August 31, 1997, 1996 and 1995, quarterly sales as a percentage of annual sales, for each of the fiscal quarters averaged: quarters ended November 30-24.8%, quarters ended February 28-22.9%, quarters ended May 31-29.1%, and quarters ended August 31-23.2%. The majority of the Company's customers are tourists. The Company's major marketing area, Las Vegas, Nevada, reaches peaks of tourist activity at periods different from the Company's other major marketing areas, such as Reno, Nevada and Denver, Park and Huerfano Counties, Colorado, which are more active in summer than in winter. The Company's other major marketing areas, Honolulu, Hawaii, and Orlando, Florida, are not subject to seasonality. The Company is not dependent upon a limited number or segment of customers whose loss would have a material adverse effect on the Company.

COMPETITION

         The timeshare and real estate industries are highly competitive. Competitors in the timeshare and real estate business include hotels, other timeshare properties and real estate properties. Certain of the Company's competitors are substantially larger and have more capital and other resources than the Company.

         PEC's timeshare plans compete directly with many other timeshare plans, some of which are in facilities located in Las Vegas, Reno, Lake Tahoe, Honolulu, Atlantic City, Orlando, Tampa, and Steamboat Springs. In recent years, several major lodging, hospitality and entertainment companies have begun to develop and market timeshare properties. In 1996, approximately 38.4% of timeshare resorts were located in the Mountain/Pacific region of the United States, 30.5% in Florida, 15.2% were located in foreign countries, 5.3% in the Northeast region, 4% in the Southwest region and 3.3% in each of the Midwest and Southeast regions of the United States according to ARDA data. In addition, PEC competes with condominium projects and with traditional hotel accommodations in these areas. Certain of these competing projects and accommodations are larger and more luxurious than PEC's facilities. There are currently available approximately 104,000 hotel and motel rooms in Las Vegas, Nevada; 36,000 in Honolulu, Hawaii; 23,000 in Washoe County, Nevada, which includes Reno and Lake

Tahoe; 96,000 in the Orlando, Florida metropolitan area; 24,000 in the Indian Shores, Florida area; 18,000 in Atlantic City, New Jersey and 3,000 in Steamboat Springs, Colorado.

GOVERNMENT REGULATION

         The Company's timeshare and real estate operations are subject to extensive regulation, potential suspension and licensing requirements by federal and state authorities. The following is a summary of the regulations applicable to the Company.

         ENVIRONMENTAL REGULATION

         Under various federal, state and local environmental laws, ordinances and regulations, a current or previous owner or operator of real estate may be required to investigate and clean up hazardous or toxic substances or chemical releases at such property, and may be held liable to a governmental entity or to third parties for property damage, personal injury and investigation and cleanup costs incurred by such parties in connection with the contamination. Such laws typically impose cleanup responsibility and liability without regard to whether the owner knew of or caused the presence of the contaminants, and the liability under such laws has been interpreted to be joint and several unless the harm is divisible and there is a reasonable basis for allocation of responsibility. The costs of investigation, remediation or removal of such substances may be substantial, and the presence of such substances, or the failure to properly remediate such property, may adversely affect the owner's ability to sell or rent such property or to borrow using such property as collateral. Persons who arrange for the disposal or treatment of hazardous or toxic substances also may be liable for the costs of removal or remediation of such substances at the disposal or treatment facility, whether or not the facility is owned or operated by such person. In addition, the owner or former owners of a site may be subject to common law claims by third parties based on damages and costs resulting from environmental contamination emanating from a site.

         TIMESHARE REGULATION

         Nevada Revised Statutes Chapter 119A requires the Company to give each customer a Public Offering Statement that discloses all aspects of the timeshare program, including the terms and conditions of sale, the common facilities, the costs to operate and maintain common facilities, the Company's history and all services and facilities available to the purchasers. Section 514E of the Hawaii Revised Statutes provides for similar information to be provided to all prospective purchasers through the use of the Hawaii Disclosure Statement, just as Chapter 721 of the Florida Statutes similarly provides through the use of a Public Offering Statement. Section 11000, et seq., of the California Business and Professions Code also provides for similar information to be provided to all prospective purchasers through the use of an Out-of-state Timeshare Permit issued by the California Department of Real Estate. Section 45 of the New Jersey Statutes Annotated provides for similar information to be provided to all prospective purchasers through the use of a Public Offering Statement. The Texas Register at 22 Texas Administrative Code, Section 543 provides for similar information to be provided to all prospective purchasers through the use of the Texas Timeshare Disclosure Statement, and similarly, the Mississippi Real Estate Commission requires that the SITUS STATE Public Offering Statement provides prospective purchasers with the same information. Title 12, Article 61 of the Colorado Revised Statutes provides for similar information to be provided to all prospective purchasers in their contracts of sales or by separate written documents. Nevada and Colorado require a five day rescission period for all timeshare purchasers. The rescission period required by Hawaii and New Jersey is seven days. The rescission period required by Florida is ten days. The rescission period in California, Mississippi and Texas for out-of-state sales is five days. The Nevada, California, New Jersey, Hawaii, Colorado, Texas, Florida, Mississippi and Texas timeshare statutes have stringent restrictions on sales and advertising practices and require the Company to utilize licensed sales personnel.

         LENDING REGULATION

         PEC is subject to various federal lending regulations related to marketing, financing and selling consumer receivables. These federal regulations include: Fair Housing Act, Americans With Disabilities Act, Interstate Land Sales Full Disclosure Act, Truth-In-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity

Act, Federal Trade Commission Telemarketing Rule, Federal Communications Commission Telephone Census Protection Act, Federal Trade Commission Act (Unfair or Deceptive Act or Practices) and Fair Debt Collections Practices Act.

         The Company believes that it has made all required filings with state, city and county authorities and is in material compliance with all federal, state and local regulations governing timeshare interests. The Company believes that such regulations have not had a material adverse effect on any phase of the Company's operations, including the overall cost of acquiring property. Compliance with or changes in official interpretations of regulations might, however, impose additional compliance costs on the Company that cannot be predicted.

         REAL ESTATE REGULATION

         The real estate industry is subject to extensive regulation. The Company is subject to compliance with various federal, state and local environmental, zoning and other statutes and regulations regarding the acquisition, subdivision, development and sale of real estate and various aspects of its financing operations. The Interstate Land Sales Full Disclosure Act establishes strict guidelines with respect to the subdivision and sale of land in interstate commerce. The U.S. Department of Housing and Urban Development ("HUD"), has enforcement powers with respect to this statute. In many instances (e.g., Huerfano County, Colorado land sales), the Company has been exempt from HUD registration requirements because of the size or number of the subdivided parcels and the limited nature or type of its offerings. The Company registers its timeshare properties with various state agencies. The Company must disclose financial information concerning the property, evidence of title, a description of the intended manner of offering, proposed advertising materials, and must bear the costs of such registration, which include legal and filing fees.

         The Company believes that it is in compliance, in all material respects, with all applicable federal, state and local regulations. The Company believes that such regulations have not had a material adverse effect on any phase of its operations. Compliance with future changes in regulations might, however, impose additional compliance costs on the Company that cannot be predicted.

         The city and county governments in areas where the Company operates have enacted licensing and other ordinances that affect timeshare projects.

EMPLOYEES

         As of February 28, 1998, PEC had 1,332 employees, of whom 1,208 were full-time employees and 124 were part-time employees. Full-time employees were comprised of the following: 600 sales and marketing officers and personnel, 287 general and administrative officers, managers and support staff, 310 hotel personnel, and 11 utility company personnel. None of PEC's employees are represented by a collective bargaining unit. The Company believes that its relations with its employees are satisfactory.

         As of February 28, 1998, MMC had 405 employees, none of which is represented by a collective bargaining unit. At September 2, 1997, the Company distributed all of its 10 million shares of MMC stock in the Spin-off. See "Certain Information Concerning the Company-General," "MD&A-Discontinued Operations of MMC" and Note 5 of Notes to Consolidated Financial Statements.

PROPERTIES

         At February 28, 1998, the Company had 502 residential, commercial and industrial lots, 195 recreational land parcels, 1,215 recreational vehicle pads, and 9,124 timeshare interests in its inventory. In addition, the Company maintains the following properties:

         The Company's principal executive offices are located at 4310 Paradise Road, Las Vegas, Nevada 89109, where it occupies approximately 31,000 square feet of office space in a building it owns. Title to the property is held by the Company.

         The Company owns a second office building located in Las Vegas, Nevada. This building has approximately 60,000 square feet of office space, of which the Company occupies approximately 30,000 square feet. The remaining approximately 30,000 square feet is leased to tenants on a short-term basis.

         The Company leases an executive office at 1125 N.E. 125th Street in North Miami, Florida, comprising approximately 3,200 square feet, at a rental of $2,400 per month. The lease expires in August 1998.

         MMC's corporate headquarters is located in 45,950 square feet of office space at 1000 Parkwood Circle, Atlanta, Georgia. MMC also leases 10,478 square feet of office space at its prior headquarters location in Atlanta, Georgia, and leases office space on short-term or month-to-month leases in Waldwick, New Jersey; Kansas City, Missouri; Austin, Texas; Oklahoma City, Oklahoma; Seattle, Washington; Waterford, Michigan; Columbus, Ohio; Elmhurst, Illinois; Philadelphia, Pennsylvania; Denver, Colorado; Richmond, Virginia; Scottsdale, Arizona; Patchogue, New York; Woburn, Massachusetts; Dublin, California; Stuart, Florida; Las Vegas, Nevada; Miami Lakes, Florida; and Brentwood, Tennessee. Subsequent to the Spin-off, MMC retained the above described properties. See "Certain Information Concerning the Company-General," "MD&A-Discontinued Operations of MMC" and Note 5 of notes to Consolidated Financial Statements.

         The Company leases various other facilities on a short-term or month-to-month basis for off-site sales offices in various cities throughout the United States.

LEGAL PROCEEDINGS

         Following the Company's November 10, 1995 announcement disclosing certain accounting adjustments, an action was filed on November 13, 1995, in the United States District Court District of Nevada (the "Court") by Christopher Dunleavy, as a purported class action against the Company, certain of the Company's officers and directors and the Company's independent auditors. The complaint alleges, among other things, that the defendants violated Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder in connection with the preparation and issuance of certain of the Company's financial reports issued in 1994 and 1995, including certain financial statements reported on by the Company's independent auditors. The complaint also alleges that one of the director defendants violated the federal securities laws by engaging in "insider trading." The named plaintiff seeks to represent a class consisting of purchasers of Common Stock between January 14, 1994 and November 9, 1995, and seeks damages in an unspecified amount, costs, attorney's fees and such other relief as the Court may deem just and proper.

         On November 16, 1995, a second action was filed in the Court by Alan Peyser as a purported class action against the Company and certain of its officers and directors, which was served on the Company on December 20, 1995. The complaint alleges, among other things, that the defendants violated the federal securities laws by making statements and issuing certain financial reports in 1994 and 1995 that overstated the Company's earnings and business prospects. The named plaintiff seeks to represent a class consisting of purchasers of Common Stock between November 28, 1994 and November 9, 1995. The complaint seeks damages in an unspecified amount, costs, attorneys' fees and such other relief as the Court may deem just and proper.

         On or about June 10, 1996, the Dunleavy Action and Peyser Action were consolidated under the caption "In re Mego Financial Corp. Securities Litigation," Master File No. CV-9-95-01082-LD (RLJ), pursuant to a stipulation by the parties.

         On December 26, 1996, in the above captioned matter, Michael Nadler filed a purported class action complaint against the Company, certain of the Company's officers and directors, and the Company's independent auditors. The complaint alleges that the defendants violated the federal securities laws and common law and contain allegations similar to those contained in the Dunleavy and Peyser complaints.

         On February 13, 1997, defendants moved to dismiss Nadler's complaint. On March 13, 1997, Nadler filed a "Motion for the Filing of a Consolidated Complaint and a Class Certification Motion, the Holding of a Pretrial Conference and the Suspension of Briefing on Defendants' Motions to Dismiss." The Company opposed that motion. On March 31, 1997, the Court, among other things, denied without prejudice to refiling after either the filing of a consolidated complaint or a ruling on Nadler's motion for the filing of a consolidated complaint, and defendants' motions to dismiss Nadler's complaint.

         On May 12, 1997, counsel for the plaintiffs in the Dunleavy and Peyser actions and counsel for the defendants executed a Memorandum of Understanding with respect to a proposed settlement. The proposed settlement, which is subject to a number of conditions, including approval by the Court, calls for certification, for settlement purposes only, of a class consisting of all purchasers of Common Stock (excluding the defendants and their respective directors, executive officers, partners and affiliates and their respective immediate families, heirs, successors and assigns) during the period from January 14, 1994 through November 9, 1995, inclusive, and for creation of a settlement fund of $1.725 million. The portion of this amount to be contributed by the Company, net of anticipated directors and officers insurance proceeds and contribution by another defendant, is not expected to have a material adverse effect on the Company. The parties anticipate submitting papers to the Court in due course seeking approval of the settlement. Final approval of the settlement is expected to dispose of all class claims in the litigation, including those asserted by Nadler. The Company believes that it has substantial defenses to all of the complaints that have been filed against it described above, and that the likelihood of a material liability being incurred by the Company is remote. However, the Company presently cannot predict the outcome of this matter.

         On November 22, 1996, D. Anthony Pullella filed an action in the Superior Court, Chancery Division, Atlantic County, New Jersey (Case No. ATL-C-175-96) against Brigantine Preferred Properties, Inc. ("BPP"), and the Brig, Inc., subsidiaries of the Company. The complaint requests an order requiring the sale to Pullella of the restaurant and bar facility in the Brigantine Inn Resort Club, pursuant to alleged obligations in a lease and management agreement, and also asks for unspecified compensatory and punitive damages. On September 10, 1997, BPP filed an Answer and Counterclaim in this action. In its Counterclaim, BPP requests an order terminating the management agreement for the failure of Pullella to perform all of his obligations under such agreement, the return of Pullella's 1% interest in the Brig, Inc., the company holding the liquor license and overdue rent of approximately $25,500. The parties have settled this case by execution of a new long term lease for the restaurant and bar facility in which BPP is the lessor and an entity owned by Pullella is the lessee, and are in the process of filing a Stipulation of Dismissal of the action with prejudice.

         In the general course of business the Company, at various times, has been named in other lawsuits. The Company believes that it has meritorious defenses to these lawsuits and that resolution of these matters will not have a material adverse effect on the business or financial condition of the Company.

CERTAIN INFORMATION CONCERNING THE PARENT AND THE PURCHASER

         The Parent, a Delaware limited liability company, was formed on March 12, 1998, and the Purchaser, a New York corporation, was formed on March 3, 1998, for the purpose of acquiring the Company and neither entity has conducted any unrelated activities since its formation. At the Effective Time, all of the outstanding common stock of the Purchaser will be owned by the Parent.

         Blackacre Capital Group, L.P. is a real estate investment fund formed in Delaware. At the Effective Time, Blackacre Capital Group, L.P. will be the holder of a majority of the Parent's outstanding membership interests.

         The business address of each of the Parent and the Purchaser is c/o Houlihan Lokey Howard & Zukin Capital, 31 West 52nd Street, 11th Floor, New York, New York 10019-6118.

PRICE RANGE OF SHARES

         The Common Stock is traded in the over-the-counter market and since April 1, 1994, prices have been quoted on the Nasdaq National Market, under the symbol "MEGO". Prior to April 1, 1994, the Common Stock was quoted on the Nasdaq Small Cap Market under the symbol "MEGO" and, prior to May 1, 1994, was traded on the

Boston Stock Exchange under the symbol "MGO". The following table sets forth the high and low sales prices of the Common Stock as reported on the Nasdaq National Market for the periods presented:

                                                                                    HIGH              LOW
                                                                                    ----              ---
           FISCAL YEAR 1996:
           -----------------
           First Quarter.................................................      $   11-1/8        $    4-1/2
           Second Quarter................................................           8-5/8             6
           Third Quarter.................................................           9-3/4             7-3/4
           Fourth Quarter................................................           9-3/8             5-3/8

           FISCAL YEAR 1997:
           -----------------
           First Quarter.................................................          10                 5-5/8
           Second Quarter................................................           9-1/4             7-1/4
           Third Quarter.................................................           8-1/8             5-1/2
           Fourth Quarter................................................           9-1/4             6-3/8

           FISCAL YEAR 1998:
           -----------------
           First Quarter (1).............................................           8-3/16            2-3/4
           Second Quarter................................................           5-1/4             3-1/4
           Third Quarter (through April [16], 1998)......................           5-5/8             4-7/8



(1) On September 2, 1997, the Company distributed all of its 10 million shares of MMC's common stock to the Company's shareholders in the Spin-off. The Company believes the decline in the closing price of the Common Stock on September 3, 1997 to $3 1/8 per share from the closing price on September 2, 1997 of $8 per share is directly attributable to the Spin-off.

         As of April ____, 1998, there were [1,739] holders of record of the [21,009,506] outstanding Shares of common stock. The closing sales price for the common stock on April _____, 1998 was $____. See "MD&A-Discontinued Operations of MMC" and Note 3 of Notes to Consolidated Financial Statements.

         The Company did not pay any cash dividends on its common stock during the fiscal years ended August 31, 1997 and 1996.

                  SELECTED CONSOLIDATED FINANCIAL DATA(1)(2)(3)

         The selected consolidated financial data set forth below have been derived from the consolidated financial statements of the Company and its subsidiaries. The consolidated financial statements as of August 31, 1997 and 1996 and for each of the three years in the period ended August 31, 1997 have been audited by Deloitte & Touche LLP, independent auditors, and are included elsewhere herein. The consolidated financial statements as of August 31, 1995, 1994 and 1993 and for the years ended August 31, 1994 and 1993 have been audited by Deloitte & Touche LLP, independent auditors, and are not included herein. The consolidated financial statements as of and for the six month periods ended February 28, 1998 and 1997 are derived from the unaudited financial statements of the Company, which, in the opinion of management, include all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the information set forth therein. Interim results are not necessarily indicative of results for the entire year.

         Certain reclassifications have been made to conform prior years with the 1997 presentation. As a result of the Company's distribution on September 2, 1997 of all of its 10 million shares of MMC common stock to the Company's shareholders in the Spin-off, all fiscal years presented reflect the financial results of MMC as a discontinued operation as of September 1, 1993. See "Business-General," "MD&A-Discontinued Operations of MMC" and Note 3 of Notes to Consolidated Financial Statements for additional information regarding the Spin-off. The selected financial information set forth below should be read in conjunction with the consolidated financial statements, the related notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere herein (thousands of dollars except per share amounts):


                                                                                                               SIX MONTHS ENDED
                                                            FOR THE YEARS ENDED AUGUST 31,                        FEBRUARY 28,
                                        ----------------------------------------------------------------   ----------------------
                                          1997          1996          1995         1994(4)       1993(4)     1998           1997
                                        --------      --------      --------      --------      --------   --------      --------
INCOME STATEMENT DATA:
REVENUES OF CONTINUING OPERATIONS:
   Timeshare interest sales, net .....  $ 32,253      $ 27,778      $ 20,682      $ 19,521      $ 21,735   $ 17,293      $ 15,129
   Land sales, net ...................    16,626        17,968        20,812        13,534        13,198      6,584         7,774
   Gain on sale of notes receivable ..     2,013         1,116         1,586           875           631         --           890
   Interest income ...................     7,168         6,594         7,238         8,089         9,094      3,317         3,399
   Financial income ..................     2,922         1,253           508            30            13      2,004         1,329
   Other (5) .........................     6,514         5,943         6,687         5,969         5,401      2,817         3,037
                                        --------      --------      --------      --------      --------   --------      --------
     Total revenues of continuing
       operations ....................    67,496        60,652        57,513        48,018        50,072     32,015        31,558
                                        --------      --------      --------      --------      --------   --------      --------

COSTS AND EXPENSES OF CONTINUING
   OPERATIONS
   Cost of sales (6) .................    10,477         8,099         7,749         6,992         8,548      5,561         4,654
   Commissions and selling ...........    34,078        30,351        23,690        18,949        20,079     15,596        16,051
   Depreciation ......................     1,964         1,526         1,131         1,072           980      1,142           933
   Interest expense ..................     8,458         7,314         6,306         4,707         4,441      3,478         4,267
   General and administrative ........    17,175        15,849        12,909        11,274        10,027      8,886         8,274
   Payments to assignors .............        --            --         7,252         8,526         4,632         --            --
                                        --------      --------      --------      --------      --------   --------      --------
     Total costs and expenses of
       continuing operations .........    72,152        63,139        59,037        51,520        48,707     34,663        34,179
                                        --------      --------      --------      --------      --------   --------      --------

INCOME (LOSS) FROM CONTINUING
   OPERATIONS BEFORE INCOME TAXES ....    (4,656)       (2,487)       (1,524)       (3,502)        1,365     (2,648)       (2,621)

INCOME TAXES (BENEFIT) ...............   (12,662)       (1,068)        1,016           761         2,218         --        (2,925)
                                        --------      --------      --------      --------      --------   --------      --------

INCOME (LOSS) FROM CONTINUING ........     8,006        (1,419)       (2,540)       (4,263)         (853)    (2,648)          304
   OPERATIONS


INCOME (LOSS) FROM DISCONTINUED
   OPERATIONS, NET OF INCOME TAXES
   AND MINORITY INTEREST (7) .........    11,334         6,270         3,434        (1,511)         (126)        --         4,643

GAIN ON PRIOR DISCONTINUED
   OPERATIONS, NET OF INCOME TAXES
   OF $450 (8) .......................        --            --           873            --            --         --            --
                                        --------      --------      --------      --------      --------   --------      --------

                                                                                                               SIX MONTHS ENDED
                                                      FOR THE YEARS ENDED AUGUST 31,                             FEBRUARY 28,
                                    -------------------------------------------------------------------   ----------------------
                                        1997           1996         1995         1994(4)       1993(4)        1998          1997
                                    ------------   -----------  ------------  -----------   -----------   ------------  -----------

NET INCOME (LOSS) .................       19,340         4,851         1,767       (5,774)        (979)        (2,648)       4,947

CUMULATIVE PREFERRED STOCK
  DIVIDENDS (9) ...................           --           240           360          360           --            --            --
                                    ------------   -----------  ------------  -----------  -----------   ------------  -----------
NET INCOME (LOSS) APPLICABLE TO
   COMMON STOCK ................... $     19,340   $     4,611  $      1,407  $    (6,134) $      (979)  $     (2,648) $     4,947
                                    ============   ===========  ============  ===========  ===========   ============  ===========

PER SHARE DATA (10):
  PRIMARY:  (Basic for the six
  months ended February 28, 1998
  and 1997)
   Income (loss) from
     continuing operations ........ $       0.41   $     (0.08) $      (0.14) $     (0.24) $     (0.05)  $      (0.13) $      0.02
   Income (loss) from
     discontinued operations ......         0.58          0.33          0.19        (0.08)       (0.01)           --          0.25
   Gain on prior discontinued
     operations ...................           --            --          0.05           --           --            --            --
   Cumulative preferred stock
     dividends ....................           --         (0.01)        (0.02)       (0.02)          --            --            --
                                    ------------   -----------  ------------  -----------  -----------   ------------  -----------
   Net income (loss) applicable
     to common stock .............. $       0.99   $      0.24  $       0.08  $     (0.34) $     (0.06)  $      (0.13) $      0.27
                                    ============   ===========  ============  ===========  ===========   ============  ===========
   Weighted-average number of
     common shares and common
     share equivalents outstanding    19,528,470    19,087,387    18,087,153   17,820,170   17,145,101     21,009,506   18,506,049
                                    ============   ===========  ============  ===========  ===========   ============  ===========




FULLY-DILUTED (11): (Diluted for the six months ended February 28, 1998 and
1997)

   Income (loss) from continuing
     operations                     $       0.41   $     (0.08)  $     (0.14)                           $    (0.13)   $      0.01
   Income from discontinued
     operations                             0.58          0.33          0.18                                    --           0.24
   Gain on prior discontinued
     operations                              --             --          0.05                                    --            --
   Cumulative preferred stock
     dividend                                --          (0.01)        (0.02)                                   --            --
                                    ------------   -----------  ------------                           -----------    -----------
   Net income applicable to common
     stock                          $       0.99   $      0.24   $      0.07                           $     (0.13)   $      0.25
                                    ============   ===========  ============                           ===========    ===========

   Weighted-average number of common
     shares and common share
     equivalents outstanding          19,602,967    19,087,387    18,939,201                           $21,009,506    $19,619,912
                                    ============   ===========  ============                           ===========    ===========
BALANCE SHEET DATA:
   Total assets                     $    178,303   $   145,505    $  107,910  $   87,319   $  91,153   $   138,433
   Net assets of discontinued
     operations                           53,276        30,514        19,234       4,139         N/A           N/A

     Total liabilities excluding
     subordinated debt                   100,745       109,963        76,328      67,796      66,144       112,082
     Subordinated debt (12)                4,321         9,691         9,352          --          --         4,221
   Redeemable preferred stock                 --            --         3,000       3,000       3,000            --

   Total shareholders' equity             73,237        25,851        19,230      16,523      22,009        22,130


-------------------------

(1) On September 2, 1997, the Company distributed all of its 10 million shares of MMC's common stock to the Company's shareholders in a tax-free Spin-off. The operations of MMC have been reclassified as discontinued operations and prior years' Consolidated Financial Statements of the Company included herein reflect the reclassification accordingly. See "Business-General," "MD&A-Discontinued Operations of MMC" and Note 3 of Notes to Consolidated Financial Statements.

(2) At August 31, 1993, effective September 1, 1992, the Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 109 (SFAS 109), requiring an asset/liability approach for financial accounting and reporting of income taxes. See Notes 5 and 17 of Notes to Consolidated Financial Statements.

(3) The income statement data, per share data and balance sheet data herein for the five fiscal years are not necessarily indicative of the results to be expected in the future. Certain reclassifications have been made to conform prior years with the current presentation.

(4) The Company has restated certain of its previously issued financial statements including for the year ended August 31, 1994, upon which its independent auditors had rendered unqualified opinions. The financial data presented herein gives effect to those restatements.

(5) Other revenues include incidental operations, management fees from owners' associations, and amortization of negative goodwill.

(6) Direct cost of sales includes costs of sales of timeshare interests, land and incidental operations.

(7) Income from discontinued operations, net of taxes and minority interest, includes the net income from MMC, after tax, reduced by the related minority interests and certain general and administrative expense related to the discontinued operations. Income from discontinued operations, net of taxes and minority interest, during fiscal 1993 relates to the minority interest in income of an 80% owned subsidiary.

(8) A gain on discontinued operations of $873,000 after deducting $450,000 of tax was recognized in fiscal 1995. See Note 3 of Notes to Consolidated Financial Statements. (9) See Note 16 of Notes to Consolidated Financial Statements. (10) No cash dividends per common share were declared during the fiscal years included herein.

(11) Fully-diluted earnings per share are not presented for the fiscal years ended August 31, 1994 and 1993 because the effect would have been anti-dilutive.

(12) In payment of the exercise price of $4,250,000 of warrants exercised for 1,000,000 shares of the Company's common stock by certain shareholders, the subordinated debt due to such shareholders was reduced by that amount in August 1997. See Note 15 of Notes to Consolidated Financial Statements and "Certain Relationships and Related Transactions."

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS


SPECIAL CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

         THE FOLLOWING MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS SECTION CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO THE COMPANY THAT ARE BASED ON THE BELIEFS OF MANAGEMENT AS WELL AS ASSUMPTIONS MADE BY AND INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. SUCH FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, THE COMPANY'S EXPECTATION AND ESTIMATES AS TO THE COMPANY'S BUSINESS OPERATIONS, INCLUDING THE INTRODUCTION OF NEW TIMESHARE AND LAND SALES PROGRAMS AND FUTURE FINANCIAL PERFORMANCE, INCLUDING GROWTH IN REVENUES AND NET INCOME AND CASH FLOWS. IN ADDITION, INCLUDED HEREIN THE WORDS "ANTICIPATES," "BELIEVES," "ESTIMATES," "EXPECTS," "PLANS," "INTENDS" AND SIMILAR EXPRESSIONS, AS THEY RELATE TO THE COMPANY OR ITS MANAGEMENT, ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS REFLECT THE CURRENT VIEWS OF THE COMPANY'S MANAGEMENT WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS. ALSO, THE COMPANY SPECIFICALLY ADVISES READERS THAT THE FACTORS LISTED UNDER THE CAPTION "LIQUIDITY AND CAPITAL RESOURCES" COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENT. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE DESCRIBED HEREIN AS ANTICIPATED, BELIEVED, ESTIMATED OR EXPECTED. NO EFFECT HAS BEEN GIVEN IN THE FOLLOWING MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS TO THE PROPOSED MERGER.

         THE FOLLOWING DISCUSSION AND ANALYSIS SHOULD BE READ IN CONJUNCTION WITH THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS, INCLUDING THE NOTES THERETO, CONTAINED ELSEWHERE HEREIN AND IN THE FINANCIAL STATEMENTS, INCLUDING THE NOTES THERETO, CONTAINED IN THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED AUGUST 31, 1997.

GENERAL

         The business of the Company following the Spin-off is primarily the marketing, financing and sale of timeshares interests, retail lots and land parcels and servicing the related notes receivable. The Company, through PEC, provides financing to purchasers of its timeshare interests and land. This financing is generally evidenced by notes secured by deeds of trust and mortgages as well as non-recourse installment sale contracts. These notes receivable are generally payable over a period ranging from two to twelve years, bear interest at rates ranging from 0% to 16% and generally require equal monthly payments of principal and interest.

         DISCONTINUED OPERATIONS OF MEGO MORTGAGE CORPORATION (MMC)

         The Company formed MMC in June 1992 as a wholly-owned subsidiary and operated MMC as such until November 1996. MMC is a specialized consumer finance company that originates, purchases, sells, securitizes and services consumer loans consisting primarily of debt consolidation loans and, to a lesser extent, conventional uninsured home improvement loans.

         In November 1996, MMC consummated an initial public offering (the "MMC IPO") and as a result, the Company's ownership of MMC was reduced to approximately 81.3% of the outstanding common stock. On September 2, 1997, the Company distributed all of its 10 million shares of MMC's common stock to the Company's shareholders in the Spin-off. To fund MMC's past operations and growth and in conjunction with filing consolidated tax returns, MMC incurred debt and other obligations due to the Company and its subsidiary, PEC. The amount of debt due to the Company was $1.8 million at February 28, 1998 after the adjustment of a receivable of $5.3 million described in Note 5 of Notes to Condensed Consolidated Financial Statements and $10.1 million at August 31, 1997. It is not anticipated that the Company will provide funds to MMC or guarantee MMC's indebtedness in the future, although it may do so.

         MMC also has agreements with PEC for providing management services and loan servicing. Effective January 1, 1998, the servicing fees paid to PEC by MMC were reduced from 40 basis points to 35 basis points per year by written agreement. In January 1998, the loan servicing agreement between PEC and MMC was amended to permit the assignment by MMC of its servicing rights and obligations with respect to certain loans sold to a financial institution. The institution may terminate the agreement for PEC to service the loans upon 48 hours prior written notice to PEC, and the institution has verbally indicated that it intends to give such notice for the conventional loans in its portfolio. The servicing fees for the six months ended February 28, 1998 and 1997 were $1.4 million and $657,000, respectively.

         The Company's Consolidated Statements of Operations reflect the operating results of MMC as discontinued operations in accordance with Accounting Principles Board ("APB") Opinion No. 30. For additional information see Note 3 of Notes to Consolidated Financial Statements.

         The Consolidated Statements of Operations reflect the continuing and discontinued operations of the Company for the fiscal years ended August 31, 1997, 1996 and 1995. Consolidated Pro Forma Statements of Operations of the continuing operations are presented below for the fiscal years ended August 31, 1997, 1996 and 1995. These unaudited Consolidated Pro Forma Statements of Operations are based on the historical statements of the periods presented and provide an understanding of the results of the Company on a stand-alone basis excluding the operations of MMC and the prior discontinued operations in fiscal 1995. The following Consolidated Pro Forma Statements of Operations give effect to the Spin-off as if it had occurred September 1, 1994 (thousands of dollars):

                                                    FOR THE YEARS ENDED AUGUST 31,
                                                 ------------------------------------
                                                   1997          1996          1995
                                                 --------      --------      --------
PRO FORMA
---------
REVENUES:

Timeshare interest and land sales, net           $ 48,879      $ 45,746      $ 41,494
Gain on sale of receivables                         2,013         1,116         1,586
Interest income                                     7,168         6,594         7,238
Financial income and other                          9,436         7,196         7,195
                                                 --------      --------      --------
   Total revenues                                  67,496        60,652        57,513
                                                 --------      --------      --------

EXPENSES:
Direct costs of timeshare interest and land
sales                                               7,493         5,842         5,141
Operating expenses                                 56,201        49,983        40,338
Interest expense                                    8,458         7,314         6,306
Payments to assignors                                  --            --         7,252
                                                 --------      --------      --------
   Total expenses                                  72,152        63,139        59,037
                                                 --------      --------      --------

Loss before income taxes                           (4,656)       (2,487)       (1,524)

Income taxes (benefit)                            (12,662)       (1,068)       (1,016)
                                                 --------      --------      --------
Income (loss) from continuing operations            8,006        (1,419)       (2,540)
Cumulative preferred stock dividends                   --           240           360
                                                 --------      --------      --------
Net income (loss) applicable to common stock     $  8,006      $ (1,659)     $ (2,900)
                                                 ========      ========      ========


         PEC


         PEC recognizes revenue primarily from sales of timeshare interests and land sales in resort areas, gain on sale of receivables and interest income. Periodically, PEC may sell its consumer receivables, generally retaining the servicing rights. Revenue from sales of timeshare interests and land is recognized after the requisite rescission period has expired and at such time as the purchaser has paid at least 10% of the sales price for sales of timeshare interests and 20% of the sales price for land sales. Land sales typically meet these requirements within eight to ten months of closing, and sales of timeshare interests typically meet these requirements at the time of sale. The sales price, less a provision for cancellation, is recorded as revenue and the allocated cost related to such net revenues of the timeshare interest or land parcel is recorded as expense in the year that revenue is recognized. When revenue related to land sales is recognized, the portion of the sales price attributable to uncompleted required improvements, if any, is deferred.

         Notes receivable with payment delinquencies of 90 days or more have been considered in determining the allowance for cancellations. Cancellations occur when the note receivable is determined to be uncollectible and the related collateral, if any, has been recovered. Cancellation of a note receivable in the quarter the revenue is recognized is deemed to not represent a sale and is accounted for as a reversal of the revenue with an adjustment to cost of sales. Cancellation of a note receivable in the quarter the revenue is recognized is deemed to not represent a sale and is accounted for as a reversal of the revenue with an adjustment to cost of sales. Cancellation of a note receivable subsequent to the quarter the revenue was recognized is charged to the allowance for cancellations.

         Gain on sale of notes receivable includes the present value of the differential between contractual interest rates charged to borrowers on notes receivable sold by PEC and the interest rates to be received by the purchasers of such notes receivable, after considering the effects of estimated prepayments and a normal servicing fee. PEC retains certain participations in cash flows from the sold notes receivable and generally retains the associated servicing rights. PEC generally sells its notes receivable at par.

         The present values of expected net cash flows from the sale of notes receivable are recorded at the time of sale as interest only receivables. Interest only receivables are amortized as a charge to income, as payments are received on the retained interest differential over the estimated life of the underlying notes receivable. Interest only receivables are recorded at the lower of unamortized cost of estimated fair value. The expected cash flows used to determine the interest only receivables asset have been reduced for potential losses under recourse provisions of the sales agreements. Reserve for notes receivable sold with recourse represents PEC's estimate of the fair value of its future credit losses to be incurred over the lives of the notes receivable in connection with the recourse provisions of the sales agreements and is shown separately as a liability in the Company's Condensed Consolidated Statements of Financial Condition.

         In discounting cash flows related to notes receivable sales, PEC defers servicing income at an annual rate of 1% and discounts cash flows on its sales or the rate it believes a purchaser would require as a rate of return. Earned servicing income is included under the caption of financial income. The cash flows were discounted to present value using a discount rate which averaged 15% for the six months ended February 28, 1998 and 1997 and each of fiscal years 1997, 1996 and 1995. PEC has developed its assumptions based on experience with its own portfolio, available market data and ongoing consultation with its investment bankers.

         In determining expected cash flows, management considers economic conditions at the date of sale. In subsequent periods, these estimates may be revised as necessary using the original discount rate, and any losses arising from prepayment and loss experience will be recognized as realized.

         Provision for cancellations relating to notes receivable is recorded as expense in amounts sufficient to maintain the allowance at a level considered adequate to provide for anticipated losses resulting from customers' failure to fulfill their obligations under the terms of their notes receivable. PEC records provision for cancellations at the time revenue is recognized based on historical experience and current economic factors. The related allowance for cancellations represents PEC's estimate of the amount of the future credit losses to be incurred over the lives of the notes receivable. The allowance for cancellations is reduced by actual cancellations experienced, including cancellations related to previously sold notes receivable which were reacquired pursuant to the recourse obligations discussed herein. Such allowance is also reduced to establish the separate liability for reserve for notes receivable sold with recourse. PEC's judgment in determining the adequacy of this allowance is based upon a periodic review of its portfolio of notes receivable. These reviews take into consideration changes in the nature and level of the portfolio, historical cancellation experience, current economic conditions which may affect the purchasers' ability to pay, changes in collateral values, estimated value of inventory that may be reacquired and overall portfolio quality. Changes in the allowance as a result of such reviews are included in the provision for cancellations.

         Recourse to PEC on sales of notes receivable is governed by the agreements between the purchasers and PEC. The reserve for notes receivable sold with recourse represents PEC's estimate of the fair value of future credit losses to be incurred over the lives of the notes receivable. Fees for servicing notes receivable originated or acquired by PEC and sold with servicing rights retained are generally based on a stipulated percentage of the outstanding principal balance of such notes and are recognized when earned.

         Total costs and expenses consist primarily of commissions and selling expenses, general and administrative expenses, direct costs of sales of timeshare interests and land, interest expense and depreciation. Commissions and selling costs directly attributable to unrecognized sales are accounted for as deferred selling costs until such time as the sale is recognized. The Company incurs a portion of operating expenses of the timeshare owners' associations based on ownership of unsold timeshare interests at each of the respective timeshare properties. These costs are referred to as "association assessments" and are included in the Consolidated Statements of Operations under the caption of general and administrative expenses. Management fees received from the associations are included under the caption of other revenues. These fees are not deemed to be the result of a separate revenue generating line of business since the management activities to which they relate are part of the support of the timeshare business and the fees are actually a reduction of the expense the Company incurs to fulfill obligations regarding timeshares.

         The following table sets forth certain data regarding notes receivable additions and servicing through sales of timeshare interests and land.:

                                                                          FOR THE YEARS ENDED AUGUST 31
                                                                         -----------------------------
                                                                             1997              1996
                                                                         ------------     ------------
Principal balance of notes receivable additions                          $ 51,086,183     $ 48,463,383
                                                                         ============     ============
Number of notes receivable additions, net of upgrades and downgrades            5,540            5,040
                                                                         ============     ============
Notes receivable serviced at end of period                               $118,641,311     $120,708,887
                                                                         ============     ============




         PEC has entered into financing arrangements with certain purchasers of timeshare interests and land whereby no stated interest rate is charged if the aggregate down payment is at least 50% of the purchase price and the balance is payable in 24 or fewer monthly payments. Notes receivable of $7.1 million and $7.0 million at February 28, 1998 and August 31, 1997, respectively, were made under this arrangement.

         Land sales as of February 28, 1998 exclude $11.8 million of sales not yet recognized under generally accepted accounting principles ("GAAP") since the requisite payment amounts have not yet been received. If ultimately recognized, revenues from these sales would be reduced by a related provision for cancellations of $1.7 million, deferred selling costs of $3.3 million and cost of sales of $1.1 million.

REAL ESTATE RISK

        Real estate development involves significant risks, including risks that suitable properties will not be available at reasonable prices, that acquisition, development and construction financing may not be available on favorable terms or at all, that infrastructure and construction costs may exceed original estimates, that construction may not be completed on schedule, and that upon completion of construction and improvements, properties may not be sold on favorable terms or at all. In addition, PEC's timeshare activities, as well as its ownership, improvement, subdivision and sale of land, are subject to comprehensive federal, state and local laws regulation environmental and health matters, protection of endangered species, water supplies, zoning, land development, land use, building design and construction and other matters. Such laws and difficulties in obtaining, or the failure to obtain, the requisite licenses, permits, allocations, authorizations and other entitlements pursuant to such laws can adversely impact the development and completion of PEC's projects. The enactment of "slow-growth" or "no-growth" initiatives in any area where PEC sells land or timeshare interests could also delay or preclude entirely the development of such properties.

RESTATEMENT AND SEC INVESTIGATION

         As previously reported, the Company has restated certain of its previously issued financial statements for the year ended August 31, 1994 and certain prior periods, upon which its independent auditors had rendered unqualified opinions. As a result of the restatement of the Company's financial statements and certain trading in its common stock, the Securities and Exchange Commission ("SEC") has commenced a formal investigation to determine, among other things, whether the Company, and/or its officers and directors, violated applicable federal securities laws in connection with whether the Company, and/or its officers and directors, violated applicable federal securities laws in connection with the preparation and filing of the Company's previously issued financial statements or such trading. Possible penalties for violation of federal securities laws include civil remedies, such as fines and injunctions, as well as criminal sanctions.

CERTAIN PAYMENTS AND AMORTIZATION OF NEGATIVE GOODWILL

         In connection with the assignment to the Company in 1988 by affiliates of certain officers and directors of the Company ("Assignors") of the right to acquire PEC, the Company became obligated to make quarterly payments to the Assignors equal to 63% of the cash balances of PEC, during the 7-year period ending January 31, 1995, that could be used to pay a dividend without violating PEC's loan agreements. Accrual of amounts owed under such assignment agreement to the Assignors ended on January 31, 1995, when their right to the accrual expired, at which time PEC owed the Assignors $13.3 million. On March 2, 1995, $10 million of such amount was converted to subordinated debt. See Notes 15 and 20 of Notes to the Consolidated Financial Statements for further discussion. At the time of the acquisition of PEC, the underlying book value of the net assets acquired exceeded the purchase price paid by the Company by $42.3 million, resulting in the creation of negative goodwill ("Revaluation Adjustment"). Of this amount, $20 million was not amortized but was instead reduced as additional payments were accrued to the Assignors. Amounts accrued to the Assignors in excess of $20 million were expensed as such accruals were made. The amortization of the remaining $22.3 million of the Revaluation Adjustment was directly affected by the level of collections of the receivables of PEC included in the acquired assets. As proceeds of these receivables were collected, through installment payments or sale, a portion of the Revaluation Adjustment included as a contra account in notes receivable was recorded to income as amortization of negative goodwill, which amortization was completed at February 28, 1995. The Company also amortized over a five-year period ending February 1998 negative goodwill related to the excess of the underlying book value over the purchase price paid in 1993 for the acquisition of the minority interest of Vacation Spa Resorts, Inc. ("VSR"), formerly an 80%-owned subsidiary. The Consolidated Financial Statements of the Company accordingly reflect amortization of a portion of the Revaluation Adjustment ("Revaluation Amortization"), amortization of the negative goodwill associated with the acquisition of the VSR minority interest and accrual of payments to the Assignors.

RESULTS OF OPERATIONS

         SIX MONTHS ENDED FEBRUARY 28, 1998 COMPARED TO SIX MONTHS ENDED FEBRUARY 28, 1997

         PEC

         Total revenues for PEC increased 1.4%, or $444,000, to $31.9 million during the six months ended February 28, 1998 from $31.5 million during the six months ended February 28, 1997. The increase was primarily due to an increase in timeshare interest sales, net, to $17.3 million during the six months ended February 28, 1998 from $15.1 million during the six months ended February 28, 1997 and an increase in financial income to $2.0 million during the six months ended February 28, 1998 from $1.3 million during the six months ended February 28, 1997, partially offset by a decrease in land sales.

         Timeshare interest and land sales, net, increased to $23.9 million during the six months ended February 28, 1998 from $22.9 million during the six months ended February 28, 1997, an increase of 4.3%. Gross sales of timeshare interests were $19.3 million during the six months ended February 28, 1998 and 1997. Net sales of timeshare interests increased to $17.3 million from $15.1 million, an increase of 14.3%. The provision for cancellations represented 10.3% and 21.5% of gross sales of timeshare interest for the six months ended February 28, 1998 and 1997, respectively. The decrease in the provision for cancellations for timeshare interests and land was primarily due to lower cancellation experience during the first half of fiscal 1998 compared to the first half of fiscal 1997 and to an analysis of the required allowances, including the reserve for notes receivable sold with recourse as of February 28, 1998.

         Gross sales of land decreased to $7.2 million during the six months ended February 28, 1998 from $8.9 million during the six months ended February 28, 1997, a decrease of 19.7%. Net sales of land decreased to $6.6 million during the six months ended February 28, 1998 from $7.8 million during the six months ended February 28, 1997, a decrease of 15.3%. The provision for cancellations decreased to 8.2% of gross sales of land for the six months ended February 28, 1998 from 13.0% for the six months ended February 28, 1997, primarily due to lower cancellation experience during the first half of fiscal 1998 compared to the first half of fiscal 1997 and to an analysis of the required allowances, including the reserve for notes receivable sold with recourse as of February 28, 1998. The decrease in gross land sales was the result of PEC's diminishing inventory of land available for sale and its increasing inventory of timeshare interests from the opening of new timeshare resorts. During the second quarter of fiscal 1998, PEC acquired land in Colorado to add to its inventory. PEC expects to begin selling the lots in the third quarter of fiscal 1998.

         No gain on sale of receivables was recorded for the six months ended February 28, 1998 compared to $890,000 for the six months ended February 28, 1997. There were no receivable sales during the six months ended February 28, 1998 while there were $10.1 million in receivable sales during the six months ended February 28, 1997. PEC periodically sells receivables to reduce the outstanding balances under its line of credit.

         Financial income increased to $2.0 million during the six months ended February 28, 1998 from $1.3 million during the six months ended February 28, 1997, an increase of 50.8%. The increase was a result of the increased number of loans serviced by PEC for an unrelated third party, generating increased servicing fees.

         Other income decreased 12.4% to $1.4 million for the six months ended February 28, 1998 from $1.6 million for the six months ended February 28, 1997 primarily due to a loss on the closing of a timeshare sales office.

         As a result of the foregoing, total PEC revenues increased to $31.9 million during the six months ended February 28, 1998 from $31.5 million during the six months ended February 28, 1997.

         Total costs and expenses for PEC increased to $33.5 million for the six months ended February 28, 1998 from $32.8 million for the six months ended February 28, 1997, an increase of 2.3%. The increase resulted primarily from an increase in direct costs of timeshare interest sales to $3.5 million from $2.5 million, an increase of 37.4%; an increase in direct costs of land sales to $813,000 from $734,000, an increase of 10.8%; and an increase in depreciation expense to $1.1 million from $933,000, an increase of 22.4%, partially offset by a decrease of $289,000 in interest expense and a decrease in direct costs of incidental operations of $111,000. In September 1997, 1,122 new upscale, luxury timeshare interests in PEC's Las Vegas, Nevada resort became available for sale. The increase in direct costs of timeshare sales is generally attributable to the sale of this higher cost timeshare inventory. The increase in direct costs of land is attributable to increased sales of higher cost lots sold during the current fiscal period compared to the same period last fiscal year. The increase in depreciation expense is due to the increase in property and equipment, net of accumulated depreciation, to $24.3 million at February 28, 1998 from $22.5 million at February 28, 1997. The decrease in interest expense is due to a decline in the interest rates on certain notes and contracts payable.

         As a percentage of gross sales of timeshare interests and land, commissions and selling expenses relating thereto increased to 59.0% during the six months ended February 28, 1998 from 56.9% during the six months ended February 28, 1997, and cost of sales increased to 16.1% during the six months ended February 28, 1998 from 11.5% during the last six months ended February 28, 1997. Sales prices of timeshare interests are typically lower than those of land, while selling costs per sale, other than commissions, are approximately the same in amount for timeshare interests and land; accordingly, PEC generally realizes lower profit margins from sales of timeshare interests than from sales of land.

         Interest expense of PEC decreased to $3.2 million during the six months ended February 28, 1998 from $3.5 million during the six months ended February 28, 1997, a decrease of 8.3%. The decrease is a result of the refinancing of certain notes and contracts payable to lower interest rates during the six months ended February 28, 1998 compared to the six months ended February 28, 1997.

         A pre-tax loss of $1.6 million was recorded by PEC during the six months ended February 28, 1998 compared to pre-tax loss of $1.3 million during the six months ended February 28, 1997. The increase in the pre-tax loss is largely due to the decrease in land sales and the absence of gain on sale of receivables during the current period, together with an increase in general and administrative expenses and direct costs of timeshare interest sales.

         No income tax provision or benefit for PEC was recorded for the six months ended February 28, 1998 and 1997. As part of an arrangement between PEC and the Company, regarding payment of taxes, PEC generally does not recognize a tax benefit for periods in which it records a loss.

         As a result of the foregoing, PEC reported a net loss of $1.6 million during the six months ended February 28, 1998 compared to a net loss of $1.3 million during the six months ended February 28, 1997.

         COMPANY (consolidated)

         Loss from continuing operations was $2.6 million during the six months ended February 28, 1998 compared to income of $304,000 during the six months ended February 28, 1997, due primarily to an income tax benefit of $2.9 million recognized during the six months ended February 28, 1997 while no income tax benefit was recognized during the six months ended February 28, 1998.

         Total costs and expenses during the six months ended February 28, 1998 were $34.7 million, an increase of 1.4% over $34.2 million during the six months ended February 28, 1997. Combined commissions and selling expenses and general and administrative expenses increased 0.6% for the six months ended February 28, 1998 compared to the six months ended February 28, 1997 due primarily to PEC's efforts to lower expenses and a decrease in commissions due to decreased land sales. Additionally, Mego Financial (parent only) continues to incur interest on subordinated debt. Total general and administrative expenses for Mego Financial (parent only) were primarily comprised of professional services, external financial reporting expenses and regulatory and other public company corporate expenses.

         The income tax benefit for the six months ended February 28, 1998 was $0 compared to an income tax benefit of $2.9 million for the six months ended February 28, 1997. Based on the current tax position, it was determined that no income tax benefit should be recorded for the six months ended February 28, 1998. The changes in certain income tax liability reserves in fiscal 1997 are a result of facts and circumstances determined in an extensive review and analysis of the Company's federal income tax liability completed during fiscal 1997.

         Net loss applicable to common stock was $2.6 million during the six months ended February 28, 1998 compared to net income applicable to common stock of $4.9 million during the six months ended February 28, 1997, primarily due to the foregoing and due to income from discontinued operations of $4.6 million during the six months ended February 28, 1997 because of the Spin-off of MMC while no income from discontinued operations was recorded during the six months ended February 28, 1998.

         YEAR ENDED AUGUST 31, 1997 COMPARED TO YEAR ENDED AUGUST 31, 1996

         PEC

         Total revenues for PEC increased 11.1% or $6.7 million to $67.4 million during fiscal 1997 from $60.7 million during fiscal 1996 primarily due to an increase in timeshare sales to $32.3 million in fiscal 1997 from $27.9 million in fiscal 1996 and an increase in gain on sale of notes receivable and interest income from $7.7 million to $9.1 million.

         Timeshare interests and land sales, net, increased to $48.9 million in fiscal 1997 from $45.7 million in fiscal 1996, an increase of 6.8%. Gross sales of timeshare interests increased to $39.9 million in fiscal 1997 from $33.2 million in fiscal 1996, an increase of 20.1%. Net sales of timeshare interests increased to $32.3 million from $27.8 million, an increase of 16.1%. The provision for cancellations represented 19.1% and 16.3% of gross sales of timeshare interests for the years ended August 31, 1997 and 1996, respectively. The increase in the provision for cancellations was primarily due to higher cancellation experience during the current fiscal year. During the first quarter of fiscal 1997, the Ramada Vacation Suites at Indian Shores, Florida was completed and 360 timeshare interests in that resort were sold through August 31, 1997. The number of cancellations during fiscal 1997 was 1,496 compared to 1,216 during fiscal 1996. The number of exchanges, generally for timeshares, which are primarily made for upgrades, during fiscal 1997 was 3,749 compared to 3,305 during fiscal 1996.

         Gross sales of land decreased to $19.2 million in fiscal 1997 from $22.3 million in fiscal 1996, a decrease of 13.9%. Net sales of land decreased to $16.6 million in fiscal 1997 from $18 million in fiscal 1996, a decrease of 7.5%. The provision for cancellations decreased to 13.6% for the year ended August 31, 1997 from 19.6% of gross sales of land for the year ended August 31, 1996, primarily due to a decrease in cancellation experience from the prior years. The 1997 decrease in gross land sales was the result of PEC's emphasis shift, as part of its strategic plan, from sales of land, to sales of timeshare interests due both to its diminishing inventory of land available for sale and its increasing inventory of timeshare interests from the opening of new timeshare resorts. The shift from land sales to timeshare sales is due primarily to the reduction of PEC's current land inventory which has not been fully replenished with additional land due generally to the unavailability of suitable land at acceptable prices.

         Gain on sale of receivables increased to $2 million for fiscal 1997 from $1.1 million for fiscal 1996. This increase resulted from sales of timeshare receivables and land receivables increasing to $30.1 million in fiscal 1997 from $16 million in fiscal 1996. PEC periodically sells receivables to reduce the outstanding balances under its lines of credit.

         Interest income increased to $7.1 million in fiscal 1997 from $6.6 million for fiscal 1996, primarily due to the increased average outstanding portfolio of timeshare notes receivable.

         Financial income increased to $2.9 million in fiscal 1997 from $1.3 million in fiscal 1996, an increase of 133.2%. The increase is a result of the increased number of loans serviced by PEC, generating increased servicing fees.

         As a result of the foregoing, total PEC revenues increased to $67.4 million during fiscal 1997 from $60.7 million during fiscal 1996.

         Total costs and expenses increased to $69.2 million for fiscal 1997 from $59.3 million for fiscal 1996, an increase of 16.6%. The increase resulted primarily from an increase in commissions and selling expense to $34.1 million from $30.4 million, an increase of 12.3%; an increase in general and administrative expenses to $15.6 million from $13.7 million, an increase of 13.4%, and an increase in direct costs of timeshare interest sales to $5.9 million from $4 million, an increase of 48.1%. PEC's commissions and selling expenses increased primarily as a result of increased sales and costs relating to the establishment of new marketing programs during fiscal 1997 and strategies designed to increase sales of timeshare interests, market research costs, additional staffing, increased advertising costs and additional sales offices. The increase in general and administrative expenses is primarily due to increases in payroll related to hiring of additional administrative personnel and Association costs related to a higher level of unsold timeshare inventory. In June 1997, sales commenced at PEC's new Orlando, Florida timeshare property and 1,122 new upscale, luxury timeshare interests in Las Vegas are expected to become available for sale in September 1997. The increase in direct costs of timeshare sales is directly attributable to the higher costs to develop new timeshare inventory.

         As a percentage of gross sales of timeshare interests and land, commissions and selling expenses relating thereto increased to 57.7% in fiscal 1997 from 54.7% in fiscal 1996, and cost of sales increased to 12.7% in fiscal 1997 from 10.5% in fiscal 1996. Sales prices of timeshare interests are typically lower than those of land, while selling costs per sale, other than commissions, are approximately the same in amount for timeshare interests and land; accordingly, PEC generally realizes lower profit margins from sales of timeshare interests than from sales of land.

         Depreciation expense increased to $2 million in fiscal 1997 from $1.5 million in fiscal 1996, an increase of 28.7%. The increase is a result of the additions made to property and equipment during fiscal 1997 to support continued growth. Property and equipment, net of accumulated depreciation, increased to $24.2 million at August 31, 1997 from $19.4 million at August 31, 1996, an increase of 24.9%.

         Interest expense increased to $7.1 million in fiscal 1997 from $5.6 million in fiscal 1996, an increase of 25.7%. The increase is a result of an increase in the average outstanding balance of notes and contracts payable during fiscal 1997 compared to fiscal 1996.

         A loss before income taxes of $1.8 million was recorded in fiscal 1997 compared to pre-tax income of $1.3 million in fiscal 1996. The decrease is largely due to the increase in commissions and selling expense and in general and administrative expense, together with a decrease in land sales, the effect of which was partially offset by an increase in timeshare sales.

         No income tax provision or benefit was recorded for fiscal 1997 compared to $455,000 in income tax provision for fiscal 1996, As part of an arrangement between PEC and the Company, regarding payment of taxes (the Tax Sharing Arrangement), PEC will not recognize a tax benefit for periods in which it records a loss. See Note 20 of Notes to Consolidated Financial Statements.

         As a result of the foregoing, PEC reported a net loss of $1.8 million during fiscal 1997 compared to net income of $882,000 during fiscal 1996.

         COMPANY (consolidated)

         Income from continuing operations increased $9.4 million to income of $8 million in fiscal 1997 from a loss of $1.4 million in fiscal 1996, due principally to the recording of a $12.7 million income tax benefit. This increase was partially offset by a decrease of $2.6 million in PEC net income, due to increased expenses related to expansion of selling operations. See prior discussion for PEC.

         Income from discontinued operations, net of taxes and minority interest, increased 80.8% to $11.3 million during fiscal 1997 from $6.3 million during fiscal 1996 due to the growth and profitability of MMC. Income from discontinued operations represents net income from MMC of $14.8 million reduced by minority interest of $2.4 million and $1.1 million in general and administrative expenses related to the discontinued operations. See "Business-General," "MD&A-Discontinued Operations of MMC" and Note 3 of Notes to Consolidated Financial Statements.

         Total costs and expenses during fiscal 1997 were $72.2 million, an increase of 14.3% over $63.1 million in fiscal 1996. Commissions and selling expenses and general and administrative expenses increased 10.9% for fiscal 1997 compared to fiscal 1996 due primarily to the expansion of timeshare marketing efforts by PEC. Additionally, Mego Financial (parent only) continues to incur interest on subordinated debt. Total general and administrative expenses for Mego Financial (parent only) were primarily comprised of professional services, external financial reporting expenses, and regulatory and other public company corporate expenses.

         The income tax benefit for fiscal 1997 was $12.7 million compared to an income tax benefit of $1.1 million for fiscal 1996. The increase in the benefit was primarily due to the application of net operating loss ("NOL") carryforwards and changes in certain income tax liability reserves. The changes in certain income tax liability reserves are a result of facts and circumstances determined in an extensive review and analysis of the Company's federal income tax liability completed in fiscal 1997. See Notes 5 and 17 of Notes to Consolidated Financial Statements.

         Net income applicable to common stock increased to $19.3 million during fiscal 1997 from $4.6 million during fiscal 1996, primarily due to the foregoing.

         YEAR ENDED AUGUST 31, 1996 COMPARED TO YEAR ENDED AUGUST 31, 1995

         PEC

         Total revenues for PEC increased 6.7% or $3.8 million during fiscal 1996 compared to fiscal 1995 primarily due to an increase in net timeshare sales to $27.8 million in fiscal 1996 from $20.7 million in fiscal 1995.

         Timeshare interests and land sales, net, increased to $45.7 million in fiscal 1996 from $41.5 million in fiscal 1995, an increase of 10.2%. Gross sales of timeshare interests increased to $33.2 million in fiscal 1996 from $26.3 million in fiscal 1995, an increase of 26.3%. Net sales of timeshare interests increased to $27.8 million from $20.7 million, an increase of 34.3%. The provision for cancellations represented 16.3% and 21.3% of gross sales of timeshare interests for the years ended August 31, 1996 and 1995, respectively. The decrease in the provision for cancellations was primarily due to an improvement in historical performance of cancellations, resulting in a lower allowance requirement.

         Gross sales of land decreased to $22.3 million in fiscal 1996 from $24.7 million in fiscal 1995, a decrease of 9.6%. Net sales of land decreased to $18 million in fiscal 1996 from $20.8 million in fiscal 1995, a decrease of 13.7%. The provision for cancellations represented 19.6% and 15.8% of gross sales of land for the years ended August 31, 1996 and 1995, respectively. The 1996 decrease in gross land sales was the result of PEC shifting its emphasis as pan of its strategic plan from sales of land to sales of timeshare interests due both to its diminishing inventory of land available for sale and its increasing inventory of timeshare interests from the opening of new timeshare resorts. The shift from land sales to timeshare sales was caused primarily by the reduction of PEC's current land inventory which has not been fully replenished with additional land due to the general unavailability of suitable land at acceptable prices.

         Gain on sale of receivables decreased to $1.1 million for fiscal 1996 from $1.6 million for fiscal 1995. This decrease resulted from sales of timeshare receivables and land receivables decreasing to $16 million in fiscal 1996 from $32.5 million in fiscal 1995. PEC periodically sells receivables to reduce the outstanding balances under its lines of credit.

         Interest income decreased to $6.6 million in fiscal 1996 from $6.8 million for fiscal 1995, primarily due to a relatively flat interest rate environment combined with a decrease in the average balance of notes receivable outstanding.

         Financial income increased to $1.3 million in fiscal 1996 from $580,000 in fiscal 1995, an increase of 146.7%. The increase is a result of the increased number of loans serviced by PEC, generating increased servicing fees.

         Revenues from incidental operations decreased to $3 million in fiscal 1996 from $3.8 million in fiscal 1995, a decrease of 21.7%, primarily due to a decrease in utility fees partially offset by an increase in golf fee revenue.

         As a result of the foregoing, total PEC revenues increased to $60.7 million during fiscal 1996 from $56.9 million during fiscal 1995.

         Total costs and expenses increased to $59.3 million for fiscal 1996 from $48.5 million for fiscal 1995, an increase of 22.2%. The increase resulted primarily from an increase in commissions and selling expenses to $30.4 million from $23.7 million, an increase of 28.1%; an increase in general and administrative expenses to $13.7 million from $11.2 million, an increase of 21.7%, and an increase in direct costs of timeshare interest sales to $4 million from $3 million, an increase of 34.3%. PEC's commissions and selling expenses increased primarily as a result of costs relating to the establishment of new marketing programs and strategies designed to increase sales of timeshare interests, market research costs, additional staffing, increased advertising costs, costs associated with the re-naming of PEC's timeshare resorts to Ramada Vacation Suites and additional sales offices. The increase in general and administrative expenses is primarily due to increases in payroll related to hiring of additional administrative personnel, maintenance fees related to unsold timeshare inventory, owners' association costs and professional fees. The increase in direct costs of timeshare interest sales is primarily due to the increased volume of sales. As a percentage of gross sales of timeshare interests and land, commissions and selling expenses relating thereto increased to 54.7% in fiscal 1996 from 46.5% in fiscal 1995, and cost of sales increased to 10.5% in fiscal 1996 from 10.1% in fiscal 1995. Sales prices of timeshare interests are typically lower than those of land while selling costs are generally the same for timeshare interests and land; accordingly, PEC generally realizes lower profit margins from sales of timeshare interests than sales of land.

         Depreciation expense increased to $1.5 million in fiscal 1996 from $1.1 million in fiscal 1995, an increase of 34.9%. The increase is a result of the additions made to property and equipment during fiscal 1996. Property and equipment, net of accumulated depreciation increased to $19.4 million at August 31, 1996 from $12.3 million at August 31, 1995, an increase of 58.3%.

         Interest expense increased to $5.6 million in fiscal 1996 from $4.7 million in fiscal 1995, an increase of 20.1%. The increase is a result of an increase in average outstanding balances of notes and contracts payable, including two additional lines of credit.

         Income before income taxes decreased to $1.3 million in fiscal 1996 from $8.3 million in fiscal 1995, a decrease of 83.9%. The decrease is primarily due to the increase in commissions and selling expenses and general and administrative expenses.

         As a result of the foregoing, PEC's net income decreased to $882,000 in fiscal 1996 compared to $6.3 million in fiscal 1995.

         COMPANY (consolidated)

         Loss from continuing operations decreased $1.1 million to $1.4 million in fiscal 1996 from $2.5 million in fiscal 1995, due principally to no payments to assignors during 1996 compared to $7.3 million during 1995. This was partially offset by a decrease of $5.4 million in PEC net income, due to increased expenses related to the expansion of selling and marketing operations. See prior discussion for PEC.

         Income from discontinued operations, net of taxes, increased 82.6% to $6.3 million during fiscal 1996 from $3.4 million during fiscal 1995 as a result of MMC's continued growth and profitability. Income from discontinued operations of $6.3 million during fiscal 1996 includes net income from MMC of $6.9 million reduced by $650,000 in general and administrative expense related to the discontinued operations. See "Business-General," "MD&A-Discontinued Operations of MMC" and Note 3 of Notes to Consolidated Financial Statements.

         Total costs and expenses during fiscal 1996 were $63.1 million, an increase of 6.9% over $59 million in fiscal 1995. Commissions and selling expense and general and administrative expense increased 26.2% for fiscal 1996 compared to fiscal 1995 due primarily to the expansion of timeshare and land marketing efforts in PEC. Additionally, Mego Financial (parent only) incurred interest expense related to the Assignors in fiscal 1995 and subordinated debt in 1996 and 1995. Total general and administrative expenses for Mego Financial (parent only) were primarily comprised of professional services, external financial reporting expenses, and regulatory and other public company corporate expenses.

         The income tax benefit for fiscal 1996 was $1.1 million compared to an income tax provision of $1 million for fiscal 1995. The change from an income tax provision to a tax benefit was primarily due to increased losses from the continuing operations of PEC and Mego Financial (parent only). Net income applicable to common stock increased to $4.6 million during fiscal 1996 from $1.4 million during fiscal 1995 primarily due to the foregoing. See Note 19 of Notes to Consolidated Financial Statements.

LIQUIDITY AND CAPITAL RESOURCES

         Cash and cash equivalents for the Company were $3.0 million at February 28, 1998 compared to $10.4 million at August 31, 1997. The decrease was primarily due to PEC's acquisition and improvement of timeshare properties, no sale of notes receivable occurring during the first two quarters of fiscal 1998, the payment of commissions and selling expenses in connection with timeshare and land sales and Mego Financial's payment of interest on subordinated debt. PEC requires continued access to sources of debt financing and sales in the secondary market for receivables.

         PEC

         PEC's cash requirements arise from the acquisition of timeshare properties and land, payments of operating expenses, payments of taxes and dividends to Mego Financial, payments of principal and interest on debt obligations and payments of commissions and selling expenses in connection with sales of timeshare interests and land. Commissions and selling expenses payable by PEC in connection with sales of timeshare interests and land typically exceed the down payments received at the time of sale, as a result of which PEC generates a cash shortfall. This cash shortfall and PEC's other cash requirements are funded primarily through sales of receivables, PEC's lines of credit in the aggregate amount of $137.5 million and cash flows from operations. At February 28, 1998, no commitments existed for material capital expenditures.

         At February 28, 1998, PEC had arrangements with five institutional lenders under six agreements for the financing of receivables in connection with sales of timeshare interests and land and the acquisition of timeshare properties and land, which provide for six lines of credit of up to an aggregate of $137.5 million. Such lines of credit are secured by timeshare and land receivables and mortgages. At February 28, 1998, an aggregate of $73.3 million was outstanding under such lines of credit, and $64.2 million was available for borrowing. Under the terms of these lines of credit, PEC may borrow 70% to 85% of the balances of the pledged timeshare and land receivables. PEC is required to comply with certain covenants under these agreements, which, among other things, require PEC to meet certain minimum tangible net worth requirements. The most stringent of such requirements provides that PEC maintain a minimum tangible net worth of $25.0 million. At February 28, 1998, PEC's net worth was $23.7 million. Necessary waivers of compliance with certain covenants related to these and other agreements have been received. Summarized lines of credit information and accompanying notes relating to these six lines of credit outstanding at February 28, 1998, consist of the following (thousands of dollars):


         BORROWING              MAXIMUM
         AMOUNT AT             BORROWING         REVOLVING
     FEBRUARY 28, 1998          AMOUNT       EXPIRATION DATE(F)      MATURITY DATE          INTEREST RATE
     -----------------         ---------     ------------------      -------------          -------------
        $46,165                $75,000       (a) May 15, 2000         Various              Prime + 2.0-2.25%
          6,085                 15,000       (b) May 30, 1998         Various              Prime + 2.0%
          8,070                 15,000       (c) March 29, 1998       Various              LIBOR + 4.0-4.25%
          5,539                 15,000       (c) February 6, 1998     August 6, 1999       LIBOR + 4.25%
          4,430                 10,000       (d) August 1, 2000       August 1, 2003       Prime + 2.25%
          2,979                  7,500       (e) April 30, 1998       May 31, 2002         Prime + 2.0%


----------

(a) Restrictions include PEC's requirement to maintain a minimum tangible net worth of $20 million with such amount increasing each fiscal quarter after August 31, 1997 by an amount equal to 50% of PEC's consolidated net income for each quarter up to a maximum requirement of $25 million. At February 28, 1998, $30.3 million of loans secured by receivables were outstanding related to financings at prime +2%, of which $20.1 million of loans secured by land receivables mature May 15, 2010 and $10.1 million of loans secured by timeshare receivables mature May 15, 2007. The outstanding borrowing amount includes $1.5 million in acquisition and development ("A&D") financing maturing May 20, 1998 and $5.5 million maturing July 1, 2003 for the financing of corporate office buildings; both of which are amortizing loans and bear interest at prime +2.25%. The remaining A&D and receivables loans, land acquisition loans and a resort lobby loan outstanding of $8.9 million are at prime +2% and mature between February 28, 1998 and February 20, 2001. (b) Restrictions include PEC's requirement to maintain a minimum tangible net worth of $25 million during the life of the loan. These credit lines include available financing for A&D and receivables. At February 28, 1998, $1.6 million was outstanding under the A&D loan which matures in September 1999, and $4.5 million maturing June 1, 2002, was outstanding under the receivables loan.

(c) Restrictions include PEC's requirement to maintain a minimum tangible net worth of $17 million during the life of the loan. These credit lines include available financings for A&D and receivables. At February 28, 1998, $6.6 million was outstanding under the A&D loans, bearing interest at the 90-day London Interbank Offering (LIBOR) +4.25% and maturing between March 1999 and August 1999. At February 28, 1998, $1.5 million was outstanding under the receivables loan, bearing interest at the 90-day LIBOR +4% and maturing in June 2005.

(d) Restrictions include PEC's requirement to maintain a minimum tangible net worth of $25 million. This credit line is for the purpose of financing receivables and costs of remodeling.

(e) Restrictions include PEC's requirement to maintain a minimum tangible net worth of $15 million. This credit line is for the purpose of financing receivables. (f) Revolving expiration dates represent the expiration of the revolving features of the lines of credit, at which time the credit lines become loans with fixed maturities.

         A schedule of the cash shortfall arising from recognized and unrecognized sales for the periods indicated is set forth below (thousands of dollars):

                                                                                      SIX MONTHS ENDED
                                            FOR THE YEARS ENDED AUGUST 31                FEBRUARY 28,
                                        ------------------------------------      ----------------------
                                          1997          1996          1995          1998          1997
                                        --------      --------      --------      --------      --------
Commissions and selling
   expenses attributable
   to recognized and
   unrecognized sales .............     $ 34,388      $ 29,863      $ 23,969        15,726        16,412

Less:  Down payments ..............      (13,966)      (13,231)      (12,796)       (6,263)       (6,742)
                                        --------      --------      --------      --------      --------
Cash Shortfall ....................     $ 20,422      $ 16,632      $ 11,173      $  9,463      $  9,670
                                        ========      ========      ========      ========      ========



         During the six months ended February 28, 1998, PEC did not sell any notes receivable. During the six months ended February 28, 1997, PEC sold notes receivable of $10.1 million from which $8.3 million of the sales proceeds were used to pay down debt during the six months ended February 28, 1997. The receivables sold during the six months ended February 28, 1997 had a weighted-average interest rate of 12.9% and were sold to yield a return of 9.0% with any excess interest received from the obligors being payable to PEC.

         During the fiscal years ended August 31, 1997 and 1996, PEC sold notes receivable of $30.1 million and $16 million from which $25.3 million and $9.7 million of the sales proceeds were used to pay down debt daring the fiscal years ended August 31, 1997 and 1996, respectively. The receivables, which have interest rates depending on the transaction ranging from 12.3% - 14.3% and 11.8%
- 13.9% in fiscal 1997 and fiscal 1996, respectively, were sold to yield returns of 9% -9.8% and 8.3% - 10.6% in fiscal 1997 and fiscal 1996, respectively, to the purchasers, with any excess interest received from the obligors being payable to PEC.

         At February 28, 1998, PEC was contingently liable to replace or repurchase notes receivable sold with recourse totaling $76.1 million. PEC sells notes receivable subject to recourse provisions as contained in each agreement. PEC is obligated under these agreements to replace or repurchase accounts that become over 90 days delinquent or are otherwise subject to replacement or repurchase. The repurchase provisions provide for substitution of receivables as recourse for $75.1 million of sold notes receivable and cash payments for repurchase relating to $994,000 of sold notes receivable. At February 28, 1998 and August 31, 1997, the undiscounted amounts of the recourse obligations on such notes receivable were $7.1 million and $9.7 million, respectively. PEC periodically reviews the adequacy of this liability. These reviews take into consideration changes in the nature and level of the portfolio, current and future economic conditions which may affect the obligors' ability to pay, changes in collateral values, estimated value of inventory that may be reacquired and overall portfolio quality.

         Recourse to PEC on sales of notes receivable is governed by the agreements between the purchasers and PEC. The reserve for notes receivable sold with recourse represents PEC's estimate of its probable future credit losses to be incurred over the lives of the notes receivable. Proceeds from the sale of notes receivable sold with recourse were $30.1 million and $16 million for the years ended August 31, 1997 and 1996, respectively. A liability for reserve for notes receivable sold with recourse is established at the time of each sale based upon PEC's analysis of all probable losses resulting from PEC's recourse obligations under each agreement of sale. For notes receivable sold between September 30, 1992 and December 31, 1996, the liability was determined in accordance with EITF Issue No. 92-2, on a "discounted to present value" basis using an interest rate equivalent to the risk-free market rate for securities with a duration similar to that estimated for the underlying notes receivable. Effective January 1, 1997, the estimated liability is recorded at its fair value as a result of the adoption of SFAS 125.

         During fiscal years 1997 and 1996, PEC provided cash of $6.8 million and used cash of $15.9 million in operating activities, respectively. This increase was primarily due to increased notes receivable sales and payments on notes receivable. During fiscal years 1997 and 1996, PEC used cash of $1.5 million and $13.2 million in investing activities, respectively, which decreased as a result of a decline in purchases for property and equipment and decreased advances to the parent in fiscal 1997. During fiscal years 1997 and 1996, PEC used cash of $5.6 million and provided cash of $26.4 million from financing activities, respectively, as a result of decreased borrowings and increased paydowns applied to such borrowings.

         COMPANY (consolidated)

         At January 31, 1995, when accrual of payments to assignors ceased, $13.3 million was payable to the Assignors. On March 2, 1995, the Assignors agreed to defer payment of $10 million ("Subordinated Debt") of the amounts due to them pursuant to an amendment to the Assignment and Assumption Agreement providing for the subordination of such amounts to payment of debt for money borrowed by the Company or obligations of the Company's subsidiaries guaranteed by the Company. Warrants ("Warrants") to purchase one million shares of Common Stock, at an exercise price of $4.25 per share (the closing market price per share on March 2, 1995), were granted to the Assignors in consideration of the payment deferral and subordination. These Warrants were exercised in August 1997 in a non-cash transaction, whereby the Subordinated Debt was reduced by $4.25 million. Interest on the Subordinated Debt was to be paid semiannually at the rate of 10% per year starting September 1, 1995, and the Subordinated Debt was to be repaid in seven equal semiannual payments commencing March 1, 1997. On June 14, 1995, the Company paid an aggregate of $909,000 to the Assignors, including interest in the amount of $59,000. In January 1997, the outstanding balance of payable to Assignors of $2.6 million (including interest of $45,000) was paid in full. Effective March 1, 1997, the Assignors received the first of what was originally seven equal semiannual payments of $1,429,000 plus interest related to the repayment of the Subordinated Debt. However, in connection with the reduction of the Subordinated Debt in August 1997, payments aggregating $4.25 million were deemed paid and the semiannual payments will resume in March 1999, with a partial payment in September 1998. The Subordinated Debt is collateralized by a pledge of PEC's outstanding stock. Interest of $45,000 was paid during fiscal 1997 related to amounts payable to the Assignors and interest on Subordinated Debt of $1.2 million was paid during fiscal 1997. See "Certain Relationships and Related Transactions" and Note 15 of Notes to Consolidated Financial Statements.

         During fiscal years 1997 and 1996, the Company provided cash of $32.5 million and used cash of $9.3 million in operating activities, respectively. The increase was due primarily to increased notes receivable sales and payments on notes receivables. During fiscal 1997 and 1996, the Company used cash of $19.8 million and $11.3 million, in discontinued operations, respectively. The increase was the result of continued growth of MMC. During fiscal years 1997 and 1996, the Company used cash of $7 million and $9.1 million in investing activities, respectively, which decreased as a result of a decline in purchases of property and equipment. During fiscal years 1997 and 1996, the Company provided cash of $1.9 million and $25.9 million in financing activities, respectively, as a result of decreased borrowings and increased paydowns applied to such borrowings.

         Capital expenditures during fiscal years 1997 and 1996 were $8.9 million and $20.9 million, respectively, for the acquisition of timeshare and land inventory and $6.8 million and $8.7 million, respectively, for the purchase of property and equipment. The Company made additional capital expenditures in 1997 for renovation of future timeshare inventory, refurbishment of present timeshare inventory and the acquisition of replacement equipment. No commitments existed at February 28, 1998 for material capital expenditures. The Company is currently in the process of conforming all of its computerized systems to be year 2000 ("Y2000") compliant. Many of these systems are already Y2000 compliant and the Company expects such systems to be in full compliance before the end of 1999. The Company believes that its capital requirements will be met from cash balances, internally generated cash, existing lines of credit, sales of receivables, and the modification, replacement or addition to its lines of credit and new financings.

         The components of the Company's debt, including lines of credit consist of the following (thousands of dollars):

                                                                              AUGUST 31
                                                          FEBRUARY 28,  --------------------
                                                              1998       1997        1996
                                                          -----------   -------     -------
Notes collateralized by receivables ...................     $39,552     $31,489     $38,178

Mortgages collateralized by real estate properties ....      37,198      32,311      31,078

Installment contracts and other notes payable .........       1,849       1,769         996
                                                            -------     -------     -------
         Total ........................................     $78,599     $65,569     $70,252
                                                            =======     =======     =======

FINANCIAL CONDITION

         FEBRUARY 28, 1998 COMPARED TO AUGUST 31, 1997

         Cash and cash equivalents decreased 71.3% to $3.0 million at February 28, 1998 from $10.4 million at August 31, 1997, primarily as a result of PEC's acquisition and improvement of timeshare properties, no sale of notes receivable during the first half of fiscal 1998, the payment of commissions and selling expenses in connection with timeshare and land sales and Mego Financial's payment of interest on subordinated debt.

         Notes receivable, net, increased 24.4% to $42.6 million at February 28, 1998 from $34.3 million at August 31, 1997 primarily as a result of new receivables added exceeding reductions while no receivable sales occurred during the six months ended February 28, 1998.

         Changes in the aggregate of the allowance for cancellations, excluding discounts, and the reserve for notes receivable sold with recourse for the six months ended February 28, 1998 consists of the following (thousands of dollars):

Balance at beginning of period ..................................................................     $ 19,527
   Provision for cancellations ..................................................................        2,579
   Amounts charged to allowance for cancellations and reserve for notes receivable sold with
     recourse ...................................................................................       (3,036)
                                                                                                      --------
Balance at end of period ........................................................................     $ 19,070
                                                                                                      ========


         The allowance for cancellation and the reserve for notes receivable sold with recourse consisted of the following at these dates (thousands of dollars):

                                                        FEBRUARY 28,  AUGUST 31,
                                                            1998        1997
                                                        ------------  ---------
Allowance for cancellations, excluding discounts ....     $12,662     $10,824

Reserve for notes receivable sold with recourse .....       6,408       8,703
                                                          -------     -------
         Total ......................................     $19,070     $19,527
                                                          =======     =======


         SFAS No. 125 ("SFAS 125") requires the reclassification of excess servicing rights as interest only receivables which are carried at fair market value. Interest only receivables decreased 5.7% to $3.1 million at February 28, 1998 from $3.3 million at August 31, 1997 due to normal amortization.

         Timeshare interests held for sale and land and improvements inventory increased 4.1% to $38.8 million at February 28, 1998 from $37.3 million at August 31, 1997 primarily as a result of the completion of construction of additional timeshare interests during the six months ended February 28, 1998.

         Other investments increased $6.5 million to $8.7 million at February 28, 1998 from $2.1 million at August 31, 1997 due to the recent acquisition of land in Colorado held for future sale.

         Other receivables increased to $1.8 million at February 28, 1998 from $0 to August 31, 1997, due to a receivable for management services and loan servicing for MMC during the six months ended February 28, 1998 and the remaining balance of the MMC receivable which was included in net assets of discounted operations at August 31, 1997.

         Net assets of discontinued operations decreased to $0 at February 28, 1998 from $53.3 million at August 31, 1997 due to the completion of the Spin-off on September 2, 1997. The $53.3 million at August 31, 1997 represented the net assets of MMC of $53.1 million and the Company' receivable of $10.1 million from MMC less the minority interest of $9.9 million. Of the $10.1 million, $9.7 million was due from MMC to the Company and $446,000 was due from MMC to PEC. After the Spin-off, MMC was obligated to pay the debt due to the Company, $3.9 million of which was paid in October 1997 under the terms of an agreement and $5.3 million which was eliminated through an adjustment in April 1998.

         Notes and contracts payable increased 19.9% to $78.6 million at February 28, 1998 from $65.6 million at August 31, 1997, due to increased borrowings and no receivable sales occurred during the six months ended February 28, 1998, the proceeds of which are usually used to pay down debt.

         Reserve for notes receivable sold with recourse decreased 26.4% to $6.4 million at February 28, 1998 from $8.7 million at August 31, 1997 primarily due to no receivable sales occurring during the six months ended February 28, 1998 and the reduced balance of the sold notes receivable. Recourse of PEC on sales of notes receivable is governed by the agreements between the purchasers and PEC.

         Income taxes payable were $6.2 million at February 28, 1998 and August 31, 1997. The change in certain income tax liability reserves are a result of facts and circumstances determined in an extensive review and analysis of the Company's federal income tax liability completed during fiscal 1997.

         Stockholders' equity decreased 69.8% to $22.1 million at February 28, 1998 from $73.2 million at August 31, 1997 primarily as a result of the distribution by Mego Financial of all of its remaining shares of MMC common stock to shareholders of Mego Financial pursuant to the Spin-off which resulted in a distribution of $43.2 million in equity and the reduction by $5.3 million of a receivable MMC owed the Company. See Note 5 of Notes to Condensed Consolidated Financial Statements.

         AUGUST 31, 1997 COMPARED TO AUGUST 31, 1996

         Cash and cash equivalents increased 278.4% to $10.4 million at August 31, 1997 from $2.7 million at August 31, 1996, primarily as a result of the receipt of proceeds in connection with the exercise of common stock options and warrants in August 1997.

         Notes receivable, net, decreased 15.6% to $34.3 million at August 31, 1997 from $40.6 million at August 31, 1996 primarily as a result of increased receivable sales of $30.1 million during fiscal 1997 compared to $16 million during fiscal 1996. Receivable sales of $19.7 million and $10.4 million were recorded to two different financial institutions during fiscal 1997.

         The Company provides allowance for cancellations in amounts which, in the Company's judgment, will be adequate to absorb losses on notes receivable that may become uncollectible. The Company's judgment in determining the adequacy of this allowance is based on its continual review of its portfolio which utilizes historical experience and current economic factors. These reviews take into consideration changes in the nature and level of the portfolio, historical rates, collateral values, and current and future economic conditions which may affect the obligors' ability to pay, collateral values and overall portfolio quality. Changes in the aggregate of the allowance for cancellations, excluding discounts, and the reserve for notes receivable sold with recourse for the fiscal years ended August 31, 1997 and 1996, consisted of the following (thousands of dollars):

                                                                  FOR THE YEARS ENDED AUGUST 31,
                                                               ------------------------------------
                                                                  1997         1996          1995
                                                               --------      --------      --------
Balance at beginning of year .............................     $ 19,924      $ 18,821      $ 16,875
   Provision for cancellations ...........................       10,219         9,778         9,495
   Amounts charged to allowance for cancellations and
     reserve for notes receivable sold with recourse .....      (10,616)       (8,675)       (7,549)
                                                               --------      --------      --------
Balance at end of year ...................................     $ 19,527      $ 19,924      $ 18,821
                                                               ========      ========      ========



         The allowance for cancellations and the reserve for notes receivable sold with recourse consisted of the following at these dates (thousands of dollars):

                                                                FOR THE YEARS ENDED AUGUST 31,
                                                               ---------------------------------
                                                                  1997        1996         1995
                                                               --------     --------     --------
Allowance for cancellations ..............................     $110,824       11,512       11,677
Reserve for notes receivable sold with recourse ..........       10,219        9,778        9,495
                                                               --------     --------     --------
     Total ...............................................     $ 19,527     $ 19,924     $ 18,821
                                                               ========     ========     ========


         Timeshare and land sales, net, increased to $48.9 million at August 31, 1997 from $45.7 million at August 31, 1996 which increased net notes receivable. Timeshare and land sales, net, are set forth in the following table (thousands of dollars):

                                                                     FOR THE YEARS ENDED AUGUST 31,
                                                               -------------------------------------------
                                                                1997         1996     $ CHANGE    % CHANGE
                                                               -------     -------    --------    --------
Timeshare sales, net .....................................     $32,253     $27,778     $ 4,475        16.1%
Land sales, net ..........................................      16,626      17,968      (1,342)       (7.5)
                                                               -------     -------     -------      ------
Total timeshare and land sales, net ......................     $48,879     $45,746     $ 3,133         6.8
                                                               =======     =======     =======      ======


         The implementation of SFAS No. 125 requires the reclassification of excess servicing rights as interest only receivables which are carried at fair market value. Interest only receivables increased 53.5% to $3.3 million at August 31, 1997 from $2.1 million at August 31, 1996. See Note 5 of Notes to Consolidated Financial Statements.

         Timeshare interests held for sale and land and improvements inventory increased 4% to $37.3 million at August 31, 1997 from $35.9 million at August 31, 1996 primarily as a result of the opening of the Indian Shores and Orlando timeshare resorts during fiscal 1997.

         Property and equipment, net, increased 24.9% to $24.2 million at August 31, 1997 from $19.4 million at August 31, 1996 due to increased capital expenditures related to expansion of CNUC and the expansion of various other Company facilities.

         Net assets of discontinued operations increased 74.6% to $53.3 million at August 31, 1997 from $30.5 million at August 31, 1996 primarily due to the growth and earnings of MMC. The $53.3 million represents the net assets of MMC at August 31, 1997 of $53.1 million and the Company's receivable of $10.1 million from MMC less the minority interest of $9.9 million at August 31, 1997. Of the $10.1 million, $9.7 million is due from MMC to the Company and $446,000 is due from MMC to PEC. After the Spin-off, MMC is obligated to pay the debt due to the Company, $3.9 million of which was paid in October 1997, under the terms of an agreement. See "Certain Relationships and Related Transactions."

         Notes and contracts payable decreased 6.7% to $65.6 million at August 31, 1997 from $70.3 million at August 31, 1996 due to increased paydowns of debt with proceeds from receivable sales during fiscal 1997.

         Accounts payable and accrued liabilities increased to $17.2 million at August 31, 1997 from $15.6 million at August 31, 1996, primarily as a result of increases in accrued payroll, interest and other unpaid operational costs.

         Reserve for notes receivable sold with recourse increased 3.5% to $8.7 million at August 31, 1997 from $8.4 million at August 31, 1996 due to increased receivable sales. Recourse to the Company on sales of notes receivable is governed by the agreements between the purchasers and the Company.

         Income taxes payable decreased 38.1% to $6.2 million at August 31, 1997 from $10.1 million at August 31, 1996 primarily due to application of NOL carryforwards and changes in certain income tax liability reserves. The changes in certain income tax liability reserves are a result of facts and circumstances determined in an extensive review and analysis of the Company's federal income tax liability completed in fiscal 1997. See Note 19 of Notes to Consolidated Financial Statements.

         Shareholders' equity increased 183.3% to $73.2 million at August 31, 1997 from $25.9 million at August 31, 1996 as a result of net income applicable to common stock of $19.3 million during fiscal 1997, the gain on sale of MMC stock of $13.1 million in November 1996, warrants valued at $3 million, issued in connection with a loan purchase commitment and the proceeds from the exercise of common stock warrants and options of $11.9 million.

         AUGUST 31, 1996 COMPARED TO AUGUST 31, 1995

         Cash and cash equivalents decreased 38.4% to $2.7 million at August 31, 1996 from $6.6 million at August 31, 1995 primarily as a result of the timing of receivable originations, sales and borrowings.

         Restricted cash decreased 44.5% to $2.2 million at August 31, 1996 from $3.9 million at August 31, 1995 due to a reduced portfolio of loans sold, some of which are subject to restricted cash deposits.

         Notes receivable, net, increased 26.3% to $40.6 million at August 31, 1996 from $32.2 million at August 31, 1995 primarily as a result of increased sale of timeshare interests and land sales.

         Timeshare and land sales, net increased to $45.7 million at August 31, 1996 from $41.5 million at August 31, 1995 which increased net notes receivable. Timeshare and land sales, net are set forth in the following table (thousands of dollars):

                                                    FOR THE YEARS ENDED AUGUST 31,
                                             --------------------------------------------
                                              1996        1995      $ CHANGE      % CHANGE
                                             -------     -------    --------      --------
Timeshare sales, net ...................     $27,778     $20,682     $ 7,096        34.3%
Land sales, net ........................      17,968      20,812      (2,844)      (13.7)
                                             -------     -------     -------      ------
Total timeshare and land sales, net ....     $45,746     $41,494     $ 4,252        10.2%
                                             =======     =======     =======      ======


         Timeshare interests held for sale and land and Accounts payable and accrued liabilities increased 32.6% to $15.6 million at August 31, 1996 from $11.8 million at August 31, 1995, primarily as a result of increases in accrued payroll, interest and other unpaid operational costs.

         Reserve for notes receivable sold with recourse increased 17.7% to $8.4 million at August 31, 1996 from $7.1 million at August 31, 1995. Recourse to the Company on sales of notes receivable is governed by the agreements improvements inventory increased 72.4% to $35.9 million at August 31, 1996 from $20.8 million at August 31, 1995 primarily as a result of additional inventory in Nevada previously under construction and made available for sale in fiscal 1996.

         Net assets of discontinued operations increased 58.7% to $30.5 million at August 31, 1996 from $19.2 million at August 31, 1995 primarily due to the growth and earnings of MMC. The $30.5 million represents the net assets of MMC at August 31, 1996 of $17.7 million and the Company's receivable from MMC at August 31, 1997 in the amount of $12.8 million. Of the $12.8 million, $12 million was due from MMC to the Company and $819,000 was due from MMC to PEC.

         Property and equipment, net, increased 58.3% to $19.4 million at August 31, 1996 from $12.3 million at August 31, 1995 due to increased purchases of office equipment related to facility expansion.

         Notes and contracts payable increased 62.4% to $70.3 million at August 31, 1996 from $43.3 million at August 31, 1995 due to additional borrowings to acquire additional inventory and other assets between the purchasers and the Company.

         Income taxes payable increased 28.4% to $10.1 million at August 31, 1996 from $7.8 million at August 31, 1995 due to increased income.

         Shareholders' equity increased 34.4% to $25.9 million at August 31, 1996 from $19.2 million at August 31, 1995 primarily as a result of net income applicable to common stock of $4.6 million during fiscal 1996.

EFFECTS OF CHANGING PRICES AND INFLATION

         The Company's operations are sensitive to increases in interest rates and to inflation. Increased borrowing costs resulting from increases in interest rates may not be immediately recoverable from prospective purchasers.

         Inflationary increases are difficult to pass on to customers since increases in sales prices often result in lower sales closing rates and higher cancellations. The Company's notes receivable consist primarily of fixed-rate long term installment contracts that do not increase or decrease as a result of changes in interest rates charged to the Company. In addition, delinquency and cancellation rates may be affected by changes in the national economy.

SEASONALITY

         Sales of timeshare interests and land are somewhat seasonal. For the fiscal years ended August 31, 1997, 1996 and 1995, quarterly sales as a percentage of annual sales, for each of the fiscal quarters averaged: quarters ended November 30-24.8%, quarters ended February 28-22.9%, quarters ended May 31-29.1%, and quarters ended August 31-23.2%. The majority of the Company's customers are tourists. The Company's major marketing area, Las Vegas, Nevada, reaches peaks of tourist activity at periods different from the Company's other major marketing areas, such as Reno, Nevada, and Denver, Park and Huerfano Counties, Colorado, which am more active in summer than in winter. The Company's other major marketing areas, Honolulu, Hawaii, and Orlando, Florida, are not subject to seasonality. The Company is not dependent upon a limited number of customers whose loss would have a material adverse effect on the Company.

RECENT ACCOUNTING PRONOUNCEMENTS

         The Financial Accounting Standards Board (the "FASB") issued Statement No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"). SFAS 121 requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS 121 was effective for fiscal years beginning after December 15, 1995. The adoption of SFAS 121 did not have a material adverse effect on the Company's results of operations or financial condition.

         The FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation," ("SFAS 123"), which established financial accounting and reporting standards for stock-based employee compensation plans and for transactions in which an entity issues its equity instruments to acquire goods or services from nonemployees. Those transactions must be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. SFAS 123 is effective for fiscal years beginning December 15, 1995. The Company elected to continue to apply the provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," as permitted by SFAS 123, and, accordingly, provides pro forma disclosure in Note 18 of Notes to Consolidated Financial Statements.

         Statement No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," ("SFAS 125") was issued by the FASB in June 1996. SFAS 125 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. This statement also provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. It requires that liabilities and derivatives incurred or obtained by transferors as part of a transfer of financial assets be initially measured at fair value. SFAS 125 also requires that servicing assets be measured by allocating the carrying amount between the assets sold and retained interests based on their relative fair values at the date of transfer. Additionally, this statement requires that the servicing assets and liabilities be subsequently measured by (a) amortization in proportion to and over the period of estimated net servicing income or loss and (b) assessment for asset impairment or increased obligation based on their fair values. SFAS 125 requires that the Company's excess servicing rights be measured at fair market value and be reclassified as interest only receivables and accounted for in accordance with SFAS No. 115 "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115"). As required by SFAS 125, the Company adopted the new requirements effective January 1, 1997. Implementation of SFAS 125 did not have any material impact on the financial statements of the Company, as the book value of the Company's interest only receivables approximated fair value.

         SFAS No. 128, "Earnings per Share," ("SFAS 128") was issued by the FASB in March 1997, effective for financial statements issued after December 15, 1997. SFAS 128 provides simplified standards for the computation and presentation of earnings per share (EPS), making EPS comparable to international standards. SFAS 128 requires dual presentation of "Basic" and "Diluted" EPS, by entities with complex capital structures, replacing "Primary" and "Fully-diluted" EPS under APB Opinion No. 15. See Note 5 of Notes to Consolidated Financial Statements for further discussion and SFAS 128 pro forma calculations.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March __, 1998, information with respect to the beneficial ownership of the Company's common stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, (iii) each of the Company's chief executive officer and the five other most highly compensated officers whose annual salary and bonus during the fiscal year ended August 31, 1997 exceeded $100,000 (the "Named Executive Officers") and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shams of common stock beneficially owned by them.

                                                                                                PERCENTAGE OF
                    NAME AND ADDRESS OF                          AMOUNT AND NATURE OF         OUTSTANDING COMMON
           BENEFICIAL OWNER OR IDENTITY OF GROUP               BENEFICIAL OWNERSHIP (1)          STOCK OWNED
           -------------------------------------               ------------------------       ------------------
Robert Nederlander(2).....................................             2,036,852                     9.7%
Eugene I. Schuster and Growth Realty Inc. (GRI)(3)........             1,933,634                     9.2
Jerome J. Cohen(4)........................................             1,101,964                     5.2
Herbert B. Hirsch(5)......................................             1,684,864                     8.0
Don A. Mayerson(6)........................................               828,555                     3.9
John E. McConnaughy, Jr.(7)...............................               593,077                     2.9
Wilbur L. Ross, Jr.(8)....................................               152,500                      *
Stuart Harelik(9).........................................                25,700                      *
FBR Ashton, Limited Partnership and affiliates (10).......             1,318,140                     6.3
All Officers and Directors as a Group (8 persons) (11)....             8,357,146                    39.8


----------
*     Less than 1%.

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from November 13, 1997 upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the applicable date have been exercised.

(2) Seventh Avenue, 21st Floor, New York, New York 10019. Includes 250,000 shares held by an affiliate of Mr. Nederlander. Does not include 100,000 shares of common stock owned by the Robert E. Nederlander Foundation, an entity organized and operated exclusively for charitable purposes (the "Foundation"), of which Mr. Nederlander is President. Mr. Nederlander disclaims beneficial ownership of the shares owned by the Foundation. See "Certain Relationships and Related Transactions."

(3) Fisher Building, Detroit, Michigan 48202. Consists of 1,683,634 shares held of record by GRI, a wholly-owned subsidiary of Venture Funding, Ltd. of which Mr. Schuster is a principal shareholder, Director and Chief Executive Officer, and 250,000 shares held of record by Growth Realty Holdings L.L.C., a limited liability corporation owned by Mr. Schuster, GRI and Mr. Schuster's three children. See "Certain Relationships and Related Transactions."

(4) N.E. 125th Street, Suite 206, North Miami, Florida 33161. Excludes 93,503 shares owned by Mr. Cohen's spouse and 500,000 shares owned by a trust for the benefit of his children over which Mr. Cohen does not have any investment or voting power, as to which he disclaims beneficial ownership. Also excludes 30,000 shares of common stock owned by the Rita and Jerome J. Cohen Foundation, Inc., an entity organized and operated exclusively for charitable purposes (the "Cohen Foundation"), of which Mr. Cohen is President. Mr. Cohen disclaims beneficial ownership of the shares owned by the Cohen Foundation.

(5)  East Flamingo Road, Las Vegas, Nevada 89109.

(6)  N.E. 125th Street, Suite 206, North Miami, Florida 33161.

(7) High Ridge Road, Stamford, Connecticut 06905. Excludes 3,000 shares owned by a member of Mr. McConnaughy's family, as to which Mr. McConnaughy does not have any investment or voting power, and as to which he disclaims beneficial ownership.

(8) Avenue of the Americas, 51st Floor, New York, New York 10020. Excludes 15,000 shares owned by a member of Mr. Ross' family and 250,000 shares owned by Rothschild, Inc., of which Mr. Ross is a Managing Director, over which Mr. Ross does not have any investment or voting power, and as to which he disclaims beneficial ownership.

(9)  Paradise Road, Las Vegas, Nevada 89109.

(10) 19th Street North, Arlington, VA 22209. Based upon a Schedule 13D dated September 11, 1997 filed jointly with the SEC. Includes 1,204,940 shares of common stock as to which FBR Ashton, Limited Partnership ("Ashton") has sole voting and dispositive power, 53,200 shares as to which FBR Opportunity Fund, Ltd. Class A (Opportunity Fund) has sole voting and dispositive power, and 60,000 shares as to which Emanuel J. Friedman has sole voting and dispositive power. Friedman, Billings, Ramsey Investment Management, Inc. ("Investment Management") serves as general partner and discretionary investment manager to Ashton; FBR Offshore Management ("Offshore Management") serves as discretionary manager to Opportunity Fund. Mr. Friedman serves as portfolio manager for Ashton and Opportunity Fund. Ashton, Opportunity Fund and Mr. Friedman each disclaims beneficial ownership of shares owned by the others. Investment Management, Offshore Management and Mr. Friedman each disclaims beneficial ownership of shares owned by the others.

(11) See Notes (2)-(9).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         PURCHASE OF PREFERRED EQUITIES CORPORATION. Pursuant to a Stock Purchase and Redemption Agreement dated October 6, 1987 and amended October 25, 1987, Comay Corp., an affiliate of Messrs. Cohen and Mayerson ("Comay"), GRI, an affiliate of Mr. Schuster, RRE Corp., an affiliate of Mr. Nederlander (together with its assignee, RER Corp., another affiliate of Mr. Nederlander, RER), and H&H Financial Inc., an affiliate of Mr. Hirsch ("H&H"), obtained the rights ("PEC Purchase Rights") to acquire PEC, a privately-held Nevada corporation engaged in retail land sales, resort time-sharing and other real estate related activities. (Comay, GRI, RER and H&H are collectively referred to as the "Assignors").

         CERTAIN ARRANGEMENTS BETWEEN THE COMPANY AND AFFILIATES OF CERTAIN OFFICERS AND DIRECTORS. Pursuant to the Assignment and Assumption Agreement, dated February 1, 1988 as subsequently amended, the Assignors assigned ("Assignment") their PEC Purchase Rights to the Company. As part of the consideration for the Assignment to the Company, the Assignors were entitled to receive from the Company, on a quarterly basis until January 31, 1995, amounts equal in the aggregate to 63% of the "Unrestricted Cash Balances" of PEC. The Assignment and Assumption Agreement defines Unrestricted Cash Balances of PEC as the cash on hand and on deposit of PEC and its subsidiary as of the end of a fiscal quarter that could be used to make a dividend or other payment to the Company without violating the most restrictive loan agreement to which PEC is a party or by which PEC is bound.

         On January 31, 1995, at which point the accrual of payments ceased, the Company owed the Assignors an aggregate of $13.3 million pursuant to the Assignment and Assumption Agreement. Pursuant to an amendment (the Amendment) to the Assignment and Assumption Agreement, dated March 2, 1995, the Assignors agreed to defer payment of the $10 million of Subordinated Debt and to subordinate the payment of such amount to them to the Company's repayment of certain borrowings and the repayment of certain obligations of subsidiaries of the Company, the repayment of which obligations were guaranteed by the Company. In consideration of the payment deferral and subordination described above, Warrants for one million shares of common stock at an exercise price of $4.25 per share (the closing market price per share on March 2, 1995) were granted to the Assignors. The Warrants were exercised in August 1997 in a non-cash transaction whereby the Subordinated Debt was reduced by $4.25 million. The Amendment calls for interest to be paid semiannually on the Subordinated Debt at the rate of 1% per annum starting September 1, 1995, and seven equal semiannual payments of $1.4 million plus interest, which commenced March 1, 1997. However, in connection with the reduction of the Subordinated Debt, payments accumulating $4.25 million have been deemed paid and the semiannual payments will resume in March 1999, with a partial payment in September 1998, pursuant to the Third Amendment to the Assignment and Assumption Agreement. The Subordinated Debt is collateralized by a pledge of PEC's outstanding stock. In addition to the Subordinated Debt, at May 31, 1995, $3.3 million was payable to the Assignors, which amount bore interest at the rate of 10% per year, payable semiannually pursuant to the provisions of the Assignment and Assumption Agreement ("Unsubordinated Amount"). During fiscal 1997, the Company paid an aggregate of $1.2 million to the Assignors, all of which represented interest. The Unsubordinated Amount was paid in full in January 1997.

     In April 1995, PEC entered into an arrangement with HFS, of which Mr. Nederlander became a director in July 1995. See "Certain Information Concerning the Company--Preferred Equities Corporation-Timeshare Properties and Sales."

         TRANSACTIONS WITH MMC. The Company formed MMC in June 1992 as a wholly-owned subsidiary and operated MMC as such until November 1996. MMC is a specialized consumer finance company that originates, purchases, sells, securitizes and services consumer loans consisting primarily of conventional uninsured home improvement and debt consolidation loans which am generally secured by liens on residential property.

         In November 1996, MMC consummated the MMC IPO and as a result, the Company's ownership of MMC was reduced to approximately 81.3% of the outstanding common stock. On September 2,1997, Mego Financial distributed all of its 10 million shares of MMC's common stock to Mego Financial's shareholders in the Spin-off. To fund MMC's past operations and growth and in conjunction with filing consolidated income tax returns, MMC incurred debt to the Company and its subsidiary, PEC. The amount of intercompany debt was $10.1 million at

August 31, 1997 and $12.8 million at August 31, 1996 of which $3.4 million was paid in October 1997 together with $500,000 advanced by the Company to MMC in September 1997. Prior to the MMC IPO, the Company had guaranteed MMC's obligations under MMC's credit agreements and an office lease. The guarantees of MMC's credit agreements were released upon consummation of the MMC IPO. MMC did not pay any compensation to the Company for such guarantees.

         On August 29, 1997, MMC and the Company entered into an agreement (the "Payment Agreement") with respect to MMC's repayment after the Spin-off of (i) a portion of the debt owed by MMC to the Company as of May 31, 1997 aggregating approximately $3.4 million (the "May Amounts") and (ii) debt owed by MMC to the Company as of August 31, 1997 in addition to the May Amounts (the "Excess Amounts"). The May Amounts consist of a portion of the debt owed by MMC to the Company as of May 31, 1997 in respect of funds advanced by the Company to MMC through such date, the portion of the Warrant Value (as hereinafter defined) amortized through such date and amounts owed under the tax allocation and indemnification agreement between the Company and MMC described below (the "Tax Agreement") as of such date. The Excess Amounts consist of funds advanced by the Company to MMC during the period commencing June 1, 1997 and ended August 31, 1997 (the "Excess Period"), the portion of the Warrant Value amortized during the Excess Period and amounts accrued under the tax allocation and indemnification agreement during the Excess Period. Warrants valued at $3 million ("Warrant Value") were issued by the Company to a financial institution in connection with MMC's agreement with that financial institution to purchase up to $2 billion of loans from MMC. Pursuant to the Payment Agreement, MMC agreed to repay the May Amounts upon the earlier to occur of (i) the first consummation after the date of the agreement of a public or private debt or equity transaction by MMC of at least $25 million in amount or (ii) August 31, 1998. MMC repaid the May Amounts plus $500,000 advanced by Mego Financial in September 1997 with a portion of the net proceeds of a private placement of MMC's subordinated notes in October 1997. MMC has further agreed to repay the Excess Amounts upon the earlier to occur of (i) the second consummation after the date of the agreement of a public or private debt or equity transaction by MMC of at least $25 million in amount or (ii) August 31, 1998. The amount of the amortization of the Warrant Value for each of the months of September, October, November and December 1997 will be payable January 31, 1998. Commencing in January 1998, the unpaid balance of the Warrant Value will continue to be amortized on a monthly basis and the amount of such amortization will be due and payable within 30 days from the end of each fiscal quarter.

         Under the Payment Agreement, the Company may, but is not obligated to, make advances to PEC on behalf of MMC. Advances, if any, by the Company on behalf of MMC to PEC will be due and payable within 30 days after the close of the month in which such advance was made. Under the Payment Agreement, any amount owed by MMC to the Company that is not paid when due will bear interest from such due date until paid at the rate of 10% per annum. It is not anticipated that the Company will provide funds to MMC or guarantee MMC's indebtedness in the future, although it may do so. MMC also has agreements with PEC for the provision of management services and loan servicing.

         AS of April 9, 1998, MMC and the Company entered into a new agreement (the "April 1998 Agreement"), which superseded the Payment Agreement. Under the April 1998 Agreement the Excess Amount was reduced by approximately $5.3 million to $869,238 (the "New Indebtedness") in accordance with the terms of the Tax Agreement. The April 1998 Agreement provides that the New Indebtedness will be repaid in part by MMC's assignment to the Company of certain mortgage loans with aggregate principal balances (as of the date of the April 1998 Agreement) of $404,712 owned by MMC and deemed to have a value equal to $215,000. The remaining balance of the New Indebtedness is to be paid by a promissory note from MMC to the Company bearing interest at 10% per annum payable in equal installments of principal plus accrued interest on April 1, 1999, 2000, 2001 and 2002.

         TAX SHARING AND INDEMNITY AGREEMENT. For taxable periods up to the date of the Spin-off, the results of operations of MMC are includable in the income tax returns filed by the Company's affiliated group for federal income tax purposes. Following the Spin-off, MMC will remain liable for any amounts payable to the Company pursuant to the tax sharing agreements in effect prior to the date of the Spin-off. From and after the date of the Spin-off, MMC no longer will file consolidated returns with the Company's affiliated group but will file separate consolidated returns with its subsidiaries. PEC is under the same tax sharing arrangement as MMC was prior to the MMC IPO.

         MANAGEMENT SERVICES PROVIDED BY PEC TO MMC. MMC and PEC were parties to a management services arrangement (the "Management Arrangement") pursuant to which certain executive, accounting, legal, management information, data processing, human resources, advertising and promotional personnel of PEC provided services to MMC on an as needed basis. For the years ended August 31, 1997, 1996 and 1995, approximately $967,000, $671,000 and $690,000, respectively, of the salaries and expenses of certain employees of PEC were attributable to and paid by MMC in connection with services rendered by such employees to MMC. In addition, during the years ended August 31, 1997, 1996 and 1995, MMC paid PEC for developing certain computer programming, incurring costs of $0, $56,000 and $36,000, respectively.

         MMC has entered into a formal management services agreement with PEC, effective as of September 1, 1996, pursuant to which PEC has agreed to provide the following services to MMC for an aggregate annual fee of approximately $967,000 payable monthly: strategic planning, management and tax, accounting and finance, legal, management information systems, insurance management, human resources, and purchasing. Either party has the right to terminate all or any of these services upon 90 days' notice with a corresponding reduction in fees. Such agreement currently remains in effect. Effective January 1, 1998, the annual fee payable by the Company under this agreement was reduced to $528,000.

         SERVICING AGREEMENT BETWEEN PEC AND MMC. Prior to September 1, 1996, MMC had an arrangement with PEC pursuant to which it paid annual servicing fees at an annual rate of 50 basis points on the principal balance of loans serviced. For the years ended August 31, 1997, 1996 and 1995, MMC paid servicing fees to PEC of approximately $1.9 million, $709,000 and $232,000, respectively. MMC has entered into a servicing agreement with PEC (the "Servicing Agreement"), providing for the payment of servicing fees at an annual rate of 50 basis points on the principal balance of loans serviced per year. For the year ended August 31, 1997, the Company paid servicing fees to PEC of $1.9 million under this servicing agreement. Such agreement currently remains in effect. For the years ended August 31, 1995, 1996 and 1997, the Company incurred interest expense in the amount of $85,000, $29,000 and $16,000, respectively, related to fees payable to PEC for these services. The interest rates were based on PEC's average cost of funds and equaled 11.8% in 1995, 10.68% in 1996 and 10.48% in 1997. This servicing agreement is also terminable upon 90 days notice by either party. Effective September 1, 1997, the servicing fees were reduced to 40 basis points per year by written agreement. Effective January 1, 1998, the servicing fees were further reduced to 35 basis points per year by written agreement. Effective February 10, 1998, the Company assigned its servicing rights and obligations under the agreement to a financial institution with respect to additional Conventional Loans funded after February 28, 1998. The institution may terminate the agreement given 48 hours prior written notice to PEC, and has indicated that it intends to give such notice.

                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Exchange Act and in accordance therewith, files periodic reports, proxy statements and other information with the commission relating to its business, financial conditions and other matters. The Company is required to disclose in such proxy statements certain information, as of particular dates, concerning the Company directors and officers, their remuneration, stock options granted to them, the principal holders of the Company securities and any material interests of such persons in transactions with the Company. Such reports, proxy statements and other information may be inspected at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the Commission located at Seven World Trade Center, 500 West Madison Street, suite 1400, Chicago, Illinois 60601. Copies of such material also may be obtained at prescribed rates from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports and other information regarding registrants that file electronically with the Commission.

                              SHAREHOLDER PROPOSALS

         If the Merger is not consummated, any shareholder who wishes to present a proposal for inclusion in the Proxy Statement for action at future Annual Meetings of Shareholders must comply with the rules and regulations of the Commission then in effect. The date by which such proposals must be received by the Company for inclusion in its Proxy Statement for the 1998 Annual Meeting is May 19, 1998.

                      MEGO FINANCIAL CORP. AND SUBSIDIARIES

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                              PAGE NO.
                                                              --------
Independent Auditors' Report................................    F-2
Financial Statements:
Consolidated Statements of Financial Condition at August 31,
  1997 and 1996.............................................    F-3
Consolidated Statements of Operations -- Years Ended August
  31, 1997, 1996 and 1995...................................    F-4
Consolidated Statements of Stockholders' Equity -- Years
  Ended August 31, 1997, 1996
  and 1995..................................................    F-6
Consolidated Statements of Cash Flows -- Years Ended August
  31, 1997, 1996 and 1995...................................    F-7
Notes to Consolidated Financial Statements..................    F-9
Condensed Consolidated Statements of Financial Condition
  as of February 28, 1998 Condition and August 31, 1997
  (unaudited)...............................................    F-36
Condensed Consolidated Statements of Operations for the six
  months ended February 28, 1998 and 1997 (unaudited).......    F-37
Condensed Consolidated Statements of Stockholders, Equity
  for the six months ended February 28, 1998 (unaudited)....    F-38
Condensed Consolidated Statements of Cash Flows for the
  six months ended February 28, 1998 and 1997 (unaudited)...    F-39
Notes to Condensed Consolidated Financial Statements
  (unaudited)...............................................    F-40



INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Mego Financial Corp. and Subsidiaries
Las Vegas, Nevada

     We have audited the accompanying consolidated statements of financial condition of Mego Financial Corp. and its subsidiaries (the "Company") as of August 31, 1997 and 1996, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended August 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Mego Financial Corp. and its subsidiaries at August 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended August 31, 1997 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

San Diego, California
November 6, 1997

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                (thousands of dollars, except per share amounts)

                                                                   AUGUST 31,
                                                              --------------------
                                                                1997        1996
                                                              --------    --------
ASSETS
Cash and cash equivalents...................................  $ 10,376    $  2,742
Restricted cash.............................................     2,049       2,183
Notes receivable, net of allowance for cancellations and
  discounts of $11,341 and $11,964 at August 31, 1997 and
  1996, respectively........................................    34,274      40,610
Interest only receivables, at fair value....................     3,296       2,147
Timeshare interests held for sale...........................    35,088      33,691
Land and improvements inventory.............................     2,206       2,185
Other investments...........................................     2,149       1,972
Property and equipment, net of accumulated depreciation of
  $15,292 and $13,271 at August 31, 1997 and 1996,
  respectively..............................................    24,220      19,397
Deferred selling costs......................................     3,153       2,901
Prepaid debt expenses.......................................     1,286         787
Other assets................................................     6,930       6,376
Net assets of discontinued operations.......................    53,276      30,514
                                                              --------    --------
          TOTAL ASSETS......................................  $178,303    $145,505
                                                              ========    ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:

  Notes and contracts payable...............................  $ 65,569    $ 70,252
  Accounts payable and accrued liabilities..................    17,202      15,596
  Payable to assignors......................................        --       2,579
  Reserve for notes receivable sold with recourse...........     8,703       8,412
  Deposits..................................................     2,983       2,971
  Negative goodwill.........................................        53          82
  Income taxes payable......................................     6,235      10,071
                                                              --------    --------
          Total liabilities before subordinated debt........   100,745     109,963
                                                              --------    --------
Subordinated debt...........................................     4,321       9,691
                                                              --------    --------
Redeemable preferred stock, Series A, 12% cumulative
  preferred stock, $.01 par value, $10 redemption value, 0
  shares issued and outstanding at August 31, 1997 and
  1996......................................................        --          --
                                                              --------    --------
Stockholders' equity:
  Preferred stock, $.01 par value (authorized -- 5,000,000
     shares)................................................        --          --
  Common stock, $.01 par value (authorized -- 50,000,000
     shares; issued and outstanding -- 21,009,506 and
     18,433,121 at August 31, 1997 and 1996,
     respectively)..........................................       210         184
  Additional paid-in capital................................    34,524       6,504
  Retained earnings.........................................    38,503      19,163
                                                              --------    --------
          Total stockholders' equity........................    73,237      25,851
                                                              --------    --------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $178,303    $145,505
                                                              ========    ========

                See notes to consolidated financial statements.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                (thousands of dollars, except per share amounts)

                                                                  FOR THE YEARS ENDED AUGUST 31,
                                                              --------------------------------------
                                                                 1997          1996          1995
                                                              ----------    ----------    ----------
REVENUES OF CONTINUING OPERATIONS
  Timeshare interest sales, net.............................  $   32,253    $   27,778    $   20,682
  Land sales, net...........................................      16,626        17,968        20,812
  Gain on sale of notes receivable..........................       2,013         1,116         1,586
  Interest income...........................................       7,168         6,594         7,238
  Financial income..........................................       2,922         1,253           508
  Incidental operations.....................................       3,050         2,995         3,825
  Other.....................................................       3,464         2,948         2,862
                                                              ----------    ----------    ----------
         Total revenues of continuing operations............      67,496        60,652        57,513
                                                              ----------    ----------    ----------
COSTS AND EXPENSES OF CONTINUING OPERATIONS
  Direct cost of:
    Timeshare interest sales................................       5,922         3,998         2,977
    Land sales..............................................       1,571         1,844         2,164
    Incidental operations...................................       2,984         2,257         2,608
  Commissions and selling...................................      34,078        30,351        23,690
  Depreciation..............................................       1,964         1,526         1,131
  Interest expense..........................................       8,458         7,314         6,306
  General and administrative................................      17,175        15,849        12,909
  Payments to assignors.....................................          --            --         7,252
                                                              ----------    ----------    ----------
         Total costs and expenses of continuing
           operations.......................................      72,152        63,139        59,037
                                                              ----------    ----------    ----------
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES.........      (4,656)       (2,487)       (1,524)
INCOME TAXES (BENEFIT)......................................     (12,662)       (1,068)        1,016
                                                              ----------    ----------    ----------
INCOME (LOSS) FROM CONTINUING OPERATIONS....................       8,006        (1,419)       (2,540)
INCOME FROM DISCONTINUED OPERATIONS NET OF INCOME TAXES OF
  $9,062, $4,235 AND $2,277 FOR 1997, 1996 AND 1995,
  RESPECTIVELY, AND MINORITY INTEREST OF $2,358 FOR 1997....      11,334         6,270         3,434
GAIN ON PRIOR DISCONTINUED OPERATIONS, NET OF INCOME TAXES
  OF $450...................................................          --            --           873
                                                              ----------    ----------    ----------
NET INCOME..................................................      19,340         4,851         1,767
CUMULATIVE PREFERRED STOCK DIVIDENDS........................          --           240           360
                                                              ----------    ----------    ----------
NET INCOME APPLICABLE TO COMMON STOCK.......................  $   19,340    $    4,611    $    1,407
                                                              ==========    ==========    ==========
EARNINGS (LOSS) PER COMMON SHARE
  Primary:
    Income (loss) from continuing operations................  $     0.41    $    (0.08)   $    (0.14)
    Income from discontinued operations.....................        0.58          0.33          0.19
    Gain on prior discontinued operations...................          --            --          0.05
    Cumulative preferred stock dividends....................          --         (0.01)        (0.02)
                                                              ----------    ----------    ----------
    Net income applicable to common stock...................  $     0.99    $     0.24    $     0.08
                                                              ==========    ==========    ==========
Weighted-average number of common shares and common share
  equivalents outstanding...................................  19,528,470    19,087,387    18,087,153
                                                              ==========    ==========    ==========
  Fully-diluted:
    Income (loss) from continuing operations................  $     0.41    $    (0.08)   $    (0.14)
    Income from discontinued operations.....................        0.58          0.33          0.18
    Gain on prior discontinued operations...................          --            --          0.05
    Cumulative preferred stock dividends....................          --         (0.01)        (0.02)
                                                              ----------    ----------    ----------
    Net income applicable to common stock...................  $     0.99    $     0.24    $     0.07
                                                              ==========    ==========    ==========
Weighted-average number of common shares and common share
  equivalents outstanding...................................  19,602,967    19,087,387    18,939,201
                                                              ==========    ==========    ==========

                See notes to consolidated financial statements.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                (thousands of dollars, except per share amounts)

                                                    COMMON STOCK
                                                   $.01 PAR VALUE      ADDITIONAL
                                                 -------------------    PAID-IN     RETAINED
                                                   SHARES     AMOUNT    CAPITAL     EARNINGS    TOTAL
                                                 ----------   ------   ----------   --------   -------
Balance at September 1, 1994...................  18,086,750    $180     $ 3,198     $13,145    $16,523
Issuance of 1,000,000 common stock warrants in
  connection with subordinated debt valued at
  $1.30 per share..............................          --      --       1,300          --      1,300
Issuance of common stock in connection with
  exercise of stock options....................         806      --          --          --         --
Dividends on preferred stock...................          --      --          --        (360)      (360)
Net income.....................................          --      --          --       1,767      1,767
                                                 ----------    ----     -------     -------    -------
Balance at August 31, 1995.....................  18,087,556     180       4,498      14,552     19,230
Issuance of common stock in connection with
  exercise of stock options....................       2,218       1           9          --         10
Issuance of common stock in connection with
  redemption of preferred stock................     343,347       3       1,997          --      2,000
Dividends on preferred stock...................          --      --          --        (240)      (240)
Net income.....................................          --      --          --       4,851      4,851
                                                 ----------    ----     -------     -------    -------
Balance at August 31, 1996.....................  18,433,121     184       6,504      19,163     25,851
Gain on sale of stock of subsidiary............          --      --      13,085          --     13,085
Issuance of warrants in connection with
  commitment received..........................          --      --       3,000          --      3,000
Issuance of common stock in connection with the
  exercise of common stock warrants............   2,300,000      23      11,712          --     11,735
Issuance of common stock in connection with
  exercise of stock options....................     276,385       3         223          --        226
Net income.....................................          --      --          --      19,340     19,340
                                                 ----------    ----     -------     -------    -------
Balance at August 31, 1997.....................  21,009,506    $210     $34,524     $38,503    $73,237
                                                 ==========    ====     =======     =======    =======

                See notes to consolidated financial statements.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (thousands of dollars)

                                                               FOR THE YEARS ENDED AUGUST 31,
                                                              --------------------------------
                                                                1997        1996        1995
                                                              --------    --------    --------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income................................................  $ 19,340    $  4,851    $  1,767
                                                              --------    --------    --------
  Adjustments to reconcile net income to net cash provided
    by (used in) operating activities:
    Amortization of negative goodwill.......................       (29)        (49)        (50)
    Charges to allowance for cancellations..................   (10,470)     (6,918)     (6,611)
    Provision for cancellations.............................    10,219       9,778       9,495
    Gain on sale of notes receivable........................    (2,013)     (1,116)     (1,586)
    Provision for uncollectible owners' association
     advances...............................................       275          12       1,050
    Cost of sales...........................................     7,493       5,842       5,406
    Depreciation............................................     1,964       1,526       1,131
    Gain on prior discontinued operations...................        --          --      (1,323)
    Gain on sale of stock of subsidiary.....................    13,085          --          --
    Additions to interest only receivables..................    (1,543)       (781)     (1,238)
    Amortization of interest only receivables...............       394         716         398
    Repayments on notes receivable, net.....................    34,243      26,596      22,728
    Additions to notes receivable...........................   (55,469)    (51,535)    (45,396)
    Proceeds from sale of notes receivable..................    30,117      16,003      32,517
    Purchase of land and timeshare interests................    (8,911)    (20,883)    (13,905)
    Changes in operating assets and liabilities:
      Decrease (increase) in restricted cash................       134       1,752      (3,183)
      Increase in other assets..............................    (1,328)       (957)     (2,645)
      Decrease (increase) in deferred selling costs.........      (252)        431        (277)
      Increase in accounts payable and accrued
       liabilities..........................................     1,606       3,837       5,928
      Increase (decrease) in deposits.......................        12        (648)      1,399
      Increase (decrease) in payable to assignors...........    (2,579)         --       5,448
      Increase (decrease) in income taxes payable...........    (3,836)      2,232       2,425
      Decrease in excess of liabilities over net assets of
       prior discontinued operations........................        --          --      (2,899)
                                                              --------    --------    --------
        Total adjustments...................................    13,112     (14,162)      8,812
                                                              --------    --------    --------
          Net cash provided by (used in) operating
          activities........................................    32,452      (9,311)     10,579
                                                              --------    --------    --------
NET CASH USED IN DISCONTINUED OPERATIONS....................   (19,762)    (11,280)    (15,095)
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property and equipment........................    (6,811)     (8,690)     (3,523)
  Proceeds from sale of property and equipment..............        24          19           3
  Additions to other investments............................      (769)     (1,381)       (262)
  Decreases in other investments............................       592         940         350
                                                              --------    --------    --------
          Net cash used in investing activities.............    (6,964)     (9,112)     (3,432)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from borrowings..................................    38,568      54,551      43,588
  Reduction of debt.........................................   (43,251)    (27,801)    (39,504)
  Preferred stock dividends.................................        --        (240)       (360)
  Redemption of preferred stock.............................        --      (1,000)         --
  Increase in additional paid-in capital due to exercise of
    warrants................................................     7,472          --          --
  Increase in additional paid-in capital due to exercise of
    stock options...........................................       223           9          --
  Increase in common stock due to exercise of stock
    options.................................................         3           1          --
  Increase in common stock due to exercise of warrants......        13          --          --
  Payments on subordinated debt.............................    (2,429)     (1,000)         --
  Increase in subordinated debt.............................     1,309       1,339         652
                                                              --------    --------    --------
          Net cash provided by financing activities.........     1,908      25,859       4,376
                                                              --------    --------    --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS........     7,634      (3,844)     (3,572)
CASH AND CASH EQUIVALENTS -- BEGINNING OF YEAR..............     2,742       6,586      10,158
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS -- END OF YEAR....................  $ 10,376    $  2,742    $  6,586
                                                              ========    ========    ========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Cash paid during the year for:
    Interest, net of amounts capitalized....................  $  8,193    $  9,136    $  5,567
                                                              ========    ========    ========
    Income taxes............................................  $     --    $     25    $      3
                                                              ========    ========    ========
SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITIES
  Issuance of subordinated debt to assignors................  $     --    $     --    $ 10,000
                                                              ========    ========    ========
  In connection with the issuance of subordinated debt the
    Company issued 1,000,000 common stock warrants to the
    assignors...............................................  $     --    $     --    $  1,300
                                                              ========    ========    ========
  In connection with the securitization of loans and
    creation of mortgage related securities, the Company
    retained interest only securities and residual interest
    securities (included in net assets of discontinued
    operations).............................................  $     --    $ 20,096    $     --
                                                              ========    ========    ========
  Redemption of preferred stock through issuance of common
    stock...................................................  $     --    $  2,000    $     --
                                                              ========    ========    ========
  In connection with the acquisition of certain timeshare
    interests held for sale.................................  $     --    $    245    $     --
                                                              ========    ========    ========
  Issuance of warrants for 1,000,000 shares of common stock
    in connection with commitment received..................  $  3,000    $     --    $     --
                                                              ========    ========    ========
  Reduction of subordinated debt to assignors in connection
    with the exercise of 1,000,000 common stock warrants....  $  4,250    $     --    $     --
                                                              ========    ========    ========

                See notes to consolidated financial statements.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

1. NATURE OF OPERATIONS

     Mego Financial Corp. (Mego Financial) is a specialty financial services company that, through its subsidiary, Preferred Equities Corporation (PEC), is engaged primarily in originating, selling, servicing and financing consumer receivables generated through timeshare and land sales. Mego Financial and its subsidiaries are herein individually or collectively referred to as the Company as the context requires. PEC markets and finances timeshare interests and land in select resort areas. By providing financing to virtually all of its customers, PEC also originates consumer receivables that it sells and generally services. Mego Financial was incorporated under the laws of the state of New York in 1954 under the name Mego Corp. and, in 1992, changed its name to Mego Financial Corp. In February 1988, Mego Financial acquired PEC, pursuant to an assignment by the Assignors, as defined below, of their contract right to purchase PEC. See Note 2 for further discussion.

     To facilitate its sales of timeshare interests, the Company has entered into several trust agreements. The trustees administer the collection of the related notes receivable. The Company has assigned title to certain of its resort properties in Nevada and its interest in certain related notes receivable to the trustees.

     In 1992, Mego Financial organized a subsidiary, Mego Mortgage Corporation
(MMC), which is a specialized consumer finance company that originates, purchases, sells, securitizes and services consumer loans consisting primarily of conventional uninsured home improvement and debt consolidation loans. After an initial public offering (the IPO) of MMC common stock in November 1996, Mego Financial held 81.3% of the outstanding stock of MMC. On September 2, 1997, Mego Financial distributed all of its remaining 10,000,000 shares of MMC's common stock to Mego Financial's shareholders in a tax-free spin-off (the Spin-off). See Note 3.

2. ACQUISITION OF PREFERRED EQUITIES CORPORATION

     The acquisition of PEC on February 1, 1988, was effected pursuant to an Assignment Agreement, dated October 25, 1987, between Mego Financial and several corporations (Assignors) and a related Assignment and Assumption Agreement (Assignment and Assumption Agreement), dated February 1, 1988, and amended on July 29, 1988, between Mego Financial and the Assignors (collectively, such agreements constitute the Assignment). The acquisition of PEC was accomplished by PEC's issuing 2 shares of its common stock to Mego Financial for a purchase price of approximately $50,000. Immediately prior to that time, the previously outstanding shares held by others were surrendered and redeemed by PEC at a cost to PEC of approximately $10,463,000 plus fees and expenses, leaving Mego Financial with all of the outstanding shares of PEC.

     The right to purchase shares from PEC was obtained by Mego Financial pursuant to the Assignment, which assigned to Mego Financial the right to purchase shares from PEC pursuant to the Stock Purchase and Redemption Agreement, dated October 6, 1987, between PEC and the Assignors, as amended on October 25, 1987. Consideration for the Assignment consisted of promissory notes (Purchase Notes) from Mego Financial to the Assignors in the aggregate amount of $2,000,000 and additional payments to the Assignors as described below. The Purchase Notes were paid in full prior to August 31, 1988. After the payment of the Purchase Notes, the Assignors were entitled to receive from Mego Financial on a quarterly basis, as determined as of the end of each quarter, additional payments equal in the aggregate to 63% of PEC's consolidated unrestricted cash balances, for a period ending on January 31, 1995. The additional payments are collateralized by a pledge of PEC stock to the Assignors.

     On March 2, 1995, Mego Financial entered into the Second Amendment to Assignment and Assumption Agreement (Amendment) whereby the Assignors agreed to defer payment of $10,000,000 of the amount payable to Assignors and to subordinate such amount constituting (Subordinated Debt), in right of payment

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

to debt for money borrowed by Mego Financial or obligations of subsidiaries guaranteed by Mego Financial. Warrants (Warrants) for 1,000,000 shares of Mego Financial common stock, at an exercise price of $4.25 per share (the closing market price per share on March 2, 1995) were granted to the Assignors in consideration of the payment deferral and subordination. The Warrants were exercised in August 1997, in a non-cash transaction, whereby the Subordinated Debt was reduced by $4,250,000. The Amendment calls for interest to be paid semiannually at the rate of 10% per annum starting September 1, 1995, and 7 equal semi-annual payments of $1,429,000 plus interest, which commenced March 1, 1997. However, in connection with the reduction of the Subordinated Debt, payments aggregating $4,250,000 have been deemed paid and the semiannual payments will resume in March 1999 with a partial payment in September 1998, pursuant to the Third Amendment to the Assignment and Assumption Agreement. The Subordinated Debt is collateralized by a pledge of PEC's outstanding stock. See Notes 15 and 20 for further discussion.

3. DISCONTINUED OPERATIONS

     On September 2, 1997, Mego Financial distributed all of its 81.3% interest in MMC comprised of 10,000,000 shares of MMC's common stock to Mego Financial's shareholders in the Spin-off. MMC's financial results have been accounted for as discontinued operations and, accordingly, the Company reclassified its Consolidated Financial Statements for all periods presented prior to that date The net effect of the Spin-off will result in the Company recording a distribution in the amount of $43,176,000 for financial statement purposes in fiscal 1998.

     The summarized components of the net assets of discontinued operations at August 31, 1997 were as follows (thousands of dollars):

Cash and cash equivalents, including restricted cash........  $ 12,994
Loans held for sale, net....................................     9,523
Mortgage related securities.................................   106,299
Mortgage servicing rights...................................     9,507
Other receivables...........................................     7,945
Property and equipment, net.................................     2,153
Other.......................................................     5,779
                                                              --------
          Total assets......................................   154,200
                                                              --------
Notes and contracts payable.................................    35,572
Accounts payable and accrued liabilities....................     7,759
Other liabilities and obligations...........................    57,762
                                                              --------
          Total liabilities.................................   101,093
                                                              --------
Due to Mego Financial.......................................    10,100
Undistributed minority interest in discontinued
  operations................................................    (9,931)
                                                              --------
Net assets of discontinued operations.......................  $ 53,276
                                                              ========

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

     Operating results of the discontinued operations were as follows (thousands of dollars):

                                                               FOR THE YEARS ENDED AUGUST 31,
                                                              --------------------------------
                                                                1997        1996        1995
                                                              --------    --------    --------
REVENUES
Gain on sale of loans and mortgage related securities.......  $48,641     $19,236     $12,233
Interest income, net........................................    3,133         988         473
Financial income and other..................................    3,036       3,348         873
                                                              -------     -------     -------
          Total revenues....................................   54,810      23,572      13,579
                                                              -------     -------     -------
EXPENSES
Operating expenses..........................................   25,511      12,845       6,817
Net provision for credit losses.............................    6,300          55         864
Interest expense............................................      245         167         187
                                                              -------     -------     -------
          Total expenses....................................   32,056      13,067       7,868
                                                              -------     -------     -------
Income before income taxes..................................   22,754      10,505       5,711
Income taxes................................................    9,062       4,235       2,277
Minority interest in discontinued operations................    2,358          --          --
                                                              -------     -------     -------
Net income from discontinued operations.....................  $11,334     $ 6,270     $ 3,434
                                                              =======     =======     =======

     For fiscal 1995, a gain on prior discontinued operations not related to MMC, occurred as a result of an order for judgment against PEC in the matter of the PEC Apartment Subsidiaries in the amount of $3,356,000, which amount was settled for $2,900,000 on May 15, 1995, and paid on June 15, 1995. Excess of liability over assets of discontinued operations (a provision for loss) had been provided in the amount of $4,222,000 resulting in a gain on discontinued operations of $873,000 after deducting $450,000 of taxes to be reflected on the Statements of Operations.

4. EXCESS OF BOOK VALUE OF NET ASSETS ACQUIRED OVER ACQUISITION COST

     On February 1, 1988, the underlying book value of the net assets of PEC exceeded Mego Financial's acquisition cost by the amount of $42,315,000. Management allocated the excess book value to assets existing at the acquisition date (primarily notes receivable which mature over approximately seven to ten years), as a revaluation adjustment. As collections are made on the receivables (either through installment payments or upon sale of receivables), a portion of the revaluation adjustment is recorded to income as amortization. For the fiscal years ended August 31, 1997, 1996 and 1995, such amortization amounted to $0, $0 and $166,000, respectively. The Company previously determined that $20,000,000 of the revaluation adjustment should not be amortized. Payments to assignors aggregated $47,401,000 through January 31, 1995 at which time the accrual of payments to Assignors ceased. Amounts in excess of $20,000,000 have been expensed and $0, $0 and $7,252,000 have been included in costs and expenses for the fiscal years ended August 31, 1997, 1996 and 1995, respectively. See Notes 2 and 20 for further discussion.

5. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Principles of Consolidation and Basis of Presentation -- The accompanying consolidated financial statements include the accounts of Mego Financial and its subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. See Note 1 for further discussion. The accompanying Consolidated Statements of Operations reflect the operating results of MMC as discontinued operations in accordance with Accounting Principles Board (APB) Opinion No. 30. Prior period operating results have been restated to reflect continuous operations. The footnote information presented herein applies only to the continuing operations of Mego Financial unless otherwise stated. See Note 3 for further discussion.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

     Parent Company Only Basis -- At August 31, 1997 and 1996, Mego Financial, on a "parent company only" basis, reflected total assets of $98,157,000 and $58,708,000, respectively, which were comprised principally of its equity investment in subsidiaries of $79,723,000 and $46,082,000, respectively, and liabilities of $10,669,000 and $23,166,000, respectively, excluding subordinated debt. At August 31, 1997, liabilities were comprised principally of income taxes payable of $6,235,000 and payable to PEC of $3,072,000, excluding subordinated debt. At August 31, 1996, liabilities were comprised principally of income taxes payable of $11,669,000, payable to Assignors of $2,579,000, and payable to PEC of $7,445,000, excluding subordinated debt. At August 31, 1997 and 1996, subordinated debt of $4,321,000 and $9,691,000, respectively, was outstanding. At August 31, 1997 and 1996, Mego Financial had no outstanding redeemable preferred stock. See Notes 2 and 20 for further discussion.

     Cash Equivalents -- Cash equivalents consist primarily of certificates of deposit, repurchase agreements and commercial paper with original maturities of 90 days or less.

     Restricted Cash -- Restricted cash represents cash on deposit which relates to utility subsidiary customer deposits and betterment fees; cash on deposit in accordance with notes receivable sale agreements; and untransmitted funds received from collection of notes receivable which have not as yet been disbursed to the purchasers of such notes receivable in accordance with the related sale agreements.

     Notes Receivable -- The basis is the outstanding principal balance of the notes reduced by the allowance for cancellations and discounts. Substantially all of the notes receivable generated by PEC are carried at the lower of cost or market on an aggregate basis by type of receivable.

     Allowance for Cancellations -- Provision for cancellations relating to notes receivable is recorded as expense in amounts sufficient to maintain the allowance at a level considered adequate to provide for anticipated losses resulting from customers' failure to fulfill their obligations under the terms of their notes receivable. The Company records provision for cancellations at the time revenue is recognized, based upon periodic analysis of the portfolio, collateral values, historical credit loss experience, borrowers' ability to repay and current economic factors. The allowance for cancellations represents the Company's estimate of the future credit losses to be incurred over the lives of the notes receivable. The allowance for cancellations is reduced by actual cancellations experienced, including cancellations related to previously sold notes receivable which were reacquired pursuant to the recourse obligations discussed herein. Such allowance is also reduced to establish the separate liability for the reserve for notes receivable sold with recourse. Recourse to the Company on sales of notes receivable is governed by the agreements between the purchasers and the Company. The Company's judgment in determining the adequacy of this allowance is based upon a periodic review of its portfolio of notes receivable. These reviews take into consideration changes in the nature and level of the portfolio, current economic conditions which may affect the purchasers' ability to pay, the estimated value of inventory that may be reacquired and overall portfolio quality. Changes in the allowance as a result of such reviews are reflected in the provision for cancellations.

     Interest Only Receivables -- Interest only receivables were formerly excess servicing rights which were renamed in accordance with Statement of Financial Accounting Standards (SFAS) No. 125 (as hereinafter defined) and are carried at fair market value.

     Timeshare Interests Held for Sale -- Costs incurred in connection with preparing timeshare interests for sale are capitalized and include all costs of acquisition, renovation and furnishings. Timeshare interests held for sale are valued at the lower of cost or net realizable value.

     Land and Improvements Inventory -- Land and improvements inventory include carrying costs capitalized during the development period and costs of improvements incurred to date and are stated at cost, not in excess of market value.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

     Property and Equipment -- Property and equipment is stated at cost and is depreciated over its estimated useful life (generally 3 - 40 years) using the straight-line method. Costs of maintenance and repairs that do not improve or extend the life of the respective assets are recorded as expense.

     Utility Accounting Policies -- The Company, through a wholly-owned subsidiary, provides water and sewer services to customers in the Pahrump valley of Nevada. This subsidiary is subject to regulation by the Public Utilities Commission of Nevada and the Company's accounting policies conform to generally accepted accounting principles as applied in the case of regulated public utilities in accordance with the accounting requirements of the regulatory authority having jurisdiction. Contributions in aid of construction (CIAC) received by the Company from its customers are included as a separate liability and amortized over the period of 9 - 25 years, which represents the estimated remaining useful life of the corresponding improvements. Amortization of CIAC reduces depreciation expense. CIAC is included in accounts payable and accrued liabilities in the amounts of $6,409,000 and $4,494,000 at August 31, 1997 and 1996, respectively. The Company excludes from the CIAC liability a sum equal to the income taxes related to the receipt of CIAC funds.

     Reserve for Notes Receivable Sold with Recourse -- Recourse to the Company on sales of notes receivable is governed by the agreements between the purchasers and the Company. The reserve for notes receivable sold with recourse represents the Company's estimate of the fair value of future credit losses to be incurred over the lives of the notes receivable. Proceeds from the sale of notes receivable sold with recourse were $30,117,000, $16,003,000 and $32,517,000 for the years ended August 31, 1997, 1996 and 1995, respectively. A liability for reserve for notes receivable sold with recourse is established at the time of each sale based upon the Company's estimate of future recourse obligations under each agreement of sale. For notes receivable sold between September 30, 1992 and December 31, 1996, the liability was determined in accordance with Emerging Issues Task Force (EITF) Issue No. 92-2, on a "discounted to present value" basis using an interest rate equivalent to the risk-free market rate for securities with a duration similar to that estimated for the underlying notes receivable. Effective January 1, 1997, the estimated liability is recorded at its fair value as a result of the adoption of SFAS 125.

     Income Taxes -- The Company utilizes the provisions of SFAS No. 109, "Accounting for Income Taxes" (SFAS 109). SFAS 109 requires the Company to adhere to an asset/liability approach for financial accounting and reporting for income taxes. Income tax expense is provided for the tax effects of transactions reported in the financial statements and consists of taxes currently due plus deferred taxes related primarily to differences between the bases of the balance sheet for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when they are recovered or settled. Deferred taxes also are recognized for operating losses that are available to offset future taxable income and tax credits that are available to offset future income taxes. See Note 17.

     Revenue and Profit Recognition -- Timeshare Interests and Land
Sales -- Sales of timeshare interests and land are recognized and included in revenues after certain "down payment" and other "continuing investment" criteria are met. Land sale revenues are recognized using the deposit method in accordance with the provisions of SFAS No. 66, "Accounting for Sales of Real Estate." The agreement for sale generally provides for a down payment and a note secured by a deed of trust or mortgage payable to the Company in monthly installments, including interest, over a period of up to ten years. Revenue is recognized after the requisite rescission period has expired and at such time as the purchaser has paid at least 10% of the sales price for sales of timeshare interests and 20% of the sales price for land sales. Land sales usually meet these requirements within eight to ten months from closing, and sales of timeshare interests usually meet these requirements at the time of sale. The sales price, less provision for cancellations, is recorded as revenue and the allocated cost related to such net revenue of the timeshare interest or land is recorded as expense in the

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

year that revenue is recognized. When revenue related to land sales is recognized, the portion of the sales price attributable to uncompleted required improvements, if any, is deferred.

     All payments received prior to the recognition of the sale as revenue are accounted for as deposits. Selling costs directly attributable to unrecognized sales are accounted for as deferred selling costs until the sale is recognized.

     For land sales made at a location other than at the property, the purchaser may cancel the contract within a specified inspection period, usually five months from the date of purchase, provided that the purchaser is not in default under the terms of the contract. At August 31, 1997, $308,000 of recognized sales remain subject to such cancellation. If a purchaser defaults under the terms of the contract, after all rescission and inspection periods have expired, all payments are generally retained by the Company.

     If the underlying note receivable is at a "below market" interest rate, a discount is applied to the note receivable balance and amortized over its term so that the effective yield is 8% - 10% depending on the year of sale.

     Notes receivable with payment delinquencies of 90 days or more have been considered in determining the allowance for cancellations. Cancellations occur when the note receivable is determined to be uncollectible and the related collateral, if any, has been recovered. Cancellation of a sale in the year the revenue is recognized is deemed to not represent a sale and is accounted for as a reversal of the revenue with an adjustment to cost of sales. Cancellation of a note receivable subsequent to the year the revenue was recognized is charged to the allowance for cancellations.

     Revenue Recognition -- Gain on Sale of Notes Receivable -- Gain on sale of notes receivable includes the present value of the differential between contractual interest rates charged to borrowers on notes receivable sold by the Company and the interest rates to be received by the purchasers of such notes receivable, after considering the effects of estimated prepayments and a normal servicing fee. The Company retains certain participations in cash flows from the sold notes receivable and generally retains the associated servicing rights. The Company generally sells its notes receivable at par value.

     The present values of expected net cash flows from the sale of notes receivable are recorded at the time of sale as interest only receivables. Interest only receivables are amortized as a charge to income, as payments are received on the retained interest differential over the estimated life of the underlying notes receivable. Interest only receivables are recorded at the lower of unamortized cost or estimated fair value. Reserve for notes receivable sold with recourse represents the Company's estimate of losses to be incurred in connection with the recourse provisions of the sales agreements and is shown separately as a liability in the Company's Consolidated Statements of Financial Condition.

     In discounting cash flows related to notes receivable sales, the Company defers servicing income at an annual rate of 1% and discounts cash flows on its sales at the rate it believes a purchaser would require as a rate of return. Earned servicing income is included under the caption of financial income. The cash flows were discounted to present value using a discount rate which averaged 15% in each of fiscal years 1997, 1996 and 1995. The Company has developed its assumptions based on experience with its own portfolio, available market data and ongoing consultation with its investment bankers.

     In determining expected cash flows, management considers economic conditions at the date of sale. In subsequent periods, these estimates may be revised as necessary using the original discount rate, and any losses arising from prepayment and loss experience will be recognized as realized.

     Interest Income -- Interest income is recorded as earned. Interest income represents the interest earned on notes receivable and short term investments.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

     Financial Income -- Fees for servicing notes receivable originated or acquired by the Company and sold with servicing rights retained are generally based on a stipulated percentage of the outstanding principal balance of such notes receivable and are recognized when earned. Interest received on notes receivable sold, less amounts paid to investors, is reported as financial income. Capitalized interest only receivables are amortized systematically to reduce income to an amount representing normal servicing income and the present value discount. Late charges and other miscellaneous income are recognized when collected. Costs to service notes receivable are recorded as expense when incurred.

     Timeshare Owners' Associations -- The Company incurs a portion of operating expenses of the timeshare owners' associations based on ownership of the unsold timeshare interests at each of the respective timeshare properties. These costs are referred to as Association Assessments and are included in the Consolidated Statements of Operations in general and administrative expense. Management fees and costs received from the associations are included in other revenues. See
Note 20.

     Income (Loss) Per Common Share -- Income (loss) per common share is based on the net income (loss) applicable to common stock for each period divided by the weighted-average number of common shares and common share equivalents outstanding during the period. Income per common share assuming full dilution is computed by dividing net income applicable to common stock by the weighted-average number of common shares plus common share equivalents using the treasury stock method. Income (loss) from continuing operations per share, income (loss) from discontinued operations per share and gain on prior discontinued operations per share, are also disclosed due to the Spin-off of MMC. See Note 3. In loss periods, anti-dilutive common share equivalents are excluded.

     Recently Issued Accounting Standards -- The Financial Accounting Standards Board (the FASB) issued Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" (SFAS 121). SFAS 121 requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS 121 was effective for fiscal years beginning after December 15, 1995. The adoption of SFAS 121 did not have a material adverse effect on the Company's results of operations or financial condition.

     The FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation," (SFAS 123), which established financial accounting and reporting standards for stock-based employee compensation plans and for transactions in which an entity issues its equity instruments to acquire goods or services from nonemployees. Those transactions must be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. SFAS 123 is effective for fiscal years beginning after December 15, 1995. The Company elected to continue to apply the provisions of APB Opinion No. 25, "Accounting for Stock Issued to Employees," as permitted by SFAS 123, and accordingly provides pro forma disclosure in Note 18.

     SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (SFAS 125) was issued by the FASB in June 1996. SFAS 125 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. This statement also provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. It requires that liabilities and derivatives incurred or obtained by transferors as part of a transfer of financial assets be initially measured at fair value. SFAS 125 also requires that servicing assets be measured by allocating the carrying amount between the assets sold and retained interests based on their relative fair values at the date of transfer. Additionally, this statement requires that the servicing assets and liabilities be subsequently measured by (a) amortization in proportion to and over the period of estimated net servicing income or loss and (b) assessment for asset impairment or increased obligation based on their fair values. SFAS 125 requires the Company's excess servicing rights be measured at fair market value and

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

reclassified as interest only receivables and accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). As required by SFAS 125, the Company adopted the new requirements effective January 1, 1997. Implementation of SFAS 125 did not have any material impact on the financial statements of the Company, as the book value of the Company's interest only receivables approximated fair value.

     SFAS No. 128, "Earnings per Share," (SFAS 128) was issued by the FASB in March 1997, effective for financial statements issued after December 15, 1997. SFAS 128 provides simplified standards for the computation and presentation of earnings per share (EPS), making EPS comparable to international standards. SFAS 128 requires dual presentation of "Basic" and "Diluted" EPS, by entities with complex capital structures, replacing "Primary" and "Fully-diluted" EPS under APB Opinion No. 15.

     Basic EPS excludes dilution from common stock equivalents and is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution from common stock equivalents, similar to fully diluted EPS, but uses only the average stock price during the period as part of the computation.

     An entity that reports discontinued operations is required to present Basic and Diluted EPS for each of the income related line items. Data utilized in calculating pro forma earnings per share under SFAS 128 are as follows (thousands of dollars, except share amounts):

                                                           FOR THE YEARS ENDED AUGUST 31,
                                                      -----------------------------------------
                                                         1997           1996           1995
                                                      -----------    -----------    -----------
BASIC:
Income (loss) from continuing operations............  $     8,006    $    (1,419)   $    (2,540)
Income from discontinued operations.................       11,334          6,270          3,434
Gain on prior discontinued operations...............           --             --            873
Preferred stock dividends...........................           --           (240)          (360)
                                                      -----------    -----------    -----------
Net income..........................................  $    19,340    $     4,611    $     1,407
                                                      ===========    ===========    ===========
Weighted-average number of common shares
  outstanding.......................................   18,657,224     18,117,122     18,087,121
                                                      ===========    ===========    ===========
DILUTED:
  Income (loss) from continuing operations..........  $     8,006    $    (1,419)   $    (2,540)
Income from discontinued operations.................       11,334          6,270          3,434
Gain on prior discontinued operations...............           --             --            873
Preferred stock dividends...........................           --           (240)          (360)
                                                      -----------    -----------    -----------
Net income..........................................  $    19,340    $     4,611    $     1,407
                                                      ===========    ===========    ===========
Weighted-average number of common shares and common
  share equivalents outstanding.....................   19,528,470     19,114,888     18,646,616
                                                      ===========    ===========    ===========

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

     The following table reconciles income (loss) from continuing operations, basic and diluted shares and EPS for the following periods (thousands of dollars, except per share amounts):

                                                       FOR THE YEARS ENDED AUGUST 31,
                       ----------------------------------------------------------------------------------------------
                                   1997                            1996                             1995
                       ----------------------------    -----------------------------    -----------------------------
                                              PER-                             PER-                             PER-
                                             SHARE                            SHARE                            SHARE
                       INCOME     SHARES     AMOUNT    INCOME      SHARES     AMOUNT    INCOME      SHARES     AMOUNT
                       ------   ----------   ------    -------   ----------   ------    -------   ----------   ------
Income (loss) from
  continuing
  operations.........  $8,006                          $(1,419)                         $(2,540)
BASIC EPS
Income (loss) from
  continuing
  operations.........   8,006   18,657,224   $0.43      (1,419)  18,117,122   $(0.08)    (2,540)  18,087,121   $(0.14)
                       ------   ----------   =====     -------   ----------   ======    -------   ----------   ======
Effect of dilutive
  securities:
  Warrants...........      --      620,133                  --      735,870                  --      350,202
  Stock options......      --      251,113                  --      261,896                  --      209,293
                       ------   ----------             -------   ----------             -------   ----------
DILUTED EPS
Income (loss) from
  continuing
  operations and
  assumed
  conversions........  $8,006   19,528,470   $0.41     $(1,419)  19,114,888   $(0.08)   $(2,540)  18,646,616   $(0.14)
                       ======   ==========   =====     =======   ==========   ======    =======   ==========   ======

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

     The following table reconciles income from discontinued operations, net of tax and minority interest, basic and diluted shares, and EPS for the following periods (thousands of dollars, except per share amounts):

                                                      FOR THE YEARS ENDED AUGUST 31,
                       ---------------------------------------------------------------------------------------------
                                   1997                             1996                            1995
                       -----------------------------    ----------------------------    ----------------------------
                                               PER-                            PER-                            PER-
                                              SHARE                           SHARE                           SHARE
                       INCOME      SHARES     AMOUNT    INCOME     SHARES     AMOUNT    INCOME     SHARES     AMOUNT
                       -------   ----------   ------    ------   ----------   ------    ------   ----------   ------
Income from
  discontinued
  operations(1)......  $13,692                          $6,270                          $3,434
Less: Minority
  interest in
  discontinued
  operations.........    2,358                              --                              --
                       -------                          ------                          ------
BASIC EPS
Income from
  discontinued
  operations.........   11,334   18,657,224   $0.61      6,270   18,117,122   $0.34      3,434   18,087,121   $0.19
                       -------   ----------   =====     ------   ----------   =====     ------   ----------   =====
Effect of dilutive
  securities:
  Warrants...........       --      620,133                 --      735,870                 --      350,202
  Stock options......       --      251,113                 --      261,896                 --      209,293
                       -------   ----------             ------   ----------             ------   ----------
DILUTED EPS
Income from
  discontinued
  operations and
  assumed
  conversions........  $11,334   19,528,470   $0.58     $6,270   19,114,888   $0.33     $3,434   18,646,616   $0.19
                       =======   ==========   =====     ======   ==========   =====     ======   ==========   =====

---------------

(1) Net of income taxes of $9,062, $4,235 and $2,277 for 1997, 1996 and 1995, respectively.

     The following table reconciles gain on prior discontinued operations, basic and diluted shares and EPS for the following periods (thousands of dollars, except per share amounts):

                                                              FOR THE YEAR ENDED AUGUST 31, 1995
                                                              ----------------------------------
                                                                                       PER-SHARE
                                                              INCOME       SHARES       AMOUNT
                                                              -------    ----------    ---------
Gain on prior discontinued operations(1)....................   $873
BASIC EPS
Income from prior discontinued operations...................    873      18,087,121      $0.05
                                                               ----      ----------      =====
Effect of dilutive securities:
  Warrants..................................................     --         350,202
  Stock options.............................................     --         209,293
                                                               ----      ----------
DILUTED EPS
Income from prior discontinued operations and assumed
  conversions...............................................   $873      18,646,616      $0.05
                                                               ====      ==========      =====

---------------

(1) Net of income taxes of $450.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

     The following table reconciles the net income applicable to common shareholders, basic and diluted shares and EPS for the following periods (thousands of dollars, except per share amounts):

                                                         FOR THE YEARS ENDED AUGUST 31,
                            ----------------------------------------------------------------------------------------
                                        1997                          1996                          1995
                            ----------------------------   ---------------------------   ---------------------------
                                                   PER                           PER                           PER
                                                  SHARE                         SHARE                         SHARE
                            INCOME      SHARES    AMOUNT   INCOME     SHARES    AMOUNT   INCOME     SHARES    AMOUNT
                            -------   ----------  ------   ------   ----------  ------   ------   ----------  ------
Net income................  $19,340                        $4,851                        $1,767
Less: Preferred stock
  dividends...............       --                           240                           360
                            -------                        ------                        ------
BASIC EPS
Income applicable to
  common stockholders.....   19,340   18,657,224  $1.04     4,611   18,117,122  $0.25     1,407   18,087,121  $0.08
                            -------   ----------  =====    ------   ----------  =====    ------   ----------  =====
Effect of dilutive
  securities:
  Warrants................       --      620,133               --      735,870               --      350,202
  Stock options...........       --      251,113               --      261,896               --      209,293
                            -------   ----------           ------   ----------           ------   ----------
DILUTED EPS
Income applicable to
  common stockholders and
  assumed conversions.....  $19,340   19,528,470  $0.99    $4,611   19,114,888  $0.24    $1,407   18,646,616  $0.08
                            =======   ==========  =====    ======   ==========  =====    ======   ==========  =====

     Reclassification -- Certain reclassifications have been made to conform prior years with the current year presentation.

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  6. FAIR VALUES OF FINANCIAL INSTRUMENTS

     SFAS No. 107, "Disclosure about Fair Value of Financial Instruments" (SFAS
107), requires disclosure of estimated fair value information for financial instruments, whether or not recognized in the Statements of Financial Condition. Fair values are based upon estimates using present value or other valuation techniques in cases where quoted market prices are not available. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

     Estimated fair values, carrying values and various methods and assumptions used in valuing the Company's financial instruments at August 31, 1997 and 1996 are set forth below (thousands of dollars):

                                                           AUGUST 31, 1997          AUGUST 31, 1996
                                                        ---------------------    ---------------------
                                                        CARRYING   ESTIMATED     CARRYING   ESTIMATED
                                                         VALUE     FAIR VALUE     VALUE     FAIR VALUE
                                                        --------   ----------    --------   ----------
FINANCIAL ASSETS:
Cash and cash equivalents(a)..........................  $10,376     $10,376      $ 2,742     $ 2,742
Notes receivable, net(b)..............................   34,274      34,753       40,610      41,337
Interest only receivables(c)..........................    3,296       3,296        2,147       2,147
FINANCIAL LIABILITIES:
Notes and contracts payable(d)........................   65,569      65,569       70,252      70,252
Deposits(e)...........................................    2,983       2,983        2,971       2,971
Subordinated debt(a)..................................    4,321       4,321        9,691       9,691

---------------

(a) Carrying value was used as the estimate of fair value.

(b) The fair value was estimated by using outstanding commitments from investors adjusted for non-qualified receivables and the collateral securing such receivables.

(c) The fair value was estimated by discounting future cash flows of the instruments using discount rates, default, loss and prepayment assumptions based upon available market data, opinions from investment bankers and portfolio experience.

(d) Notes payable generally are adjustable rate, indexed to the prime rate, or to the 90 day London Interbank Offering Rate (LIBOR); therefore, carrying value approximates fair value.

(e) Deposits represent down payments received from customers prior to the recognition of a sale under GAAP. The carrying value approximates the estimated fair value for these deposits.

     The fair value estimates made at August 31, 1997 were based upon pertinent market data and relevant information on the financial instruments at that time. Because no market exists for a certain portion of the financial instruments, fair value estimates may be based upon judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments and other factors. Changes in assumptions could significantly affect the estimates and do not reflect any premium or discount that could result from the bulk sale of the entire portion of the financial instruments. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision.

     Fair value estimates are based upon existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. For instance, the Company has certain fee-generating business lines (e.g., its loan servicing operations) that were not considered in these estimates since these activities are not financial instruments. In addition, the tax implications related to the realization of the unrealized gains and losses can have an effect on fair value estimates and have not been considered in any of the estimates.

7. CONCENTRATIONS OF RISK

     Availability of Funding Sources -- The Company funds substantially all of the notes receivable, timeshare inventory and land inventory with borrowings through its financing facilities and internally generated funds. These borrowings are in turn repaid with the proceeds received by the Company from such notes receivable through loan sales and payments. Any failure to renew or obtain adequate financing under its

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

financing facilities, or other borrowings, or any substantial reduction in the size of or pricing in the markets for the Company's notes receivable, could have a material adverse effect on the Company's operations.

     Geographic Concentrations -- The Company services notes receivable in all 50 states, the District of Columbia and Canada. At August 31, 1997, 30% of the dollar value of notes receivable serviced had been originated in California. No other state accounted for more than 10% of the servicing portfolio of the Company's receivables. The risk inherent in such concentrations is dependent upon regional and general economic stability which affects property values and the financial stability of the borrowers. The Company's timeshare and land inventories are concentrated in Nevada, New Jersey, Colorado, and Florida. The risk inherent in such concentrations is in the continued popularity of these resort destinations, which affects the marketability of the Company's products.

     Credit Risk -- The Company is exposed to on-balance sheet credit risk related to its notes receivable. The Company is exposed to off-balance sheet credit risk related to notes receivable sold under recourse provisions. The outstanding balance of notes receivable sold with recourse provisions totaled $77,061,000 and $59,322,000 at August 31, 1997 and 1996, respectively.

     Interest Rate Risk -- The Company's profitability is in part determined by the difference, or "spread," between the effective rate of interest received on the notes receivable originated by the Company and the interest rates payable under its financing facilities to fund the Company's notes receivable and inventory held for sale and the yield required by investors on notes receivable sales. The spread can be adversely affected after a note is originated or purchased and while it is held during the warehousing period by increases in the interest rate demanded by investors. In addition, because the notes receivable originated by the Company have fixed rates, the Company bears the risk of narrowing spreads because of interest rate increases during the period from the date the notes receivable are originated or purchased until the closing of the sale. Additionally, the fair value of interest only receivables owned by the Company may be adversely affected by changes in the interest rate environment which could affect the discount rate and prepayment assumptions used to value the assets.

8. NOTES RECEIVABLE

     Notes receivable consist of the following (thousands of dollars):

                                                              AUGUST 31,
                                                         --------------------
                                                           1997        1996
                                                         --------    --------
Related to timeshare sales.............................  $ 21,947    $ 24,973
Related to land sales..................................    23,668      27,601
                                                         --------    --------
          Total........................................    45,615      52,574
                                                         --------    --------
Less: Allowance for cancellations......................   (10,824)    (11,512)
      Discounts........................................      (517)       (452)
                                                         --------    --------
                                                          (11,341)    (11,964)
                                                         --------    --------
          Total........................................  $ 34,274    $ 40,610
                                                         ========    ========

     The Company provides financing to the purchasers of its timeshare interests and land. This financing is generally evidenced by notes secured by deeds of trust or mortgages as well as non-recourse installment sales contracts. These notes receivable are generally payable over a period of up to 10 years, bear interest at rates ranging from 0% to 16% and require equal monthly installments of principal and interest.

     The Company has entered into financing arrangements with certain purchasers of timeshare interests and land whereby no stated interest rate is charged if the aggregate down payment is at least 50% of the purchase price and the balance is payable in 24 or fewer monthly payments. Notes receivable of $7,023,000 and

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

$5,991,000 at August 31, 1997 and 1996, respectively, made under this arrangement are included in the table above. A discount is established to provide for an effective interest rate (currently 10%) on notes receivable bearing no stated interest rate at the time of sale, and is applied to the principal balance and amortized over the terms of the notes receivable. The effective interest rate is based upon the economic interest rate environment and similar industry data.

     The Company is obligated under certain agreements for the sale of notes receivable and certain loan agreements to maintain various minimum net worth requirements. The most restrictive of these agreements requires PEC to maintain a minimum net worth of $25,000,000.

     At August 31, 1997 and 1996, receivables aggregating $41,063,000 and $49,637,000, respectively, were pledged to lenders to collateralize certain of the Company's indebtedness. Receivables which qualify for the lenders' criteria may be pledged as collateral whether or not such receivables have been recognized for accounting purposes. See Note 14 for further discussion.

     Allowance for Cancellations -- The Company provides an allowance for cancellations, in an amount which in the Company's judgment will be adequate to absorb losses on notes receivable that may become uncollectible. The Company's judgment in determining the adequacy of this allowance is based on its continual review of its portfolio which utilizes historical experience and current economic factors. These reviews take into consideration changes in the nature and level of the portfolio, historical rates, collateral values, current and future economic conditions which may affect the obligors' ability to pay and overall portfolio quality. Changes in both the allowance for cancellations and the reserve for notes receivable sold with recourse consist of the following (thousands of dollars):

                                                              FOR THE YEARS ENDED AUGUST 31,
                                                              ------------------------------
                                                                1997       1996       1995
                                                              --------    -------    -------
Balance at beginning of year................................  $ 19,924    $18,821    $16,875
Provision for cancellations.................................    10,219      9,778      9,495
Amounts charged to allowance for cancellations and reserve
  for notes receivable sold with recourse...................   (10,616)    (8,675)    (7,549)
                                                              --------    -------    -------
Balance at end of year......................................  $ 19,527    $19,924    $18,821
                                                              ========    =======    =======
Allowance for cancellations.................................  $ 10,824    $11,512    $11,677
Reserve for notes receivable sold with recourse.............     8,703      8,412      7,144
                                                              --------    -------    -------
          Total.............................................  $ 19,527    $19,924    $18,821
                                                              ========    =======    =======

     Number of Notes Receivable Accounts Serviced -- The number of notes receivable accounts serviced at August 31, 1997 and 1996, was 18,136 and 18,424, respectively. At August 31, 1997 and 1996, the amount of notes receivable with payment delinquencies of 90 days or more was $4,029,000 and $4,860,000, respectively, on serviced accounts other than accounts serviced for MMC.

     Notes Receivable Serviced and Originated -- At August 31, 1997 and 1996, notes receivable serviced were $118,641,000 and $120,709,000, respectively. Notes receivable originated were $51,086,000 and $48,463,000 for the years ended August 31, 1997 and 1996, respectively.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

 9. INTEREST ONLY RECEIVABLES

     With the implementation of SFAS 125 on January 1, 1997, the Company's future and existing excess servicing rights were renamed interest only receivables. Activity in interest only receivables is as follows (thousands of dollars):

                                                               FOR THE YEARS ENDED AUGUST 31,
                                                              --------------------------------
                                                                1997        1996        1995
                                                              --------    --------    --------
Balance at beginning of year................................   $2,147      $2,082      $1,242
Plus: Additions.............................................    1,543         781       1,238
Less: Amortization..........................................     (394)       (716)       (398)
                                                               ------      ------      ------
Balance at end of year......................................   $3,296      $2,147      $2,082
                                                               ======      ======      ======

     As of August 31, 1997 and 1996, interest only receivables consisted of excess cash flows on sold loans totaling $77,061,000 and $59,322,000, respectively, yielding weighted-average interest rates of 12.3% for both years, net of normal servicing fees and had weighted-average pass-through yields to the investor of 9.2% and 9.3%, respectively. These loans were sold under recourse provisions as described in Note 5.

     The principal balance of notes receivable as shown below, represents a series of sales, providing a range of yields to purchasers at fixed rates for the periods indicated as follows (thousands of dollars):

               1997                                 1996
----------------------------------   -----------------------------------
PRINCIPAL BALANCE OF                 PRINCIPAL BALANCE OF
NOTES RECEIVABLE SOLD     YIELD      NOTES RECEIVABLE SOLD      YIELD
---------------------   ----------   ---------------------   -----------
       $19,741          9% -- 9.13%         $12,329          8.3% --  9.35%
        10,376(a)       9% -- 9.75%           3,674(a)       9.5% -- 10.55%

---------------

(a) These series of sales were to the same purchaser, while the other series of sales were to different purchasers.

10. INVENTORIES

     Timeshare interests held for sale consist of the following (thousands of dollars):

                                                                  AUGUST 31,
                                                              ------------------
                                                               1997       1996
                                                              -------    -------
Timeshare interests (including capitalized interest of $473
  and $486 in 1997 and 1996, respectively)..................  $17,624    $14,353
Timeshare interests under construction (including
  capitalized interest of $1,043 and $389 in 1997 and 1996,
  respectively).............................................   17,464     19,338
                                                              -------    -------
          Total.............................................  $35,088    $33,691
                                                              =======    =======

     At August 31, 1997 and 1996, 9,124 and 7,637 timeshare interests, respectively, were available for sale. Apartment units amounting to 176 and 254 at August 31, 1997 and 1996, respectively, were under construction and awaiting completion of remodeling, renovation, furnishing, conversion and registration, representing 8,976 and 12,954 timeshare interests, respectively.

     Land and improvements inventory consist of $2,206,000 at August 31, 1997 and $2,185,000 at August 31, 1996.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

11. OTHER INVESTMENTS

     Other investments in the following locations, at lower of cost or market, consist of the following (thousands of dollars):

                                                                AUGUST 31,
                                                             ----------------
                                                              1997      1996
                                                             ------    ------
Water rights:
  Huerfano County, Colorado................................  $  532    $  524
  Nye County, Nevada.......................................     413        98
Land:
  Nye County, Nevada.......................................     602       863
  Park County, Colorado....................................      --        13
  Clark County, Nevada.....................................      51        51
Other......................................................     551       423
                                                             ------    ------
          Total............................................  $2,149    $1,972
                                                             ======    ======

12. PROPERTY AND EQUIPMENT

     Property and equipment and related accumulated depreciation, consist of the following (thousands of dollars):

                                                              AUGUST 31,
                                                         --------------------
                                                           1997        1996
                                                         --------    --------
Water and sewer systems................................  $ 16,209    $ 13,752
Furniture and equipment................................     7,065       5,312
Buildings..............................................    10,643       8,451
Vehicles...............................................     2,531       2,270
Recreational facilities and equipment..................     1,323       1,192
Land...................................................     1,342       1,342
Leasehold improvements.................................       399         349
                                                         --------    --------
                                                           39,512      32,668
Less: Accumulated depreciation.........................   (15,292)    (13,271)
                                                         --------    --------
          Total........................................  $ 24,220    $ 19,397
                                                         ========    ========

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

13. OTHER ASSETS

     Other assets consist of the following (thousands of dollars):

                                                                AUGUST 31,
                                                             ----------------
                                                              1997      1996
                                                             ------    ------
Other receivables..........................................  $3,574    $2,102
Miscellaneous assets.......................................     843     1,318
Deposits and impounds......................................     511       461
Licenses...................................................     967     1,067
Other receivables collateralized by trust deeds and second
  mortgages................................................      86       222
Receivable from owners' associations (Notes 5 and 20)......      --       623
Prepaid expenses and other.................................     949       583
                                                             ------    ------
          Total............................................  $6,930    $6,376
                                                             ======    ======

14. NOTES AND CONTRACTS PAYABLE

     The Company's debt including lines of credit consists of the following (thousands of dollars):

                                                               AUGUST 31,
                                                           ------------------
                                                            1997       1996
                                                           -------    -------
Notes collateralized by receivables(a)...................  $31,489    $38,178
Mortgages collateralized by real estate properties(b)....   32,311     31,078
Installment contracts and other notes payable............    1,769        996
                                                           -------    -------
          Total..........................................  $65,569    $70,252
                                                           =======    =======

     The details of the notes payable are summarized as follows (thousands of dollars):

                                                               AUGUST 31,
                                                           ------------------
                                                            1997       1996
                                                           -------    -------
(a) NOTES COLLATERALIZED BY RECEIVABLES
    Borrowings bearing interest at prime plus: 2% in 1997
    and
       2.25% to 2.5% in 1996 including "lines of credit"
       (see below).......................................  $31,489    $38,178
                                                           =======    =======
(b) MORTGAGES COLLATERALIZED BY REAL ESTATE PROPERTIES
     Mortgages collateralized by the respective
    underlying assets
       with various repayment terms and fixed interest
          rates of
       8% in 1997 and variable rates of prime plus: 2% to
          3%
       and 90 day LIBOR plus 4.25% in 1997 and 1.75% to
       3% and 90 day LIBOR plus 4.25% in 1996............  $32,311    $31,078
                                                           =======    =======

     The prime rate of interest was 8.50% and the 90 day LIBOR was 5.72% at August 31, 1997.

     Maturities -- Scheduled maturities of the Company's contracts payable, excluding lines of credit and mortgages are as follows (thousands of dollars):

          FOR THE YEARS ENDING AUGUST 31,
          --------------------------------
BALANCE   1998   1999   2000   2001   2002
-------   ----   ----   ----   ----   ----
$1,769    $776   $502   $321   $134   $ 36

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

     Lines of Credit -- PEC is the borrower under 6 agreements for lines of credit with 5 lenders not to exceed $137,500,000 which are collateralized by security interests in timeshare and land receivables and are guaranteed by the Company. At August 31, 1997 and 1996, an aggregate of $62,089,000 and $65,875,000 had been borrowed under these lines, respectively. Under the terms of such lines of credit, PEC may borrow 70% to 85% of the balances of the pledged timeshare and land receivables. Summarized line of credit information relating to these six lines of credit outstanding at August 31, 1997, consist of the following (thousands of dollars):

   BORROWING       MAXIMUM                                             INTEREST RATE
   AMOUNT AT      BORROWING       REVOLVING                         --------------------
AUGUST 31, 1997    AMOUNT     EXPIRATION DATE(F)   MATURITY DATE
---------------   ---------   ------------------   --------------
    $39,113        $75,000    (a) May 15, 2000     Various          Prime  + 2.0 - 2.25%
      4,599         15,000    (b) May 30, 1998     Various          Prime  + 2.0%
      6,365         15,000    (c) March 29, 1998   March 29, 1999   LIBOR +  4.25%
      4,140                   (c) February 6,
                    15,000    1998                 August 6, 1999   LIBOR +  4.25%
      4,500         10,000    (d) August 1, 2000   August 1, 2003   Prime  + 2.25%
      3,372          7,500    (e) April 30, 1998   May 31, 2002     Prime  + 2.0%

---------------

(a) Restrictions include PEC's requirement to maintain a minimum tangible net worth of $20,000,000 with such amount increasing each fiscal quarter after August 31, 1997 by an amount equal to 50% of PEC's consolidated net income for each quarter up to a maximum requirement of $25,000,000. The maximum borrowing amount was increased from $57,000,000 to $75,000,000 as of May 15, 1997. At August 31, 1997, $24,597,000 was outstanding related to financings at prime +2%, of which $18,008,000 of loans secured by land receivables mature May 15, 2010 and $6,589,000 of loans secured by timeshare receivables mature May 15, 2007. The outstanding borrowing amount includes $2,997,000 in acquisition and development (A&D) financing maturing May 20, 1998 and $5,868,000 maturing July 1, 2003 for the financing of corporate office buildings; both loans are amortizing loans and bear interest at prime +2.25%. The remaining A&D and receivables loans and a resort lobby loan outstanding of $5,651,000 are at prime +2% and mature between January 31, 1998 and May 15, 2000.

(b) Restrictions include PEC's requirement to maintain a minimum tangible net worth of $25,000,000 during the life of the loan. These credit lines include available financings for A&D and receivables. At August 31, 1997, $1,079,000 was outstanding under the A&D loan which matured in November 1997 and is currently being extended to May 1999 and $3,520,000, maturing June 1, 2002, was outstanding under the receivables loan.

(c) Restrictions include PEC's requirement to maintain a minimum tangible net worth of $17,000,000 during the life of the loan. These credit lines include available financings for A&D and receivables, however only the A&D lines are currently outstanding and bear interest at 90 day LIBOR +4.25%. The available receivable financings would be at 90 day LIBOR +4% and have maturity dates of June 2005 and August 2005.

(d) Restrictions include PEC's requirement to maintain a minimum tangible net worth of $25,000,000. This credit line is for the purpose of financing receivables and costs of remodeling.

(e) Restrictions include PEC's requirement to maintain a minimum tangible net worth of $15,000,000. This credit line is for the purpose of financing receivables.

(f) Revolving expiration dates represent the expiration of the revolving features of the lines of credit, at which time the credit lines become loans with fixed maturities.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

15. SUBORDINATED DEBT

     On March 2, 1995, Mego Financial entered into the Amendment whereby the Assignors agreed to defer payment of $10,000,000 of the amount payable to Assignors and to subordinate such amount, constituting Subordinated Debt, in right of payment to debt for money borrowed by Mego Financial or obligations of subsidiaries guaranteed by Mego Financial. Warrants for 1,000,000 shares of Mego Financial common stock, at an exercise price of $4.25 per share (the closing market price per share on March 2, 1995) were granted to the Assignors in consideration of the payment deferral and subordination. The Warrants were exercised in August 1997 in a non-cash transaction whereby the Subordinated Debt was reduced by $4,250,000. The Amendment calls for interest to be paid semi-annually at the rate of 10% per annum starting September 1, 1995, and 7 equal semi-annual payments of $1,429,000 plus interest, which commenced March 1, 1997. However, in connection with the reduction of the Subordinated Debt, payments aggregating $4,250,000 were deemed paid and the semiannual payments will resume in March 1999 with a partial payment in September 1998, pursuant to the Third Amendment to the Assignment and Assumption Agreement. The Subordinated Debt is collateralized by a pledge of PEC's outstanding stock. See Note 2 for further discussion. The following tables represents Subordinated Debt activity since inception (thousands of dollars):

                                                            1997       1996
                                                           -------    -------
Balance at beginning of year.............................  $ 9,691    $ 9,352
Accreted interest........................................    1,309      1,339
Less: Interest payments..................................   (1,000)    (1,000)
    Principal paydowns...................................   (1,429)        --
    Reduction due to exercise of warrants................   (4,250)        --
                                                           -------    -------
Balance at end of year...................................  $ 4,321    $ 9,691
                                                           =======    =======

     The carrying value of Subordinated Debt approximated fair value at August 31, 1997 and 1996. See Note 6 for further discussion.

16. REDEEMABLE PREFERRED STOCK

     Mego Financial had designated 300,000 shares of its 5,000,000 authorized preferred shares as Series A, 12% Cumulative Preferred Stock, par value, $.01 per share. The remaining 4,700,000 authorized preferred shares have not been designated. As of August 31, 1993, Mego Financial sold 300,000 shares of its Series A, 12% Cumulative Preferred Stock (Preferred Stock), at a price of $10 per share. The Preferred Stock was stated at its par value of $.01 per share, and redemption value of $10 per share. Mego Financial was obligated to redeem 100,000 shares of Preferred Stock on August 31, 1995, at $10 per share. In August 1995, Mego Financial gave notice of redemption of 100,000 shares. On September 1, 1995, after receipt of the certificates, Mego Financial redeemed 100,000 shares of its Preferred Stock. On August 31, 1996, the holder of Mego Financial's 200,000 shares of outstanding 12% cumulative Preferred Stock with a redemption price of $2,000,000 redeemed their shares for 343,347 shares of Mego Financial's common stock. The number of common shares exchanged was based upon the 10 day average closing stock price of $5.825 for Mego Financial's common stock immediately prior to August 31, 1996. In conjunction with the exchange, the expiration date of the warrants outstanding to purchase 300,000 shares of Mego Financial's common stock at a price of $1.20, issued in conjunction with the Preferred Stock, and due to expire on August 31, 1996, was extended to August 31, 1997. In February 1997, the warrants were exercised and 300,000 shares of Mego Financial common stock were issued.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

17. INCOME TAXES

     Mego Financial files a consolidated federal income tax return with its subsidiaries for its tax year which ends the last day of February. The operations of MMC will no longer be included subsequent to the Spin-off which occurred on September 2, 1997.

     The benefit from continuing operations recorded for fiscal 1997 is a result of the use of net operating loss (NOL) carryforwards which were previously fully reserved and currently are used to offset income from the discontinued operations on a consolidated basis. In addition, due to changes in facts and circumstances determined in fiscal 1997, certain income tax liability reserves recorded in prior periods were reversed.

     Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, (b) temporary differences between the timing of revenue recognition for book purposes and for income tax purposes, and (c) operating loss and tax credit carryforwards. The tax effects of significant items comprising the Company's net deferred tax liability as of August 31, 1997 and 1996 are as follows (thousands of dollars):

                                                                  AUGUST 31,
                                                              ------------------
                                                               1997       1996
                                                              -------    -------
Deferred tax liabilities:
  Difference between book and tax carrying value of
     assets.................................................  $    --    $ 3,065
  Timing of revenue recognition.............................   13,279      8,347
                                                              -------    -------
                                                               13,279     11,412
                                                              -------    -------
Deferred tax assets:
  Difference between book and tax carrying value of
     assets.................................................    4,821         --
  Other.....................................................    2,223      1,341
                                                              -------    -------
                                                                7,044      1,341
                                                              -------    -------
          Net deferred tax liability........................  $ 6,235    $10,071
                                                              =======    =======

     The provision for taxes as reported is different from the tax provision computed by applying the statutory federal rate of 34%. The differences are as follows (thousands of dollars):

                                                         1997       1996       1995
                                                       --------    -------    -------
Loss from continuing operations before income
  taxes..............................................  $  4,656    $ 2,487    $ 1,524
                                                       ========    =======    =======
Tax at the statutory federal rate....................    (1,583)      (846)      (518)
Increase (decrease) in taxes resulting from:
  Payments to assignors..............................        --         --        813
  Amortization of negative goodwill..................        --         --         70
  Contributions in aid of construction...............        --         81        929
  Preferred stock dividends..........................        --        (82)      (122)
  Application of NOL carryforwards and changes in
     certain income tax liability reserves...........   (11,079)        --         --
  Other..............................................        --       (221)      (156)
                                                       --------    -------    -------
  Total..............................................  $(12,662)   $(1,068)   $ 1,016
                                                       ========    =======    =======

     The income tax provision applied to discontinued operations exceeds the statutory federal rate primarily due to state income taxes.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

18. STOCKHOLDERS' EQUITY

     Mego Financial has a stock option plan (Stock Option Plan), adopted November 1993, for officers and key employees which provides for non-qualified and qualified incentive options. The Stock Option Committee of the Board of Directors determines the option price (not to be less than fair market value for qualified incentive options) at the date of grant. The options generally expire ten years from the date of grant and are exercisable over the period stated in each option at the cumulative rate of 20% per year commencing December 22, 1994, for three years and the remaining 40% after December 22, 1997. In August 1997, in connection with the Spin-off of MMC, the Stock Option Committee vested all options previously granted, excluding those granted subsequent to February 26, 1997.

     The following table sets forth shares reserved and options exercised, granted and forfeited for the following periods:

                                                                 NUMBER OF     PRICE PER
                                               RESERVE SHARES     OPTIONS        SHARE
                                               --------------    ---------    ------------
At November 17, 1993.........................      525,000             --     $         --
Granted to more than 10% stockholder.........           --         35,000     $       2.75
Granted to others............................           --        355,000     $       2.50
                                                  --------       --------

At August 31, 1994...........................      525,000        390,000     $  2.50/2.75
Exercised....................................       (2,000)        (2,000)
Forfeited....................................           --         (8,000)
Granted......................................           --         85,000     $  8.00/8.75
                                                  --------       --------

At August 31, 1995...........................      523,000        465,000
Exercised....................................       (4,000)        (4,000)
Forfeited....................................           --         (6,000)
Granted......................................           --         25,000     $      5.875
                                                  --------       --------

At August 31, 1996...........................      519,000        480,000     $  2.50/8.75
Exercised....................................     (455,000)      (455,000)
Forfeited....................................           --        (50,000)
Granted......................................      500,000(1)      70,000     $ 5.625/6.75
                                                  --------       --------

At August 31, 1997...........................      564,000         45,000     $      5.625
                                                  ========       ========

---------------

(1) The Stock Option Plan was increased by 500,000 shares upon shareholder approval which was obtained on September 9, 1997. On September 3, 1997, an additional 873,000 incentive stock options were granted under the Stock Option Plan to employees at fair market value, which was authorized by the Stock Option Committee, of which 15,000 are subject to future shareholder approval of certain amendments to the Stock Option Plan in accordance with applicable law. There were no options exercisable under this plan at August 31, 1997.

     SFAS 123 establishes financial accounting and reporting standards for stock-based employee compensation plans and for transactions in which an entity issues its equity instruments to acquire goods or services from non employees. Those transactions must be accounted for based on the fair value of the consideration received or the fair value of the entity instruments issued, whichever is more reliably measurable. The Company elected to continue to apply the provisions of APB Opinion No. 25 as permitted by SFAS 123 and, accordingly, provides pro forma disclosure below.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

     Stock options granted under Mego Financial's Stock Option Plan are qualified stock options that: (1) are generally granted at prices which are equal to the market value of the stock on the date of grant; (2) subject to a grantee's continued employment with the Company, vest at various periods over a four year period; and (3) expire ten years subsequent to the award.

     A summary of the status of Mego Financial's stock options granted under the Stock Option Plan as of August 31, 1997, 1996 and 1995 and the changes during the year is presented below:

                                          AUGUST 31, 1997      AUGUST 31, 1996      AUGUST 31, 1995
                                         ------------------   ------------------   ------------------
                                                  WEIGHTED-            WEIGHTED-            WEIGHTED-
                                                   AVERAGE              AVERAGE              AVERAGE
                                                  EXERCISE             EXERCISE             EXERCISE
                                         SHARES     PRICE     SHARES     PRICE     SHARES     PRICE
                                         -------  ---------   -------  ---------   -------  ---------
Outstanding at beginning of year.......  480,000   $3.746     465,000   $3.605     390,000   $2.522
Granted................................   70,000    6.027      25,000    5.875      85,000    8.441
Exercised..............................  455,000    3.512       4,000    2.500       2,000    2.500
Forfeited..............................   50,000    7.375       6,000    2.500       8,000    2.500
                                         -------              -------              -------
Outstanding at end of year.............   45,000    5.625     480,000    3.746     465,000    3.605
                                         =======              =======              =======
Options exercisable at end of year.....       --       --     165,000    3.133      76,000    2.523
                                         =======              =======              =======

     The fair value of each option granted during fiscal 1997, 1996 and 1995 is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions: (1) dividend yield of zero; (2) expected volatility of 59.3%; (3) risk-free interest rate of 6% for 1997, 1996 and 1995 and; (4) expected life of 7 years. The weighted-average fair value of options granted during 1997, 1996 and 1995 were $3.93, $3.83, and $5.51, respectively. As of August 31, 1997, there were 45,000 options outstanding which have an exercise price of $5.625 per common share and a weighted-average remaining contractual life of 9.7 years. In August 1997, in connection with the Spin-off of MMC, the Stock Option Committee vested all options granted, excluding those granted subsequent to February 26, 1997.

     Had compensation cost for Mego Financial's fiscal 1997, 1996 and 1995 grants for stock options been determined consistent with SFAS 123, the Company's pro forma net income and pro forma net income per common share for fiscal 1997, 1996 and 1995 would approximate the pro forma amounts below (thousand of dollars, except per share amounts):

                                      AUGUST 31, 1997           AUGUST 31, 1996           AUGUST 31, 1995
                                  -----------------------   -----------------------   -----------------------
                                  AS REPORTED   PRO FORMA   AS REPORTED   PRO FORMA   AS REPORTED   PRO FORMA
                                  -----------   ---------   -----------   ---------   -----------   ---------
Net income applicable to common
  stock.........................    $19,340      $19,042      $4,611       $4,431       $1,407       $1,291
Net income per common share:
  Primary.......................       0.99         0.98        0.24         0.23         0.08         0.07
  Fully-diluted.................       0.99         0.97        0.24         0.23         0.07         0.07

     In addition to the 1,000,000 warrants exercised as described in Note 15, an additional 1,300,000 warrants were exercised in August 1997 for $7,485,000. As of August 31, 1997 there were no warrants outstanding.

19. TIMESHARE INTEREST SALES AND LAND SALES

     Timeshare interest sales, net -- A summary of the components of timeshare interest sales is as follows (thousands of dollars):

                                                         FOR THE YEARS ENDED AUGUST 31,
                                                        --------------------------------
                                                          1997        1996        1995
                                                        --------    --------    --------
Timeshare interest sales..............................  $39,850     $33,178     $26,272
Less: Provision for cancellations.....................   (7,597)     (5,400)     (5,590)
                                                        -------     -------     -------
          Total.......................................  $32,253     $27,778     $20,682
                                                        =======     =======     =======

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

     Land sales, net -- A summary of the components of land sales is as follows (thousands of dollars):

                                                         FOR THE YEARS ENDED AUGUST 31,
                                                        --------------------------------
                                                          1997        1996        1995
                                                        --------    --------    --------
Land sales............................................  $19,248     $22,346     $24,717
Less: Provision for cancellations.....................   (2,622)     (4,378)     (3,905)
                                                        -------     -------     -------
          Total.......................................  $16,626     $17,968     $20,812
                                                        =======     =======     =======

     The following table reflects the maturities of receivables from land sales for each of the five years after August 31, 1997 (thousands of dollars):

                                                     1998     1999     2000    2001     2002
                                                     ----    ------    ----    ----    ------
Land receivables maturities........................  $516    $1,348    $348    $603    $1,785

     The range of interest rates are from 0.0% to 14.5% and the weighted-average interest rate at August 31, 1997 was 11.4%.

     The delinquency information related to land loans at August 31, 1997 is as follows (thousands of dollars):

                                                        PRINCIPAL BALANCE   % OF LOANS SERVICED
                                                        -----------------   -------------------
30 - 59 days..........................................       $1,812                 1.5%
60 - 90 days..........................................          338                 0.3%
Over 90 days..........................................        1,895                 1.6%

     The amount of recorded expenditures for improvements on land was $68,000 during fiscal 1996, and the estimated total costs and expenditures for improvements on these loans for the next five years are deemed immaterial for disclosure purposes at August 31, 1997. No material obligations for future improvements on land existed at August 31, 1997.

20. RELATED PARTY TRANSACTIONS

     Timeshare Owners' Associations -- Owners' Associations have been incorporated for the Grand Flamingo, Reno Spa, Brigantine, Steamboat Springs, Aloha Bay and Orlando timesharing resorts. The respective Owners' Associations are independent not-for-profit corporations. PEC acts as the managing agent for these Owners' Associations and the White Sands Waikiki Resort Club, which is a division of PEC, (Associations) and has received management fees for its services of $2,198,000, $2,081,000 and $1,988,000 in 1997, 1996 and 1995,
respectively. Such fees were recorded under the caption of other revenue. The expenses of PEC for management of each timeshare resort are incurred to preserve the integrity of the property and the portfolio performance on an on-going basis beyond the end of the sales period. PEC does not manage resorts of other developers and would not collect management fees or incur expenses were it not part of the total timeshare sale package and support of the portfolio. The owners of timeshare interests in each Association are responsible for payment to the Associations of assessments, which are intended to fund all of the operating expenses at each of the resort facilities. The Company's share of the Association Assessments, net of room income, was $1,589,000, $983,000 and $56,000 for 1997, 1996 and 1995, respectively, and have been recorded under the caption general and administrative expense. The Company has in the past financed budget deficits of the Associations as is reflected in the receivable from such Associations, but is not obligated to do so in the future.

     Since January 1988, the Company has agreed to pay to the Associations the assessments of timeshare interest owners who are delinquent with respect to their assessments, but have paid the Company in full for their timeshare interests. In exchange for these payments, the Associations assign their liens for non-payment of assessments on the respective timeshare interests to the Company. In the event the timeshare interest

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

holder does not satisfy the lien after having an opportunity to do so, the Company acquires the timeshare interest for the amount of the lien and any foreclosure costs.

     At August 31, 1997 and 1996, $500,000 was due to Owners' Associations and $623,000 was due from Owners' Associations, respectively. The $500,000 is included under the caption accounts payable and accrued liabilities at August 31, 1997 and the $623,000 is included under the caption of other assets at August 31, 1996.

     Payments to Assignors -- Certain transactions have been entered into with the Assignors, who are affiliates of certain officers and directors of the Company, and these transactions are more fully described in Notes 2 and 15. During the years ended August 31, 1997, 1996 and 1995, approximately $5,225,000, $1,196,000 and $2,301,000, including interest of $1,218,000, $1,196,000 and
$473,000, respectively, were paid to the Assignors. In connection with the exercise of warrants for 1,000,000 shares of common stock, a non-cash payment of $4,250,000 was recorded, whereby the Subordinated Debt was reduced by such amount. See Note 15 for further discussion.

     Transactions with MMC -- In November 1996, MMC consummated the IPO and as a result, the Company's ownership of MMC was reduced to approximately 81.3% of the outstanding common stock. On September 2, 1997, Mego Financial distributed all of its 10,000,000 shares of MMC's common stock to Mego Financial's shareholders in the Spin-off. To fund MMC's past operations and growth and in conjunction with filing consolidated income tax returns, MMC incurred debt to the Company and its subsidiary PEC. The amount of intercompany debt was $10,100,000 at August 31, 1997 and $12,813,000 at August 31, 1996 of which approximately $3,400,000 was paid in October 1997 together with $500,000 advanced by the Company to MMC in September 1997. Prior to the IPO, the Company had guaranteed MMC's obligations under MMC's credit agreements and an office lease. The guarantees of MMC's credit agreements were released upon consummation of the IPO. MMC did not pay any compensation to the Company for such guarantees.

     On August 29, 1997, MMC and the Company entered into an agreement (the Payment Agreement) with respect to MMC's repayment after the Spin-off of (i) a portion of the debt owed by MMC to the Company as of May 31, 1997 aggregating approximately $3,400,000 (the May Amounts) and (ii) debt owed by MMC to the Company as of August 31, 1997 in addition to the May Amounts (the Excess Amounts). The May Amounts consist of a portion of the debt owed by MMC to the Company as of May 31, 1997 in respect of funds advanced by the Company to MMC through such date, the portion of the Warrant Value (as hereinafter defined) amortized through such date and amounts owed under the tax allocation and indemnification agreement between the Company and MMC as of such date. The Excess Amounts consist of funds advanced by the Company to MMC during the period commencing June 1, 1997 and ended August 31, 1997 (the Excess Period), the portion of the Warrant Value amortized during the Excess Period and amounts accrued under the tax allocation and indemnification agreement during the Excess Period. Warrants valued at $3,000,000 (the Warrant Value) were issued by the Company to a financial institution in connection with MMC's agreement with that financial institution to purchase up to $2 billion of loans from MMC. Pursuant to the Payment Agreement, MMC agreed to repay the May Amounts upon the earlier to occur of (i) the first consummation after the date of the agreement of a public or private debt or equity transaction by MMC of at least $25,000,000 in amount or (ii) August 31, 1998. MMC repaid the May Amounts plus $500,000 advanced by Mego Financial in September 1997 with a portion of the net proceeds of a private placement of MMC's subordinated notes in October 1997. MMC has further agreed to repay the Excess Amounts upon the earlier to occur of (i) the second consummation after the date of the agreement of a public or private debt or equity transaction by MMC of at least $25,000,000 in amount or (ii) August 31, 1998. The amount of the amortization of the Warrant Value for each of the months of September, October, November and December 1997 will be payable January 31, 1998. Commencing in January 1998, the unpaid balance of the

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

Warrant Value will continue to be amortized on a monthly basis and the amount of such amortization will be due and payable within 30 days from the end of each fiscal quarter.

     Under the Payment Agreement, the Company may, but is not obligated to, make advances to PEC on behalf of MMC. Advances, if any, by the Company on behalf of MMC to PEC will be due and payable within 30 days after the close of the month in which such advance was made. Under the Payment Agreement, any amount owed by MMC to the Company that is not paid when due will bear interest from such due date until paid at the rate of 10% per annum.

     Although the Company may provide funds to MMC or guarantee MMC's indebtedness or other obligations in the future, it is not anticipated that it will do so and it has no obligation to do so.

     Tax Sharing and Indemnity Agreement. For taxable periods up to the date of the Spin-off, the results of operations of MMC are includable in the income tax returns filed by the Company's affiliated group for federal income tax purposes. Following the Spin-off, MMC will remain liable for any amounts payable to the Company pursuant to the tax sharing agreements in effect prior to the date of the Spin-off. From and after the date of the Spin-off, MMC no longer will file consolidated returns with the Company's affiliated group but will file separate consolidated returns with its subsidiaries. PEC is under the same tax sharing arrangement as MMC was prior to the IPO.

     Management Services Provided by PEC. MMC and PEC were parties to a management services arrangement pursuant to which certain executive, accounting, legal, management information, data processing, human resources, advertising and promotional personnel of PEC provided services to MMC on an as needed basis. For the years ended August 31, 1997, 1996 and 1995, approximately $967,000, $671,000 and $690,000, respectively, of the salaries and expenses of certain employees of PEC were attributable to and paid by MMC in connection with services rendered by such employees to MMC. In addition, during the years ended August 31, 1997, 1996 and 1995, MMC paid PEC for developing certain computer programming, incurring costs of $0, $56,000 and $36,000, respectively.

     MMC has entered into a formal management services agreement with PEC, effective as of September 1, 1996, pursuant to which PEC has agreed to provide the following services to MMC for an aggregate annual fee of approximately $967,000 payable monthly: strategic planning, management and tax, accounting and finance, legal, management information systems, insurance management, human resources, and purchasing.

     Servicing Agreement between PEC and MMC. Prior to September 1, 1996, MMC had an arrangement with PEC pursuant to which it paid annual servicing fees at an annual rate of 50 basis points on the principal balance of loans serviced. For the years ended August 31, 1997, 1996 and 1995, MMC paid servicing fees to PEC of approximately $1,874,000, $709,000 and $232,000, respectively. MMC has entered into a servicing agreement with PEC (the Servicing Agreement), providing for the payment of servicing fees at an annual rate of 50 basis points on the principal balance of loans serviced per year. The Servicing Agreement was modified effective September 1, 1997, to provide for the payment of servicing fees at an annual rate of 40 basis points on the principal balance of loans serviced per year, reducing to 35 basis points per year on the later to occur of
(i) January 1, 1998 or (ii) the first day of the month following the month in which MMC's loan portfolio serviced by PEC equals or exceeds $1 billion. For the years ended August 31, 1997, 1996 and 1995, MMC incurred interest expense in the amount of $16,000, $29,000 and $85,000, respectively, related to fees payable to PEC for these services. The interest rates were based on PEC's average cost of funds and equaled 10.48% in 1997, 10.68% in 1996 and 11.8% in 1995.

21. COMMITMENTS AND CONTINGENCIES

     Future Improvements -- Central Nevada Utilities Company (CNUC), a subsidiary, has issued performance bonds of $2,943,000 outstanding at August 31, 1997, to ensure the completion of water, sewer and other

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

improvements in portions of the Calvada development areas. The cost of the improvements will be offset by the future receipt of betterment fees and connection fees.

     Leases -- The Company leases certain real estate for sales offices. The Company also leases its Hawaii real estate for timeshare usage. Rental expense for fiscal 1997, 1996 and 1995 was $2,339,000, $2,567,000 and $2,292,000,
respectively. Future minimum rental payments under operating leases are set forth below (thousands of dollars):

              FOR THE YEARS ENDING AUGUST 31,
              -------------------------------
     1998...................................................  $3,118
     1999...................................................     869
     2000...................................................     654
     2001...................................................     642
     2002...................................................     415
     Thereafter.............................................     228
                                                              ------
          Total.............................................  $5,926
                                                              ======

     Litigation -- In the matter of the PEC Apartment Subsidiaries litigation previously reported upon, an order for judgment of $3,346,000 was rendered against PEC on its limited guaranty, in connection with the defendants' counterclaim. Pursuant to a stipulation between the parties dated as of May 15, 1995, PEC paid the amount of $2,900,000 on June 15, 1995 in full settlement of this matter. Because the reserve recorded in the financial statements of the Company exceeded the amount of the settlement, the Company recognized a gain on discontinued operations of $873,000, net of taxes of $450,000 in fiscal 1995.

     Following the Company's November 10, 1995 announcement disclosing certain accounting adjustments, an action was filed on November 13, 1995, in the United States District Court, District of Nevada (Court) by Christopher Dunleavy, as a purported class action against the Company, certain of the Company's officers and directors and the Company's independent auditors. The complaint alleges, among other things, that the defendants violated Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder in connection with the preparation and issuance of certain of the Company's financial reports issued in 1994 and 1995, including certain financial statements reported on by the Company's independent auditors. The complaint also alleges that one of the director defendants violated the federal securities laws by engaging in "insider trading." The named plaintiff seeks to represent a class consisting of purchasers of Mego Financial's common stock between January 14, 1994 and November 9, 1995, and seeks damages in an unspecified amount, costs, attorney's fees and such other relief as the court may deem just and proper.

     On November 16, 1995, a second action was filed in the Court by Alan Peyser as a purported class action against the Company and certain of its officers and directors, which was served on the Company on December 20, 1995. The complaint alleges, among other things, that the defendants violated the federal securities laws by making statements and issuing certain financial reports in 1994 and 1995 that overstated the Company's earnings and business prospects. The named plaintiff seeks to represent a class consisting of purchasers of Mego Financial's common stock between November 28, 1994 and November 9, 1995. The complaint seeks damages in an unspecified amount, cost, attorney's fees and such other relief as the Court may deem just and proper.

     On or about June 10, 1996, the Dunleavy Action and Peyser Action were consolidated under the caption "In re Mego Financial Corp. Securities Litigation," Master File No. CV-9-95-01082-LD (RLJ), pursuant to a stipulation by the parties.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

     On December 26, 1996, in the above captioned matter, Michael Nadler filed a purported class action complaint against the Company, certain of the Company's officers and directors, and the Company's independent auditors. The complaint alleges that the defendants violated the federal securities laws and common law and contain allegations similar to those contained in the Dunleavy and Peyser complaints.

     On February 13, 1997, defendants moved to dismiss Nadler's complaint. On March 13, 1997, Nadler filed a "Motion for the Filing of a Consolidated Complaint and a Class Certification Motion, the Holding of a Pretrial Conference and the Suspension of Briefing on Defendants' Motions to Dismiss." The Company opposed that motion. On March 31, 1997, the Court, among other things, denied without prejudice to refiling after either the filing of a consolidated complaint or a ruling on Nadler's motion for the filing of a consolidated complaint, and defendants' motions to dismiss Nadler's complaint.

     On May 12, 1997, counsel for the plaintiffs in the Dunleavy and Peyser actions, and counsel for the defendants executed a Memorandum of Understanding with respect to a proposed settlement. The proposed settlement, which is subject to a number of conditions, including approval by the Court, calls for certification, for settlement purposes only, of a class consisting of all purchasers of Mego Financial stock (excluding the defendants and their respective directors, executive officers, partners and affiliates and their respective immediate families, heirs, successors and assigns) during the period from January 14, 1994 through November 9, 1995, inclusive, and for creation of a settlement fund of $1,725,000. The portion of this amount to be contributed by the Company, net of anticipated directors and officers insurance proceeds and contribution by another defendant, is not expected to have a material adverse effect on the Company. The parties anticipate submitting papers to the Court in due course seeking approval of the settlement. Final approval of the settlement is expected to dispose of all class claims in the litigation, including those asserted by Nadler. The Company believes that it has substantial defenses to all of the complaints that have been filed against it described above, and that the likelihood of a material liability being incurred by the Company is remote. However, the Company presently cannot predict the outcome of this matter.

     On November 22, 1996, D. Anthony Pullella filed an action in the Superior Court, Chancery Division, Atlantic County, New Jersey (Case No. ATL-C-175-96) against Brigantine Preferred Properties, Inc. ("BPP") and the Brig, Inc., subsidiaries of PEC. The complaint requests an order requiring the sale to the Plaintiff of the restaurant and bar facility in the Brigantine Inn Resort Club, pursuant to alleged obligations in a lease and management agreement, and also asks for unspecified compensatory and punitive damages. On September 10, 1997, BPP filed an answer and counterclaim in this action. In its counterclaim, BPP requests an order terminating the management agreement for the failure of Pullella to perform all of his obligations under such agreement, the return of Pullella's 1% interest in the Brig, Inc., the subsidiary of the Company holding the liquor license, and overdue rent of approximately $25,500. The Company believes that the defendants have valid defenses to the complaint, valid claims in the counterclaim and does not believe that the matter will have a material adverse effect on the business or financial condition of the Company.

     In the general course of business the Company, at various times, has been named in other lawsuits. The Company believes that it has meritorious defenses to these lawsuits and that resolution of these matters will not have a material adverse affect on the business or financial condition of the Company.

     Contingencies -- At August 31, 1997, irrevocable letters of credit in the amount of $2,084,000 were issued and outstanding to secure certain obligations of the Company. These letters are collateralized by notes receivable in the amount of $2,530,000.

     License Agreement -- In April 1995, PEC entered into a strategic alliance pursuant to which PEC was granted a ten-year (including a renewal option) exclusive license to operate both its existing and future timeshare properties under the name "Ramada Vacation Suites." PEC has renamed its timeshare resorts. The arrangement provides for the payment by PEC of an initial access fee of $1,000,000, which has been paid, and

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

monthly recurring fees equal to 1% of PEC's Gross Sales (as defined) each month through January 1996 and 1.5% of PEC's Gross Sales each month commencing in February 1996. The initial term of the arrangement is five years and PEC has the option to renew the arrangement for an additional term of five years.

22. QUARTERLY FINANCIAL DATA (UNAUDITED)

     The following tables reflect consolidated quarterly financial data for the Company for the fiscal years ended August 31, 1997 and 1996 (thousands of dollars, except per share amounts):

                                                              FOR THE THREE MONTHS ENDED
                                                 -----------------------------------------------------
                                                 AUGUST 31,    MAY 31,     FEBRUARY 28,   NOVEMBER 30,
                                                    1997         1997          1997           1996
                                                 ----------   ----------   ------------   ------------
REVENUES:
Net timeshare interest and land sales..........  $   12,774   $   13,202    $   11,956     $   10,947
Gain on sale of receivables....................         620          503           441            449
Interest income................................       1,828        1,941         1,762          1,637
Financial income and other.....................       2,219        2,609         2,493          2,115
                                                 ----------   ----------    ----------     ----------
          Total revenues.......................      17,441       18,255        16,652         15,148
                                                 ----------   ----------    ----------     ----------
EXPENSES:
Direct costs of timeshare interest and land
  sales........................................       2,501        1,746         1,612          1,634
Operating expenses.............................      14,967       14,326        14,014         12,894
Interest expense...............................       2,107        2,084         2,116          2,151
                                                 ----------   ----------    ----------     ----------
          Total expenses.......................      19,575       18,156        17,742         16,679
                                                 ----------   ----------    ----------     ----------
Income (loss) from continuing operations before
  income taxes.................................      (2,134)          99        (1,090)        (1,531)
Income taxes (benefit).........................      (7,653)      (2,084)       (2,458)          (467)
Income (loss) from continuing operations.......       5,519        2,183         1,368         (1,064)
Income from discontinued operations, net of
  taxes and minority interest..................       3,747        2,944         2,413          2,230
                                                 ----------   ----------    ----------     ----------
Net income applicable to common stock..........  $    9,266   $    5,127    $    3,781     $    1,166
                                                 ==========   ==========    ==========     ==========
EARNINGS (LOSS) PER COMMON SHARE:
Primary:
  Income (loss) from continuing operations.....  $     0.28   $     0.12    $     0.07     $    (0.05)
  Income from discontinued operations..........        0.19         0.15          0.12           0.11
  Cumulative preferred stock dividends.........          --           --            --             --
                                                 ----------   ----------    ----------     ----------
  Net income applicable to common stock........  $     0.47   $     0.27    $     0.19     $     0.06
                                                 ==========   ==========    ==========     ==========
  Weighted-average number of common shares and
     common share equivalents outstanding......  19,619,687   19,299,365    19,662,582     19,585,940
                                                 ==========   ==========    ==========     ==========
Fully-diluted:
  Income (loss) from continuing operations.....  $     0.28   $     0.12    $     0.07     $    (0.05)
  Income from discontinued operations..........        0.19         0.15          0.12           0.11
  Cumulative preferred stock dividends.........          --           --            --             --
                                                 ----------   ----------    ----------     ----------
  Net income applicable to common stock........  $     0.47   $     0.27    $     0.19     $     0.06
                                                 ==========   ==========    ==========     ==========
  Weighted-average number of common shares and
     common share equivalents outstanding......  19,686,805   19,310,198    19,662,582     19,724,579
                                                 ==========   ==========    ==========     ==========

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

               FOR THE YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

                                                              FOR THE THREE MONTHS ENDED
                                                ------------------------------------------------------
                                                AUGUST 31,     MAY 31,     FEBRUARY 29,   NOVEMBER 30,
                                                   1996          1996          1996           1995
                                                -----------   ----------   ------------   ------------
REVENUES:
Net timeshare interest and land sales.........  $    10,345   $   12,449    $   11,159     $   11,793
Gain on sale of receivables...................          251          394            39            432
Interest income...............................        2,361        1,843         1,366          1,024
Financial income and other....................        2,627        2,374           836          1,359
                                                -----------   ----------    ----------     ----------
          Total revenues......................       15,584       17,060        13,400         14,608
                                                -----------   ----------    ----------     ----------
EXPENSES:
Direct costs of timeshare interest and land
  sales.......................................        1,499        1,447         1,387          1,509
Operating expenses............................       14,209       13,641        11,007         11,126
Interest expense..............................        2,278        2,856         1,057          1,123
                                                -----------   ----------    ----------     ----------
          Total expenses......................       17,986       17,944        13,451         13,758
                                                -----------   ----------    ----------     ----------
Income (loss) from continuing operations
  before income taxes.........................       (2,402)        (884)          (51)           850
Income taxes (benefit)........................         (595)        (485)         (122)           134
                                                -----------   ----------    ----------     ----------
Income (loss) from continuing operations......       (1,807)        (399)           71            716
Income from discontinued operations, net of
  taxes.......................................        2,076          705         1,407          2,082
                                                -----------   ----------    ----------     ----------
Cumulative preferred stock dividends (1)......           60           40            60             80
                                                -----------   ----------    ----------     ----------
Net income applicable to common stock.........  $       209   $      266    $    1,418     $    2,718
                                                ===========   ==========    ==========     ==========
EARNINGS (LOSS) PER COMMON SHARE:
Primary:
  Income (loss) from continuing operations....  $     (0.10)  $    (0.03)   $       --     $     0.04
  Income from discontinued operations.........         0.11         0.04          0.08           0.11
  Cumulative preferred stock dividends........           --           --            --             --
                                                -----------   ----------    ----------     ----------
  Net income applicable to common stock.......  $      0.01   $     0.01    $     0.08     $     0.15
                                                ===========   ==========    ==========     ==========
  Weighted-average number of common shares and
     common share equivalents outstanding.....   18,587,472   18,087,556    18,087,556     18,087,556
                                                ===========   ==========    ==========     ==========
Fully-diluted:
  Income (loss) from continuing operations....  $     (0.10)  $    (0.02)   $       --     $     0.04
  Income from discontinued operations.........         0.11         0.03          0.07           0.11
  Cumulative preferred stock dividends........           --           --            --          (0.01)
                                                -----------   ----------    ----------     ----------
  Net income applicable to common stock.......  $      0.01   $     0.01    $     0.07     $     0.14
                                                ===========   ==========    ==========     ==========
  Weighted-average number of common shares and
     common share equivalents outstanding.....   19,286,027   19,484,667    19,463,556     19,463,556
                                                ===========   ==========    ==========     ==========

---------------

(1) See Note 17 of Notes to Consolidated Financial Statements.

                      MEGO FINANCIAL CORP. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                (thousands of dollars, except per share amounts)
                                   (unaudited)


                                                                                          FEBRUARY 28,    AUGUST 31,
ASSETS                                                                                        1998          1997
                                                                                          ------------  ------------
Cash and cash equivalents                                                                 $      2,974  $     10,376
Restricted cash                                                                                  2,263         2,049
Notes receivable, net of allowance for cancellations and discounts of $13,177
    at February 28, 1998 and $11,341 at August 31, 1997                                         42,622        34,274
Interest only receivables, at fair value                                                         3,109         3,296
Timeshare interests held for sale                                                               36,639        35,088
Land and improvements inventory                                                                  2,185         2,206
Other investments                                                                                8,678         2,149
Property and equipment, net of accumulated depreciation of $13,373
    at February 28, 1998 and $15,292 at August 31, 1997                                         24,262        24,220
Deferred selling costs                                                                           3,283         3,153
Prepaid debt expenses                                                                            1,321         1,286
Other receivables                                                                                1,757            --
Other assets                                                                                     9,340         6,930
Net assets of discontinued operations                                                               --        53,276
                                                                                          ------------  ------------

                TOTAL ASSETS                                                              $    138,433  $    178,303
                                                                                          ============  ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
    Notes and contracts payable                                                           $     78,599  $     65,569
    Accounts payable and accrued liabilities                                                    16,991        17,202
    Reserve for notes receivable sold with recourse                                              6,408         8,703
    Deposits                                                                                     3,816         2,983
    Negative goodwill                                                                               33            53
    Accrued income taxes                                                                         6,235         6,235
                                                                                          ------------  ------------

                Total liabilities before subordinated debt                                     112,082       100,745
                                                                                          ------------  ------------

Subordinated debt                                                                                4,221         4,321
                                                                                          ------------  ------------

Stockholders' equity:
    Preferred stock, $.01 par value (authorized--5,000,000 shares, none outstanding)                --            --
    Common stock, $.01 par value (authorized--50,000,000 shares;  issued and
       outstanding--21,009,506 shares at February 28, 1998 and August 31, 1997)                    210           210
    Additional paid-in capital                                                                  12,789        34,524
    Retained earnings                                                                            9,131        38,503
                                                                                          ------------  ------------

                Total stockholders' equity                                                      22,130        73,237
                                                                                          ------------  ------------

                TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                $    138,433  $    178,303
                                                                                          ============  ============


           See notes to condensed consolidated financial statements.

                      MEGO FINANCIAL CORP. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (thousands of dollars, except per share amounts)
                                   (unaudited)


                                                                            SIX MONTHS ENDED
                                                                               FEBRUARY 28,
                                                                       ----------------------------
                                                                           1998            1997
                                                                       ------------    ------------
REVENUES OF CONTINUING OPERATIONS
    Timeshare interest sales, net                                      $     17,293    $     15,129
    Land sales, net                                                           6,584           7,774
    Gain on sale of notes receivable                                             --             890
    Interest income                                                           3,317           3,399
    Financial income                                                          2,004           1,329
    Incidental operations                                                     1,421           1,443
    Other                                                                     1,396           1,594
                                                                       ------------    ------------
                Total revenues of continuing operations                      32,015          31,558
                                                                       ------------    ------------

COSTS AND EXPENSES OF CONTINUING OPERATIONS
    Direct cost of:
       Timeshare interest sales                                               3,451           2,512
       Land sales                                                               813             734
       Incidental operations                                                  1,297           1,408
    Commissions and selling                                                  15,596          16,051
    General and administrative                                                8,886           8,274
    Interest expense                                                          3,478           4,267
    Depreciation                                                              1,142             933
                                                                       ------------    ------------
                Total costs and expenses of continuing operations            34,663          34,179
                                                                       ------------    ------------

LOSS FROM CONTINUING OPERATIONS
    BEFORE INCOME TAXES                                                      (2,648)         (2,621)

INCOME TAXES (BENEFIT)                                                           --          (2,925)
                                                                       ------------    ------------

INCOME (LOSS) FROM CONTINUING OPERATIONS                                     (2,648)            304

INCOME FROM DISCONTINUED OPERATIONS,
    NET OF INCOME TAXES OF $545 AND $2,078
    FOR THE THREE AND SIX MONTHS ENDED
    FEBRUARY 28, 1997, RESPECTIVELY, AND NET
    OF $568 AND $631 OF MINORITY INTEREST
    FOR THE THREE AND SIX MONTHS ENDED
    FEBRUARY 28, 1997, RESPECTIVELY                                              --           4,643
                                                                       ------------    ------------

NET INCOME (LOSS) APPLICABLE TO COMMON STOCK                           $     (2,648)   $      4,947
                                                                       ============    ============

EARNINGS (LOSS) PER COMMON SHARE
    Basic:
       Income (loss) from continuing operations                        $      (0.13)   $       0.02
       Income from discontinued operations                                       --            0.25
                                                                       ------------    ------------
       Net income (loss) applicable to common stock                    $      (0.13)   $       0.27
                                                                       ============    ============

    Weighted-average number of common shares and
       common share equivalents outstanding                              21,009,506      18,506,049
                                                                       ============    ============

    Diluted:
       Income (loss) from continuing operations                        $      (0.13)   $       0.01
       Income from discontinued operations                                       --            0.24
                                                                       ------------    ------------
       Net income (loss) applicable to common stock                    $      (0.13)   $       0.25
                                                                       ============    ============

    Weighted-average number of common shares and
       common share equivalents outstanding                              21,009,506      19,619,912
                                                                       ============    ============

           See notes to condensed consolidated financial statements.

                      MEGO FINANCIAL CORP. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                (thousands of dollars, except per share amounts)
                                   (unaudited)


                                                            COMMON STOCK
                                                           $.01 PAR VALUE           ADDITIONAL
                                                      -------------------------      PAID-IN         RETAINED
                                                        SHARES         AMOUNT        CAPITAL         EARNINGS         TOTAL
                                                      ----------     ----------     ----------      ----------      ----------

Balance at August 31, 1997                            21,009,506     $      210     $   34,524      $   38,503      $   73,237

Distribution of Mego Mortgage Corporation
   common stock in connection with the Spin-off
   (see Note 6 of Notes to Condensed Consolidated
    Financial Statements)                                     --             --        (21,735)        (21,441)        (43,176)

Adjustment of receivable from Mego Mortgage
   Corporation (See Note 5 of Notes to Condensed
   Consolidated Financial Statements)                         --             --             --          (5,283)         (5,283)

Net loss for the six months ended
   February 28, 1998                                          --             --             --          (2,648)         (2,648)
                                                      ----------     ----------     ----------      ----------      ----------

Balance at February 28, 1998                          21,009,506     $      210     $   12,789      $    9,131      $   22,130
                                                      ==========     ==========     ==========      ==========      ==========



           See notes to condensed consolidated financial statements.

                      Mego FINANCIAL CORP. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (thousands of dollars)
                                   (unaudited)

                                                                         SIX MONTHS ENDED FEBRUARY 28,
                                                                         -----------------------------
                                                                             1998             1997
                                                                         ------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income (loss)                                                      $   (2,648)   $    4,947
                                                                           ----------    ----------
    Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
       Amortization of negative goodwill                                          (20)          (14)
       Charges to allowance for cancellations                                  (3,288)       (7,137)
       Provision for cancellations                                              2,309         4,957
       Gain on sale of notes receivable                                            --          (832)
       Provision for uncollectible Owners' Association advances                  (403)         (275)
       Cost of sales                                                            4,264         3,246
       Depreciation                                                             1,142           933
       Gain on sale of stock of subsidiary                                         --         8,113
       Additions to interest only receivables                                      --          (602)
       Amortization of interest only receivables                                  187           123
       Repayments on notes receivable                                          18,503        18,186
       Additions to notes receivable                                          (25,872)      (21,692)
       Proceeds from sale of notes receivable                                      --        10,989
       Purchase of land and timeshare interests                                (5,794)       (7,891)
       Additions to other receivables                                          (3,485)           --
       Decreases in other receivables                                           6,545            --
       Changes in operating assets and liabilities:
          Decrease (increase) in restricted cash                                 (214)          343
          Increase in other assets                                             (4,337)         (327)
          Increase in deferred selling costs                                     (130)         (305)
          Decrease in accounts payable and accrued liabilities                   (211)         (666)
          Decrease in payable to assignors                                         --        (2,579)
          Increase (decrease) in deposits                                         833          (277)
          Increase in accrued income taxes                                         --         6,484
                                                                           ----------    ----------

             Total adjustments                                                 (9,971)       10,777
                                                                           ----------    ----------

                Net cash provided by (used in) operating activities           (12,619)       15,724
                                                                           ----------    ----------

NET CASH USED IN DISCONTINUED OPERATIONS                                           --       (10,240)
                                                                           ----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES
    Purchase of property and equipment                                         (1,544)       (4,045)
    Proceeds from the sale of property and equipment                              360             3
    Additions to other investments                                             (6,529)         (626)
    Payments on other investments                                                  --           746
                                                                           ----------    ----------

                Net cash used in investing activities                          (7,713)       (3,922)
                                                                           ----------    ----------

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from borrowings                                                   24,956        22,385
    Reduction of debt                                                         (11,926)      (22,958)
    Increase in common stock due to exercise of warrants                           --             3
    Increase in additional paid-in capital due to exercise of warrants             --           357
    Payments on subordinated debt                                                (424)           --
    Increase in subordinated debt                                                 324           207
                                                                           ----------    ----------

                Net cash provided by (used in) financing activities            12,930            (6)
                                                                           ----------    ----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                           (7,402)        1,556

CASH AND CASH EQUIVALENTS-- BEGINNING OF PERIOD                                10,376         2,742
                                                                           ----------    ----------

CASH AND CASH EQUIVALENTS-- END OF PERIOD                                  $    2,974    $    4,298
                                                                           ==========    ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
 Cash paid during the year for:
       Interest, net of amounts capitalized                                $    3,496    $    3,435
                                                                           ==========    ==========

SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITIES
    Issuance of 1,000,000 common stock warrants
     in connection with commitment received                                $       --    $    3,000
    Reduction of additional paid-in capital
     due to Spin-off of Mego Mortgage Corporation                             (21,735)           --
    Reduction of retained earnings due to Spin-off
     of Mego Mortgage Corporation                                             (21,441)           --
    Adjustment of receivable from Mego Mortgage
     Corporation                                                               (5,283)           --



            See notes to condensed consolidated financial statements.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998 AND 1997
                                  (unaudited)


1.  FINANCIAL STATEMENTS

           In the opinion of management, when read in conjunction with the audited Consolidated Financial Statements for the years ended August 31, 1997 and 1996, contained in the Form 10-K of Mego Financial Corp. (Mego Financial) filed with the Securities and Exchange Commission for the year ended August 31, 1997, the accompanying unaudited Condensed Consolidated Financial Statements contain all of the information necessary to present fairly the financial position of Mego Financial and Subsidiaries at February 28, 1998, the results of its operations for the six months ended February 28, 1998 and 1997, the change in stockholders' equity for the six months ended February 28, 1998 and the cash flows for the six months ended February 28, 1998 and 1997. All intercompany accounts between Mego Financial and its subsidiaries have been eliminated. Certain reclassifications have been made to conform prior periods with the current period presentation. The accompanying Condensed Consolidated Statements of Operations reflect the operating results of Mego Mortgage Corporation (MMC) for prior periods as discontinued operations in accordance with Accounting Principles Board (APB) Opinion No. 30. Prior period financial results have been restated to reflect continuing operations. The footnote information presented herein applies only to the continuing operations of Mego Financial unless otherwise stated. See Note 6 for further discussion.

           The preparation of financial statements in conformity with generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the opinion of management, all material adjustments necessary for the fair presentation of these statements have been included herein which are normal and recurring in nature. The results of operations for the six months ended February 28, 1998 are not necessarily indicative of the results to be expected for the full year.

2.  NATURE OF OPERATIONS

           Mego Financial is a specialty financial services company that, through its subsidiary, Preferred Equities Corporation (PEC), is engaged primarily in originating, selling, servicing and financing consumer receivables generated through timeshare and land sales. Mego Financial and its subsidiaries are also herein collectively referred to as "the Company" as the context requires. Mego Financial was incorporated under the laws of the state of New York in 1954 under the name Mego Corp. and, in 1992, changed its name to Mego Financial Corp.

           In 1992, Mego Financial organized a subsidiary, MMC, a specialized consumer finance company that originates, purchases, sells, securitizes and services consumer loans consisting primarily of debt consolidation loans and to a lesser extent conventional uninsured home improvement loans. After an initial public offering (the IPO) of MMC common stock in November 1996, Mego Financial held 81.3% of the outstanding stock of MMC. On September 2, 1997, Mego Financial distributed all of its remaining 10,000,000 shares of MMC's common stock to Mego Financial's shareholders in a tax-free spin-off (the Spin-off). See Note 6.

3.  PREFERRED EQUITIES CORPORATION

           PEC markets and finances timeshare interests and land in select resort areas. By providing financing to virtually all of its customers, PEC also originates consumer receivables that it sells and generally services. In February 1988, Mego Financial acquired PEC, pursuant to an assignment by the Assignors (Comay Corp., Growth Realty Inc., RER Corp., and H&H Financial, Inc.) of their contract right to purchase PEC.

           To facilitate its sales of timeshare interests, the Company has entered into several trust agreements. The trustees administer the collection of the related notes receivable. The Company has assigned title to certain of its resort properties in Nevada and its interest in certain related notes receivable to the trustees.

                      MEGO FINANCIAL CORP. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
              FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998 AND 1997
                                   (unaudited)


4.  MERGER AGREEMENT WITH SYCAMORE PARTNERS

           On March 27, 1998, the Company announced that it had entered into a definitive merger agreement under which it is to be acquired by Sycamore Partners, LLC ("Sycamore"). Sycamore is to be financed by Blackacre Capital Group, L.P., a real estate investment fund. Under the terms of the merger, the Company shareholders are to receive cash based upon a price of $6.00 per share, less an adjustment related to a receivable from MMC on the Company's financial statements. The adjustment is expected to be at least $0.25 per share but not more than $0.29 per share so that the per share price to be received by shareholders would be a minimum of $5.71 per share up to an estimated maximum of $5.75 per share. See Note 5.

           The aggregate value of this transaction would be approximately $120,000,000 plus the Company's outstanding indebtedness. The completion of the acquisition is subject to approval by the holders of two-thirds of the Company's outstanding common stock, customary regulatory approvals and the satisfaction of certain other conditions set forth in the merger agreement.

5.  ADJUSTMENT OF RECEIVABLE FROM MEGO MORTGAGE CORPORATION

           In April 1998, an agreement was made to adjust the income tax portion of a receivable in the amount of $5,283,000 that MMC owed the Company under a Tax Allocation and Indemnity Agreement dated November 19, 1996. MMC owed the Company an estimated total of $6,152,000, $5,283,000 of which was a result of filing a consolidated federal income tax return with the Company's affiliated group prior to the Spin-off under such Tax Allocation and Indemnity Agreement dated November 19, 1996. Following this transaction, MMC will owe the Company $869,000.

6.  DISCONTINUED OPERATIONS OF MEGO MORTGAGE CORPORATION

           On September 2, 1997, Mego Financial distributed all of its 81.3% interest in MMC comprised of 10,000,000 shares of MMC's common stock to Mego Financial's shareholders in the Spin-off. MMC's financial results have been accounted for as discontinued operations and, accordingly, the Company reclassified its Condensed Consolidated Financial Statements for all periods presented prior to that date. The net effect of the Spin-off resulted in the Company recording an equity distribution in the amount of $43,176,000 in fiscal 1998, comprised of $21,735,000 of additional paid-in capital and $21,441,000 of retained earnings.

7.  RECENTLY ISSUED ACCOUNTING STANDARDS

           Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long Lived Assets to Be Disposed Of," (SFAS 121) was issued by the Financial Accounting Standards Board (FASB) in March 1995, and effective for fiscal years beginning after December 15, 1995. SFAS 121 requires that long-lived assets be reviewed for impairment and written down to fair value whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Under the provisions of SFAS 121, impairment losses are recognized when expected future cash flows are less than the assets' carrying value. The Company has not recorded any expense related to impairment losses since adoption of SFAS 121.

           The FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (SFAS 125) in June 1996. SFAS 125 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. This statement also provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. It requires that liabilities and derivatives incurred or obtained by transferors as part of a transfer of financial assets be initially measured at fair value. SFAS 125 also requires that servicing assets be measured by allocating the carrying amount between the assets sold and retained interests based on their relative fair values at the date of transfer. Additionally, this statement requires that the servicing assets and liabilities be subsequently measured by (a) amortization in proportion to and over the period of estimated net servicing income or loss and
(b)

                      MEGO FINANCIAL CORP. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
          FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998 AND 1997
                                   (unaudited)



assessment for asset impairment or increased obligation based on their fair values. SFAS 125 requires the Company's excess servicing rights be measured at fair market value and reclassified as interest only receivables and accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." As required by SFAS 125, the Company adopted the new requirements effective January 1, 1997. Implementation of SFAS 125 did not have any material impact on the financial statements of the Company, as the book value of the Company's interest only receivables approximated fair value.

           SFAS No. 128, "Earnings per Share," (SFAS 128) was issued by the FASB in March 1997, effective for financial statements issued after December 15, 1997. SFAS 128 provides simplified standards for the computation and presentation of earnings per share (EPS), making EPS comparable to international standards. SFAS 128 requires dual presentation of "Basic" and "Diluted" EPS, by entities with complex capital structures, replacing "Primary" and "Fully-diluted" EPS under APB Opinion No. 15.

           Basic EPS excludes dilution from common stock equivalents and is computed by dividing income (loss) available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution from common stock equivalents, similar to fully-diluted EPS, but uses only the average stock price during the period as part of the computation.

           An entity that reports discontinued operations is required to present Basic and Diluted EPS for each of the income related line items. Data utilized in calculating pro forma earnings per share under SFAS 128 are as follows (thousands of dollars, except share amounts):

                                                            ,     SIX MONTHS ENDED FEBRUARY 28,
                                                                 ------------------------------
                                                                     1998              1997
                                                                 ------------      ------------
BASIC EPS
   Income (loss) from continuing operations                      $     (2,648)     $        304
   Income from discontinued operations                                     --             4,643
                                                                 ------------      ------------
   Net income (loss)                                             $     (2,648)     $      4,947
                                                                 ============      ============

   Weighted-average number of common shares outstanding            21,009,506        18,506,049
                                                                 ============      ============

DILUTED EPS
   Income (loss) from continuing operations                      $     (2,648)     $        304
   Income from discontinued operations                                     --             4,643
                                                                 ------------      ------------
   Net income (loss)                                             $     (2,648)     $      4,947
                                                                 ============      ============

   Weighted-average number of common shares and common
      share equivalents outstanding                                21,009,506        19,619,912
                                                                 ============      ============

                      MEGO FINANCIAL CORP. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
              FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998 AND 1997
                                   (unaudited)



           The following tables reconcile income (loss)from continuing operations, basic and diluted shares and EPS for the following periods (thousands of dollars, except per share amounts):



                                        SIX MONTHS ENDED FEBRUARY 28, 1998                SIX MONTHS ENDED FEBRUARY 28, 1997
                                   ---------------------------------------------      -------------------------------------------
                                                                       PER SHARE                                       PER SHARE
                                      INCOME             SHARES         AMOUNT           INCOME          SHARES          AMOUNT
                                   ------------        ----------      ---------      ------------     ----------     -----------
Income (loss) from continuing
   operations                      $     (2,648)                                      $        304

BASIC EPS
Income (loss) from continuing
   operations                            (2,648)       21,009,506      $   (0.13)              304     18,506,049     $      0.02
                                   ------------      ------------      =========      ------------     ----------     ===========

Effect of dilutive securities:
      Warrants                               --                --                               --        841,497
      Stock options                          --                --                               --        272,366
                                   ------------      ------------                     ------------     ----------

DILUTED EPS
Income (loss) from continuing
   operations and assumed
   conversions                     $     (2,648)       21,009,506      $   (0.13)     $        304     19,619,912     $      0.01
                                   ============      ============      =========      ============     ==========     ===========

                      MEGO FINANCIAL CORP. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
              FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998 AND 1997
                                   (unaudited)



           The following tables reconcile income from discontinued operations, net of taxes and minority interest, basic and diluted shares, and EPS for the following periods (thousands of dollars, except per share amounts):


                                        SIX MONTHS ENDED FEBRUARY 28, 1998            SIX MONTHS ENDED FEBRUARY 28, 1997
                                   -------------------------------------------     ----------------------------------------
                                                                    PER SHARE                                     PER SHARE
                                      INCOME         SHARES          AMOUNT          INCOME          SHARES         AMOUNT
                                   -----------     -----------     -----------     -----------     ----------     ---------
Income from discontinued
   operations                      $        --                                     $     5,274
Less:  Minority interest in
   discontinued operations                  --                                             631
                                   -----------                                     -----------

BASIC EPS
Income from discontinued
   operations                               --      21,009,506     $        --           4,643     18,506,049     $    0.25
                                   -----------     -----------     ===========     -----------     ----------     =========

Effect of dilutive securities:
      Warrants                              --              --                              --        841,497
      Stock options                         --              --                              --        272,366
                                   -----------     -----------                     -----------     ----------

DILUTED EPS
Income from discontinued
   operations and assumed
   conversions                     $        --      21,009,506     $        --     $     4,643     19,619,912     $    0.24
                                   ===========     ===========     ===========     ===========     ==========     =========

                      MEGO FINANCIAL CORP. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
              FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998 AND 1997
                                   (unaudited)


           The following tables reconcile the net income (loss) applicable to common shareholders, basic and diluted shares and EPS for the following periods (thousands of dollars, except per share amounts):



                                        SIX MONTHS ENDED FEBRUARY 28, 1998               SIX MONTHS ENDED FEBRUARY 28, 1997
                                   --------------------------------------------      -------------------------------------------
                                                                    PER SHARE                                         PER SHARE
                                     INCOME           SHARES          AMOUNT           INCOME          SHARES          AMOUNT
                                   -----------      -----------     -----------      -----------     -----------     -----------
Net income (loss)                  $    (2,648)                                      $     4,947

BASIC EPS
Income (loss) applicable to
   common stockholders                  (2,648)      21,009,506     $     (0.13)           4,947      18,506,049     $      0.27
                                   -----------      -----------     ===========      -----------     -----------     ===========

Effect of dilutive securities:
      Warrants                              --               --                               --         841,497
      Stock Options                         --               --                               --         272,366
                                   -----------      -----------                      -----------     -----------

DILUTED EPS
Income (loss) applicable to
   common stockholders and
   assumed conversions             $    (2,648)      21,009,406     $     (0.13)     $     4,947      19,619,912     $      0.25
                                   ===========      ===========     ===========      ===========     ===========     ===========

           As a result of Mego Financial's loss from continuing operations for the six months ended February 28, 1998, incentive stock options outstanding to purchase 368,500 shares of Mego Financial's common stock were considered antidilutive under SFAS 128 requirements and therefore were not included in the weighted-average number of common shares.

                      MEGO FINANCIAL CORP. AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
              FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998 AND 1997
                                   (unaudited)


8.  STOCKHOLDERS' EQUITY

           Mego Financial's stock option plan (Stock Option Plan) was increased by 500,000 shares upon shareholder approval which was obtained on September 9, 1997. On September 3, 1997, an additional 348,500 incentive stock options were granted under the Stock Option Plan to employees at fair market value, which was authorized by the Stock Option Committee, of which 15,000 are subject to future shareholder approval of certain amendments to the Stock Option Plan in accordance with applicable law. The total number of options outstanding is 393,500 which includes 45,000 options which were previously outstanding. There were no options exercisable under this plan at February 28, 1998, however, upon consummation of the merger described in Note 4, substantially all of these options will be 100% vested and therefore exercisable.

           The Spin-off resulted in a distribution by the Company of $21,735,000 of additional paid-in capital and $21,441,000 of retained earnings. These equity amounts related to MMC which, as a result of the Spin-off, is no longer owned by the Company. See Note 6.

                                                                      APPENDIX A

===============================================================================


                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

                                      Among


                             SYCAMORE PARTNERS, LLC


                           SYCAMORE ACQUISITION CORP.


                                       and


                              MEGO FINANCIAL CORP.


                              Dated March 25, 1998

===============================================================================

                                TABLE OF CONTENTS

                                                                                                      Page
I.    THE MERGER
          1.1.  Merger; Surviving Corporation............................................................2
          1.2.  Certificate of Incorporation.............................................................2
          1.3.  By-Laws..................................................................................2
          1.4.  Directors and Officers...................................................................2
          1.5.  Closing of Merger; Effective Time........................................................2
          1.6.  Conversion of Shares.....................................................................3
          1.7.  Purchaser Common Shares..................................................................4
          1.8.  Payment of Merger Consideration; Surrender of
                     Shares..............................................................................4
          1.9.  Options for Shares.......................................................................6
          1.10. Distribution of MMC Receivable...........................................................7

II.   REPRESENTATIONS AND WARRANTIES OF COMPANY
          2.1.  Organization and Authorization, etc......................................................7
          2.2.  Subsidiaries.............................................................................8
          2.3.  Non-Contravention........................................................................9
          2.4.  Approvals................................................................................9
          2.5.  Capital Shares..........................................................................10
          2.6.  Financial Statements; Liabilities.......................................................10
          2.7.  Periodic SEC Filings....................................................................11
          2.8.  Changes.................................................................................12
          2.9.  Taxes...................................................................................13
          2.10. Material Contracts......................................................................15
          2.11. Properties..............................................................................16
          2.12. Litigation..............................................................................16
          2.13. Permits; Compliance With Law............................................................16
          2.14. Employee Plans..........................................................................17
          2.15. Patents, Trademarks, etc................................................................19
          2.16. Insurance...............................................................................19
          2.17. No Brokers..............................................................................19
          2.18. Disclosure..............................................................................19
          2.19. Certain Relationships and Related
                     Transactions.......................................................................20
          2.20  Liabilities Related to
                     Mego Mortgage Corporation..........................................................20
          2.21  Environmental Matters...................................................................20
          2.22  Labor Matters...........................................................................21

III.  REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER
          3.1.  Organization and Authorization, etc.....................................................21
          3.2.  Non-Contravention.......................................................................22
          3.3.  Approvals...............................................................................22
          3.4.  No Brokers..............................................................................23


          3.5.  Disclosure .............................................................................23
          3.6.  Financing...............................................................................23
          3.7.  Authorization and Determination ........................................................23

IV.   COVENANTS OF COMPANY
          4.1.  Conduct of Business.....................................................................23
          4.2.  Access and Information..................................................................26
          4.3.  No Solicitation.........................................................................27
          4.4.  Fiduciary Duties .......................................................................28
          4.5.  Indemnification ........................................................................28

V.    ADDITIONAL AGREEMENTS
          5.1.  Shareholders' Meeting...................................................................30
          5.2.  Proxy Statement.........................................................................31
          5.3.  Compliance with Conditions Precedent, etc...............................................32
          5.4.  Certain Notifications...................................................................32
          5.5.  Adoption by Purchaser...................................................................33
          5.6.  Expenses................................................................................33
          5.7.  Public Announcements....................................................................33
          5.8.  Company Board Representation............................................................33

VI.   CONDITIONS TO THE MERGER
          6.1.  Conditions to the Merger................................................................34
          6.2.  Conditions to Parent's and Purchaser's
                     Obligations to Effect the Merger...................................................34
          6.3.  Conditions to Company's Obligations
                     to Effect the Merger...............................................................36

VII.  TERMINATION, AMENDMENT AND WAIVER
          7.1.  Termination.............................................................................37
          7.2.  Effect of Termination...................................................................38
          7.3.  Break-Up Fee and Expenses.  ............................................................39
          7.4.  Liquidated Damages......................................................................40
          7.5.  Amendment...............................................................................40
          7.6.  Waiver..................................................................................41

VIII. GENERAL PROVISIONS
          8.1.  Definitions.............................................................................41
          8.2.  Non-Survival of Representations,
                     Warranties and Agreements..........................................................46
          8.3.  Notices.................................................................................46
          8.4.  Severability............................................................................47
          8.5.  Miscellaneous...........................................................................47
          8.6.  WAIVER OF JURY TRIAL....................................................................49

                          AGREEMENT AND PLAN OF MERGER

                  This AGREEMENT AND PLAN OF MERGER (the "AGREEMENT") is made and entered into as of March 25, 1998 by and among SYCAMORE PARTNERS, LLC, a Delaware limited liability company ("PARENT"), SYCAMORE ACQUISITION CORP., a New York corporation which is wholly owned by Parent ("PURCHASER"), and MEGO FINANCIAL CORP., a New York corporation ("COMPANY").

                                    RECITALS

                  Parent and the Boards of Directors of Purchaser and Company have each determined that it is in the best interests of their respective members and shareholders for Parent to acquire Company upon the terms and subject to the conditions set forth herein.

                  It is proposed that the acquisition of Company by Parent shall be effected in accordance with this Agreement through a merger (the "MERGER") of Purchaser with and into Company by which, among other things, all shareholders of Company (other than those validly exercising appraisal rights under the Business Corporation Law of the State of New York (the "BCL")) would receive $6.00 per share (such amount being hereinafter referred to as the "PER SHARE AMOUNT") net to the shareholder in cash, for each existing and outstanding common share, par value $.01, of Company ("COMPANY COMMON SHARES," shares of Company Common Shares being hereinafter referred to as "SHARES") surrendered by such shareholder pursuant to the Merger.

                  As a condition to the willingness of Parent and Purchaser to enter into this Agreement, the holders of approximately 42% of the Shares are simultaneously herewith entering into a certain Voting Agreement, dated as of the date hereof, with Parent (the "VOTING AGREEMENT").

                  The Board of Directors of Company (the "BOARD") has approved the Merger upon the terms and subject to the conditions set forth herein, and the terms of the Voting Agreement and the acquisition by Parent or its assignee of Shares under the circumstances provided for therein.

                  In consideration of the foregoing recitals and the mutual agreements hereinafter set forth, the parties agree as follows:

                                   ARTICLE I.

                                   THE MERGER

                  1.1. MERGER; SURVIVING CORPORATION. In accordance with the provisions of this Agreement and the BCL, at the Effective Time, Purchaser shall be merged with and into Company, and Company shall be the surviving corporation (hereinafter sometimes called the "SURVIVING CORPORATION") and shall continue its corporate existence under the laws of the State of New York. At the Effective Time the separate corporate existence of Purchaser shall cease. All properties, franchises and rights belonging to Company and Purchaser, by virtue of the Merger and without further act or deed, shall be deemed to be vested in the Surviving Corporation, which shall thenceforth be responsible for all the liabilities and obligations of each of Purchaser and Company.

                  1.2. CERTIFICATE OF INCORPORATION. At the Effective Time, the Certificate of Incorporation of Purchaser shall be the Certificate of Incorporation of the Surviving Corporation. The Certificate of Incorporation of Purchaser as in effect immediately prior to the Effective Time shall thereafter continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until further altered or amended as provided therein or by law.

                  1.3. BY-LAWS. The By-Laws of Purchaser in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation until altered, amended or repealed as provided therein and in the Certificate of Incorporation of the Surviving Corporation.

                  1.4. DIRECTORS AND OFFICERS. The directors of Purchaser shall be the directors of the Surviving Corporation. The officers of Purchaser shall be the officers of the Surviving Corporation. Each of such directors and officers shall hold office in accordance with the Certificate of Incorporation and By-Laws of the Surviving Corporation.

                  1.5. CLOSING OF MERGER; EFFECTIVE TIME. (a) As soon as practicable after the meeting of shareholders contemplated in Section 5.1 and the satisfaction or, if permissible, waiver of the conditions set forth in
Article VI, but not later than the second business day after the satisfaction or waiver thereof, a closing of the Merger (the "CLOSING") shall be held at the offices of Kronish, Lieb, Weiner & Hellman LLP, 1114 Avenue of the Americas, New York, New York 10036, or such other place as shall be agreed to by the parties, for the purpose of confirming the satisfaction or waiver, as the case may be, of the conditions to the Merger set forth in Article VI and delivering any instruments or documents which need to be delivered in connection with the Merger. Parent shall notify Company of the Closing Date.

                  (b) The Merger shall become effective at the time of filing of a certificate of merger with the Secretary of State of the State of New York in accordance with the provisions of Section 906 of the BCL (the "CERTIFICATE OF MERGER"), or at a later time specified as the effective time in the Certificate of Merger, which Certificate of Merger shall be so filed on, or as soon as practicable after, the Closing Date. The date and time when the Merger shall become effective are referred to herein as the "EFFECTIVE TIME."

                  1.6. CONVERSION OF SHARES. (a) Each Share issued and outstanding immediately prior to the Effective Time (other than Company Common Shares to be cancelled as set forth in Sections 1.6(b) and 1.6(c)) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into, exchanged for and represent the right to receive in cash the Merger Consideration, payable, without interest, to the holder of such Share, upon surrender, in the manner described below, of the certificate that formerly evidenced such Share.

                  (b) Each Share issued and outstanding immediately prior to the Effective Time which is then owned beneficially or of record by Parent or any Subsidiary of Parent shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and cease to exist, without any conversion thereof.

                  (c) Each Share held in Company's treasury immediately prior to the Effective Time shall, by virtue of the Merger, be cancelled and retired and cease to exist, without any conversion thereof. Except with respect to the Shares held as nominee by the Company or any Subsidiary as set forth on Schedule 1.6(c) of the Disclosure Letter, each Share held by any Subsidiary of Company shall, by virtue of the Merger, be cancelled and retired and cease to exist, without any conversion thereof.

                  (d) Notwithstanding anything in this Section 1.6 to the contrary, Shares which are issued and outstanding immediately prior to the Effective Time and which are held by shareholders of Company who have not voted such Shares in favor of the Merger and who shall have properly exercised their rights of appraisal for such Shares in the manner provided by the BCL (the "DISSENTING SHARES") shall not be converted into or be exchangeable for the right to receive the Merger Consideration, unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost his right to appraisal and payment, as the case may be. If such holder shall have so failed to perfect or shall have effectively withdrawn or lost such right, his Shares shall thereupon be deemed to have been converted into and to have become exchangeable for, at the Effective Time, the right to receive the Merger Consideration, without any interest thereon. Company shall give Parent prompt notice of any Dissenting Shares (and shall also give Parent prompt notice of any withdrawals of such demands for appraisal rights) and, to the extent permitted by law, Parent shall have the right to direct all negotiations and proceedings with respect to any such demands. Neither Company nor the Surviving Corporation shall, except with the prior written consent of Parent, voluntarily make any payment with respect to, or settle or offer to settle, any such demand for appraisal rights. Shareholders of Company who shall have perfected their right of appraisal and not withdrawn or otherwise lost such right of appraisal, shall be entitled to receive payment of the appraised value of the Shares held by them in accordance with the provisions of Sections 623 and 910 of the BCL.

                  1.7. PURCHASER COMMON SHARES. Each common share of Purchaser issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Purchaser or the holder thereof, be converted into and become one fully paid and nonassessable common share of the Surviving Corporation. From and after the Effective Time, each outstanding certificate theretofore representing common shares of Purchaser shall be deemed for all purposes to evidence ownership of and to represent the number of common shares of Surviving Corporation into which such common shares of Purchaser shall have been converted. Promptly after the Effective Time, the Surviving Corporation shall issue to Parent a share certificate or certificates representing an appropriate number of common shares of Surviving Corporation in exchange for the certificate or certificates that formerly represented common shares of Purchaser, which shall be surrendered by Parent and cancelled.

                  1.8. PAYMENT OF MERGER CONSIDERATION; SURRENDER OF SHARES. (a) Prior to the Effective Time, Parent shall make available, by transferring to the Exchange Agent for the benefit of the shareholders of Company (including the beneficial owners of the Shares set forth on Schedule 1.6(c) of the Disclosure Letter) and the holders of outstanding options described in Section 1.9, such amount of cash as shall be payable in exchange for outstanding Shares pursuant to Section 1.6 and such outstanding options. Such funds shall be invested by the Exchange Agent as directed by the Surviving Corporation, PROVIDED that such investments shall be in obligations of or guaranteed by the United States of America or of any agency thereof and backed by the full faith and credit of the United States of America, or in deposit accounts, certificates of deposit or banker's acceptances of, repurchase or reverse repurchase agreements with, or Eurodollar time deposits purchased from, commercial banks with capital, surplus and undivided profits aggregating in excess of $50 million (based on the most recent financial statements of such bank which are then publicly available at the SEC or otherwise).

                  (b) As soon as practicable after the Effective Time, the Exchange Agent shall mail to each holder of record (other than to holders of Company Common Shares to be cancelled as set forth in Section 1.6(b) or 1.6(c) or Dissenting Shares) of a certificate or certificates that immediately prior to the Effective Time represented Shares (the "CERTIFICATES") (I) a form letter of transmittal (which shall be in customary form and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent) and (II) instructions for effecting the surrender of the Certificates in exchange for the Merger Consideration.

                  (c) Upon surrender of a Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly executed, and such other agreements as the Exchange Agent shall reasonably request, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration, and the Certificate so surrendered shall forthwith be cancelled. Until surrendered as contemplated by this Section 1.8, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration with respect to the Shares formerly represented thereby. No interest shall accrue or be paid on the Merger Consideration payable upon the surrender of any Certificate.

                  (d) Any amounts of cash delivered or made available to the Exchange Agent pursuant to this Section 1.8 and not exchanged for Certificates or applied to payment to the holders of options within six months after the Effective Time pursuant to this Section 1.8 or Section 1.9 shall be returned by the Exchange Agent to the Surviving Corporation, which thereafter shall act as Exchange Agent subject to the rights of holders of unsurrendered Certificates under this Article I. Thereafter such holders shall be entitled to look to the Surviving Corporation (subject to abandoned property, escheat and other similar laws) only as general creditors thereof with respect to any Merger Consideration that may be payable upon due surrender of the Certificates held by them. Notwithstanding the foregoing, neither the Surviving Corporation nor the Exchange Agent shall be liable to any holder of a Share for any Merger Consideration delivered in respect of such Share to a public official pursuant to any abandoned property, escheat or other similar law.

                  (e) If any payment of the Merger Consideration is to be made to a Person other than the Person in whose name the Certificate surrendered is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a Person other than the registered holder of the Certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable.

                  (f) In the event any certificate representing Shares shall have been lost, stolen or destroyed, upon the making of an appropriate affidavit of that fact by the shareholder claiming such certificate to be lost, stolen or destroyed, such shareholder shall be paid the Merger Consideration in respect of such Shares; PROVIDED, HOWEVER, that when the Merger Consideration is paid to such shareholder, the Surviving Corporation, as a condition precedent to such payment, may require the claiming Person to give the Surviving Corporation a bond or indemnification in such form and sum as the Surviving Corporation may reasonably direct as indemnity against any claim that may be made against the Surviving Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                  (g) After the Effective Time, there shall be no further registration of transfers on the share transfer books of the Surviving Corporation of the Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates representing such Shares are presented to the Surviving Corporation, they shall be cancelled and exchanged for the Merger Consideration as provided in this Article I.

                  1.9. OPTIONS FOR SHARES. Prior to the Effective Time, Company shall take all actions necessary (and Parent and Purchaser consent to the taking of such actions) so that all options outstanding immediately prior to the Effective Time under any option plan, including, without limitation, Company's Employee Stock Option Plan, shall be cancelled and terminated at the Effective Time and that each holder of such options shall receive in the Merger (by mailing to an address specified by Company by written notice given to Purchaser and the Exchange Agent prior to the Effective Time) a cash payment equal to the excess, if any, of (A) the Merger Consideration times the number of Shares subject to such options held by such holder (to the extent then exercisable at prices not in excess of the Merger Consideration), over (B) the aggregate exercise price of such options held by such holder. From and after the date hereof, except as permitted by Section 4.1(i) or Section 4.4, no



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

additional options and no warrants shall be granted under any Company stock option plans or otherwise.

                  1.10. DISTRIBUTION OF MMC RECEIVABLE. Notwithstanding anything to the contrary contained herein, prior to the Effective Time, unless the Company has received property and proceeds (other than cash) on account of, in exchange for or in payment of the MMC Receivable and has received notice from Parent or Purchaser that no distribution of the MMC Receivable should be made, Company shall cause the MMC Receivable to be distributed to a trustee to hold in trust for the benefit of the shareholders of Company and the holders of options as described in Section 1.9 at the Effective Time. Prior to any such distribution, the Company shall, if appropriate, make an entry in its books to effect the write-down of the MMC Receivable to its value at the time of such distribution. Any such write-down shall not be deemed to constitute a Material Adverse Event or Material Adverse Change.

                                   ARTICLE II.

                    REPRESENTATIONS AND WARRANTIES OF COMPANY

                  Company represents and warrants to Parent and Purchaser as follows:

                  2.1. ORGANIZATION AND AUTHORIZATION, ETC. (a) Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, has the corporate power and authority to own, lease and operate all of its properties and assets and to carry on its business, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business or the ownership of its properties or both makes such qualification necessary, except where failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect. Company has delivered to Parent and Purchaser complete and correct copies of its Certificate of Incorporation and By-Laws, as amended and in effect on the date of this Agreement. Company has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board and, except for the approval of its shareholders, no other corporate proceedings on the part of Company are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Company and, assuming this Agreement constitutes the legal, valid and binding Agreement of the other parties hereto, this Agreement constitutes the legal, valid and binding agreement of Company, enforceable against


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
Company in accordance with its terms, except as limited by applicable insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally.

                  (b) Without limitation of Section 2.1(a), (i) the Board, at a meeting duly called and held on March 20, 1998 and continued on March 23 and March 24, 1998, has, without dissenting vote, (A) determined that this Agreement and the transactions contemplated hereby are fair to and in the best interests of the holders of Shares, (B) recommended that the holders of Shares approve and adopt this Agreement and the transactions contemplated hereby, and (C) approved, for purposes of Section 912 of the BCL, the Voting Agreement, the acquisition by Parent of proxies to vote Shares pursuant thereto, and the acquisition by Parent or its assignee of Shares pursuant to the exercise of rights granted in the Voting Agreement, and (ii) NationsBanc Montgomery Securities, Inc. has delivered to the Board its written opinion that the consideration to be received by the holders of Shares pursuant to the Merger is fair to the holders of Shares from a financial point of view. The approval set forth in clause (i) of the immediately preceding sentence satisfies, among other things, the restrictions on business combinations contained in Section 912 of the BCL with respect to the transactions contemplated hereby and any future business combination between Parent or any of its Subsidiaries and Company in the event that Parent becomes an "interested shareholder" in Company, within the meaning of Section 912 of the BCL, as the result of its entering into, or its exercise of rights granted, in the Voting Agreement.

                  2.2. SUBSIDIARIES. (a) Schedule 2.2(a) of the Disclosure Letter sets forth the name of each Subsidiary of Company, and with respect to each Subsidiary, the jurisdiction in which it is incorporated or organized, the jurisdictions, if any, in which it is qualified to do business, the number of shares of its authorized capital stock, the number and class of shares thereof duly issued and outstanding, the names of all shareholders or equity owners and the number of shares owned by each shareholder or the amount of equity owned by each equity owner. Company owns all of the issued and outstanding shares of stock of PEC, subject to a pledge to secure subordinated debt as described in
Schedule 2.2(a)(1) of the Disclosure Letter.

         (b) Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the corporate power and authority to own, lease and operate all of its properties and assets and to carry on its business, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business or the ownership of its properties or both makes such qualification necessary, except where failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect. Company has delivered to Parent and Purchaser complete and correct copies of the Certificate of Incorporation and By-Laws of each Subsidiary, as amended and in effect on the date of this Agreement.

         (c) Except as set forth on Schedule 2.2(c) of the Disclosure Letter, there are not outstanding any offers, subscriptions, options, warrants, rights or other agreements or commitments obligating Company or any Subsidiary to issue or sell, or cause to be issued or sold, any shares of the capital stock of any Subsidiary or any securities or obligations convertible into or exchangeable for or giving any Person any right to acquire any such shares, securities or other obligations, or obligating Company or any Subsidiary to enter into any such agreement or commitment.

                  2.3. NON-CONTRAVENTION. Except as set forth on Schedule 2.3 of the Disclosure Letter, the execution and delivery of this Agreement and, subject to any applicable approval of this Agreement by Company's shareholders and compliance with the applicable regulatory requirements set forth in Section 2.4, the consummation of the transactions contemplated hereby will not (A) violate any provision of the Certificate of Incorporation or By-Laws of Company or any of its Subsidiaries, (B) violate any material provision of or result in the breach or the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any material obligation under, any material mortgage, lien, lease, agreement, license, instrument, order, arbitration award, judgment or decree to which Company or any of its Subsidiaries is a party or by which it is bound, (C) result in the creation or imposition of any material lien, charge, pledge, security interest or other encumbrance upon any material property of Company or any of its Subsidiaries or
(D) violate or conflict with any law, ordinance or rule to which Company or any of its Subsidiaries, or any of their respective property or assets, is subject.

                  2.4. APPROVALS. Except as set forth on Schedule 2.4 of the Disclosure Letter, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any third party is required in connection with the execution and delivery of this Agreement by Company or the consummation by Company of the transactions contemplated hereby, except for (A) the filing of a Notification and Report Form by Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), (b) filings and approvals required by the securities or blue sky laws of the various states or securities laws of the United States, (c) the authorization of the Public Utilities Commission of Nevada, (d)


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
the filing of a Certificate of Merger with the Secretary of State of the State of New York, and (e) consents, approvals, orders or authorizations, the failure to obtain which would not have a Material Adverse Effect.

                  2.5. CAPITAL SHARES. The authorized capital shares of Company consist of (i) 50,000,000 Common Shares, $.01 par value per share, of which 21,009,506 Shares are issued and outstanding, and (ii) 5,000,000 Preferred Shares, $.01 par value per share, none of which are issued and outstanding. All outstanding Company Common Shares are duly authorized, validly issued, fully paid and nonassessable. As of the date hereof, Company had reserved 393,500 Company Common Shares for issuance upon the exercise of outstanding stock options granted to employees or directors of Company, including 15,000 that remain subject to approval of certain amendments to Company's stock option plan by Company's shareholders. Except as set forth herein, on Schedule 2.5 of the Disclosure Letter, or in the SEC Documents referred to in Section 2.7, there are not outstanding any offers, subscriptions, options, warrants, rights or other agreements or commitments obligating Company to issue or sell, or cause to be issued or sold, or to redeem, any of the capital shares of Company or any securities or obligations convertible into or exchangeable for or giving any Person any right to acquire any of such capital shares, or obligating Company to enter into any such agreement or commitment. Company is not a party to any voting trust, shareholders or voting agreement relating to any Shares.

                  2.6. FINANCIAL STATEMENTS; LIABILITIES. (a) The consolidated balance sheet as of August 31, 1997 of Company and its Subsidiaries, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the three years then ended, audited by Deloitte & Touche LLP, certified public accountants, complete copies of which have previously been delivered to Parent, have been prepared in conformity with GAAP applied on a consistent basis, and fairly present the consolidated financial position of Company and its Subsidiaries at such date and the results of its operations and changes in its financial position for such periods. Except as disclosed or provided for in such financial statements (including the notes thereto), as of August 31, 1997, Company and its Subsidiaries had no liabilities or obligations material to the business or condition (financial or otherwise) of Company or any of its Subsidiaries, whether accrued, absolute, contingent or otherwise, and whether due or to become due and which were required to be disclosed or provided for in such financial statements in accordance with GAAP.

                  (b) Except as disclosed on Schedule 2.6(b) of the Disclosure Letter, the unaudited consolidated financial statements of Company and its Subsidiaries as of November 30,

1997 and for the three months then ended, complete copies of which have previously been delivered to Parent (the "COMPANY INTERIM FINANCIALS"), fairly present the consolidated financial position of Company and its Subsidiaries at such date and the results of its operations for such period and, except as otherwise disclosed therein, have been prepared in accordance with GAAP applied on a basis consistent with the audited financial statements referred to in
Section 2.6(a), and reflect all adjustments (subject to normal and recurring year end adjustments that are not expected to be material in amount) which are necessary to a fair presentation of the results of the interim period therein described.

                  (c) Except as disclosed on Schedule 2.6(c) of the Disclosure Letter, Company and its Subsidiaries have no known obligation or liability of any kind (whether accrued, absolute, contingent or otherwise, whether arising under law or by contract, and whether due or to become due) other than those (I) fully reflected in, reserved against or otherwise described in the Interim Balance Sheet or the notes thereto, (II) described in the SEC Documents, or
(III) which in the aggregate, if liquidated and matured, could not reasonably exceed $500,000.

                  2.7. PERIODIC SEC FILINGS. Company has heretofore delivered to Parent its (A) Annual Report on Form 10-K for the year ended August 31, 1997 as filed with the SEC; (B) proxy statements relating to Company's meetings of shareholders (whether annual or special) during calendar years 1996 and 1997; and (C) all other reports or registration statements filed by Company with the SEC since August 31, 1996 (all of the documents described in the foregoing clauses (a), (b) and (c), collectively, the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents were prepared in accordance with the applicable requirements of the Securities Act of 1933, as amended, and the Exchange Act, as the case may be, and the rules and regulations thereunder and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Company and its Subsidiaries included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows and for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                  2.8. CHANGES. Except as has been disclosed in the Company Interim Financials or in the SEC Documents or as is set forth on Schedule 2.8 of the Disclosure Letter, since August 31, 1997 through the date of this Agreement there have not been any changes in the condition (financial or otherwise), assets, liabilities, properties, business, operations or prospects of Company or any of its Subsidiaries which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, except as disclosed in such
Schedule 2.8, financial statements or SEC Documents, none of Company and its Subsidiaries has:

                  (a) issued or sold any shares, notes, bonds or other securities or any options or rights to acquire securities other than pursuant to the exercise of any previously outstanding option to purchase Company Common Shares (the existence of which option was so disclosed) other than in the ordinary course of business consistent with past practice, or entered into any agreement with respect thereto, except to or with Parent or Purchaser;

                  (b) declared, set aside or made any dividend or other distribution on capital shares or redeemed, purchased or acquired any shares thereof or entered into any agreement in respect of the foregoing;

                  (c) amended its Certificate of Incorporation or By-Laws;

                  (d) (I) purchased, sold, assigned or transferred any material tangible assets or any material patent, trademark, trade name, copyright, license, franchise, design or other intangible assets or property, except for transfers in the ordinary course of business of interests in receivables and interests in real property , (II) mortgaged, pledged or granted or suffered to exist any lien or other encumbrance or charge on any material assets or properties, tangible or intangible, except for liens for taxes not yet delinquent and liens, encumbrances and charges created in the ordinary course of business, or
         (III) waived any rights of material value or cancelled any material debts or claims, except for waivers and cancellations in the ordinary course of business;

                  (e) incurred any obligation or liability (absolute or contingent), except current liabilities and obligations incurred in the ordinary course of business consistent with past practice, or paid any liability or obligation (absolute or contingent) other than current liabilities and obligations incurred in the ordinary course of business consistent with past practice;

                  (f) increased the compensation payable to any officer or director of Company or any of its Subsidiaries, or become obligated to increase any such compensation;

                  (g) entered into any employment agreement (except that agreements with employees that are solely confidentiality agreements shall not be considered employment agreements and except for employment agreements entered into in the ordinary course of business consistent with past practice which have terms of no more than two years and provide for annual compensation, including commission income, not in excess of $100,000) or adopted, or amended in any material respect, any collective bargaining agreement or Company Plan;

                  (h) incurred any damage, destruction or similar loss, whether or not covered by insurance, materially affecting the businesses or properties of Company or any of its Subsidiaries;

                  (i) made any loan or advance or extended credit to any Person other than in the ordinary course of business consistent with past practice or guaranteed or become contingently liable for the obligations of any other Person;

                  (j) entered into any transaction of a material nature other than in the ordinary course of business consistent with past practice; or

                  (k) changed its accounting methods, principles or practices.

                  2.9. TAXES. Except as set forth on Schedule 2.9 of the Disclosure Letter:

                  (a) Company and its Subsidiaries have prepared and timely filed or will timely file (taking into account, in each case, permissible extensions) with the appropriate Governmental Authorities all franchise, income, real property, personal property and all other material Tax returns and reports required to be filed for any period before the Effective Time;

                  (b) all Taxes of Company and its Subsidiaries in respect of the pre-Merger period which are due have been paid in full to the proper authorities, other than such Taxes as are being contested in good faith by appropriate proceedings and are adequately reserved for in accordance with GAAP, and all Taxes of

Company and its Subsidiaries in respect of the pre-Merger period which are not yet due have been adequately reserved for in accordance with GAAP;

                  (c) no deficiency has been asserted or assessed against Company or any of its Subsidiaries, and no examination of Company or any of its Subsidiaries is pending or threatened, in each case, for any material amount of Tax by any taxing authority;

                  (d) no extension of the period for assessment or collection of any Tax is currently in effect, and no extension of time within which to file any Tax return has been requested, which Tax return has not since been filed;

                  (e) no Tax liens exist with respect to any Taxes (excluding liens for taxes not yet delinquent);

                  (f) none of Company or any of its Subsidiaries will make any voluntary adjustment by reason of a change in its accounting method for any pre-Merger period that would affect the taxable income or deductions of Company or any of its Subsidiaries for any period ending after the Effective Date;

                  (g) Company and each of its Subsidiaries have made timely payments of the Taxes required to be deducted and withheld from the wages paid to their employees;

                  (h) there are no overall foreign losses as defined in Section 904(f)(2) of the Code;

                  (i) there are no transfer pricing agreements made with any taxing authority involving Company or any of its Subsidiaries;

                  (j) neither Company nor any of its Subsidiaries is a party to any agreement providing for the allocation or sharing of any Taxes, and neither has a contractual obligation to indemnify any other Person with respect to any Taxes;

                  (k) no written claim has been made in the last five years by a taxing authority in a jurisdiction where Company or any of its Subsidiaries does not presently file Tax returns that Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction; and

                  (l) true and complete copies of any closing agreements with respect to Company or any of its Subsidiaries which were entered into with the Internal Revenue Service or any other taxing authority in the last five years have heretofore been furnished to Parent and Purchaser.


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
                  2.10. MATERIAL CONTRACTS. Schedule 2.10 of the Disclosure Letter sets forth a complete and correct list as of the date hereof of all agreements, contracts and commitments of the following types, written or oral, to which Company or any of its Subsidiaries is a party or by which any of its or any of its Subsidiaries' properties is bound: (A) material mortgages, indentures, security agreements and other agreements and instruments relating to the borrowing of money by or extension of credit to or by Company or any of its Subsidiaries; (B) material employment, consulting, deferred compensation, severance or non-competition agreements; (C) Company Plans; (D) collective bargaining agreements; (E) material sales agency, manufacturer's representatives or distributorship agreements; (F) agreements, orders or commitments for the purchase by Company or any of its Subsidiaries of raw materials, supplies or finished products exceeding $50,000; (G) agreements, orders or commitments for the sale by Company or any of its Subsidiaries of its assets or products exceeding $100,000 other than in the ordinary course of business consistent with past practice; (H) material licenses of patent, trademark and other intellectual property rights; (I) agreements or commitments for capital expenditures in excess of $100,000 for any single project (it being warranted that the commitment for all undisclosed contracts for such agreements or commitments does not exceed $100,000 in the aggregate for all projects); (J) material brokerage or finder's agreements; (K) surety bonds for any single project, foreign exchange contracts and letters of credit, in each case in excess of $100,000;
(L) agreements of Company or any of its Subsidiaries not to compete in any line of business or with any Person in any geographical area; and (M) agreements, contracts and commitments of a type other than those described in the foregoing clauses (a) through (l) which in any case involve payments or receipts of more than $100,000. Other than for documents that are included in Company's SEC filings, Company has delivered or made available to Parent and Purchaser complete and correct copies of all written agreements, contracts and commitments, together with all amendments thereto, and accurate descriptions of all oral agreements, set forth on such list. Such agreements, contracts and commitments are valid, binding and enforceable obligations of the parties thereto, except as limited by applicable insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and, to the best knowledge of Company, all parties thereto have performed in all material respects all obligations required to be performed by them to date and are not in default in any material respect thereunder. No claim of default by any party has been made or is now pending under any such agreement, contract or commitment which, if adversely determined, could be reasonably expected to have a Material Adverse Effect, and, to the best knowledge of Company, no event has occurred and is continuing that with notice or the passing of time or both would constitute a material


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
default thereunder or would excuse performance by any party thereto and could thereby be reasonably be expected to have a Material Adverse Effect.

                  2.11. PROPERTIES. Company and its Subsidiaries own and have good and marketable title in fee to all the assets and properties, tangible or intangible reflected in the Company Interim Financials as owned by them, and valid leasehold interests in all properties reflected in the Company Interim Financials as leased or licensed by them, in each case free and clear of any mortgage, lien, pledge, charge, claim, conditional sales or other agreement, right, easement or encumbrance except (I) to the extent reflected or reserved against in the Company Interim Financials, (II) for changes occurring in the ordinary course of business consistent with past practice after the date thereof, which do not have, individually or in the aggregate, a Material Adverse Effect, and (III) for liens for taxes not yet delinquent and such other exceptions which do not materially detract from the value or interfere with the use of the property affected thereby. Company has delivered or made available to Parent and Purchaser complete and correct copies of all leases of real property and material personal property to which it or any of its Subsidiaries is a party, each of which is listed on Schedule 2.11 of the Disclosure Letter. All such leases are valid, subsisting and effective in accordance with their terms and there does not exist thereunder any material default or event or condition which, after notice or lapse of time or both, would constitute a material default thereunder. All physical properties owned or used by Company or any of its Subsidiaries and all equipment necessary for the operation of its businesses are in good operating condition.

                  2.12. LITIGATION. Except as disclosed in the SEC Documents or on Schedule 2.12 of the Disclosure Letter, there are no material claims, actions, suits or proceedings or investigations pending or, to the knowledge of Company, threatened against or affecting Company or any of its Subsidiaries or any property or assets of Company or any of its Subsidiaries before or by any Governmental Authority. Except as disclosed in the SEC Documents or Schedule
2.12 of the Disclosure Letter, none of Company and its Subsidiaries is a party to or is subject to any judgment, order, writ, injunction or decree of any Governmental Authority. There is no material action, suit, proceeding or investigation by Company or any of its Subsidiaries currently pending or that Company or any of its Subsidiaries intends to initiate.

                  2.13.  PERMITS; COMPLIANCE WITH LAW.  Except as set forth on
Schedule 2.13 of the Disclosure Letter, Company and its Subsidiaries have all material permits, licenses, orders and approvals of all Governmental Authorities required to conduct their businesses as presently conducted, except for such permits, licenses, orders and approvals the failure to hold which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All such material permits, licenses, orders and approvals are in full force and effect and, to the knowledge of Company, no suspension or cancellation of any of them is threatened. Subject to obtaining the consents referred to on Schedule 2.4 or
Schedule 2.13 of the Disclosure Letter, none of such permits, licenses, orders or approvals will be adversely affected by the consummation of the transactions contemplated by this Agreement. To the Knowledge of Company, except where there would be no Material Adverse Effect resulting from the failure to so comply, Company and its Subsidiaries have complied in all material respects with all laws and with the rules and regulations of all Governmental Authorities having authority over them, including, without limitation, agencies concerned with the sale of real estate or time shares, consumer lending, occupational safety, environmental protection and employment practices, and none of Company and its Subsidiaries has received notice of violation of any such laws, rules or regulations, corrected or not, within the last three years.

                  2.14. EMPLOYEE PLANS. (a) Schedule 2.14 of the Disclosure Letter contains a true and complete list of all bonus, incentive compensation, deferred compensation, pension, profit-sharing, retirement, insurance, stock purchase, stock option, welfare, severance, hospitalization, disability, insurance, vacation or other employee benefit plan (as defined in Section 3(3) of ERISA), whether formal or informal, presently maintained by Company or any of its Subsidiaries or maintained by it since 1992, or under which Company or any of its Subsidiaries has, or has had since 1992, any obligation to contribute (collectively, the "COMPANY PLANS").

                  (b) For each of the Company Plans, Company has delivered or made available to Parent true and complete copies of (I) the plan document, (II) any related trust agreements, insurance contracts and other funding agreements,
(III) the summary plan descriptions, (IV) the most recent Internal Revenue Service determination letter, if any, (V) the most recently filed annual report (Form 5500 Series) and accompanying schedules filed with the Department of Labor or Internal Revenue Service, and (VI) the most recent financial statements, if any.

                  (c) Each such Company Plan which is intended to be a "qualified plan" under Section 401(a) of the Code, has received, within the last three years, a favorable determination letter from the IRS. With respect to any Company Plan which has received a currently applicable determination letter, nothing has occurred since the date of such determination letter that would adversely affect the qualification of the Company Plan under Section 401(a) of the Code.

                  (d) Company and its Subsidiaries have performed and complied in all material respects with all of its obligations under or with respect to the Company Plans, and the Company Plans have operated in all material respects in accordance with their respective terms. All Company Plans have operated in accordance with the applicable requirements of ERISA and the Code and other applicable laws, rules and regulations, and all reports required by any governmental agency with respect to a Company Plan have been timely filed.

                  (e) Neither any of the Company Plans nor any employee benefit plan (as defined in Section 3(3) of ERISA) maintained or contributed to by an ERISA Affiliate (the Company Plans and the employee benefit plans of ERISA Affiliates are collectively referred to as the "COMPANY GROUP PLANS") is covered by Title IV of ERISA.

                  (f) No prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any of the Company Group Plans.

                  (g) Each Company Plan which constitutes a welfare benefit plan within the meaning of Section 3(1) of ERISA has complied and continues to comply with the health care continuation coverage requirements of section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA. Other than the coverage referred to in the immediately preceding sentence, there are no benefits to be provided to current retirees under any of the Company Plans which constitutes a welfare benefit plan.

                  (h) No action, suit or proceeding, hearing, or investigation with respect to the administration or investment of the assets of any Company Group Plan is pending or, to the Company's Knowledge, threatened. Company has no knowledge of any basis for any such action, suit, proceeding, hearing or investigation.

                  (i) No amount paid or payable (or which may become payable) pursuant to any Company Plan to or for the benefit of any officer, director or employee of Company or any of its Subsidiaries was or will constitute an excess parachute payment (within the meaning of Section 280G of the Code) as a consequence, direct or indirect, in whole or in part, of the consummation of the transactions contemplated by this Agreement.

                  (j) None of Company and its Subsidiaries has any commitment, whether formal or informal and whether legally binding or not, to create or amend any Company Plan.


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



                  2.15. PATENTS, TRADEMARKS, ETC. Company and its Subsidiaries own, or possess adequate rights to use, all material patents, trade names, trademarks, copyrights, inventions, processes, designs, formulae, trade secrets, knowhow and other intellectual property rights necessary for the conduct of their businesses, and, to the best knowledge of Company, the same do not conflict with or infringe the asserted rights of others; PROVIDED, HOWEVER, that Company's rights to use the Ramada marks are limited to those set forth in that certain License Agreement, dated April 18, 1995, between Hospitality Franchise Systems, Inc., Ramada Franchise Systems, Inc. and PEC. Company has no knowledge of any infringement by any third party upon any patent, trade name, trademark or copyright owned by Company or any of its Subsidiaries, and, to Company's best knowledge, Company has not taken or omitted to take any action which would have the effect of waiving any of its rights thereunder, in each case except where such infringement or waiver would not have a Material Adverse Effect.

                  2.16. INSURANCE. All material assets, properties and risks of Company and its Subsidiaries are, and for the past five years have been, covered by valid and currently effective insurance policies or binders of insurance (including, without limitation, general liability insurance, property insurance and workers compensation insurance) issued in favor of Company or the relevant Subsidiary in each case with responsible insurance companies, in such types and amounts and covering such risks as are consistent with customary practices and standards of companies engaged in businesses and operations similar to those of Company and its Subsidiaries. All material insurance policies maintained by Company or any of its Subsidiaries as of the date hereof are listed on Schedule
2.16 of the Disclosure Letter, and Company has made available to Parent and Purchaser complete and correct copies of all such policies, together with all riders and amendments thereto. All such policies are in full force and effect and all premiums due thereon have been paid to the date hereof. Company and its Subsidiaries have complied in all material respects with the provisions of all such policies.

                  2.17. NO BROKERS. All negotiations relating to this Agreement and the transactions contemplated hereby have been carried on without the intervention of any person acting on behalf of Company in such manner as to give rise to any valid claim against Company or Parent or any of Parent's Subsidiaries for any broker's or finder's fee or similar compensation except (A) fees of NationsBanc Montgomery Securities, Inc. and (B) as set forth on Schedule
2.17 of the Disclosure Letter.

                  2.18. DISCLOSURE. The certificates, statements, and other information furnished to Parent or Purchaser in writing by or on behalf of Company and its Subsidiaries in this Agreement or


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



pursuant to the provisions hereof, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  2.19. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. Except as disclosed on Schedule 2.19 of the Disclosure Letter or the SEC Documents, (A) as of the date hereof neither Company nor any of its Subsidiaries is a party to any Related Party Transaction which has not been fully performed, and (B) since August 31, 1997 neither Company nor any of its Subsidiaries has engaged in any Related Party Transaction.

                  2.20. LIABILITIES RELATED TO MEGO MORTGAGE CORPORATION. Except as set forth on Schedule 2.20 of the Disclosure Letter, neither Company nor any of its Subsidiaries is actually or contingently liable for any obligations or liabilities of Mego Mortgage Corporation under any existing guarantees or agreements or otherwise, and none of them has any assets of any kind encumbered by any security interests, mortgages or any other encumbrances securing any obligations or liabilities of Mego Mortgage Corporation.

                  2.21. ENVIRONMENTAL MATTERS. (a) Except as set forth on
Schedule 2.21(a) of the Disclosure Letter, Company and its Subsidiaries have obtained or caused to be obtained and continue to maintain or cause the maintenance of all material permits, licenses, consents and approvals necessary for conducting the business of Company and its Subsidiaries which are required under Environmental Laws (the "Environmental Approvals"), and neither Company nor any of its Subsidiaries has operated in violation of any Environmental Law or the terms of any Environmental Approval except for violations which would not, individually or in the aggregate, have a Material Adverse Effect.

                  (b) To the Knowledge of Company, neither Company nor any of its Subsidiaries has used, stored, generated, discharged, emitted, transported, disposed of or treated Hazardous Substances except (i) in compliance in all material respects with applicable Environmental Laws and Environmental Approvals or (ii) if not in such compliance, in such other manner as would not, in any instance or in the aggregate, be reasonably expected to have a Material Adverse Effect.

                  (c) To the best of Company's knowledge, no prior owner, occupant, tenant or user of any facility which is now or has heretofore been owned or used by Company or any of its Subsidiaries (a "FACILITY") has ever used, stored, generated, discharged, emitted, transported, disposed of or treated Hazardous Substances, at, on or from any Facility except in a


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manner which complies in all material respects with all Environmental Laws and
Environmental Approvals or which, individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect.

                  (d) There is not, and there has not been, any Environmental Condition (as defined herein) or material release or threat of release (as those terms are defined in Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 ET SEQ. ("CERCLA")) of Hazardous Substances at, on or from any Facility which condition or release would reasonably be expected to have a Material Adverse Effect.

                  (e) Neither Company nor any of its Subsidiaries has received notice of any pending or threatened investigation, claim, enforcement proceeding, cleanup order, citizen suit or other action instituted by any private party, employee or Governmental Body under any Environmental Laws arising out of the conduct or the operations of Company or any of its Subsidiaries, or as a result of any Environmental Condition at any Facility.

                  2.22. LABOR MATTERS. Except as set forth on Schedule 2.22 of the Disclosure Letter or the SEC Documents, (A) there are no controversies pending or, to Company's best knowledge, threatened, between Company or any of its Subsidiaries and any of their respective employees, which controversies have had, or could reasonably be expected to have, a Material Adverse Effect; (B) neither Company nor any of its Subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Company or any of its Subsidiaries, nor does Company or any of its Subsidiaries know of any activities or proceedings of any labor union to organize any such employees; and (C) neither Company nor any of its Subsidiaries has any knowledge of any strikes, slowdowns, work stoppages, lockouts, or threats thereof, by or with respect to any employees of Company or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

                                  ARTICLE III.

             REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER

                  Parent and Purchaser jointly and severally represent to Company as follows:

                  3.1. ORGANIZATION AND AUTHORIZATION, ETC. Parent is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and Purchaser is a corporation duly organized, validly existing and


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



in good standing under the laws of the State of New York. Each of Parent and Purchaser has the power and authority to own, lease and operate all of its properties and assets and to carry on its business, and each is duly qualified to do business as a foreign limited liability company or corporation and is in good standing in each jurisdiction in which the nature of its business or the ownership of its properties or both makes such qualification necessary, except where failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect. Each of Parent and Purchaser has the requisite power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all required action of the members and managers of Parent and the Board of Directors of Purchaser and no other proceedings on the part of Parent or Purchaser are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Parent and Purchaser and, assuming this Agreement constitutes the legal, valid and binding Agreement of the other parties hereto, this Agreement constitutes the legal, valid and binding agreement of each of Parent and Purchaser, enforceable against each in accordance with its terms, except as limited by applicable insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally. Purchaser has not engaged in any business since it was organized other than in connection with its organization and the transactions contemplated by this Agreement.

                  3.2. NON-CONTRAVENTION. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not
(A) violate any provision of the Certificate of Incorporation or By-Laws of Parent or Purchaser, (B) violate any material provision of or result in the breach or the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any material obligation under, any material mortgage, lien, lease, agreement, license, instrument, order, arbitration award, judgment or decree to which Parent or Purchaser is a party or by which either of them is bound, (C) result in the creation or imposition of any material lien, charge, pledge, security interest or other encumbrance upon any material property of Parent or Purchaser or (D) violate or conflict with any other material restriction or any law, ordinance or rule to which Parent or Purchaser, or the property of Parent or Purchaser, is subject.

                  3.3. APPROVALS. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required in connection with the execution and delivery of this Agreement by Parent and Purchaser


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
or the consummation by Parent and Purchaser of the transactions contemplated hereby, except for (A) the filing of a Notification and Report Form by Parent under the HSR Act, (B) the filing of an application for authorization of the Merger with the Public Utilities Commission of Nevada, (C) filings and approvals with the SEC or as required by the securities or blue sky laws of the various states, and (D) the filing of a Certificate of Merger with the Secretary of State of the State of New York.

                  3.4. NO BROKERS. All negotiations relating to this Agreement and the transactions contemplated hereby have been carried on without the intervention of any person acting on behalf of Parent in such manner as to give rise to any valid claim against Parent or Company or any of Parent's Subsidiaries for any broker's or finder's fee or similar compensation other than Houlihan, Lokey, Howard & Zukin, Inc., whose fees and expenses shall be paid by Parent.

                  3.5. DISCLOSURE. The certificates, statements, and other information furnished to Company in writing by or on behalf of Parent and/or Purchaser in this Agreement or pursuant to the provisions hereof, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  3.6. FINANCING. Parent and Purchaser have obtained binding commitments for, and will have available at the Closing, all funds necessary to pay the Merger Consideration on the terms and subject to the conditions set forth in this Agreement pursuant to the Commitment Letter attached to this Agreement as EXHIBIT 1, which Commitment Letter constitutes the legal, valid and binding agreement of the parties thereto.

                  3.7. AUTHORIZATION AND DETERMINATION. The Managers of Parent have duly approved this Agreement and the Merger, determining that the terms of the Merger are fair, from a financial point of view, to, and in the best interests of, Parent.

                                   ARTICLE IV.

                              COVENANTS OF COMPANY

                  4.1. CONDUCT OF BUSINESS. From the date hereof to the Effective Time, except as expressly contemplated or permitted by this Agreement, as set forth in the Disclosure Letter, or with the prior written consent of Parent and Purchaser, which consent will not be unreasonably withheld, Company will, and will cause each of its Subsidiaries to:


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
                  (a) carry on its business in, and only in, the ordinary course in the same manner as heretofore and, to the extent consistent with such business, use all reasonable efforts to preserve intact its present business organization, keep available the services of its present officers and employees, and preserve its goodwill and its relationships with customers, suppliers and others having business dealings with it;

                  (b) consistent with prior practice, maintain all of its structures, equipment and other tangible personal property in good repair, order and condition, except for depletion, depreciation, ordinary wear and tear and damage by unavoidable casualty;

                  (c) keep in full force and effect insurance comparable in amount and scope of coverage to insurance now carried by it;

                  (d) perform in all respects all of its obligations under agreements, contracts and instruments relating to or affecting its properties, assets and business, except to the extent that the failure to do so in any instance or in the aggregate would not have a Material Adverse Effect;

                  (e) continue to collect accounts receivable and pay accounts payable utilizing normal procedures and without discounting or accelerating payment of such accounts except in the ordinary course of business consistent with practice;

                  (f) maintain its books of account and records in the usual, regular and ordinary manner consistent with past practice and not make any change to its accounting (including tax accounting) methods, principles or practices, except as may be required by GAAP or by applicable tax laws;

                  (g) comply in all respects with all statutes, laws, ordinances, rules and regulations applicable to it and to the conduct of its business, except to the extent that the failure to do so in any instance or in the aggregate would not have a Material Adverse Effect;

                  (h) except in connection with actions permitted pursuant to
         Section 4.4, not amend its Certificate of Incorporation or By-Laws;

                  (i) except as contemplated by Section 4.4 or as set forth on
         Schedule 4.1(i) of the Disclosure Letter, and except for options to purchase up to a maximum of 25,000 Shares in the aggregate granted to non-executive employees in the ordinary course of business, not materially increase


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



         the annual level of compensation of any of its employees or increase the annual level of compensation payable or to become payable by it to any of its executive officers or grant any unusual or extraordinary bonus, benefit or other direct or indirect compensation to any employee, director or consultant;

                  (j) except as set forth on Schedule 4.1(j) of the Disclosure Letter (which sets forth the terms of individual indemnity agreements which may be entered into with officers and directors), not enter into, assume or amend in any respect any agreement, contract or commitment of the character referred to in clauses (a) through (c) of Section 2.10 (except that agreements with employees that are solely confidentiality agreements shall not be considered employment agreements) or, except in the ordinary course of business consistent with past practice, clauses
         (d) through (l) of such Section;

                  (k) except as contemplated by Section 4.4, not merge or consolidate with, or agree to merge or consolidate with, or purchase substantially all the assets of, or otherwise acquire any business or any corporation, partnership, association or other business organization or division thereof;

                  (l) except as contemplated by Section 4.4 or as set forth on
         Schedule 4.1(l) of the Disclosure Letter, not acquire any material properties or assets or sell, assign, transfer, convey, lease or otherwise dispose of any of its material properties or assets, except for fair consideration in the ordinary course of business consistent with past practice;

                  (m) not purchase for cash and cancel any options outstanding under Company stock option plans or otherwise amend such plans;

                  (n) promptly advise Parent and Purchaser in writing of any materially adverse change in the financial condition, operations or business of Company or any of its Subsidiaries and provide to Parent within 15 business days after the end of each month (or within 30 days after the end of the month in the case of the last month of each fiscal quarter) unaudited consolidated financial information of PEC and its Subsidiaries for and at the end of such month and for the period elapsed since August 31, 1997, prepared on a basis consistent with past practice;

                  (o) not declare or pay dividends (cash or otherwise) or make any distribution on, or directly or indirectly


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



         redeem, purchase or otherwise acquire, any of its outstanding capital shares;

                  (p) except as contemplated by Section 4.4, not effect any recapitalization or any split or other reclassification of shares;

                  (q) except as contemplated by Section 4.4, not authorize the creation or issuance of or issue, sell or dispose of, or create any obligation to issue, sell or dispose of, any of its capital shares or any securities or obligations convertible into or exchangeable for, any of its capital shares (other than pursuant to stock options or warrants heretofore outstanding);

                  (r) except as contemplated by Section 4.4 or as set forth in
         Schedule 4.1(l) of the Disclosure Letter, not create, incur, assume, guarantee or otherwise become directly or indirectly liable with respect to any indebtedness for borrowed money, other than indebtedness incurred in the ordinary course of business consistent with past practice under agreements existing on the date hereof and identified in writing to Parent and Purchaser;

                  (s) not subject any of its properties or assets (whether tangible or intangible) to any encumbrance, other than in the ordinary course of business;

                  (t) except as set forth on Schedule 4.1(j) or Schedule 4.1(t) of the Disclosure Letter, not engage in any Related Party Transaction;

                  (u) continue to conduct its tax affairs and make tax elections in accordance with past practice; and

                  (v) not enter into any agreement or understanding to do or engage in any of the foregoing.

                  4.2. ACCESS AND INFORMATION. From the date hereof to the Effective Time, Company shall give to Parent and Purchaser and their representatives upon reasonable notice, reasonable access during normal business hours to the personnel, properties, books, records, Tax returns, contracts and commitments of Company and its Subsidiaries and will furnish all such information and documents relating to the properties and business of Company and its Subsidiaries as Parent and Purchaser may reasonably request. In order that Parent and Purchaser may have full opportunity to make such physical, business, accounting and legal review, examination or investigation as any of them may reasonably request of the affairs of Company and its Subsidiaries, Company shall cause the officers, employees, consultants, agents,


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



accountants, attorneys and other representatives of Company and its Subsidiaries, and shall use its reasonable efforts to cause Company's and its Subsidiaries' lenders and clients and other Persons reasonably requested by Parent and Purchaser to cooperate fully with such representatives in connection with such review and examination. In the event this Agreement is terminated and the Merger abandoned, Parent and Purchaser shall keep confidential any information (unless readily ascertainable from public information or sources or otherwise required by law to be disclosed) obtained from Company in connection with the Merger, shall not utilize such information for any purpose and shall, upon Company's request, return to Company all documents, work papers and other written material obtained by Parent and Purchaser from Company which are still in their possession. Company shall promptly deliver to Parent and Purchaser a true and correct copy of any report, statement or schedule filed with the SEC subsequent to the date of this Agreement.

                  4.3. NO SOLICITATION. From the date hereof to the Effective Time, neither Company nor any of its Subsidiaries shall, nor shall Company or any of its Subsidiaries authorize or permit any officer, director, employee, agent or representative of Company or any of its Subsidiaries (including, without limitation, any investment banker, attorney or accountant retained by Company or any of its Subsidiaries), to (A) solicit, initiate or encourage any inquiries or the submission of any Acquisition Proposal or (B) participate in any negotiations regarding, or furnish to any other Person any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person to do or seek any Acquisition Proposal or Acquisition Transaction; PROVIDED, HOWEVER, that if, at any time the Board determines in good faith, after consultation with independent legal counsel (who may be Company's regularly engaged independent counsel), that it is necessary to do so in order to comply with its fiduciary duties to Company's shareholders under applicable law, Company may, in response to an unsolicited Acquisition Proposal, and subject to compliance with Section 4.4, furnish information with respect to Company to any person pursuant to a confidentiality agreement in reasonably customary form and participate in discussions regarding such Acquisition Proposal or Acquisition Transaction. Subject to the foregoing, Company immediately shall cease and cause to be terminated all existing discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. Company shall notify Parent promptly of any Acquisition Proposal or any inquiry or contact with any Person with respect thereto, that is made and shall, in any such notice to Parent, indicate in reasonable detail the identity of the Person making such Acquisition Proposal or related inquiry or contact and the terms and conditions of such Acquisition Proposal or related inquiry or


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



contact. Company shall not release any third party from, or waive any provision of, any confidentiality or standstill agreement to which Company is a party.

                  4.4. FIDUCIARY DUTIES. The Board shall not (A) withdraw or modify the approval or recommendation by the Board of this Agreement or the Merger, (B) approve or recommend an Acquisition Proposal or (C) participate in discussions or negotiations or enter into any agreement with respect to any Acquisition Proposal, unless Company and the Board conclude in good faith, after consultation with outside counsel, that (i) such Acquisition Proposal is reasonably capable of being completed, taking into account all legal, financial, regulatory and other aspects of the Acquisition Proposal and the Person making the Acquisition Proposal (including its financial capacity to consummate the proposed Acquisition Transaction, as determined in good faith by the Board after consultation with its financial adviser), (ii) would, if consummated, result in a transaction more favorable to holders of Shares than the Merger, and (iii) in order to comply with the Board's fiduciary duties to shareholders under applicable law it is necessary for the Board to withdraw or modify its approval or recommendation of this Agreement or the Merger, approve or recommend such Acquisition Proposal or enter into an agreement with respect to such Acquisition Proposal. Nothing contained in this Section 4.4 shall prohibit Company from taking and disclosing to its shareholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to Company's shareholders which, in the good faith judgment of the Board after consultation with outside counsel, is required under applicable law in response to a tender offer or exchange offer; PROVIDED that Company does not withdraw or modify its position with respect to the Merger or approve, recommend or otherwise support an Acquisition Proposal, except under the circumstances described in the immediately preceding sentence. Notwithstanding anything contained in this Agreement to the contrary, any action by the Board permitted by this Section 4.4 shall not constitute a breach of this Agreement by Company.

                  4.5. INDEMNIFICATION. (a) From and after the Effective Time, Parent, Purchaser and Company agree that the Surviving Corporation will indemnify and hold harmless each present and former director and officer of Company and its Subsidiaries, determined as of the Effective Time (the "INDEMNIFIED PARTIES"), against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities (collectively, "COSTS") incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after


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



the Effective Time, to the fullest extent that Company or such Subsidiary would have been permitted under applicable law and the Certificate of Incorporation or By-Laws of Company or such Subsidiary in effect on the date hereof to indemnify such person (and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable law provided the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification); PROVIDED, HOWEVER, that the foregoing indemnity shall not extend to any matters whatsoever relating exclusively to activities or affairs of Mego Mortgage Corporation and its Subsidiaries occurring after September 2, 1997. Parent and Purchaser agree that all rights to indemnification and exculpation existing in favor of the Indemnified Parties under the indemnification agreements currently in place between Company and any such Indemnified Party and identified on Schedule 4.5(a) of the Disclosure Letter shall survive and continue in full force and effect after the Effective Time, except to the extent the same would provide indemnity for matters relating exclusively to activities or affairs of Mego Mortgage Corporation and its Subsidiaries occurring after September 2, 1997.

                  (b) Any Indemnified Party wishing to claim indemnification under Section 4.5(a), upon learning of such claim, action, suit, proceeding or investigation, shall promptly notify the Surviving Corporation thereof, but the failure to so notify shall not relieve the Surviving Corporation of any liability it may have to such Indemnified Party if such failure does not materially prejudice the Surviving Corporation. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), the Surviving Corporation shall have the right to assume the defense thereof and the Surviving Corporation shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if the Surviving Corporation elects not to assume such defense, or counsel for the Indemnified Parties advises that there are substantial issues which raise conflicts of interest under applicable legal codes of ethics between the Surviving Corporation and the Indemnified Parties, the Indemnified Parties may retain one firm of counsel reasonably satisfactory to the Surviving Corporation, and the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received. The Surviving Corporation shall not be liable for any settlement of such action effected without its prior written consent, which consent shall not be unreasonably withheld.


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



                  (c) For a period of six years after the Effective Time, the Surviving Corporation shall use its reasonable best efforts to cause to be maintained in effect Company's current policies of directors' and officers' liability insurance, but shall not be required to expend for that purpose an annual premium greater than the presently effective premium therefor (provided that the Surviving Corporation may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous in all material respects to the Indemnified Parties and that the company providing such insurance shall have a Best's rating at least equivalent to the rating of Genesis Insurance Company as of the date hereof), with respect to claims arising from facts or events which occurred before the Effective Time. In the event that the annual premium required to maintain in effect the policies which exist as of the date hereof shall exceed the presently effective annual premium therefor, the Surviving Corporation shall obtain such lesser coverage as may be obtained for the presently effective premium.

                  (d) The provisions of this Section 4.5 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his heirs and his personal representatives and shall be binding on all successors and assigns of the Surviving Corporation.

                                   ARTICLE V.

                              ADDITIONAL AGREEMENTS

                  5.1. SHAREHOLDERS' MEETING. In order to consummate the Merger, Company, acting through the Board, shall, in accordance with applicable law and Company's Certificate of Incorporation and By-Laws, (A) duly call, give notice of, convene and hold an annual or special meeting of its shareholders as soon as practicable following the date hereof for the purpose of considering and taking action on this Agreement and the transactions contemplated hereby (the "SHAREHOLDERS' MEETING"), (B) include in the proxy statement relating to the Shareholders' Meeting (the "PROXY STATEMENT") the recommendation of the Board, without dissenting vote, that the shareholders of Company approve and adopt this Agreement and the transactions contemplated hereby and (C) use its best efforts to obtain such approval and adoption including, without limitation, by the solicitation of proxies in favor of such approval and adoption from such shareholders. At the Shareholders' Meeting, Parent and Purchaser shall cause all Shares then owned by them and their Subsidiaries to be voted in favor of the approval and adoption of this Agreement and the transactions contemplated hereby.


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



                  5.2. PROXY STATEMENT. (a) As soon as practicable following the date hereof, Company shall prepare and file the Proxy Statement with the SEC under the Exchange Act. Company shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC. Parent, Purchaser and Company shall cooperate with each other in the preparation of the Proxy Statement, and Company shall notify Parent of the receipt of any comments of the SEC with respect to the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to Parent promptly copies of all correspondence between Company or any representative of Company and the SEC. Company shall give Parent and its counsel the opportunity to review the Proxy Statement prior to its being filed with the SEC and shall give Parent and its counsel the opportunity to review all amendments and supplements to the Proxy Statement and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC. Company agrees to use its reasonable best efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC and to cause the Proxy Statement and all required amendments and supplements thereto to be mailed to the holders of Shares entitled to vote at the Shareholders' Meeting at the earliest practicable time.

                  (b) Company agrees that none of the information supplied or to be supplied by Company specifically for inclusion in the Proxy Statement will, at the date it is first mailed to Company's shareholders or at the time of the Shareholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

                  (c) Parent and Purchaser jointly and severally agree that none of the information supplied or to be supplied in writing by Parent or Purchaser specifically for inclusion in the Proxy Statement will, as corrected at the time the Proxy Statement is first mailed to Company's shareholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and will not, at the time of the Shareholders Meeting or at the Effective Time omit to state any material fact necessary to correct any statement which has become false or misleading in any earlier communication with respect to the solicitation of any proxy for such meeting.


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



                  5.3. COMPLIANCE WITH CONDITIONS PRECEDENT, ETC. Parent, Purchaser and Company shall each use commercially reasonable efforts to cause the conditions precedent to the Merger set forth in ANNEX A and in Article VI to be fulfilled and, subject to the terms and conditions herein provided, to take, or cause to be taken, all action, and to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the Merger, including, without limitation, to lift any injunction or remove any other impediment to the consummation of such transactions or the Merger. Without limiting the foregoing, each party hereto shall (A) use its reasonable best efforts to make any appropriate filings pursuant to the HSR Act with respect to the transactions contemplated by this Agreement within 15 days after the date hereof and shall supply as promptly as practicable to the appropriate Governmental Authorities any additional information and documentary material that may be requested pursuant to the HSR Act; (B) use its reasonable best efforts to make any appropriate filings with the Public Utilities Commission of Nevada with respect to the transactions contemplated by this Agreement within 15 days after the date hereof and shall supply as promptly as practicable to such Commission and other appropriate Governmental Authorities any additional information and documentary material that may be requested pursuant to the requirements of the Nevada Revised Statutes in order to obtain the authorization of the Merger by such Commission;(C) use its reasonable best efforts to obtain and deliver to each other party all written consents, in form and substance satisfactory to each other party, required in connection with this Agreement or the transactions contemplated hereby (without limiting the generality of the foregoing, Parent and Purchaser will supply to Company's lenders and financing sources and to regulatory agencies all information and assurances necessary to procure consent to the Merger and the transactions contemplated thereby); and
(D) deliver all notices to Governmental Authorities and third parties required to be delivered in connection with the execution of this Agreement and the transactions contemplated hereby. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers, managers and/or directors of Company, Parent or Purchaser, as the case may be, shall take all such necessary action.

                  5.4. CERTAIN NOTIFICATIONS. At all times from the date hereof until the Effective Time, each party shall promptly notify the others in writing of the occurrence of any event which will or would reasonably be expected to result in the failure to satisfy the conditions specified in ANNEX A or in
Article VI.


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



                  5.5. ADOPTION BY PURCHASER. Parent, as the sole shareholder of Purchaser, by executing this Agreement, consents to the adoption of this Agreement by Purchaser and agrees that such consent shall be treated for all purposes as a vote duly adopted at a meeting of the shareholders of Purchaser held for this purpose.

                  5.6. EXPENSES. Except as provided in Section 7.3, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such expense.

                  5.7. PUBLIC ANNOUNCEMENTS. Parent, Purchaser and Company will consult with each other before issuing, and shall provide each other a reasonable opportunity to review and comment upon, any press release or public statement with respect to this agreement or the transactions contemplated hereby, except to the extent disclosure prior to such consultation, review and comment may be required by applicable law, court process or obligations pursuant to any listing agreement with any national securities exchange.

                  5.8. COMPANY BOARD REPRESENTATION. To the extent permitted by the Company's by-laws, promptly upon the purchase by Parent or Purchaser or any of their Subsidiaries of Shares pursuant to the Voting Agreement, and from time to time thereafter, Purchaser shall be entitled to designate up to such number of directors, rounded up to the next whole number, on the Board as shall give Purchaser representation on the Board equal to the product of the total number of directors on the Board (giving effect to the directors elected pursuant to this sentence) multiplied by the percentage that the aggregate number of Shares beneficially owned by Purchaser or any Affiliate of Purchaser (including but not limited to Parent) following such purchase bears to the total number of Shares then outstanding, and Company shall, at such time, promptly take all actions necessary to cause Purchaser's designees to be elected as directors of Company, including increasing the size of the Board or using its reasonable efforts to procure the resignations of incumbent directors or both. At such time, Company shall use its reasonable best efforts to cause persons designated by Purchaser to constitute the same percentage of directors on each committee of the Board as persons designated by Purchaser shall constitute of directors on the Board.


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



                                   ARTICLE VI.

                            CONDITIONS TO THE MERGER

                  6.1. CONDITIONS TO THE MERGER. The obligations of each party to effect the Merger shall be subject to the satisfaction, at or prior to the Closing Date, of each of the following conditions:

                  (a) the Merger and this Agreement shall have been validly approved and adopted by the affirmative votes of the holders of two-thirds of the outstanding Company Common Shares entitled to vote thereon;

                  (b) all permits, approvals and consents of any Governmental Authority or other third party necessary for consummation of the Merger (including authorization of the Merger by the Nevada Public Utilities Commission) shall have been obtained, other than consents the failure to obtain which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or a material adverse effect on the consummation of the Merger;

                  (c) no preliminary or permanent injunction or other order of a court or Governmental Authority shall have been issued and be in effect, and no United States federal or state statute, rule or regulation shall have been enacted or promulgated after the date hereof and be in effect, that (i) prohibits the consummation of the Merger or
         (ii) imposes material limitations on the ability of Parent to exercise full rights of ownership of Company's assets or business; and

                  (d) any waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

                  6.2. CONDITIONS TO PARENT'S AND PURCHASER'S OBLIGATIONS TO EFFECT THE MERGER. Parent's and Purchaser's obligations to effect the Merger shall be subject to the satisfaction, at or prior to the Closing Date, of each of the following additional conditions:

                  (a) at the Closing Date the conditions set forth in ANNEX A shall have been satisfied or waived;

                  (b) Company shall have delivered to Parent and Purchaser a certificate of the Company dated the Closing Date and signed by the President or Chief Executive Officer of Company to the effect that the conditions described in clause (f) of ANNEX A (other than the portion thereof relating to the delivery of a certificate) and clause (g) of ANNEX A do not exist as of the Closing Date;

                  (c) Parent and Purchaser shall have received from Greenberg, Traurig, counsel for Company, an opinion, dated the Closing Date, in form and substance reasonably satisfactory to Parent and Purchaser, to the effect that (I) Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, has the corporate power to own all of its properties and assets and (based on appropriate certificates of officers of Company as to appropriate facts) to carry on its business as it is now being conducted, and has the corporate power and authority to enter into this Agreement, consummate the Merger and to carry out the other transactions contemplated hereby; (II) this Agreement has been duly authorized, executed and delivered by Company and constitutes the valid and binding obligation of Company enforceable against it in accordance with its terms, except as such enforcement may be subject to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (y) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); (III) except as provided in Section 2.4, no order, authorization, consent or approval of, or registration, declaration or filing with any Governmental Authority is required in connection with the consummation by Company of the Merger; (IV) the execution, delivery and performance of this Agreement by Company and the consummation of the Merger will not constitute a breach or violation of or default under the Certificate of Incorporation or By-Laws of Company; and (V) upon the filing of this Agreement with the Secretary of State of the State of New York, the Merger shall have been duly consummated in accordance with the BCL with the effect provided therein and in Article I;

                  (d) there shall not be any action or proceeding commenced by or before any Governmental Authority in the United States, or threatened by any Governmental Authority in the United States, that challenges the consummation of the Merger or seeks to impose material limitations on the ability of Parent to exercise full rights of ownership of Company's assets or business;

                  (e) all third party approvals identified on Schedule 6.2(e) of the Disclosure Letter (including consents of Company's lenders to the change of control to be effected by the Merger) shall have been obtained;

                  (f) the Management Services Agreement shall have been terminated and all amounts owing by Mego Mortgage Corporation to Company or any of its subsidiaries thereunder shall have been paid in full, whether or not then otherwise currently due;

                  (g) no more than $700,000 shall be owing by Mego Mortgage Corporation to Company or any of its Subsidiaries under the Mortgage Servicing Agreement as of the Closing Date and Mego Mortgage Corporation shall have executed and delivered to Company an agreement, in form reasonably acceptable to Parent and Purchaser, pursuant to which Mego Mortgage Corporation agrees (i) to pay towards the amount owing under the Mortgage Servicing Agreement as of the Effective Time $100,000 per month (commencing on the first day of the month following the month in which the Closing occurs and continuing on the first day of each month thereafter) plus interest accrued on such $100,000 pursuant to the Mortgage Servicing Agreement, and (ii) to pay all amounts accrued under the Mortgage Servicing Agreement after the Effective Time on a current basis within 15 days after the end of each month; and

                  (h) the Certificate of Merger shall have been duly executed by Company and delivered to Parent and Purchaser.

The foregoing conditions are for the sole benefit of Parent and Purchaser and the failure of any such condition to be satisfied may be asserted solely by Parent or Purchaser unless such failure results from the actions or inactions of Purchaser or Parent. The foregoing conditions may be waived only by Purchaser or Parent, in whole or in part, at any time and from time to time, in their sole discretion. The failure by Parent or Purchaser at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right, the waiver of any such condition with respect to particular facts and circumstances shall not be deemed a waiver with respect to other facts and circumstances, and each such right shall be deemed an ongoing right that may be asserted at any time and from time to time.

                  6.3. CONDITIONS TO COMPANY'S OBLIGATIONS TO EFFECT THE MERGER. Company's obligations to effect the Merger shall be subject to the satisfaction, at or prior to the Closing Date, of each of the following additional conditions:

                  (a) there shall not be any action or proceeding commenced by or before any Governmental Authority in the United States, or threatened by any Governmental Authority in the United States, that challenges the consummation of the Merger;

                  (b) the Certificate of Merger shall have been duly executed by Purchaser and delivered to Company; and

                  (c) Parent shall have performed its obligations under Section 1.8(a).

                                  ARTICLE VII.

                        TERMINATION, AMENDMENT AND WAIVER

                  7.1. TERMINATION. This Agreement may be terminated at any time prior to the Effective Time (except with respect to Section 7.1(h)), whether before or after approval by the shareholders of Company:

                  (a) by consent of the Boards of Directors of Company and Purchaser and the Managers of Parent;

                  (b) by Parent and Purchaser upon notice to Company if any material default under or material breach of any covenant or agreement in this Agreement by Company shall have occurred and shall not have been cured within ten days after receipt of such notice, or any representation or warranty contained herein on the part of Company shall not have been true and correct in any material respect at and as of the date made and the facts which cause such representation or warranty to be untrue or incorrect materially impair the ability of Company to consummate the transactions contemplated hereby and have not been cured within five business days after Company's receipt of such notice from Parent and/or Purchaser;

                  (c) by Company upon notice to Parent and Purchaser if any material default under or material breach of any covenant or agreement in this Agreement by Parent or Purchaser shall have occurred and shall not have been cured within ten days after receipt of such notice, or any representation or warranty contained herein on the part of Parent or Purchaser shall not have been true and correct in any material respect at and as of the date made and the facts which cause such representation or warranty to be untrue or incorrect materially impair the ability of Parent or Purchaser to consummate the transactions contemplated hereby and have not been cured within five business days after Parent's receipt of such notice from Company; or

                  (d) by Parent and Purchaser, on the one hand, or Company, on the other, upon notice to the other if the Merger shall not have become effective on or before September 30, 1998, unless such date is extended by the consent of the Boards of Directors of Company and Purchaser evidenced by appropriate resolutions and the Managers of Parent; PROVIDED, HOWEVER, that the right to terminate this Agreement under this Section 7.1(d) shall not be available to any party whose breach of any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date;

                  (e) by Parent or Purchaser if the approval of the shareholders of Company required for consummation of the Merger shall not have been obtained on or before September 30, 1998, or by any of Parent, Purchaser and Company if the approval of the shareholders of Company required for consummation of the Merger shall not have been obtained by reason of the failure to obtain the required vote at the next duly held meeting of shareholders held after the date hereof or any adjournment thereof;

                  (f) by Parent or Purchaser if Company breaches the provisions of Section 4.3, subject to the last sentence of Section 4.4;

                  (g) by Parent or Purchaser if, at any time, the Board shall have withdrawn or modified in any manner adverse to Parent or Purchaser its approval or recommendation of this Agreement or the Merger or shall have recommended that the shareholders of Company accept or approve an Acquisition Transaction with a person other than Purchaser, or shall have resolved to do any of the foregoing;

                  (h) by Parent or Purchaser if there shall exist any of the conditions described in clauses (a) through (h) of ANNEX A; or

                  (i) by Company if the Board approves or recommends an Acquisition Proposal pursuant to Section 4.4(b).

                  7.2. EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to the provisions of Section 7.1, the provisions of this Agreement (other than the penultimate sentence of Section 4.2 and Sections 5.6, 7.2, 7.3 and 7.4) shall become void and have no effect, with no liability on the part of any party hereto or its shareholders or directors or officers in respect thereof, except as set forth in Section 7.3, PROVIDED that nothing contained herein shall be deemed to relieve any party of any liability it may have to any other party with respect to a willful breach of its obligations under this Agreement.

                  7.3. BREAK-UP FEE AND EXPENSES. Company acknowledges that Parent and Purchaser have made a substantial investment of management time and incurred substantial out-of-pocket expenses in connection with the negotiation and execution of this Agreement, their due diligence of Company and its Subsidiaries and their effort to consummate the transactions contemplated hereby. As compensation for entering into this Agreement, taking action to consummate the transactions hereunder and incurring the costs and expenses related thereto and other losses and damages, including foregoing other opportunities, Company and Parent agree as follows:

                  (a) Company shall pay to Parent an amount equal to 3% of the Total Merger Consideration as a fee plus up to the additional sum of $500,000 to cover all out-of-pocket expenses (including fees and expenses of its attorneys, accountants, investment bankers, engineers and other advisers) of Parent and Purchaser actually incurred in connection with the transactions contemplated by this Agreement (including the preparation and negotiation of this Agreement) within 10 business days following whichever of the following first occurs:

                           (i) Parent or Purchaser shall have exercised its right to terminate this Agreement pursuant to Section 7.1(f) or 7.1(g);

                           (ii) Company shall have exercised its right to terminate this Agreement pursuant to Section 7.1(i);

                           (iii) at any time after the date hereof and prior to the termination of this Agreement, Company or the Board shall accept or approve, or recommend that Company's shareholders accept or approve, or any Subsidiary or Board of Directors of a Subsidiary shall accept or approve, any Acquisition Proposal (including any such proposal that would trigger the requirement for payment of a spread amount payment pursuant to Section 6(e) of the Voting Agreement); or

                           (iv) at any time after the date hereof and prior to 12 months after the termination of this Agreement otherwise than (x) by consent pursuant to and in accordance with Section 7.1(a), (y) by Company pursuant to and in accordance with Section 7.1(c), or (z) by Parent or Purchaser pursuant to and in accordance with Section 7.1(h) because of the existence of one or more of the conditions set forth in paragraphs (d) and (h) of ANNEX A, Company or any of its Subsidiaries shall enter into an agreement to consummate, and shall thereafter (whether or not prior to 12 months after the termination of this Agreement) consummate, all or any portion of an Acquisition Transaction (other than an Acquisition Transaction described in clause (d) of the definition of "Acquisition Transaction" contained in Section 8.1).

                  (b) Company shall not be obligated to make any payment pursuant to this Section 7.3, if at the time such payment becomes due Company would be entitled to terminate this Agreement pursuant to and in accordance with Section 7.1(c).

                  7.4. LIQUIDATED DAMAGES. Parent and Purchaser acknowledge that Company has made a substantial investment of management time and incurred substantial out-of-pocket expenses in connection with the negotiation and execution of this Agreement and its effort to consummate the transactions contemplated hereby. As the exclusive compensation to Company for entering into this Agreement, taking action to consummate the transactions hereunder and incurring the costs and expenses related thereto and other losses and damages, including foregoing other opportunities, Company, Parent and Purchaser agree that in the event Company terminates the Agreement pursuant to Section 7.1(c), Parent shall pay to Company as Company's sole remedy, within 10 business days after Parent's receipt of notice of termination, liquidated damages in the amount of $300,000; PROVIDED, HOWEVER, that, unless this Agreement shall previously have been terminated, then upon the earlier of (I) 60 days after the date hereof and (II) the date upon which the Proxy Statement is first mailed to the holders of Shares entitled to vote at the Shareholders' Meeting, the obligation of Parent to pay liquidated damages to Company as Company's sole remedy if Company terminates the Agreement pursuant to Section 7.1(c) shall automatically be increased to $2,500,000. The obligation of Parent to pay liquidated damages of $300,000 pursuant to the preceding sentence is guaranteed under the separate guaranty of Blackacre Capital Group L.P. which has been delivered to Company upon the execution and delivery hereof. Parent covenants and agrees that (x) the obligation of Parent to pay liquidated damages totalling $2,500,000 pursuant to the foregoing proviso shall be guaranteed, under a supplemental or replacement guaranty in the form attached as EXHIBIT 2, by Blackacre Capital Group L.P. (or a financial institution or institutional investor other than Blackacre Capital Group L.P. reasonably acceptable to Company) and (y) at or prior to the time when the increase becomes effective Parent shall deliver such supplemental or replacement guaranty to Company with the effect that the full amount of such increased obligation shall be guaranteed.

                  7.5. AMENDMENT. This Agreement may be amended by the parties hereto only in a writing signed on behalf of each of them, at any time before or after approval of the Agreement by the shareholders of Company, but after such approval no amendment shall be made which alters the rate at which Company Common Shares shall be converted into Merger Consideration pursuant to Section 1.6 without the further approval of the shareholders of Company other than Parent and Purchaser.

                  7.6. WAIVER. Any term or provision of this Agreement (other than the requirements for approval by the shareholders of Company) may be waived in writing at any time by the party which is, or whose shareholders are, entitled to the benefits thereof.

                                  ARTICLE VIII.

                               GENERAL PROVISIONS

                  8.1. DEFINITIONS. As used in the Agreement, the following terms have the following respective meanings:

                  ACQUISITION PROPOSAL: any inquiry, proposal or offer from any Person relating to an Acquisition Transaction.

                  ACQUISITION TRANSACTION: any transaction or series of transactions, other than a transaction agreed to by Company, Parent and Purchaser in writing, involving any (A) direct or indirect acquisition or purchase of 32% or more of the assets of Company and its Subsidiaries or 32% or more of any class of equity securities of Company or any of its Subsidiaries,
(B) tender offer or exchange offer with respect to any class of equity securities of Company or any of its Subsidiaries, (C) merger, consolidation, business combination, sale of all or substantially all the assets, recapitalization, liquidation, dissolution or similar transaction involving Company or any of its Subsidiaries (other than the transactions between the parties hereto contemplated by this Agreement), or (D) any other transaction the consummation of which could reasonably be expected to impede, interfere with, prevent or materially delay the Merger or which could reasonably be expected to dilute materially the benefits to Parent of the transactions contemplated hereby.

                  AFFILIATE: with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

                  BCL:  as defined in the recitals.

                  BOARD: as defined in the recitals.

                  CERTIFICATE OF MERGER: as defined in Section 1.4(b).

                  CERTIFICATES: as defined in Section 1.8(b).

                  CLOSING: as defined in Section 1.5(a).

                  CLOSING DATE: the date of the Closing.

                  CODE: the Internal Revenue Code of 1986, as amended through the date hereof.

                  COMPANY: as defined in the first paragraph of this Agreement.

                  COMPANY COMMON SHARES: all of Company's issued and outstanding common shares, par value $.01 per share.

                  COMPANY GROUP PLANS: as defined in Section 2.14(e).

                  COMPANY INTERIM FINANCIALS: as defined in Section 2.6(b).

                  COMPANY PLANS: as defined in Section 2.14(a).

                  DISCLOSURE LETTER: the disclosure letter delivered by Company to Parent and Purchaser on the date hereof.

                  DISSENTING SHARES: as defined in Section 1.6(d).

                  EFFECTIVE TIME: as defined in Section 1.5(b).

                  ENVIRONMENT: soil, surface waters, ground waters, land, stream, sediments, surface or subsurface strata and ambient air.

                  ENVIRONMENTAL CONDITION: any condition with respect to the Environment at any Facility, whether or not yet discovered, at any Facility which is reasonably likely to or does result in any material Losses, including any condition resulting from the operation of the business of Company or any of its Subsidiaries or the operation of the business of any subtenant or occupant of any Facility.

                  ENVIRONMENTAL LAWS: all statutes, laws, treaties, rules, codes, ordinances, regulations, permits, certificates or orders of any Governmental Authority or any judgment, decree, injunction, writ or order of any Governmental Authority relating to injury to, or the protection of, human health or the Environment that are in effect prior to the Closing Date, including, without limitation, all valid and lawful requirements of courts and other Governmental Authorities pertaining to reporting, licensing, permitting, investigating, remediation and removal of, emissions, discharges, releases or threatened releases of Hazardous Substances, chemical substances, pesticides, petroleum or petroleum products, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the Environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature.

                  ERISA: the Employee Retirement Income Security Act of 1974, as amended.

                  ERISA AFFILIATE: an organization that is a member of a controlled group of organizations within the meaning of Sections 414(b), (c),
(m) or (o) of the Code which includes a particular entity.

                  EXCHANGE ACT: the Securities Exchange Act of 1934, as amended.

                  EXCHANGE AGENT: IBJ Schroder Bank & Trust Company or such other bank or trust company to be designated by Parent prior to the Effective Time to act as exchange agent.

                  FACILITY: as defined in Section 2.21.

                  GAAP: generally accepted accounting principles.

                  GOVERNMENTAL AUTHORITY: any United States federal, state or local or any foreign government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal or judicial or arbitral body.

                  HAZARDOUS SUBSTANCES: any substance (a) the presence of which requires notification, investigation, or remediation under any Environmental Law as in effect prior to the Closing Date; (b) which prior to the Closing Date is or becomes defined under any Environmental Laws as a "hazardous waste", "hazardous material" or "hazardous substance" or "pollutant" or "contaminant" or is regulated under any Environmental Law; (c) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any Governmental Authority under Environmental Laws prior to the Closing Date; (d) which contains gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds regulated under Environmental Laws prior to the Closing Date; (e) which contains polychlorinated byphenyls (PCBs) or asbestos or urea formaldehyde foam insulation; or (f) which contains or emits radioactive particles, waves or materials, including radon gas.

                  HSR ACT: as defined in Section 2.4.

                  KNOWLEDGE: actual knowledge of any executive officer of Company or any Subsidiary of Company charged with responsibility for such matter after due inquiry.

                  LOSSES: any fees, costs, expenses, judgments, fines, losses, damages or liabilities.

                  MANAGEMENT SERVICES AGREEMENT: that certain Services and Consulting Agreement, dated as of September 1, 1996, by and between Mego Mortgage Corporation and PEC, as amended by a letter agreement, dated January 20, 1998, between PEC and Mego Mortgage Corporation.

                  MATERIAL ADVERSE EFFECT: any change or effect that, individually or in the aggregate with all other changes or effects, is or is reasonably likely to be materially adverse to the business, operations, properties, condition (financial or otherwise), assets, liabilities of Company and its Subsidiaries, taken as a whole, when used with respect to Company and/or its Subsidiaries, or of Parent and its Subsidiaries, taken as a whole, when used with respect to Parent.

                  MERGER: as defined in the recitals.

                  MERGER CONSIDERATION: an amount equal to (i) the Per Share Amount if the notice described in Section 1.10 is given or (ii) the Per Share Amount less the quotient of the MMC Receivable divided by the number of Shares issued and outstanding as of the Closing if the notice described in Section 1.10 is not given.

                  MMC RECEIVABLE: the amount of $6,152,685 owed by Mego Mortgage Corporation to the Company or any of its Subsidiaries pursuant to that certain Agreement, dated August 29, 1997, between Company and Mego Mortgage Corporation and that certain Tax Allocation and Indemnity Agreement, dated as of November 19, 1996, between Company and Mego Mortgage Corporation, as reduced or satisfied by cash payment at or prior to Closing or by delivery to Company of an instrument or other assurance of or obligation to make payment, in form and substance acceptable to Purchaser in its sole and absolute discretion, providing for payment of such amounts on terms and conditions acceptable to Purchaser in its sole and absolute discretion. The MMC Receivable shall also include all property and proceeds, other than cash, received on account of, in exchange for or in payment of the MMC Receivable.

                  MORTGAGE SERVICING AGREEMENT: that certain Loan Program Sub-Servicing Agreement, dated September 1, 1996, by and between PEC and Mego Mortgage Corporation, as amended by a letter agreement, dated September 2, 1997, by and between PEC and Mego Mortgage Corporation, and as further amended by a letter agreement, dated January 20, 1998, by and between PEC and Mego Mortgage Corporation.

                  PARENT: as defined in the introductory paragraph of this Agreement.

                  PEC: Preferred Equities Corporation, a Nevada corporation.

                  PER SHARE AMOUNT: $6.00.

                  PERSON: an individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization and a government or any department or agency thereof.

                  PROXY STATEMENT: as defined in Section 5.1(b).

                  PURCHASER: as defined in the introductory paragraph of this Agreement.

                  RCRA: the Resource Conservation and Recovery Act (42 U.S.C.
Section 6901 ET SEQ.).

                  RELATED PARTY TRANSACTION: a transaction or business relationship of the type required to be described by Item 404 of Regulation S-K, as it appears in Title 17, Part 229 of the Code of Federal Regulations.

                  SEC: the Securities and Exchange Commission.

                  SEC DOCUMENTS: as defined in Section 2.7.

                  SHARES: shares of Company Common Shares.

                  SHAREHOLDERS' MEETING: as defined in Section 5.1.

                  SUBSIDIARY: with respect to any Person, any corporation or other business entity, a majority (by number of votes) of the shares of capital stock (or other voting interests) of which at the time outstanding is owned directly or indirectly by such Person.

                  SURVIVING CORPORATION: as defined in Section 1.1.

                  TAX or TAXES: all federal, state, local and foreign taxes, duties, levies, governmental charges and assessments of any nature, including employment taxes and deductibles relating to wages, salaries and benefits and payments to subcontractors

(to the extent required under applicable Tax law), and also including all interest, penalties and additions imposed with respect to such amounts.

                  TOTAL MERGER CONSIDERATION: an amount equal to the sum of (I) the Per Share Amount multiplied by the number of issued and outstanding Shares as of the date hereof, (II) the cash payment determined under Section 1.9 (assuming the Merger Consideration is equal to the Per Share Amount) as of the date hereof, and (III) the total indebtedness of the Company and its Subsidiaries as of February 28, 1998.

                  VOTING AGREEMENT: as defined in the recitals.

                  8.2. NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Except as is otherwise expressly provided in this Agreement, no representations, warranties or agreements in this Agreement or in any instrument delivered by Parent, Purchaser or Company pursuant to this Agreement shall survive the Merger.

                  8.3. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by telecopier or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  if to Parent or Purchaser, to:

                           Sycamore Partners, LLC
                           c/o Houlihan Lokey Howard & Zukin Capital
                           31 West 52nd Street, 11th Floor
                           New York, NY 10019-6118
                           Attention: David A. Preiser, Manager
                           Telecopy: (212) 582-7405

                  with a copy to each of:

                           Kronish, Lieb, Weiner & Hellman LLP
                           1114 Avenue of the Americas
                           New York, NY 10036
                           Attention:  Russell S. Berman, Esq.
                           Telecopy: (212) 997-3525

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           919 Third Avenue
                           New York, NY 10022-3897
                           Attention: Patrick J. Foye, Esq.
                           Telecopy: (212) 735-2000
                  if to Company, to:

                           Robert E. Nederlander
                           810 Seventh Avenue
                           21st Floor
                           New York, NY 10019
                           Telecopy: (212) 586-5862

                  with a copy to each of:

                           Mego Financial Corp.
                           1125 N.E. 125th Street, Suite 206
                           North Miami, FL 33161
                           Attention: Jerome J. Cohen
                           Telecopy: (305) 899-1824

                           Greenberg, Traurig, Hoffman,
                           Lipoff, Rosen & Quentel
                           1221 Brickell Avenue
                           Miami, FL 33131
                           Attention: Gary Epstein, Esq.
                           Telecopy: (305) 961-5894

                  8.4. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated thereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement including the Merger, be consummated as originally contemplated to the fullest extent possible.

                  8.5. MISCELLANEOUS. This Agreement and the exhibits, documents and instruments referred to herein or therein (A) constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof; (B) except as expressly provided by Section 4.5, are not intended to confer upon any other person other than the parties hereto any rights or remedies hereunder; (C) shall not be assigned by operation of law or otherwise, except that each of Parent and Purchaser may assign its rights and obligations hereunder without the consent of Company to one or more direct or indirect Subsidiaries of Parent (it being recognized that such an assignment shall not release or discharge the assignor from its obligations under this Agreement); and (D) shall be governed in all respects, including validity, interpretation and effect, by the internal laws (and not the principles of conflict of laws) of the State of New York. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement may be executed in two or more counterparts which together shall constitute a single instrument.


                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

                  8.6. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

                  IN WITNESS WHEREOF, Parent, Purchaser and Company have caused this Agreement to be executed by their respective duly authorized officers on the date first above written.

                                         SYCAMORE PARTNERS, LLC



                                         By:
                                             ----------------------------------
                                             David A. Preiser, Manager



                                         SYCAMORE ACQUISITION CORP.



                                         By:
                                             ----------------------------------
                                            David A. Preiser, President



                                         MEGO FINANCIAL CORP.



                                         By:
                                             ----------------------------------
                                             Jerome J. Cohen, President

                                                                        ANNEX A
                                                                        -------


                                   CONDITIONS

Parent and Purchaser shall have no obligation to consummate the Merger if and for so long as any of the following conditions shall exist:

                  (a) there shall have been instituted or be pending any action or proceeding before any court or governmental, administrative or regulatory authority or agency, domestic or foreign, that (i) could reasonably be expected to make illegal, materially delay or otherwise directly or indirectly restrain or prohibit the purchase of Shares pursuant to the Voting Agreement or the consummation of the Merger or any other transaction contemplated by this Agreement, or that could reasonably be expected to result in material damages in connection with any transaction contemplated by this Agreement; (ii) could reasonably be expected to prohibit or limit materially the ownership or operation by Company, Parent or any of their Subsidiaries of all or any material portion of the business or assets of Company, or to compel Company, Parent or any of their Subsidiaries to dispose of or hold separate all or any material portion of the business or assets of Company, Parent or any of their Subsidiaries, as a result of the transactions contemplated by this Agreement; (iii) could reasonably be expected to impose or confirm limitations on the ability of Parent, Purchaser or any other Affiliate of Parent to exercise effectively full rights to vote any Shares that are subject to the Voting Agreement or are acquired by any of them pursuant to the Voting Agreement or otherwise on all matters properly presented to Company's shareholders, including, without limitation, the approval and adoption of this Agreement and the transactions contemplated hereby; (iv) could reasonably be expected to require divestiture by Parent, Purchaser or any other Affiliate of Parent of any Shares; or (v) which otherwise is a Material Adverse Change (as defined below);

                  (b) there shall have been any action taken, or any statute, rule, regulation, legislation, interpretation, judgment, order or injunction enacted, entered, enforced, promulgated, amended, issued or deemed applicable to (i) Parent, Company or any Subsidiary or Affiliate of Parent or Company or (ii) any transaction contemplated by this Agreement, by any legislative body, court, government or governmental, administrative or regulatory authority or agency, domestic or foreign, other than the routine application of the waiting period provisions of the HSR Act to the Voting Agreement or the Merger, which is reasonably likely to result, directly or indirectly, in any of the consequences referred to in clauses (i) through (v) of paragraph (a) above;

                  (c) there shall have occurred after the date of the Agreement any change, condition, event or development that is a Material Adverse Change. For purposes of this ANNEX A, the term "MATERIAL ADVERSE CHANGE" means any change or effect that, individually or in the aggregate with all other changes or effects, is or is reasonably likely to be materially adverse to the business, operations, properties, condition (financial or otherwise), assets or liabilities of Company or any of its Subsidiaries, taken as a whole, except for changes or effects that result primarily from the contemplated Merger or the contemplated control of Company by Parent, including any action or inaction by any employee (other than a senior executive officer or director) of Company or any other third party primarily due to the contemplated Merger or the contemplated control of Company by Parent; PROVIDED, that the occurrence of any of the possible changes, conditions, events or developments set forth in Section Annex (c) of the Disclosure Letter shall not constitute a Material Adverse Change;

                  (d) there shall have occurred (i) any general suspension of, or limitation on prices for, trading in securities on the New York Stock Exchange for more than one trading day, (ii) any decline, measured from the date hereof, in the Dow Jones Industrial Average by an amount in excess of 20%, (iii) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States,
         (iv) any direct material limitation (whether or not mandatory) by any government or governmental, administrative or regulatory authority or agency, domestic or foreign, on the extension of credit by banks or other lending institutions, or (v) a commencement of a war or armed hostilities or other national or international calamity directly or indirectly involving the United States other than an invasion of Iraq by the United States;

                  (e) (i) it shall have been publicly disclosed or Purchaser shall have otherwise learned that beneficial ownership (determined for the purposes of this paragraph as set forth in Rule 13d-3 promulgated under the Exchange
         Act) of 20% or more of the then outstanding Shares has been acquired by any Person or group other than Parent or any of its Affiliates or those Persons executing the Voting Agreement or (ii) (A) the Board or any committee thereof shall have withdrawn or modified in a manner adverse to Parent or Purchaser the approval or recommendation of the Merger or this Agreement, or approved or recommended any Acquisition Proposal other than the Merger, (B) any Person or group shall have entered into a definitive agreement or an agreement in principle with Company with respect to an Acquisition Proposal, or (C) the Board or any committee thereof shall have resolved to do any of the foregoing;

                  (f) any representation or warranty of Company in this Agreement which is qualified as to materiality shall not be true and correct or any such representation or warranty that is not so qualified shall not be true and correct in any material respect, in each case as if such representation or warranty was made as of such time on or after the date of this Agreement (other than representations or warranties made as of a specific date, which shall only be made as of such date); and Company shall not have delivered to Parent a certificate of Company, signed by the President or chief executive officer thereof and dated as of the Closing Date, to the effect that each such representation and warranty which is qualified as to materiality is true and correct and each such representation and warranty that is not so qualified is true and correct in all material respects; PROVIDED, that for purposes of this paragraph (f), the term "Material Adverse Change" shall be substituted for the term "Material Adverse Effect" in all representations and warranties containing such term which are deemed to be made after the date of this Agreement by virtue of this paragraph (f);

                  (g) Company shall have failed to perform any obligation or to comply with any agreement or covenant of Company to be performed or complied with by it under this Agreement and such failures to perform, individually or in the aggregate, could reasonably be expected to constitute or result in a Material Adverse Change;

                  (h) (i) Mego Mortgage Corporation shall have made an assignment for the benefit of creditors or filed a petition for relief under any section of the Federal Bankruptcy Code or any other applicable bankruptcy or insolvency law, (ii) an order for relief with respect to Mego Mortgage Corporation shall have been entered under the Federal Bankruptcy Code or any other applicable bankruptcy or insolvency law, (iii) proceedings under the Federal Bankruptcy Code shall have been commenced against Mego Mortgage Corporation and shall not have been vacated or stayed, or (iv) a trustee, conservator or receiver shall have been appointed for all or a substantial part of the assets of Mego Mortgage Corporation and such appointment shall not have been vacated or stayed; or

                  (i) this Agreement shall have been terminated in accordance with its terms.

                                    EXHIBIT 1

                                COMMITMENT LETTER

                                    EXHIBIT 2

                     FORM OF GUARANTY OF LIQUIDATED DAMAGES

                                                                      APPENDIX B

March 23, 1998



Board of Directors
Mego Financial Corp.
4310 Paradise Road
Las Vegas, NV  89109


Gentlemen:

         We understand that Mego Financial Corp., a New York corporation ("Seller"), Sycamore Partners, LLC, a Delaware limited liability company ("Parent"), and Sycamore Acquisition Corp., a New York corporation wholly-owned by Parent ("Buyer"), propose to enter into an Agreement and Plan of Merger dated on or about March 25, 1998. We have been provided with a draft of the Agreement and Plan of Merger dated on or about March 25, 1998. We have been provided with a draft of the Agreement and Plan of Merger dated March 20, 1998 (the "Merger Agreement"). Pursuant to the Merger Agreement, we understand that Buyer will be merged into Seller (the "Merger") in a transaction in which each outstanding share of the common stock, $.01 par value per share, of Seller ("Seller Common Stock") will be converted into the right to receive $6.00 in cash, less an expected adjustment (capped at $0.29 per share and expected to be at least $0.25 per share) relating to a receivable held by Seller (the "Consideration"), and Seller will become a wholly-owned subsidiary of Parent. The terms and conditions of the Merger are set forth in more detail in the Merger Agreement.

         You have asked us for our opinion as investment bankers as to whether the Consideration to be received by the stockholders of Seller (other than Buyer or the parties to the Voting Agreement (as defined in the Merger Agreement)) pursuant to the Merger is fair to such stockholders from a financial point of view, as of the date hereof.

         In connection with our opinion, we have, among other things: (i) reviewed certain publicly available financial and other data with respect to Seller, including the consolidated financial statements for recent years and interim periods to January 31, 1998 and certain other relevant financial and operating data relating to Seller made available to us from published sources and from the internal records of Seller; (ii) reviewed the financial terms and conditions of the Merger Agreement; (iii) reviewed certain publicly available information concerning the trading of, and the trading market for, Seller Common Stock; (iv) compared Seller from a financial point of view with certain other companies in the vacation ownership sector which we deemed to be relevant; (v) considered the financial terms, to the extent publicly available, of selected recent business combinations of companies in the vacation ownership sector which we deemed to be

Mego Financial Corporation                                              Page 2
March 23, 1998




comparable, in whole or in part, to the Merger; (vi) discussed with representatives of the management of Seller certain information of a business and financial nature regarding Seller, furnished to us by them, including financial forecasts and related assumptions of Seller; (ix) made inquiries regarding and discussed the Merger and the Merger Agreement and other matters related thereto with Seller's counsel; and (x) performed such other analyses and examinations as we have deemed appropriate.

         In connection with our review, we have not assumed any obligation independently to verify the foregoing information and have relied on its being accurate and complete in all material respects. With respect to the financial forecasts for Seller provided to us by Seller management, upon their advice and with your consent we have assumed for purposes of our opinion that the forecasts have been reasonably prepared on bases reflecting the best available estimates and judgments of management as to the future financial performance of Seller and that they provide a reasonable basis upon which we can form our opinion. We have also assumed that there have been no material changes in Seller's assets, financial condition, results of operations, business or prospects since the respective dates of its last financial statements made available to us. We have relied on advice of the counsel and independent accountants to Seller as to all legal issues and tax and financial reporting matters with respect to Seller. We have assumed that the Merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Exchange Act of 1934 and all other applicable federal and state statutes, rules and regulations. In addition, we have not assumed responsibility for making an independent evaluation, appraisal or physical inspection of any of the assets or liabilities (contingent or otherwise) of Seller, nor have we been furnished with any such appraisals. Finally, our opinion is based on economic, monetary and market and other conditions as in effect on, and the information made available to us as of, the date hereof. Accordingly, although subsequent developments may affect this opinion, we have not assumed any obligation to update, revise or reaffirm this opinion.

         We have further assumed with your consent that the Merger will be consummated in accordance with the terms described in the Merger Agreement, without any amendments thereto, and without waiver by Seller of any of the conditions to its obligations thereunder. We have acted as financial advisor to Seller in connection with the Merger and will receive a fee for our services, including rendering this opinion, a significant portion of which is contingent upon the consummation of the Merger.

         Based upon the foregoing and in reliance thereon, it is our opinion as investment bankers that the Consideration to be received by the stockholders of Seller (other than Buyer and the parties to the Voting Agreement) pursuant to the Merger is fair to such stockholders from a financial point of view, as of the date hereof.

  Mego Financial Corporation                                              Page 3
March 23, 1998




         This opinion is directed to the Board of Directors of Seller in connection with its consideration of the Merger and is not a recommendation to any stockholder as to how such stockholder should vote with respect to the Merger. Stockholders of Seller are neither addresses nor intended beneficiaries of our opinion (which is addressed solely to the members of the Board of Directors of Seller for their personal use in connection with their review and approval of the Merger) or our underlying financial analysis, and no stockholders of Seller may rely or allege any reliance on our opinion (in connection with such stockholder's consideration of the merits of the Merger or otherwise). Furthermore, the scope of this opinion directed to the Board of Directors of Seller is limited to the financial fairness of the Consideration to the stockholders described above, and does not address the relative merits of the Merger or any alternatives to the Merger, Seller's underlying decision to proceed with the Merger, or any other aspect of the Merger. This opinion may not be used or referred to by Parent, Buyer or Seller, or quoted or disclosed to any person in any manner, without our prior written consent, which consent has been given to the inclusion of this opinion in its entirety in a proxy statement, filed with the Securities and Exchange Commission in connection with the Merger, that requires a description of the factors considered by the Board of Directors of Seller in connection with its approval of the Merger Agreement.

                                    Very truly yours,



                                    NATIONSBANC MONTGOMERY SECURITIES, LLC

                                                                      APPENDIX C


                                VOTING AGREEMENT

                  VOTING AGREEMENT, dated as of March 25, 1998 (this "AGREEMENT"), among SYCAMORE PARTNERS, LLC, a Delaware limited liability company ("PARENT"), and the individuals and entities whose names and addresses are set forth at the foot of this Agreement (collectively, the "SHAREHOLDERS"; and each, individually, a "SHAREHOLDER"), it being understood that the Shareholders are executing this Agreement solely in their capacities as shareholders of the Company (as defined below) and not in their capacities as directors and/or officers of the Company.

                                    RECITALS:

                  Parent and its wholly owned subsidiary, Sycamore Acquisition Corp., a New York corporation (the "SUBSIDIARY"), are, concurrently with the execution of this Agreement, entering into an Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT"), with Mego Financial Corp., a New York corporation (the "COMPANY").

                  As of the date hereof, the Shareholders own (both beneficially and of record) the number of Common Shares of the Company, par value $.01 per share ("COMPANY COMMON SHARES"), set forth opposite their respective names at the foot of this Agreement.

                  The Shareholders have agreed to enter into this Agreement governing the voting and disposition of the Company Common Shares now owned and which may hereafter be acquired by any of the Shareholders (the "SHARES").

                  In consideration of the foregoing recitals and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. VOTING OF SHARES. Until the Termination Date (as defined below), except as hereinafter provided, each Shareholder, severally and not jointly, shall cause all of the Shares which such Shareholder, directly or indirectly, owns or controls to be voted at any meeting of the shareholders of the Company, or in any consent in lieu of such a meeting, (a) in favor of the Merger Agreement and the consummation of the merger contemplated thereby (the "MERGER"), (b) against any transactions inconsistent with the Merger Agreement including, but not limited to, any merger, sale or other business combination between the Company and any person or entity other than Parent, the Subsidiary or any other affiliate of Parent, (c) against any amendment to the Company's Certificate of Incorporation or By-laws or any other proposal or transaction involving the Company or any of its direct or indirect subsidiaries which amendment or other proposal or transaction would result in a breach of any covenant, representation or warranty or any other obligation of the Company, or the failure of any condition, under or with respect to the Merger Agreement or any transaction contemplated thereby, and (d) in favor of any other matter necessary to consummate the transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that unless and until Parent has exercised the Options (as hereinafter defined) in accordance with this Agreement, the Shareholders shall not be obligated to so vote if the Board of Directors of the Company has previously withdrawn and not reinstated its recommendation in favor of the Merger (as hereinafter defined). For the purposes of this Agreement, "TERMINATION DATE" shall mean the earliest of (i) 10 business days after the termination of the Merger Agreement in accordance with its terms,
(ii) the Effective Time (as defined in the Merger Agreement), and (iii) the termination of this Agreement by the mutual written agreement of the parties hereto or pursuant to the terms of Section 10.

                  2. IRREVOCABLE PROXY. Each Shareholder hereby irrevocably appoints Parent, from and after the date hereof and until the Termination Date, as its attorney-in-fact and proxy pursuant to the provisions of Section 609 of the Business Corporation Law of the State of New York, with full power of substitution, for the sole purpose of voting (by written consent or otherwise) as set forth in clauses (a) through (d) of Section 1 with respect to the Shares (and all other securities issued to the Shareholder in respect of the Shares) which each Shareholder is entitled to vote at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or in respect of any consent in lieu of any such meeting or otherwise, and Parent accepts such appointment and agrees to vote on the matters and in the manner specified in clauses (a) through (d) of Section 1. Except to the extent stated herein, this proxy and power of attorney is irrevocable and coupled with an interest in favor of Parent; PROVIDED, HOWEVER, that this proxy and power of attorney shall terminate on the Termination Date unless the Options (as hereinafter defined) shall have previously been exercised, in which case this proxy and power of attorney shall terminate on the date of Closing (as hereinafter defined). Each Shareholder hereby revokes all other proxies and powers of attorney with respect to the Shares (and all other securities issued to the Shareholder in respect of the Shares) which it may have heretofore appointed or granted with respect to the matters set forth in clauses (a) through (d) of Section 1, and, prior to the Termination Date, no subsequent proxy or power of attorney with respect to such matters shall be given or written consent executed (and if given or executed, shall not be effective) by the Shareholder with respect thereto and such Shares shall not be subjected to any voting trust or other voting arrangement or agreement.

                  3. NO DISPOSITION OR ENCUMBRANCE OF SHARES. Each Shareholder hereby covenants and agrees that until the Termination Date, except as contemplated by this Agreement, the Shareholder shall not, and shall not offer or agree to, (a) sell, transfer, tender, assign, hypothecate or otherwise dispose of the Shares owned or controlled by such Shareholder, (b) create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, charge or other encumbrance of any nature whatsoever (collectively, "ENCUMBRANCES") with respect to the Shares owned or controlled by such Shareholder other than the Encumbrances set forth on SCHEDULE 1, or (c) create or permit to exist any voting trust or other limitation on the Shareholder's voting rights, or grant any proxies or powers of attorney, with respect to the Shares owned or controlled by such Shareholder. Each of John E. McConnaughy, Jr. ("MCCONNAUGHY") and Eugene Schuster ("SCHUSTER") covenants and agrees that (i) prior to the Closing, the amount of indebtedness set forth on
SCHEDULE 1 which is secured by the Shares he owns or (in the case of Schuster with respect to Growth Realty Holdings LLC and Growth Realty, Inc.) Shares he controls shall not be increased except for the accrual prior to the Closing of additional interest, (ii) on or prior to the Closing, he shall cause the Shares which he owns or controls and which are subject to the Encumbrances set forth on
SCHEDULE 1 to be released from such Encumbrances, and (iii) he shall deliver the Shares which he owns or controls and which are subject to the Encumbrances set forth on SCHEDULE 1 to Parent free and clear of all Encumbrances. The foregoing provisions of this Section 3 shall not be deemed to restrict or prohibit the ability of each Shareholder to transfer his Shares to members of his immediate family or trusts or other entities in connection with estate planning objectives provided that each such transferee agrees in writing to be bound by the terms of this Agreement and that notice and a copy of such agreement are provided to Parent prior to such transfer.

                  4. NO SOLICITATION OF TRANSACTIONS. Except with respect to activities as a director or officer of the Company, each Shareholder agrees that, prior to the Termination Date, it shall not, and shall not permit any investment banker, attorney or other adviser or representative retained by it or any other person acting on its behalf or as its agent to, in such capacity, directly or indirectly, (a) solicit, initiate or encourage the submission of any proposal or offer from any individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including, without limitation, a "person" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), trust, association or entity or government, political subdivision, agency or instrumentality of a government (collectively, other than Parent and any affiliate of Parent, a "PERSON") relating to (i) any acquisition or purchase of, or tender offer for, all or any of the Shares or (ii) any acquisition or purchase of all or any material portion of the assets of, or any equity interest in, the Company or any subsidiary of the Company or any merger, share exchange or other business combination with the Company or any subsidiary of the Company,
(b) participate in any discussions or negotiations regarding, or furnish to any Person any non-public information with respect to, or otherwise cooperate in any way with, or assist or participate or facilitate or encourage, any effort or attempt by any Person to do or seek any of the foregoing transactions involving the Company or any of its subsidiaries, or (c) agree to endorse any of the foregoing transactions involving the Company or any of its subsidiaries and any other Person or any agreement or understanding with respect to any such transaction which would require the Company to terminate the Merger Agreement or to abandon, terminate or fail to consummate any transaction contemplated thereby or by this Agreement. Each Shareholder immediately shall cease and cause to be terminated all existing discussions or negotiations of the Shareholder, in its capacity as a Shareholder, and its agents or other representatives acting in such capacity with any Person conducted heretofore with respect to any of the foregoing. Each Shareholder shall notify Parent promptly if any such proposal or offer, or any inquiry or contact with any Person with respect thereto, is made and shall, in any such notice to Parent, indicate in reasonable detail the identity of the Person making such proposal, offer, inquiry or contact and the terms and conditions of such proposal, offer, inquiry or contact. The provisions of this Section 4 shall not apply to or restrict any action that may be taken by the Shareholder in its capacity solely as an officer or director of the Company.

                  5. NO BREACH OF SHAREHOLDERS' REPRESENTATIONS AND WARRANTIES. Each Shareholder covenants and agrees that it, in its capacity as a shareholder, shall not enter into any transaction, take any action or, directly or indirectly, cause any event to occur that would result in any of the representations or warranties of such Shareholder contained herein not being true and correct at and as of the time immediately after the occurrence of such transaction, action or event.

                  6. OPTIONS.

                  (a) GRANT. Each Shareholder, severally and not jointly, hereby grants to Parent an exclusive and irrevocable option (each an "OPTION", and together the "OPTIONS") to purchase from such Shareholder all but not less than all of the Shares held by such Shareholder (the "OPTION SHARES") at a price of $6.00 per Option Share (the "PER SHARE AMOUNT"). Parent may assign to any subsidiary or affiliate of Parent (including the Subsidiary) the right to exercise all or any of the Options (subject to the requirement of Section 6(b) that none of the Options may be exercised unless all of the Options are exercised in whole as to all Shareholders). No Shareholder shall, in its capacity as a Shareholder, prior to the earlier to occur of the Termination Date and the Expiration Date (as defined below), take, or refrain from taking, any action which would have the effect of preventing or disabling (i) such Shareholder from delivering the Option Shares or otherwise performing its obligations under this Agreement, or (ii) any other Shareholder from delivering its Option Shares or otherwise performing its obligations under this Agreement. The Options shall terminate and be of no further force and effect if the Merger Agreement is terminated by the Company as a result of a breach by Parent or the Subsidiary provided that the Company has not breached its representations, warranties, covenants or agreements under the Merger Agreement and that no Shareholder has breached its representations, warranties, covenants or agreements under this Agreement. The Options shall expire on September 30, 1998 if they have not previously expired or been exercised.

                  (b) EXERCISE EVENTS. The Options are exercisable in whole but not in part as to all but not less than all Shareholders, and solely upon (i) a termination of the Merger Agreement by Parent or Purchaser pursuant to Section 7.1(b), 7.1(f) or 7.1(g) of the Merger Agreement; (ii) a termination of the Merger Agreement by the Company pursuant to Section 7.1(i) of the Merger Agreement; (iii) commencement of a tender offer to the shareholders of the Company by a person other than Parent, an affiliate of Parent, the Shareholders or their affiliates, to purchase more than 40% of the outstanding Common Shares of the Company for a purchase price in excess of the Per Share Amount in cash; or (iv) a termination of the Merger Agreement because of the failure of two-thirds of the then outstanding Common Shares of the Company to be voted in favor of the Merger, provided that the proxies granted by this Agreement shall have been voted in favor of the Merger (each, an "EXERCISE EVENT"), and if exercisable, may be exercised at any time on or prior to the Expiration Date; provided that all of the Options must be exercised concurrently in whole with respect to all of the Option Shares, and not in part. The "EXPIRATION DATE" shall be the date that is the earlier of (x) 10 business days after the occurrence of the first Exercise Event described in clauses (i), (ii) and (iv) to occur, or
(y) 60 days after the commencement of a tender offer as described in clause
(iii) if the Board of Directors of the Company shall not have approved or recommended such tender offer; PROVIDED, HOWEVER, that the 60-day period described in clause (y) shall not be deemed to have commenced if such tender offer is not consummated. Notwithstanding anything to the contrary contained herein, if the Board of Directors of the Company shall have approved or recommended a tender offer described in clause (iii), the commencement of such tender offer shall not be an Exercise Event (but the provisions of Section 6(e) shall apply) unless and until the bidder making such tender shall have made a public announcement pursuant to Rule 14d-2 under the Securities Exchange Act of 1934, as amended, that such bidder has determined not to continue or to withdraw such tender offer, in which event the Options shall become exercisable upon such public announcement and the Expiration Date shall be the date that is 10 business days after such bidder makes such public announcement.

                  (c) EXERCISE. In the event Parent wishes to purchase the Option Shares, the following procedures shall be followed:

                  (i) Parent shall send a written notice to each Shareholder stating that the Options are being exercised. Parent shall use its best reasonable efforts to file promptly any documents required to be filed under Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR ACT")). For purposes of determining whether the Options have been exercised prior to the Expiration Date, the date of delivery of such notice shall be deemed to be the date of exercise of the Options. The Option shall lapse and be of no further force and effect if the waiting period and any extensions thereof under the HSR Act have not expired within 150 days after the Option is exercised.

                  (ii) Simultaneously with Parent's delivery of the notices required by Section 6(c)(i), Parent shall deliver to the Shareholders a guaranty of payment, in the form attached as EXHIBIT A, by Blackacre Capital Group L.P. (or a financial institution or institutional investor other than Blackacre Capital Group L.P. reasonably acceptable to the Shareholders holding a majority in number of the Option Shares) to each Shareholder of the aggregate purchase price due to such Shareholder for its Option Shares pursuant to the exercise of the Options.

                  (iii) The closing of each purchase of Option Shares following exercise of the Options (the "CLOSING") shall take place at a location in New York City specified by Parent and shall occur on the earlier of (x) the closing of the Merger or an Acquisition Transaction (as defined in the Merger Agreement) or (y) the date designated by Parent that is not more than 150 days after Parent exercises the Options. At the Closing (A) Parent (or any affiliate or subsidiary of Parent) shall pay to the selling Shareholder the aggregate price for the Option Shares so purchased by certified or cashier's check or wire transfer of immediately available funds and (B) such Shareholder shall deliver to Parent (or, at the option of Parent, an affiliate or subsidiary of Parent) a certificate or certificates, duly endorsed in blank or accompanied by stock powers duly executed in blank, representing the Option Shares so purchased free and clear of all Encumbrances. Notwithstanding the provisions of the preceding sentence, each of McConnaughy and Eugene agrees that Parent (or, at the option of Parent, an affiliate or subsidiary of Parent) may, at its option, pay the aggregate price allocable to McConnaughy's and Schuster's respective Option Shares which are subject to the Encumbrances set forth on SCHEDULE 1 directly to the pledgees set forth on SCHEDULE 1 on account of the obligations secured by such Options Shares, and that when paid to such pledgees, such amounts shall be credited against the aggregate price payable hereunder to McConnaughy and Schuster for their respective Option Shares.

                  (d) POST CLOSING OBLIGATIONS OF PURCHASER. Purchaser agrees that in the event the Options are exercised in accordance with the preceding provisions of this Section 6, and provided that no Merger or Acquisition Transaction (as defined in the Merger Agreement) shall have been consummated prior thereto, it will within 90 days after the date of exercise of the Options make a tender offer to the remaining shareholders of the Company to purchase all their Company Common Shares at the Per Share Amount in cash, and such tender offer shall be consummated as to all of the Company Common Shares tendered within 60 days after the commencement of the tender offer; provided that such 60-day period shall be extended for the number of days that any administrative or judicial order prohibits or enjoins the consummation of the tender offer and provided further that Purchaser shall have no obligation to make such tender offer if there shall have occurred after the date the Options are exercised any change, condition, event or development that is a Material Adverse Change (as defined in the Merger Agreement). Purchaser further agrees that upon the exercise of the Options and until the Merger or consummation of such tender offer as to all of the Company Common Shares tendered, Company will (i) continue to operate the Company in the ordinary course of business; (ii) not transfer the Shares; and (iii) operate the Company so that (A) there is no "business combination" (as such term is used in Section 912(a)(5) of the New York Business Corporation Law) with any person or entity who at any time from and after the date hereof is an associate or affiliate of Purchaser and (B) there is no payment by the Company of material compensation to, or entering into by the Company of a material transaction or business relationship (not described in clause (A) above), or any commitment for any such compensation, transaction or relationship, with Purchaser or any associate or affiliate of Purchaser unless such compensation, transaction, relationship or commitment is simultaneously approved by the Company's Board of Directors.

                  (e) SPREAD AMOUNT PAYMENT. Notwithstanding the foregoing provisions of this Section 6, if, prior to September 30, 1998, a tender offer is made to the shareholders of the Company by a person other than Parent, an affiliate of Parent, the Shareholders or their affiliates, to purchase outstanding Company Common Shares for a purchase price in excess of the Per Share Amount in cash, and if the Board of Directors of the Company recommends to its shareholders the acceptance of such tender offer, each Shareholder shall pay to Parent a spread amount equal to the product of the number of Shares owned by such Shareholder which are purchased in such tender offer (or otherwise by the person or persons making such tender offer or their affiliates or associates) and the difference between the net tender offer price per share received by such Shareholder in such tender offer (or the net cash price per share otherwise received by such Shareholder) and the Per Share Amount. Such payment shall be made concurrently with the closing of the sale of Shares in such tender offer, as it may be renewed or extended (or at the time of such other purchase by such person or persons).

                  (f) PURCHASE OF THIRD PARTY SHARES. If Parent exercises the Options, then during the six-month period commencing on the date Parent exercises the Options, Parent shall not purchase or offer to purchase Company Common Shares at a price less than the Per Share Amount.

                  7. LEGEND ON CERTIFICATES. The certificate(s) evidencing the Shares shall be endorsed with a restrictive legend substantially as follows:

                  "The shares evidenced by this certificate are subject to a voting agreement dated as of March __, 1998 between the registered holder hereof and Sycamore Partners, LLC, a copy of which is on file at the principal office of the Company. The holder of this certificate, by his acceptance hereof, agrees to be bound by all the terms of such agreement, as the same is in effect from time to time."

                  8. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS. Each Shareholder hereby severally represents and warrants, with respect to itself and its ownership of the Shares, to Parent and the Subsidiary as follows, it being understood that no Shareholder makes any representation or warranty with respect to any other Shareholder:

                  (a) DUE ORGANIZATION; AUTHORITY RELATIVE TO THIS AGREEMENT. If the Shareholder is not a natural person, it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized (as set forth on the signature page hereof). The Shareholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Shareholder and the consummation by the Shareholder of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Shareholder (including but not limited to any necessary action by the Shareholder's directors, shareholders, partners, managers, members and/or other equity holders, whichever are relevant to such Shareholder's type of organization if it is not a natural person). This Agreement has been duly and validly executed and delivered by the Shareholder and, assuming the due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally.

                  (b) NO CONFLICT. The execution and delivery of this Agreement by the Shareholder does not, and the performance of this Agreement by the Shareholder will not, (i) require any consent, approval, authorization or permit of, or filing with or notification to (other than pursuant to the HSR Act and the Securities Exchange Act of 1934, as amended), any governmental or regulatory authority, domestic or foreign, (ii) conflict with or violate, if the Shareholder is not a natural person, the Certificate of Incorporation or Bylaws or partnership agreement, operating agreement or other constitutive documents of the Shareholder, (iii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Shareholder or by which any property or asset of the Shareholder is bound, or (iv) except as disclosed herein or in the Merger Agreement, result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance of any nature whatsoever on any property or asset of the Shareholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Shareholder is a party or by which the Shareholder or any property or asset of the Shareholder is bound.

                  (c) TITLE TO THE SHARES. The Shares owned by the Shareholder (as set forth on the signature pages hereto) are all the equity securities of the Company owned, either of record or beneficially, by the Shareholder. Except as specified on
                  SCHEDULE 1, the Shareholder owns all such Shares free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, voting trusts and other limitations on the Shareholder's voting rights, charges and other encumbrances of any nature whatsoever, and, except as provided in this Agreement, the Shareholder has not appointed or granted any proxy or power of attorney, which appointment or grant is still effective, with respect to the Shares.

                  (d) BROKERS. Except as disclosed in the Merger Agreement, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Shareholder.

                  (e) BOARD APPROVAL. Prior to the execution and delivery of this Agreement, the Board of Directors of the Company has duly approved this Agreement and the Merger Agreement and the acquisition by Parent, directly or through any subsidiary, of Company Common Shares pursuant to this Agreement and/or the Merger Agreement and the grant by the Shareholders to Parent of the proxies and powers of attorney set forth herein.

                  (f) RESIDENCE. The Shareholder is a resident of the state set forth immediately below such Shareholder's signature on the signature pages of this Agreement.

                  9. REPRESENTATIONS AND WARRANTIES OF PARENT. Parent hereby represents and warrants to the Shareholders as follows:

                  (a) DUE ORGANIZATION; AUTHORITY RELATIVE TO THIS AGREEMENT. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Parent has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Parent and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent. This Agreement has been duly and validly executed and delivered by Parent and, assuming the due authorization, execution and delivery by the Shareholders, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally.

                  (b) NO CONFLICT. The execution and delivery of this Agreement by Parent does not, and the performance of this Agreement by Parent will not, (i) require any consent, approval, authorization or permit of, or filing with or notification to (other than pursuant to the HSR Act and the Securities Exchange Act of 1934, as amended), any governmental or regulatory authority, domestic or foreign, (ii) conflict with or violate the Certificate of Incorporation or By-laws of Parent, (iii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Parent or by which any property or asset of Parent is bound, or (iv) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance of any nature whatsoever on any property or asset of Parent pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent is a party or by which Parent or any property or asset of Parent is bound.

                  (c) BROKERS. Except as disclosed in the Merger Agreement, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Parent.

                  10. TERMINATION OF AGREEMENT. Parent reserves the right in its sole discretion at any time hereafter to terminate this Agreement, the Options and all irrevocable proxies granted to it hereunder by written notice to the Shareholders. This Agreement shall in any event terminate upon the earliest of
(a) the consummation of the Merger; (b) the close of business on the Expiration Date; PROVIDED that if Parent shall have exercised the Options pursuant to
Section 6, the obligations of Parent under Section 6(d) shall survive the termination of this Agreement; and (c) termination of the Merger Agreement for any reason that does not constitute an Exercise Event pursuant to Section 6(b); PROVIDED that if the Merger Agreement is terminated by reason of a tender offer approved by the Board of Directors of the Company, this Agreement shall nevertheless continue in force until the earlier of the Expiration Date or the date on which the obligations of the Shareholders under Section 6(e) are performed and satisfied.

                  11. MISCELLANEOUS.

                  (a) EXPENSES. Except as otherwise provided herein or in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

                  (b) FURTHER ASSURANCES. Parent and the Shareholders will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

                  (c) SPECIFIC PERFORMANCE. The Shareholders and Parent agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that Parent and the Shareholders shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which it may be entitled at law or in equity.

                  (d) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between Parent and the Shareholders with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between Parent and the Shareholders with respect to the subject matter hereof.

                  (e) ASSIGNMENT. This Agreement shall not be assigned by operation of law or otherwise, except that Parent may assign all or any of its rights and obligations hereunder to any affiliate of Parent, provided that no such assignment shall relieve Parent of its obligations hereunder if such assignee does not perform such obligations.

                  (f) OBLIGATIONS OF SUCCESSORS; PARTIES IN INTEREST. This Agreement shall be binding upon, inure solely to the benefit of, and be enforceable by, the successors and permitted assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. Notwithstanding anything to the contrary set forth or implied in this Agreement, no Shareholder shall have any obligation or responsibility with respect to any obligation or responsibility of any other Shareholder.

                  (g) AMENDMENT; WAIVER. This Agreement may not be amended or changed except by an instrument in writing signed by the parties hereto. Any party hereto may (i) extend the time for the performance of any obligation or other act of any other party hereto which is for the waiving party's benefit,
(ii) waive any inaccuracy in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any agreement or condition contained herein which is for the waiving party's benefit. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

                  (h) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                  (i) NOTICES. All notices, requests, claims, demands and other communications hereunder shall be effective only if in writing and delivered (effective upon receipt) by personal service, by telecopy, by nationally recognized express delivery service or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by notice given in accordance with this Section 11(i)):

                  if to Parent:

                           Sycamore Partners, LLC
                           c/o Houlihan Lokey Howard & Zukin Capital
                           31 West 52nd Street, 11th Floor
                           New York, NY 10019-6118
                           Attention: David A. Preiser, Manager
                           Telecopy: (212) 582-7405
                  with a copy to each of:

                           Kronish, Lieb, Weiner & Hellman LLP
                           1114 Avenue of the Americas
                           New York, New York 10036
                           Attention: Russell S. Berman, Esq.
                           Telecopy:  (212) 997-3525

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           919 Third Avenue
                           New York, NY 10022-3897
                           Attention: Patrick J. Foye, Esq.
                           Telecopy: (212) 735-2000

                  if to any Shareholder:

                           at such Shareholder's address set forth at the foot of this Agreement with a copy to:

                           Greenberg, Traurig, Hoffman,
                           Lipoff, Rosen & Quentel, P.A.
                           1221 Brickell Avenue
                           Miami, Florida  33131
                           Attention: Gary M. Epstein
                           Telecopy:  (305) 961-5894

                  (j) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed in and to be performed in that State (without regard to principles of conflicts of laws).

                  (k) HEADINGS. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (l) COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  12. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES ANY RIGHT IT MIGHT HAVE TO A JURY TRIAL OF ANY DISPUTE ARISING IN CONNECTION WITH THIS AGREEMENT.

                  IN WITNESS WHEREOF, Parent has caused this Agreement to be executed by its manager thereunto duly authorized and the Shareholders have duly executed this Agreement, all as of the date first written above.



                                               PARENT:


                                               SYCAMORE PARTNERS, LLC




                                               By:
                                                   ----------------------------
                                                   David A. Preiser, Manager

[Signatures of Shareholders appear on three following unnumbered pages]



                                                                                NUMBER OF
                                                     NUMBER OF                  OPTIONS
SHAREHOLDERS:                                        SHARES OWNED:              OWNED:
-------------                                        -------------              ---------



---------------------------------                     1,101,964                   12,500
Jerome J. Cohen
Address:  1125 N.E. 125th Street
          Suite 206
          Miami, FL 33161


--------------------------------                         93,503
Rita Cohen
Address: 1125 N.E. 125th Street
         Suite 206
         Miami, FL 33161


GROWTH REALTY HOLDINGS LLC


By:
   -----------------------------                        235,000
Name: Eugene I. Schuster
Address: 321 Fisher Building
         Detroit, Michigan 48202


GROWTH REALTY, INC.


By:
   -----------------------------                      1,678,634
Name:  Eugene I. Schuster
Address:  321 Fisher Building
          Detroit, Michigan 48202

--------------------------------                      1,622,464                    5,000
Herbert B. Hirsch



--------------------------------
Illana Hirsch
Address: 230 East Flamingo Road
         Las Vegas, NV 89109








--------------------------------                        828,555                    5,000
Don A. Mayerson
Address: 1125 N.E. 125th Street
         Suite 206
         Miami, FL 33161


--------------------------------                        593,007                    5,000
John E. McConnaughy, Jr.
Address: 1011 High Ridge Road
         Stamford, CT 06905


--------------------------------                      1,786,852                   12,500
Robert E. Nederlander
Address:  810 Seventh Avenue
          21st Floor
          New York, NY 10019



RER CORP.                                               250,000



By:
   -----------------------------
Name: Robert E. Nederlander
Address: 810 Seventh Avenue
         21st Floor
         New York, NY 10019



RITA AND JEROME J. COHEN                                 30,000
FOUNDATION, INC.

By:
   -----------------------------
Name: Jerome J. Cohen, President
Address: 1125 N.E. 125th Street
         Suite 206
         Miami, FL 33161





ROBERT E. NEDERLANDER FOUNDATION                        100,000



By:
   ----------------------------
Name: Robert E. Nederlander
Address:  810 Seventh Avenue
          21st Floor
          New York, NY 10019



--------------------------------                                                   5,000
Eugene Schuster
Address: 321 Fisher Building
         Detroit, MI
         Arlington, VA 22209



TRUST OF JEROME J. COHEN DATED
OCTOBER 25, 1991                                        500,000


By:
   -----------------------------
Name: Lawrence J. Cohen, Trustee
Address: 1125 N.E. 125th Street
         Suite 206
         Miami, FL 33161


                                   SCHEDULE 1

                             ENCUMBRANCES ON SHARES







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                                    EXHIBIT A

                                FORM OF GUARANTY